UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06200

Schwab Investments – Schwab 1000 Index Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Omar Aguilar

Schwab Investments – Schwab 1000 Index Fund

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Item 1: Report(s) to Shareholders.

Annual Report | October 31, 2023
Schwab Equity Index Funds®

Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth
Index Fund
Schwab U.S. Large-Cap Value
Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®

This page is intentionally left blank.

Eight cost-efficient ways to tap into the power of the stock market for long-term growth potential.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the Portfolio Holdings are sub-categories of Sector classifications.
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Total Return for the 12 Months Ended October 31, 2023
Schwab S&P 500 Index Fund (Ticker Symbol: SWPPX)	10.11%
S&P 500® Index	10.14%
Fund Category: Morningstar Large Blend[1]	7.62%
Performance Details	pages 6-8

Schwab 1000 Index Fund (Ticker Symbol: SNXFX)	9.35%
Schwab 1000 Index®	9.39%
Russell 1000® Index	9.48%
Fund Category: Morningstar Large Blend[1]	7.62%
Performance Details	pages 9-11

Schwab Small-Cap Index Fund (Ticker Symbol: SWSSX)	-8.47%
Russell 2000® Index	-8.56%
Fund Category: Morningstar Small Blend[1]	-4.86%
Performance Details	pages 12-14

Schwab Total Stock Market Index Fund (Ticker Symbol: SWTSX)	8.38%
Dow Jones U.S. Total Stock Market IndexSM	8.39%
Fund Category: Morningstar Large Blend[1]	7.62%
Performance Details	pages 15-17
Total Return for the 12 Months Ended October 31, 2023

Schwab U.S. Large-Cap Growth Index Fund (Ticker Symbol: SWLGX)	18.89%
Russell 1000® Growth Index	18.95%
Fund Category: Morningstar Large Growth[1]	14.19%
Performance Details	pages 18-20

Schwab U.S. Large-Cap Value Index Fund (Ticker Symbol: SWLVX)	0.11%
Russell 1000® Value Index	0.13%
Fund Category: Morningstar Large Value[1]	0.68%
Performance Details	pages 21-23

Schwab U.S. Mid-Cap Index Fund (Ticker Symbol: SWMCX)	-1.03%
Russell Midcap® Index	-1.01%
Fund Category: Morningstar Mid-Cap Blend[1]	-0.80%
Performance Details	pages 24-26

Schwab International Index Fund[2] (Ticker Symbol: SWISX)	15.30%
MSCI EAFE® Index (Net)[3]	14.40%
Fund Category: Morningstar Foreign Large Blend[1]	13.03%
Performance Details	pages 27-29

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
2
The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
3
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 10.14%. U.S. large-cap stocks outperformed U.S. small-cap stocks, with the Russell 1000® Index and the Russell 2000® Index returning 9.48% and -8.56%, respectively. Among U.S. large-cap stocks, growth stocks outperformed value stocks, with the Russell 1000® Growth Index and the Russell 1000® Value Index returning 18.95% and 0.13%, respectively. Outside the U.S., the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 14.40% for the reporting period.
Economies around the world grew out of sync as they wrestled with record levels of government debt, rising geopolitical tensions, and weak productivity gains that stifled economic growth. The U.S. economy continued to show unexpected resiliency. Surprisingly robust job growth and strong consumer spending helped propel U.S. gross domestic product (GDP) to a 5.2% annualized growth rate for the third quarter of 2023, up from roughly 2% over the prior three quarters. Inflation remained above the Fed’s historical 2% target over the reporting period but declined between November 2022 and June 2023 as rents and wage growth eased, profit margins declined, and monetary policy remained restrictive before ticking up slightly in July 2023 through September 2023. The unemployment rate remained low throughout the period despite inflationary pressures but did rise slightly in August and October. An
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2023

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
The Investment Environment (continued)

increase in the labor force participation rate (the proportion of working-age Americans who have a job or are looking for one) in August and strike activity in October were large contributors to the increase in unemployment in the last three months of the reporting period.
Oil prices were volatile, ranging from a high of $92 per barrel at the beginning of the reporting period to a low of $66 and ending the period at just over $80 per barrel. Eurozone GDP growth contracted slightly in the fourth quarter of 2022 driven by manufacturing pressures and headwinds related to oil and commodity prices, was flat for the first quarter of 2023, expanded slightly for the second quarter of 2023 bolstered by a moderation in inflationary pressures, and contracted slightly for the third quarter of 2023 as financing conditions remained tight. The United Kingdom posted small gains in GDP growth throughout the reporting period, with household consumption expenditures and manufacturing output among key growth drivers. In Japan, following flat GDP growth in the fourth quarter of 2022, GDP rose for the first two quarters of 2023, primarily on rising exports and falling imports. Among emerging markets, China’s GDP grew throughout the reporting period as the government’s various policies seeking to help the economy have offset the impact of a prolonged property crisis and weak trade. India’s GDP grew in the fourth quarter of 2022 and the first two quarters of 2023, driven primarily by robust performance of the services sector along with strong consumer demand and increased government spending.
In its efforts to lower inflation, the Fed raised interest rates six times during the reporting period, increasing the federal funds rate from a range of 3.00% to 3.25% to a range of 5.25% to 5.50%. At its meetings in June, September, and October, the Fed maintained the then current rates, citing robust economic activity, strong—though moderating—job gains, and low unemployment while acknowledging tighter financial and credit conditions for households and businesses. The Fed also maintained its program to reduce the assets held on its balance sheet, though its balance sheet temporarily spiked in March 2023 when the Fed supported banks after the failure of three U.S. regional banks. Despite the spike, balance sheet assets declined over the reporting period. Central banks outside the United States also battled with persistently high, albeit waning, inflation. After raising rates eight times during the reporting period, the European Central Bank held its rate steady at its October meeting as inflation and pricing pressures finally showed signs of easing. Similarly, the Bank of England maintained its key official bank rate at its September meeting, after seven rate hikes during the reporting period, leaving borrowing costs at a 15-year high. In contrast, the Bank of Japan continued to uphold its short-term interest rate target of -0.1%, unchanged since 2016, despite inflationary pressures but relaxed its yield control policy.

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Fund Management

Christopher Bliss, CFA, Managing Director and Head of Passive Equity Strategies for Schwab Asset
Management, is responsible for overseeing the investment process and portfolio management of investment strategies for passive equity Schwab Funds and Schwab ETFs, and Schwab Personalized Indexing™ separately managed accounts. Before joining Schwab in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays
Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. In this role, Mr. Bliss was responsible for overseeing a team of portfolio managers managing domestic, developed international and emerging markets index strategies.
Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Jeremy Brown, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the funds, except for the Schwab International Index Fund. Prior to joining
Schwab in 2017, Mr. Brown spent six years with ALPS Advisors, Inc. in Denver, most recently as a senior analyst on the ETF portfolio management and research team where he performed portfolio management, trading, and analytics/research functions for ALPS ETFs and passive funds. Additionally, Mr. Brown led a number of investment research, commentary, industry trend analysis, and sales and marketing support initiatives.

Ferian Juwono, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the oversight and day-to-day co-management of the funds, except for the Schwab International Index Fund. Prior to joining Schwab in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors) where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

David Rios, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab International Index Fund. Prior to this role, Mr. Rios was an associate portfolio manager on the equity index strategies team for four years. His first role with Schwab Asset Management was as a trade operations specialist. Prior to joining Schwab in 2008, Mr. Rios was a senior fund accountant at
Investors Bank & Trust (subsequently acquired by State Street Corporation).

Agnes Zau, CFA, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the funds, except for the Schwab International Index Fund. Prior to joining Schwab in
2018, Ms. Zau was at BlackRock for three years, most recently as a multi-asset portfolio investment consultant where she advised institutional clients on asset allocation and strategy, constructed risk decomposition and portfolio optimization, and conducted scenario analyses for the core multi-asset target risk strategies. She spent the preceding three years as a derivatives specialist at Mellon Capital.

Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund as of October 31, 2023

The Schwab S&P 500 Index Fund’s (the fund) goal is to track the total return of the S&P 500® Index (the index). The index includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks.Within the index, stocks in the communication services and information technology sectors were the top performers, while stocks in the utilities and real estate sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned 10.11% for the 12-month reporting period ended October 31, 2023, compared with the index, which returned 10.14%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The health care sector detracted the most from the total return of the fund. Health care stocks represented an average weight of approximately 14% of the fund’s investments and returned approximately -5% for the reporting period. One example from this sector is Pfizer, Inc., a pharmaceutical company, which represented an average weight of less than 1% of the fund’s investments and returned approximately -32% for the reporting period.
The financials sector also detracted from the total return of the fund, representing an average weight of approximately 11% of the fund’s investments and returning approximately -2% for the reporting period.
The information technology sector contributed the most to the total return of the fund. Information technology stocks represented an average weight of approximately 29% of the fund’s investments and returned approximately 29% for the reporting period. One example from this sector is Microsoft Corp., which develops, manufactures, licenses, sells, and supports software products. The fund’s holdings of Microsoft Corp. represented an average weight of approximately 6% of the fund’s investments and returned approximately 47% for the reporting period.
The communication services sector also contributed to the total return of the fund, representing an average weight of approximately 8% of the fund’s investments and returning approximately 36% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab S&P 500 Index Fund (5/19/97)	10.11%	10.99%	11.12%
S&P 500® Index	10.14%	11.01%	11.18%
Fund Category: Morningstar Large Blend[2]	7.62%	9.67%	9.69%
Fund Expense Ratio[3]: 0.02%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – “Standard & Poor’s®,” “S&P®,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC (S&P), and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus.
Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	502
Weighted Average Market Cap (millions)	$648,236
Price/Earnings Ratio (P/E)	21.2
Price/Book Ratio (P/B)	3.7
Portfolio Turnover Rate	2% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets6

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
Portfolio turnover rate excludes in-kind transactions.
3
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
4
Less than 0.05%.
5
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
6
This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund as of October 31, 2023

The Schwab 1000 Index Fund’s (the fund) goal is to match the total return of the Schwab 1000 Index® (the index). The index is a float-adjusted market capitalization weighted index that includes the 1,000 largest stocks of publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. Within the index, stocks in the communication services and information technology sectors were the top performers, while stocks in the utilities and real estate sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned 9.35% for the 12-month reporting period ended October 31, 2023, compared with the index, which returned 9.39%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The health care sector detracted the most from the total return of the fund. Health care stocks represented an average weight of approximately 14% of the fund’s investments and returned approximately -5% for the reporting period. One example from this sector is Pfizer, Inc., a pharmaceutical company, which represented an average weight of less than 1% of the fund’s investments and returned approximately -32% for the reporting period.
The financials sector also detracted from the total return of the fund, representing an average weight of approximately 11% of the fund’s investments and returning approximately -2% for the reporting period.
The information technology sector contributed the most to the total return of the fund. Information technology stocks represented an average weight of approximately 28% of the fund’s investments and returned approximately 28% for the reporting period. One example from this sector is Microsoft Corp., which develops, manufactures, licenses, sells, and supports software products. The fund’s holdings of Microsoft Corp. represented an average weight of approximately 6% of the fund’s investments and returned approximately 47% for the reporting period.
The communication services sector also contributed to the total return of the fund, representing an average weight of approximately 8% of the fund’s investments and returning approximately 33% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab 1000 Index Fund (4/2/91)	9.35%	10.49%	10.64%
Schwab 1000 Index®	9.39%	10.54%	10.76%
Russell 1000® Index	9.48%	10.71%	10.88%
Fund Category: Morningstar Large Blend[2]	7.62%	9.67%	9.69%
Fund Expense Ratio[3]: 0.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus.

Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	997 [2]
Weighted Average Market Cap (millions)	$589,023
Price/Earnings Ratio (P/E)	20.4
Price/Book Ratio (P/B)	3.6
Portfolio Turnover Rate	3% [3]
Sector Weightings % of Investments4

Top Equity Holdings % of Net Assets6

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
As a result of the Schwab 1000 Index®’s once per year reconstitution and the effects of certain corporate actions, the fund may hold more or less than 1,000 securities.
3
Portfolio turnover rate excludes in-kind transactions.
4
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
5
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
6
This list is not a recommendation of any security by the investment adviser.
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund as of October 31, 2023

The Schwab Small-Cap Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of small-capitalization U.S. stocks. To pursue its goal, the fund generally invests in stocks that are included in the Russell 2000® Index (the index). The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. Within the index, stocks in the energy and industrials sectors were the top performers, while stocks in the health care and financials sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned -8.47% for the 12-month reporting period ended October 31, 2023, compared with the index, which returned -8.56%.
Contributors and Detractors. The energy sector contributed the most to the total return of the fund. Energy stocks represented an average weight of approximately 7% of the fund’s investments and returned approximately 7% for the reporting period. One example from this sector is Weatherford International PLC which provides oilfield equipment and services. The fund’s holdings of Weatherford International PLC represented an average weight of less than 1% of the fund’s investments and returned approximately 123% for the reporting period.
The industrials sector also contributed to the total return of the fund, representing an average weight of approximately 16% of the fund’s investments and returning approximately 2% for the reporting period.
The health care sector detracted the most from the total return of the fund. Health care stocks represented an average weight of approximately 16% of the fund’s investments and returned approximately -22% for the reporting period. One example from this sector is Intellia Therapeutics, Inc., a biotechnology company. The fund’s holdings of Intellia Therapeutics, Inc. represented an average weight of less than 1% of the fund’s investment and returned approximately -53% for the reporting period.
The financials sector also detracted from the total return of the fund, representing an average weight of approximately 16% of the fund’s investments and returning approximately -18% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Small-Cap Index Fund (5/19/97)	-8.47%	3.37%	5.68%
Russell 2000® Index	-8.56%	3.31%	5.63%
Fund Category: Morningstar Small Blend[2]	-4.86%	4.61%	5.83%
Fund Expense Ratio[3]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – “Russell 2000®” is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab Small-Cap Index Fund. The Schwab Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus.
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	1,985
Weighted Average Market Cap (millions)	$2,659
Price/Earnings Ratio (P/E)	12.2
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate	10% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets5

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
1
Excludes derivatives.
2
Portfolio turnover rate excludes in-kind transactions.
3
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
4
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
5
This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund as of October 31, 2023

The Schwab Total Stock Market Index Fund’s (the fund) goal is to track the total return of the entire U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market IndexSM (the index). The index is designed to measure all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available. The fund uses a sampling investment approach that involves investing in a representative sample of securities included in the index that, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. Within the index, stocks in the communication services and information technology sectors were the top performers, while stocks in the utilities and real estate sectors underperformed.
Performance. The fund tracked the index for the reporting period. The fund returned 8.38% for the 12-month reporting period ended October 31, 2023, compared with the index, which returned 8.39%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The health care sector detracted the most from the total return of the fund. The health care sector represented an average weight of approximately 14% of the fund’s investments and returned approximately -6% for the reporting period. One example from this sector is Pfizer, Inc., a pharmaceutical company, which represented an average weight of less than 1% of the fund’s investments and returned approximately -32% for the reporting period.
The financials sector also detracted from the total return of the fund, representing an average weight of approximately 11% of the fund’s investments and returning approximately -3% for the reporting period.
The information technology sector contributed the most to the total return of the fund. The information technology sector represented an average weight of approximately 27% of the fund’s investments and returned approximately 27% for the reporting period. One example from this sector is Microsoft Corp., which develops manufactures, licenses, sells, and supports software products. The fund’s holdings of Microsoft Corp. represented an average weight of approximately 5% of the fund’s investments and returned approximately 47% for the reporting period.
The communication services sector also contributed to the total return of the fund, representing an average weight of approximately 8% of the fund’s investments and returning approximately 32% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Total Stock Market Index Fund (6/1/99)	8.38%	10.07%	10.39%
Dow Jones U.S. Total Stock Market IndexSM	8.39%	10.10%	10.43%
Fund Category: Morningstar Large Blend[2]	7.62%	9.67%	9.69%
Fund Expense Ratio[3]: 0.03%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (S&P), and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. The “Dow Jones U.S. Total Stock Market IndexSM” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc. The Schwab Total Stock Market Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus.

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	3,450
Weighted Average Market Cap (millions)	$561,371
Price/Earnings Ratio (P/E)	20.0
Price/Book Ratio (P/B)	3.4
Portfolio Turnover Rate	2%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
3
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
4
This list is not a recommendation of any security by the investment adviser.
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund as of October 31, 2023

The Schwab U.S. Large-Cap Growth Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of large-capitalization U.S. growth stocks. To pursue its goal, the fund generally invests in stocks that are included in the Russell 1000® Growth Index (the index). The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. Within the index, stocks in the communication services and information technology sectors were the top performers, while stocks in the utilities and real estate sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned 18.89% during the 12-month reporting period ended October 31, 2023, compared with the index, which returned 18.95%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The energy sector detracted the most from the total return of the fund. Energy stocks represented an average weight of approximately 1% of the fund’s investments and returned approximately -5% for the reporting period. One example from this sector is Occidental Petroleum Corp., which explores for, develops, produces, and markets crude oil and natural gas. The fund’s holdings of Occidental Petroleum Corp. represented an average weight of less than 1% of the fund’s investments and returned approximately -22% for the reporting period.
The utilities sector also detracted from the total return of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately -13% for the reporting period.
The information technology sector contributed the most to the total return of the fund. Information technology stocks represented an average weight of approximately 46% of the fund’s investments and returned approximately 32% for the reporting period. One example from this sector is Microsoft Corp, which develops, manufactures, licenses, sells, and supports software products. The fund’s holdings of Microsoft Corp. represented an average weight of approximately 11% of the fund’s investments and returned approximately 47% for the reporting period.
The communication services sector also contributed to the total return of the fund, representing an average weight of approximately 9% of the fund’s investments and returning approximately 35% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (December 20, 2017 – October 31, 2023)1

Average Annual Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab U.S. Large-Cap Growth Index Fund (12/20/17)	18.89%	14.16%	13.05%
Russell 1000® Growth Index	18.95%	14.22%	13.11%
Fund Category: Morningstar Large Growth[2]	14.19%	10.68%	N/A
Fund Expense Ratio[3]: 0.035%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – The Russell 1000® Growth Index is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Large-Cap Growth Index Fund. The Schwab U.S. Large-Cap Growth Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus.
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	443
Weighted Average Market Cap (millions)	$995,634
Price/Earnings Ratio (P/E)	30.1
Price/Book Ratio (P/B)	9.9
Portfolio Turnover Rate	20% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets6

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
Portfolio turnover rate excludes in-kind transactions.
3
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
4
Less than 0.05%.
5
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
6
This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund as of October 31, 2023

The Schwab U.S. Large-Cap Value Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of large-capitalization U.S. value stocks. To pursue its goal, the fund generally invests in stocks that are included in the Russell 1000® Value Index (the index). The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. Within the index, stocks in the communication services and information technology sectors were the top performers, while stocks in the health care and utilities sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned 0.11% during the 12-month reporting period ended October 31, 2023, compared with the index, which returned 0.13%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The health care sector detracted the most from the total return of the fund. Health care stocks represented an average weight of approximately 16% of the fund’s investments and returned approximately -10% for the reporting period. One example from this sector is Pfizer, Inc., a pharmaceutical company, which represented an average weight of approximately 1% of the fund’s investments and returned approximately -32% for the reporting period.
The financials sector also detracted from the total return of the fund, representing an average weight of approximately 20% of the fund’s investments and returning approximately -3% for the reporting period.
The communication services sector contributed the most to the total return of the fund. Communication services stocks represented an average weight of approximately 7% of the fund’s investments and returned approximately 30% for the reporting period. One example from this sector is Meta Platforms, Inc., a social technology company. The fund’s Class A holdings of Meta Platforms, Inc. represented an average weight of approximately 1% of the fund’s investments and returned approximately 210% for the reporting period. The fund’s investment in Meta Platforms, Inc. was sold prior to the end of the reporting period.
The industrials sector also contributed to the total return of the fund, representing an average weight of approximately 12% of the fund’s investments and returning approximately 7% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (December 20, 2017 – October 31, 2023)1

Average Annual Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab U.S. Large-Cap Value Index Fund (12/20/17)	0.11%	6.52%	5.31%
Russell 1000® Value Index	0.13%	6.60%	5.38%
Fund Category: Morningstar Large Value[2]	0.68%	7.10%	N/A
Fund Expense Ratio[3]: 0.035%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – The Russell 1000® Value Index is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Large-Cap Value Index Fund. The Schwab U.S. Large-Cap Value Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus.

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	835
Weighted Average Market Cap (millions)	$133,082
Price/Earnings Ratio (P/E)	14.8
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate	42% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets5

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
Portfolio turnover rate excludes in-kind transactions.
3
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
4
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
5
This list is not a recommendation of any security by the investment adviser.
Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund as of October 31, 2023

The Schwab U.S. Mid-Cap Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of mid-capitalization U.S. stocks. To pursue its goal, the fund generally invests in securities that are included in the Russell Midcap® Index (the index). The fund generally will seek to replicate the performance of the index by giving the same weight to a given security as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. Within the index, stocks in the industrials and information technology sectors were the top performers, while stocks in the health care and financials sectors underperformed.
Performance. The fund generally tracked the index for the reporting period. The fund returned -1.03% during the 12-month reporting period ended October 31, 2023, compared with the index, which returned -1.01%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The health care sector detracted the most from the total return of the fund. Health care stocks represented an average weight of approximately 11% of the fund’s investments and returned approximately -10% for the reporting period. One example from this sector is Illumina, Inc., which develops, manufactures and markets integrated systems for the large-scale analysis of genetic variation and biological function. The fund’s holdings of Illumina, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -46% for the reporting period.
The financials sector also detracted from the total return of the fund, representing an average weight of approximately 13% of the fund’s investments and returning approximately -6% for the reporting period.
The industrials sector contributed the most to the total return of the fund. Industrials stocks represented an average weight of approximately 17% of the fund’s investments and returned approximately 11% for the reporting period. One example from this sector is TransDigm Group, Inc., which designs, produces, and supplies highly engineered aerospace systems, subsystems, and component parts, for nearly all aircraft currently in service. The fund’s holdings of TransDigm Group, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately 44% for the reporting period.
The information technology sector also contributed to the total return of the fund, representing an average weight of approximately 16% of the fund’s investments and returning approximately 3% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (December 20, 2017 – October 31, 2023)1

Average Annual Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab U.S. Mid-Cap Index Fund (12/20/17)	-1.03%	7.10%	5.81%
Russell Midcap® Index	-1.01%	7.14%	5.86%
Fund Category: Morningstar Mid-Cap Blend[2]	-0.80%	6.58%	N/A
Fund Expense Ratio[3]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – The Russell Midcap® Index is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Mid-Cap Index Fund. The Schwab U.S. Mid-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
3
As stated in the prospectus.
Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	803
Weighted Average Market Cap (millions)	$20,847
Price/Earnings Ratio (P/E)	16.0
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate	8% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets5

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
1
Excludes derivatives.
2
Portfolio turnover rate excludes in-kind transactions.
3
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
4
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
5
This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds | Annual Report

Schwab International Index Fund as of October 31, 2023

The Schwab International Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States. To purse its goal, the fund generally invests in stocks that are included in the MSCI EAFE® Index (the index). The index includes stocks from developed markets in Europe, Australasia and the Far East. The fund generally will seek to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2023, U.S. equity markets were mixed, and international equity markets posted positive returns. U.S. stocks were volatile for the first half of the reporting period as inflation remained elevated, the U.S. Federal Reserve (Fed) continued to raise interest rates, and the failure of three U.S. regional banks in early March raised concerns about the stability of the banking sector. Despite these headwinds, as inflation began to ease, U.S. stocks staged a relatively steady upswing through August driven primarily by performance of the “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.). U.S. stocks, particularly dividend paying stocks, began to falter over the final two months of the reporting period as soaring U.S. Treasury yields offered investors attractive alternatives to stocks. Outside the U.S., the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on the global economy. U.S. large-cap stocks outperformed U.S. small-cap stocks and among U.S. large-cap stocks, growth stocks outperformed value stocks. The U.S. dollar, as measured against a basket of international currencies, generally weakened until mid-July, when it hit a reporting-period low, then began to rise but ended the reporting period weaker than where it began.
Performance. The fund generally tracked the index for the reporting period. The fund returned 15.30% for the 12-month reporting period ended October 31, 2023, compared with the index, which returned 14.40%1. Fair valuation of the fund’s holdings contributed to the fund’s relative performance.2
Contributors and Detractors. Stocks from Japan contributed the most to the total return of the fund. Japanese stocks represented an average weight of approximately 22% of the fund’s investments and returned approximately 17% in U.S. dollar terms for the reporting period. One example from this market is Mitsubishi UFJ Financial Group, Inc., which provides a variety of financial and investment services. The fund’s holdings of Mitsubishi UFJ Financial Group, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately 83% in U.S. dollar terms for the reporting period.
Stocks from France also contributed to the total return of the fund, representing an average weight of approximately 12% of the fund’s investments and returning approximately 19% in U.S. dollar terms for the reporting period.
Stocks from Israel detracted the most from the total return of the fund. Israeli stocks represented an average weight of less than 1% of the fund’s investments and returned approximately -17% in U.S. dollar terms for the reporting period. One example from this market is Bank Leumi Le-Israel BM, a full-service commercial bank, which represented an average weight of less than 1% of the fund’s investments and returned approximately -30% in U.S. dollar terms for the reporting period.
Stocks from Finland also detracted from the total return of the fund, representing an average weight of approximately 1% of the fund’s investments and returning approximately -6% in U.S. dollar terms for the reporting period.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
2
Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Performance and Fund Facts as of October 31, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 31, 2013 – October 31, 2023)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab International Index Fund (5/19/97)	15.30%	4.35%	3.16%
MSCI EAFE® Index (Net)[3]	14.40%	4.10%	3.05%
Fund Category: Morningstar Foreign Large Blend[4]	13.03%	3.87%	2.92%
Fund Expense Ratio[5]: 0.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – “MSCI EAFE®” is a registered mark of MSCI and has been licensed for use by the Schwab International Index Fund. The Schwab International Index Fund is not sponsored, endorsed, sold or promoted by MSCI and MSCI bears no liability with respect to the fund. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the fund.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2
The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
3
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
4
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
5
As stated in the prospectus.

Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Performance and Fund Facts as of October 31, 2023 (continued)

Statistics1
Number of Holdings	799
Weighted Average Market Cap (millions)	$79,259
Price/Earnings Ratio (P/E)	12.3
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate	13%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets3

Top Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
1
Excludes derivatives.
2
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
3
This list is not a recommendation of any security by the investment adviser.
4
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2023 and held through October 31, 2023.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 5/1/23	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/23	EXPENSES PAID DURING PERIOD 5/1/23-10/31/23 [2]
Schwab S&P 500 Index Fund
Actual Return	0.02%	$1,000.00	$1,013.90	$0.10
Hypothetical 5% Return	0.02%	$1,000.00	$1,025.10	$0.10
Schwab 1000 Index Fund
Actual Return	0.05%	$1,000.00	$1,013.10	$0.25
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.95	$0.26
Schwab Small-Cap Index Fund
Actual Return	0.04%	$1,000.00	$947.30	$0.20
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab Total Stock Market Index Fund
Actual Return	0.03%	$1,000.00	$1,009.80	$0.15
Hypothetical 5% Return	0.03%	$1,000.00	$1,025.05	$0.15
Schwab U.S. Large-Cap Growth Index Fund
Actual Return	0.035%	$1,000.00	$1,066.40	$0.18
Hypothetical 5% Return	0.035%	$1,000.00	$1,025.03	$0.18
Schwab U.S. Large-Cap Value Index Fund
Actual Return	0.035%	$1,000.00	$957.60	$0.17
Hypothetical 5% Return	0.035%	$1,000.00	$1,025.03	$0.18
Schwab U.S. Mid-Cap Index Fund
Actual Return	0.04%	$1,000.00	$953.60	$0.20
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab International Index Fund
Actual Return	0.06%	$1,000.00	$925.10	$0.29
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.90	$0.31

[1]	Based on the most recent six-month expense ratio.
[2]
Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the period, and divided by the 365 days in the fiscal year.

Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$60.02	$71.21	$50.75	$47.17	$42.41
Income (loss) from investment operations:
Net investment income (loss)[1]	1.05	0.97	0.90	1.02	0.92
Net realized and unrealized gains (losses)	4.94	(11.23)	20.60	3.52	4.86
Total from investment operations	5.99	(10.26)	21.50	4.54	5.78
Less distributions:
Distributions from net investment income	(0.98)	(0.86)	(1.04)	(0.87)	(0.84)
Distributions from net realized gains	—	(0.07)	—	(0.09)	(0.18)
Total distributions	(0.98)	(0.93)	(1.04)	(0.96)	(1.02)
Net asset value at end of period	$65.03	$60.02	$71.21	$50.75	$47.17
Total return	10.11%	(14.63%)	42.89%	9.69%	14.30%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.02%[2]	0.02%[2]	0.02%	0.02%	0.02%[3]
Net investment income (loss)	1.63%	1.49%	1.42%	2.11%	2.11%
Portfolio turnover rate	2%[4]	2%	3%	4%	3%
Net assets, end of period (x 1,000,000)	$70,062	$61,068	$67,401	$44,184	$40,232

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Effective December 20, 2018, the annual operating expense ratio was reduced to 0.02%. The ratio presented for period ended October 31, 2019 is a blended ratio.
[4]	Portfolio turnover rate excludes in-kind transactions.
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.6% OF NET ASSETS

Automobiles & Components 1.9%
Aptiv PLC *	560,941	48,914,055
BorgWarner, Inc.	468,710	17,295,399
Ford Motor Co.	7,801,635	76,065,941
General Motors Co.	2,733,772	77,092,371
Tesla, Inc. *	5,486,548	1,101,918,300
		1,321,286,066

Banks 2.9%
Bank of America Corp.	13,736,053	361,807,636
Citigroup, Inc.	3,826,509	151,108,840
Citizens Financial Group, Inc.	941,391	22,056,791
Comerica, Inc.	260,678	10,270,713
Fifth Third Bancorp	1,349,467	31,995,863
Huntington Bancshares, Inc.	2,889,171	27,880,500
JPMorgan Chase & Co.	5,774,071	802,942,313
KeyCorp	1,848,149	18,888,083
M&T Bank Corp.	330,805	37,298,265
PNC Financial Services Group, Inc.	789,952	90,425,805
Regions Financial Corp.	1,861,869	27,052,957
Truist Financial Corp.	2,640,585	74,886,991
U.S. Bancorp	3,088,712	98,468,139
Wells Fargo & Co.	7,269,599	289,111,952
Zions Bancorp NA	300,973	9,285,017
		2,053,479,865

Capital Goods 5.5%
3M Co.	1,094,858	99,577,335
A O Smith Corp.	250,305	17,461,277
Allegion PLC	176,202	17,331,229
AMETEK, Inc.	457,377	64,384,960
Axon Enterprise, Inc. *	139,160	28,456,828
Boeing Co. *	1,126,590	210,469,544
Carrier Global Corp.	1,664,220	79,316,725
Caterpillar, Inc.	1,013,598	229,123,828
Cummins, Inc.	281,916	60,978,431
Deere & Co.	541,762	197,938,164
Dover Corp.	278,957	36,250,462
Eaton Corp. PLC	792,782	164,827,306
Emerson Electric Co.	1,137,624	101,214,407
Fastenal Co.	1,137,671	66,371,726
Fortive Corp.	697,872	45,557,084
Generac Holdings, Inc. *	123,420	10,375,919
General Dynamics Corp.	449,467	108,460,882
General Electric Co.	2,162,487	234,910,963
Honeywell International, Inc.	1,319,217	241,759,707
Howmet Aerospace, Inc.	776,241	34,232,228
Hubbell, Inc., Class B	106,280	28,706,228
Huntington Ingalls Industries, Inc.	79,892	17,561,860
IDEX Corp.	149,976	28,706,906
Illinois Tool Works, Inc.	547,106	122,617,397
Ingersoll Rand, Inc.	804,096	48,792,545
Johnson Controls International PLC	1,348,705	66,113,519
SECURITY	NUMBER OF SHARES	VALUE ($)
L3Harris Technologies, Inc.	376,656	67,575,853
Lockheed Martin Corp.	445,321	202,460,740
Masco Corp.	447,117	23,290,325
Nordson Corp.	107,161	22,781,357
Northrop Grumman Corp.	282,854	133,345,861
Otis Worldwide Corp.	818,349	63,184,726
PACCAR, Inc.	1,037,459	85,621,491
Parker-Hannifin Corp.	255,291	94,179,403
Pentair PLC	328,834	19,111,832
Quanta Services, Inc.	288,151	48,155,795
Rockwell Automation, Inc.	228,299	59,999,260
RTX Corp.	2,891,948	235,375,648
Snap-on, Inc.	104,802	27,032,628
Stanley Black & Decker, Inc.	303,440	25,807,572
Textron, Inc.	393,806	29,929,256
Trane Technologies PLC	453,111	86,231,554
TransDigm Group, Inc. *	109,510	90,684,136
United Rentals, Inc.	135,384	55,002,458
Westinghouse Air Brake Technologies Corp.	353,984	37,529,384
WW Grainger, Inc.	88,452	64,554,923
Xylem, Inc.	478,639	44,771,892
		3,878,123,554

Commercial & Professional Services 1.3%
Automatic Data Processing, Inc.	818,573	178,629,000
Broadridge Financial Solutions, Inc.	233,939	39,919,351
Ceridian HCM Holding, Inc. *	309,566	19,815,320
Cintas Corp.	171,725	87,085,182
Copart, Inc. *	1,728,158	75,209,436
Equifax, Inc.	244,944	41,535,154
Jacobs Solutions, Inc.	249,116	33,207,163
Leidos Holdings, Inc.	273,749	27,134,001
Paychex, Inc.	638,229	70,875,330
Paycom Software, Inc.	97,567	23,900,988
Republic Services, Inc., Class A	408,133	60,603,669
Robert Half, Inc.	213,957	15,997,565
Rollins, Inc.	554,817	20,866,667
Veralto Corp. *	432,860	29,867,340
Verisk Analytics, Inc., Class A	288,150	65,513,784
Waste Management, Inc.	733,008	120,455,205
		910,615,155

Consumer Discretionary Distribution & Retail 5.6%
Amazon.com, Inc. *	18,040,207	2,400,971,150
AutoZone, Inc. *	36,074	89,359,988
Bath & Body Works, Inc.	454,055	13,462,731
Best Buy Co., Inc.	385,076	25,730,778
CarMax, Inc. *	315,198	19,255,446
eBay, Inc.	1,061,813	41,654,924
Etsy, Inc. *	242,096	15,082,581
Genuine Parts Co.	279,032	35,956,063
Home Depot, Inc.	1,997,571	568,688,488
LKQ Corp.	534,299	23,466,412
Lowe's Cos., Inc.	1,164,280	221,876,839
O'Reilly Automotive, Inc. *	120,154	111,796,088
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Pool Corp.	77,216	24,382,496
Ross Stores, Inc.	676,688	78,475,507
TJX Cos., Inc.	2,283,409	201,099,831
Tractor Supply Co.	215,773	41,549,249
Ulta Beauty, Inc. *	98,761	37,658,557
		3,950,467,128

Consumer Durables & Apparel 0.9%
DR Horton, Inc.	603,727	63,029,099
Garmin Ltd.	303,733	31,141,745
Hasbro, Inc.	256,989	11,603,053
Lennar Corp., Class A	500,517	53,395,154
Lululemon Athletica, Inc. *	229,742	90,398,882
Mohawk Industries, Inc. *	105,752	8,500,346
NIKE, Inc., Class B	2,434,087	250,151,121
NVR, Inc. *	6,490	35,127,904
PulteGroup, Inc.	437,655	32,207,031
Ralph Lauren Corp., Class A	81,965	9,223,521
Tapestry, Inc.	455,848	12,563,171
VF Corp.	655,623	9,657,327
Whirlpool Corp.	108,327	11,326,671
		618,325,025

Consumer Services 2.1%
Airbnb, Inc., Class A *	845,692	100,036,907
Booking Holdings, Inc. *	70,916	197,824,437
Caesars Entertainment, Inc. *	429,814	17,145,280
Carnival Corp. *	2,006,840	22,998,386
Chipotle Mexican Grill, Inc., Class A *	54,814	106,459,751
Darden Restaurants, Inc.	240,453	34,993,125
Domino's Pizza, Inc.	69,360	23,512,346
Expedia Group, Inc. *	275,419	26,244,676
Hilton Worldwide Holdings, Inc.	519,600	78,734,988
Las Vegas Sands Corp.	656,082	31,137,652
Marriott International, Inc., Class A	497,120	93,736,947
McDonald's Corp.	1,447,972	379,614,819
MGM Resorts International *	562,664	19,648,227
Norwegian Cruise Line Holdings Ltd. *	843,721	11,474,606
Royal Caribbean Cruises Ltd. *	468,475	39,693,887
Starbucks Corp.	2,275,784	209,918,316
Wynn Resorts Ltd.	190,852	16,752,989
Yum! Brands, Inc.	556,600	67,270,676
		1,477,198,015

Consumer Staples Distribution & Retail 1.9%
Costco Wholesale Corp.	880,486	486,415,686
Dollar General Corp.	435,652	51,860,014
Dollar Tree, Inc. *	415,987	46,211,996
Kroger Co.	1,315,656	59,691,313
Sysco Corp.	1,001,363	66,580,626
Target Corp.	915,424	101,419,825
Walgreens Boots Alliance, Inc.	1,425,832	30,056,538
Walmart, Inc.	2,835,694	463,380,756
		1,305,616,754

Energy 4.5%
APA Corp.	613,463	24,366,750
Baker Hughes Co., Class A	2,004,084	68,980,571
Chevron Corp.	3,525,260	513,736,140
ConocoPhillips	2,379,283	282,658,820
Coterra Energy, Inc.	1,505,049	41,388,848
Devon Energy Corp.	1,273,172	59,291,620
Diamondback Energy, Inc.	354,781	56,878,490
EOG Resources, Inc.	1,156,921	146,061,276
SECURITY	NUMBER OF SHARES	VALUE ($)
EQT Corp.	721,021	30,556,870
Exxon Mobil Corp.	7,953,904	841,920,738
Halliburton Co.	1,789,560	70,401,290
Hess Corp.	549,187	79,302,603
Kinder Morgan, Inc.	3,856,768	62,479,642
Marathon Oil Corp.	1,205,388	32,919,146
Marathon Petroleum Corp.	795,179	120,270,824
Occidental Petroleum Corp.	1,318,585	81,501,739
ONEOK, Inc.	1,156,508	75,404,322
Phillips 66	883,752	100,809,591
Pioneer Natural Resources Co.	462,540	110,547,060
Schlumberger NV	2,823,740	157,169,368
Targa Resources Corp.	444,813	37,190,815
Valero Energy Corp.	701,636	89,107,772
Williams Cos., Inc.	2,411,502	82,955,669
		3,165,899,964

Equity Real Estate Investment Trusts (REITs) 2.2%
Alexandria Real Estate Equities, Inc.	308,973	28,774,655
American Tower Corp.	926,368	165,069,514
AvalonBay Communities, Inc.	281,075	46,585,370
Boston Properties, Inc.	287,303	15,390,822
Camden Property Trust	213,098	18,087,758
Crown Castle, Inc.	862,587	80,203,339
Digital Realty Trust, Inc.	602,325	74,905,137
Equinix, Inc.	185,995	135,709,392
Equity Residential	688,039	38,069,198
Essex Property Trust, Inc.	126,699	27,103,450
Extra Space Storage, Inc.	417,921	43,292,436
Federal Realty Investment Trust	145,014	13,223,827
Healthpeak Properties, Inc.	1,091,486	16,972,607
Host Hotels & Resorts, Inc.	1,418,041	21,951,275
Invitation Homes, Inc.	1,143,514	33,950,931
Iron Mountain, Inc.	578,157	34,151,734
Kimco Realty Corp.	1,219,836	21,883,858
Mid-America Apartment Communities, Inc.	232,731	27,497,168
Prologis, Inc.	1,835,612	184,937,909
Public Storage	314,289	75,023,927
Realty Income Corp.	1,409,840	66,798,219
Regency Centers Corp.	328,643	19,804,027
SBA Communications Corp., Class A	215,028	44,861,292
Simon Property Group, Inc.	650,469	71,480,038
UDR, Inc.	602,950	19,179,840
Ventas, Inc.	798,604	33,908,726
VICI Properties, Inc., Class A	2,009,077	56,053,248
Welltower, Inc.	1,030,657	86,173,232
Weyerhaeuser Co.	1,456,193	41,778,177
		1,542,821,106

Financial Services 7.5%
American Express Co.	1,155,978	168,807,467
Ameriprise Financial, Inc.	203,316	63,957,114
Bank of New York Mellon Corp.	1,541,842	65,528,285
Berkshire Hathaway, Inc., Class B *	3,623,455	1,236,793,895
BlackRock, Inc.	278,850	170,734,278
Blackstone, Inc.	1,410,828	130,289,966
Capital One Financial Corp.	757,601	76,737,405
Cboe Global Markets, Inc.	209,936	34,406,411
Charles Schwab Corp. (a)	2,933,646	152,666,938
CME Group, Inc.	714,844	152,590,600
Discover Financial Services	496,274	40,734,170
FactSet Research Systems, Inc.	75,915	32,786,929
Fidelity National Information Services, Inc.	1,175,656	57,736,466
Fiserv, Inc. *	1,211,715	137,832,581
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
FleetCor Technologies, Inc. *	146,751	33,043,923
Franklin Resources, Inc.	564,886	12,873,752
Global Payments, Inc.	515,801	54,788,382
Goldman Sachs Group, Inc.	655,020	198,870,622
Intercontinental Exchange, Inc.	1,137,887	122,254,579
Invesco Ltd.	894,233	11,598,202
Jack Henry & Associates, Inc.	146,174	20,609,072
MarketAxess Holdings, Inc.	75,819	16,206,311
Mastercard, Inc., Class A	1,653,122	622,152,465
Moody's Corp.	313,551	96,573,708
Morgan Stanley	2,535,003	179,528,913
MSCI, Inc., Class A	156,791	73,934,796
Nasdaq, Inc.	672,378	33,349,949
Northern Trust Corp.	412,429	27,183,196
PayPal Holdings, Inc. *	2,183,307	113,095,303
Raymond James Financial, Inc.	374,011	35,695,610
S&P Global, Inc.	646,534	225,840,792
State Street Corp.	633,273	40,928,434
Synchrony Financial	836,538	23,464,891
T Rowe Price Group, Inc.	445,514	40,319,017
Visa, Inc., Class A	3,192,511	750,559,336
		5,254,473,758

Food, Beverage & Tobacco 3.2%
Altria Group, Inc.	3,526,444	141,657,256
Archer-Daniels-Midland Co.	1,065,098	76,229,064
Brown-Forman Corp., Class B	364,103	20,448,024
Bunge Ltd.	297,688	31,548,974
Campbell Soup Co.	394,808	15,954,191
Coca-Cola Co.	7,732,798	436,825,759
Conagra Brands, Inc.	948,646	25,954,955
Constellation Brands, Inc., Class A	320,752	75,104,081
General Mills, Inc.	1,162,835	75,863,355
Hershey Co.	296,685	55,583,935
Hormel Foods Corp.	577,536	18,798,797
J M Smucker Co.	203,805	23,201,161
Kellanova	523,863	26,439,366
Keurig Dr Pepper, Inc.	2,000,519	60,675,741
Kraft Heinz Co.	1,589,511	50,006,016
Lamb Weston Holdings, Inc.	288,164	25,877,127
McCormick & Co., Inc. - Non Voting Shares	498,924	31,881,244
Molson Coors Beverage Co., Class B	369,635	21,353,814
Mondelez International, Inc., Class A	2,703,001	178,965,696
Monster Beverage Corp. *	1,477,720	75,511,492
PepsiCo, Inc.	2,735,115	446,589,577
Philip Morris International, Inc.	3,084,339	274,999,665
Tyson Foods, Inc., Class A	567,800	26,317,530
		2,215,786,820

Health Care Equipment & Services 5.6%
Abbott Laboratories	3,447,965	326,005,091
Align Technology, Inc. *	141,171	26,058,755
Baxter International, Inc.	1,007,195	32,663,334
Becton Dickinson & Co.	576,512	145,730,703
Boston Scientific Corp. *	2,909,803	148,952,816
Cardinal Health, Inc.	505,497	46,000,227
Cencora, Inc.	330,504	61,192,816
Centene Corp. *	1,075,167	74,165,020
Cigna Group	588,080	181,834,336
Cooper Cos., Inc.	98,610	30,741,667
CVS Health Corp.	2,551,959	176,110,691
DaVita, Inc. *	107,976	8,338,986
DENTSPLY SIRONA, Inc.	418,386	12,723,118
Dexcom, Inc. *	771,982	68,575,161
Edwards Lifesciences Corp. *	1,208,777	77,023,270
SECURITY	NUMBER OF SHARES	VALUE ($)
Elevance Health, Inc.	468,207	210,735,289
GE HealthCare Technologies, Inc.	777,149	51,734,809
HCA Healthcare, Inc.	400,652	90,603,443
Henry Schein, Inc. *	258,053	16,768,284
Hologic, Inc. *	485,333	32,114,485
Humana, Inc.	246,371	129,022,029
IDEXX Laboratories, Inc. *	164,568	65,739,979
Insulet Corp. *	138,504	18,361,475
Intuitive Surgical, Inc. *	698,104	183,056,831
Laboratory Corp. of America Holdings	176,878	35,327,843
McKesson Corp.	268,280	122,163,981
Medtronic PLC	2,644,860	186,621,322
Molina Healthcare, Inc. *	115,947	38,604,554
Quest Diagnostics, Inc.	221,791	28,855,009
ResMed, Inc.	292,516	41,309,109
STERIS PLC	196,853	41,335,193
Stryker Corp.	671,574	181,472,726
Teleflex, Inc.	92,448	17,079,768
UnitedHealth Group, Inc.	1,840,466	985,679,971
Universal Health Services, Inc., Class B	122,797	15,458,914
Zimmer Biomet Holdings, Inc.	415,627	43,395,615
		3,951,556,620

Household & Personal Products 1.6%
Church & Dwight Co., Inc.	487,096	44,296,510
Clorox Co.	246,745	29,041,886
Colgate-Palmolive Co.	1,644,414	123,528,380
Estee Lauder Cos., Inc., Class A	459,811	59,255,844
Kenvue, Inc.	3,432,812	63,850,303
Kimberly-Clark Corp.	671,223	80,305,120
Procter & Gamble Co.	4,683,708	702,696,711
		1,102,974,754

Insurance 2.3%
Aflac, Inc.	1,074,718	83,946,223
Allstate Corp.	520,110	66,641,694
American International Group, Inc.	1,417,132	86,884,363
Aon PLC, Class A	403,291	124,778,236
Arch Capital Group Ltd. *	740,509	64,187,320
Arthur J Gallagher & Co.	428,955	101,014,613
Assurant, Inc.	105,406	15,694,953
Brown & Brown, Inc.	465,398	32,307,929
Chubb Ltd.	816,085	175,148,163
Cincinnati Financial Corp.	312,025	31,099,532
Everest Group Ltd.	85,886	33,978,219
Globe Life, Inc.	171,367	19,940,264
Hartford Financial Services Group, Inc.	609,280	44,751,616
Loews Corp.	365,421	23,390,598
Marsh & McLennan Cos., Inc.	981,432	186,128,579
MetLife, Inc.	1,254,306	75,270,903
Principal Financial Group, Inc.	442,755	29,965,658
Progressive Corp.	1,162,994	183,857,722
Prudential Financial, Inc.	721,218	65,948,174
Travelers Cos., Inc.	454,883	76,165,610
W R Berkley Corp.	404,672	27,282,986
Willis Towers Watson PLC	207,717	48,998,363
		1,597,381,718

Materials 2.4%
Air Products & Chemicals, Inc.	441,670	124,745,275
Albemarle Corp.	233,179	29,562,434
Amcor PLC	2,926,637	26,017,803
Avery Dennison Corp.	159,534	27,770,083
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Ball Corp.	627,561	30,217,062
Celanese Corp., Class A	197,351	22,598,663
CF Industries Holdings, Inc.	386,203	30,811,275
Corteva, Inc.	1,411,043	67,927,610
Dow, Inc.	1,394,815	67,425,357
DuPont de Nemours, Inc.	913,598	66,583,022
Eastman Chemical Co.	235,536	17,601,605
Ecolab, Inc.	503,393	84,439,142
FMC Corp.	245,192	13,044,215
Freeport-McMoRan, Inc.	2,843,712	96,060,591
International Flavors & Fragrances, Inc.	505,042	34,519,621
International Paper Co.	692,752	23,366,525
Linde PLC	969,495	370,502,209
LyondellBasell Industries NV, Class A	507,741	45,818,548
Martin Marietta Materials, Inc.	122,543	50,112,735
Mosaic Co.	661,293	21,478,797
Newmont Corp.	1,583,405	59,330,185
Nucor Corp.	494,867	73,136,394
Packaging Corp. of America	178,836	27,370,850
PPG Industries, Inc.	469,240	57,608,595
Sealed Air Corp.	282,046	8,684,196
Sherwin-Williams Co.	470,495	112,076,614
Steel Dynamics, Inc.	309,859	33,003,082
Vulcan Materials Co.	264,594	51,990,075
Westrock Co.	506,440	18,196,389
		1,691,998,952

Media & Entertainment 7.7%
Alphabet, Inc., Class A *	11,788,218	1,462,682,089
Alphabet, Inc., Class C *	10,027,575	1,256,455,147
Charter Communications, Inc., Class A *	202,218	81,453,410
Comcast Corp., Class A	8,177,421	337,645,713
Electronic Arts, Inc.	488,735	60,500,506
Fox Corp., Class A	743,680	22,600,435
Interpublic Group of Cos., Inc.	772,426	21,936,898
Live Nation Entertainment, Inc. *	281,788	22,548,676
Match Group, Inc. *	556,488	19,254,485
Meta Platforms, Inc., Class A *	4,416,028	1,330,416,756
Netflix, Inc. *	880,484	362,486,458
News Corp., Class A	1,000,337	20,686,969
Omnicom Group, Inc.	391,075	29,295,428
Paramount Global, Class B (b)	947,557	10,309,420
Take-Two Interactive Software, Inc. *	312,554	41,804,098
Walt Disney Co. *	3,635,569	296,626,075
Warner Bros Discovery, Inc. *	4,418,872	43,923,588
		5,420,626,151

Pharmaceuticals, Biotechnology & Life Sciences 7.5%
AbbVie, Inc.	3,506,954	495,111,766
Agilent Technologies, Inc.	585,570	60,530,371
Amgen, Inc.	1,062,789	271,755,147
Biogen, Inc. *	287,566	68,308,428
Bio-Rad Laboratories, Inc., Class A *	41,888	11,530,929
Bio-Techne Corp.	309,867	16,928,034
Bristol-Myers Squibb Co.	4,150,818	213,891,651
Catalent, Inc. *	358,010	12,311,964
Charles River Laboratories International, Inc. *	102,764	17,301,347
Danaher Corp.	1,305,652	250,711,297
Eli Lilly & Co.	1,584,362	877,625,643
Gilead Sciences, Inc.	2,475,693	194,440,928
Illumina, Inc. *	314,966	34,463,580
Incyte Corp. *	371,460	20,032,838
IQVIA Holdings, Inc. *	364,746	65,957,019
SECURITY	NUMBER OF SHARES	VALUE ($)
Johnson & Johnson	4,784,459	709,726,648
Merck & Co., Inc.	5,041,775	517,790,292
Mettler-Toledo International, Inc. *	43,454	42,810,881
Moderna, Inc. *	656,423	49,861,891
Pfizer, Inc.	11,217,901	342,819,054
Regeneron Pharmaceuticals, Inc. *	212,083	165,401,411
Revvity, Inc.	246,449	20,418,300
Thermo Fisher Scientific, Inc.	766,840	341,067,427
Vertex Pharmaceuticals, Inc. *	512,806	185,692,181
Viatris, Inc.	2,386,624	21,240,954
Waters Corp. *	116,895	27,882,964
West Pharmaceutical Services, Inc.	146,350	46,581,741
Zoetis, Inc.	914,678	143,604,446
		5,225,799,132

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A *	616,498	42,747,972
CoStar Group, Inc. *	810,881	59,526,774
		102,274,746

Semiconductors & Semiconductor Equipment 7.2%
Advanced Micro Devices, Inc. *	3,210,160	316,200,760
Analog Devices, Inc.	996,262	156,741,900
Applied Materials, Inc.	1,668,485	220,823,990
Broadcom, Inc.	819,960	689,889,745
Enphase Energy, Inc. *	270,796	21,549,946
First Solar, Inc. *	210,623	30,003,246
Intel Corp.	8,321,095	303,719,968
KLA Corp.	271,839	127,682,778
Lam Research Corp.	264,848	155,788,891
Microchip Technology, Inc.	1,082,275	77,155,385
Micron Technology, Inc.	2,176,662	145,553,388
Monolithic Power Systems, Inc.	94,968	41,951,164
NVIDIA Corp.	4,907,618	2,001,326,620
NXP Semiconductors NV	512,224	88,322,784
ON Semiconductor Corp. *	856,692	53,663,187
Qorvo, Inc. *	195,909	17,126,365
QUALCOMM, Inc.	2,217,369	241,671,047
Skyworks Solutions, Inc.	317,685	27,555,997
SolarEdge Technologies, Inc. *	112,648	8,555,616
Teradyne, Inc.	306,132	25,491,612
Texas Instruments, Inc.	1,804,029	256,190,158
		5,006,964,547

Software & Services 12.0%
Accenture PLC, Class A	1,253,320	372,348,839
Adobe, Inc. *	905,624	481,846,305
Akamai Technologies, Inc. *	301,205	31,123,513
ANSYS, Inc. *	172,168	47,907,468
Autodesk, Inc. *	424,650	83,923,579
Cadence Design Systems, Inc. *	540,265	129,582,560
Cognizant Technology Solutions Corp., Class A	1,004,718	64,774,169
EPAM Systems, Inc. *	114,760	24,968,333
Fair Isaac Corp. *	49,558	41,919,625
Fortinet, Inc. *	1,298,388	74,228,842
Gartner, Inc. *	156,267	51,886,895
Gen Digital, Inc.	1,116,366	18,598,658
International Business Machines Corp.	1,810,069	261,808,380
Intuit, Inc.	556,448	275,413,938
Microsoft Corp.	14,762,123	4,991,221,408
Oracle Corp.	3,127,902	323,425,067
Palo Alto Networks, Inc. *	607,751	147,695,648
PTC, Inc. *	236,750	33,244,435
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Roper Technologies, Inc.	211,692	103,426,360
Salesforce, Inc. *	1,935,231	388,652,442
ServiceNow, Inc. *	405,326	235,838,933
Synopsys, Inc. *	302,390	141,953,962
Tyler Technologies, Inc. *	83,223	31,033,857
VeriSign, Inc. *	178,188	35,577,016
		8,392,400,232

Technology Hardware & Equipment 8.8%
Amphenol Corp., Class A	1,182,919	95,284,125
Apple, Inc.	29,199,688	4,986,430,720
Arista Networks, Inc. *	497,122	99,608,335
CDW Corp.	265,744	53,255,098
Cisco Systems, Inc.	8,096,692	422,080,554
Corning, Inc.	1,528,752	40,909,403
F5, Inc. *	119,109	18,055,733
Hewlett Packard Enterprise Co.	2,557,666	39,336,903
HP, Inc.	1,729,671	45,542,237
Juniper Networks, Inc.	635,718	17,113,529
Keysight Technologies, Inc. *	355,231	43,355,944
Motorola Solutions, Inc.	331,850	92,406,950
NetApp, Inc.	418,736	30,475,606
Seagate Technology Holdings PLC	385,144	26,286,078
TE Connectivity Ltd.	624,554	73,603,689
Teledyne Technologies, Inc. *	93,221	34,919,654
Trimble, Inc. *	492,807	23,225,994
Western Digital Corp. *	635,752	25,525,443
Zebra Technologies Corp., Class A *	101,798	21,319,555
		6,188,735,550

Telecommunication Services 0.9%
AT&T, Inc.	14,204,276	218,745,850
T-Mobile U.S., Inc. *	1,028,785	148,001,010
Verizon Communications, Inc.	8,352,965	293,439,661
		660,186,521

Transportation 1.5%
Alaska Air Group, Inc. *	252,607	7,989,959
American Airlines Group, Inc. *	1,312,281	14,631,933
CH Robinson Worldwide, Inc.	233,332	19,093,558
CSX Corp.	3,989,442	119,084,844
Delta Air Lines, Inc.	1,277,700	39,928,125
Expeditors International of Washington, Inc.	293,199	32,031,991
FedEx Corp.	460,183	110,489,938
JB Hunt Transport Services, Inc.	161,797	27,808,050
Norfolk Southern Corp.	450,447	85,940,783
Old Dominion Freight Line, Inc.	177,940	67,022,880
Southwest Airlines Co.	1,183,066	26,299,557
Union Pacific Corp.	1,210,922	251,399,517
United Airlines Holdings, Inc. *	651,929	22,824,034
United Parcel Service, Inc., Class B	1,437,070	202,986,138
		1,027,531,307

Utilities 2.5%
AES Corp.	1,332,692	19,857,111
Alliant Energy Corp.	501,843	24,484,920
Ameren Corp.	523,144	39,607,232
American Electric Power Co., Inc.	1,023,385	77,306,503
SECURITY	NUMBER OF SHARES	VALUE ($)
American Water Works Co., Inc.	388,087	45,658,435
Atmos Energy Corp.	294,789	31,736,984
CenterPoint Energy, Inc.	1,257,327	33,796,950
CMS Energy Corp.	578,780	31,450,905
Consolidated Edison, Inc.	683,012	59,961,623
Constellation Energy Corp.	637,141	71,945,962
Dominion Energy, Inc.	1,664,471	67,111,471
DTE Energy Co.	410,173	39,532,474
Duke Energy Corp.	1,531,952	136,175,213
Edison International	763,535	48,148,517
Entergy Corp.	419,536	40,103,446
Evergy, Inc.	459,043	22,557,373
Eversource Energy	693,523	37,304,602
Exelon Corp.	1,978,787	77,053,966
FirstEnergy Corp.	1,025,801	36,518,516
NextEra Energy, Inc.	4,020,897	234,418,295
NiSource, Inc.	825,919	20,780,122
NRG Energy, Inc.	454,921	19,279,552
PG&E Corp. *	4,164,112	67,875,026
Pinnacle West Capital Corp.	222,362	16,494,813
PPL Corp.	1,466,142	36,023,109
Public Service Enterprise Group, Inc.	990,177	61,044,412
Sempra	1,249,225	87,483,227
Southern Co.	2,167,321	145,860,703
WEC Energy Group, Inc.	628,010	51,113,734
Xcel Energy, Inc.	1,096,257	64,975,152
		1,745,660,348
Total Common Stocks (Cost $33,807,512,884)		69,808,183,788

SHORT-TERM INVESTMENTS 0.0% OF NET ASSETS

Money Market Funds 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (c)(d)	4,306,500	4,306,500
Total Short-Term Investments (Cost $4,306,500)		4,306,500
Total Investments in Securities (Cost $33,811,819,384)		69,812,490,288

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 12/15/23	1,149	241,993,763	(5,802,388)

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $4,164,864.
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2023:
SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DIVIDENDS RECEIVED
COMMON STOCKS 0.2% OF NET ASSETS

Financial Services 0.2%
Charles Schwab Corp.	$226,553,277	$10,216,157	($3,760,943 )	($1,782,158 )	($78,559,395 )	$152,666,938	2,933,646	$2,792,837

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$69,808,183,788	$—	$—	$69,808,183,788
Short-Term Investments[1]	4,306,500	—	—	4,306,500
Liabilities
Futures Contracts[2]	(5,802,388)	—	—	(5,802,388)
Total	$69,806,687,900	$—	$—	$69,806,687,900

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $96,876,976)		$152,666,938
Investments in securities, at value - unaffiliated (cost $33,714,942,408) including securities on loan of $4,164,864		69,659,823,350
Cash		163,736,332
Deposit with broker for futures contracts		23,688,000
Receivables:
Dividends		51,556,461
Fund shares sold		45,317,178
Variation margin on future contracts		1,516,324
Income from securities on loan	+	331
Total assets		70,098,304,914

Liabilities
Collateral held for securities on loan		4,306,500
Payables:
Fund shares redeemed		30,606,026
Investment adviser fees	+	1,170,988
Total liabilities		36,083,514
Net assets		$70,062,221,400

Net Assets by Source
Capital received from investors		$33,961,179,857
Total distributable earnings	+	36,101,041,543
Net assets		$70,062,221,400

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$70,062,221,400		1,077,460,116		$65.03

See financial notes

Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $291,377)		$1,099,602,662
Interest received from securities - unaffiliated		6,777,990
Dividends received from securities - affiliated		2,792,837
Securities on loan, net	+	699,705
Total investment income		1,109,873,194

Expenses
Investment adviser fees		13,484,296
Proxy fees[1]	+	29,036
Total expenses	–	13,513,332
Net investment income		1,096,359,862

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(1,782,158)
Net realized losses on sales of securities - unaffiliated		(274,813,233)
Net realized gains on sales of in-kind redemptions - unaffiliated		5,526,860
Net realized gains on futures contracts	+	10,967,202
Net realized losses		(260,101,329)
Net change in unrealized appreciation (depreciation) on securities - affiliated		(78,559,395)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		5,356,430,035
Net change in unrealized appreciation (depreciation) on futures contracts	+	(13,876,368)
Net change in unrealized appreciation (depreciation)	+	5,263,994,272
Net realized and unrealized gains		5,003,892,943
Increase in net assets resulting from operations		$6,100,252,805

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab S&P 500 Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$1,096,359,862	$966,947,258
Net realized losses		(260,101,329)	(162,413,170)
Net change in unrealized appreciation (depreciation)	+	5,263,994,272	(11,097,236,764)
Increase (decrease) in net assets resulting from operations		$6,100,252,805	($10,292,702,676 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($999,828,367 )	($892,809,698 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		176,030,065	$11,382,757,051	210,459,089	$13,861,852,248
Shares reinvested		13,335,796	802,281,581	10,113,772	728,899,804
Shares redeemed	+	(129,402,948)	(8,291,585,464)	(149,593,128)	(9,738,121,330)
Net transactions in fund shares		59,962,913	$3,893,453,168	70,979,733	$4,852,630,722

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		1,017,497,203	$61,068,343,794	946,517,470	$67,401,225,446
Total increase (decrease)	+	59,962,913	8,993,877,606	70,979,733	(6,332,881,652)
End of period		1,077,460,116	$70,062,221,400	1,017,497,203	$61,068,343,794
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$84.03	$102.69	$73.73	$68.68	$64.19
Income (loss) from investment operations:
Net investment income (loss)[1]	1.41	1.29	1.24	1.38	1.38
Net realized and unrealized gains (losses)	6.34	(18.14)	30.02	5.81	6.73
Total from investment operations	7.75	(16.85)	31.26	7.19	8.11
Less distributions:
Distributions from net investment income	(1.32)	(1.23)	(1.42)	(1.29)	(1.28)
Distributions from net realized gains	—	(0.58)	(0.88)	(0.85)	(2.34)
Total distributions	(1.32)	(1.81)	(2.30)	(2.14)	(3.62)
Net asset value at end of period	$90.46	$84.03	$102.69	$73.73	$68.68
Total return	9.35%	(16.73%)	43.16%	10.60%	14.20%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05%	0.05%[2]	0.05%	0.05%	0.05%
Net investment income (loss)	1.57%	1.40%	1.36%	1.97%	2.15%
Portfolio turnover rate	3%[3]	2%[3]	5%[3]	4%	5%
Net assets, end of period (x 1,000,000)	$12,811	$11,888	$14,222	$9,774	$9,346

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Portfolio turnover rate excludes in-kind transactions.
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.4% OF NET ASSETS

Automobiles & Components 1.8%
Aptiv PLC *	93,010	8,110,472
Autoliv, Inc.	24,784	2,271,454
BorgWarner, Inc.	77,100	2,844,990
Ford Motor Co.	1,289,426	12,571,903
Fox Factory Holding Corp. *	13,800	1,124,286
General Motors Co.	451,810	12,741,042
Gentex Corp.	77,781	2,230,759
Harley-Davidson, Inc.	41,353	1,110,328
Lear Corp.	19,120	2,481,011
Lucid Group, Inc. *(a)	291,763	1,202,064
Rivian Automotive, Inc., Class A *	219,167	3,554,889
Tesla, Inc. *	907,158	182,193,613
Thor Industries, Inc.	17,593	1,546,952
		233,983,763

Banks 2.9%
Bank of America Corp.	2,271,149	59,822,065
Bank OZK	33,399	1,196,018
BOK Financial Corp.	8,724	571,597
Citigroup, Inc.	632,625	24,982,361
Citizens Financial Group, Inc.	155,594	3,645,567
Columbia Banking System, Inc.	69,514	1,367,340
Comerica, Inc.	43,856	1,727,926
Commerce Bancshares, Inc.	37,391	1,639,969
Cullen/Frost Bankers, Inc.	21,276	1,935,903
East West Bancorp, Inc.	46,775	2,508,076
Fifth Third Bancorp	224,092	5,313,221
First Citizens BancShares, Inc., Class A	3,916	5,406,978
First Horizon Corp.	185,007	1,988,825
Home BancShares, Inc.	62,038	1,268,677
Huntington Bancshares, Inc.	476,079	4,594,162
JPMorgan Chase & Co.	954,697	132,760,165
KeyCorp	303,786	3,104,693
M&T Bank Corp.	54,260	6,117,815
New York Community Bancorp, Inc.	234,071	2,218,993
Old National Bancorp	100,089	1,371,219
Pinnacle Financial Partners, Inc.	25,092	1,564,737
PNC Financial Services Group, Inc.	131,031	14,999,119
Popular, Inc.	23,499	1,528,375
Prosperity Bancshares, Inc.	31,192	1,701,212
Regions Financial Corp.	306,289	4,450,379
SouthState Corp.	25,298	1,672,198
Synovus Financial Corp.	50,166	1,307,828
Truist Financial Corp.	437,183	12,398,510
U.S. Bancorp	510,673	16,280,255
Valley National Bancorp	137,143	1,066,973
Webster Financial Corp.	56,405	2,141,698
Wells Fargo & Co.	1,201,971	47,802,387
Western Alliance Bancorp	35,083	1,441,911
Wintrust Financial Corp.	20,348	1,519,792
SECURITY	NUMBER OF SHARES	VALUE ($)
Zions Bancorp NA	48,988	1,511,280
		374,928,224

Capital Goods 6.1%
3M Co.	180,964	16,458,676
A O Smith Corp.	41,147	2,870,415
AAON, Inc.	22,244	1,211,853
Acuity Brands, Inc.	10,107	1,637,031
Advanced Drainage Systems, Inc.	22,761	2,431,558
AECOM	45,706	3,498,794
AGCO Corp.	20,552	2,356,492
Air Lease Corp., Class A	34,596	1,198,059
Allegion PLC	28,469	2,800,211
Allison Transmission Holdings, Inc.	29,247	1,474,634
AMETEK, Inc.	75,676	10,652,911
API Group Corp. *	67,212	1,738,774
Applied Industrial Technologies, Inc.	12,697	1,949,116
Atkore, Inc. *	12,454	1,547,783
Axon Enterprise, Inc. *	22,857	4,674,028
AZEK Co., Inc., Class A *	49,224	1,289,669
Beacon Roofing Supply, Inc. *	17,470	1,243,340
Boeing Co. *	186,273	34,799,522
Boise Cascade Co.	12,987	1,217,531
Builders FirstSource, Inc. *	40,971	4,446,173
BWX Technologies, Inc.	30,471	2,263,386
Carlisle Cos., Inc.	16,386	4,163,519
Carrier Global Corp.	275,508	13,130,711
Caterpillar, Inc.	167,590	37,883,719
Chart Industries, Inc. *	13,722	1,594,908
Comfort Systems USA, Inc.	11,703	2,128,191
Core & Main, Inc., Class A *	34,451	1,036,286
Crane Co.	16,478	1,603,804
Cummins, Inc.	46,411	10,038,699
Curtiss-Wright Corp.	12,430	2,471,208
Deere & Co.	89,576	32,727,487
Donaldson Co., Inc.	39,129	2,256,178
Dover Corp.	45,810	5,953,009
Eaton Corp. PLC	131,078	27,252,427
EMCOR Group, Inc.	15,417	3,185,923
Emerson Electric Co.	187,991	16,725,559
Esab Corp.	18,609	1,177,950
Fastenal Co.	188,655	11,006,133
Ferguson PLC	66,860	10,042,372
Flowserve Corp.	43,341	1,591,482
Fluor Corp. *	47,095	1,567,793
Fortive Corp.	116,782	7,623,529
Fortune Brands Innovations, Inc.	42,058	2,346,836
Franklin Electric Co., Inc.	13,152	1,140,541
Generac Holdings, Inc. *	20,544	1,727,134
General Dynamics Corp.	74,450	17,965,529
General Electric Co.	357,550	38,840,656
Graco, Inc.	55,549	4,130,068
HEICO Corp.	33,347	5,282,498
Hexcel Corp.	27,945	1,730,354
Honeywell International, Inc.	218,122	39,973,038
Howmet Aerospace, Inc.	128,592	5,670,907
Hubbell, Inc., Class B	17,507	4,728,641
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Huntington Ingalls Industries, Inc.	12,927	2,841,613
IDEX Corp.	24,858	4,758,070
Illinois Tool Works, Inc.	90,400	20,260,448
Ingersoll Rand, Inc.	132,510	8,040,707
ITT, Inc.	27,187	2,537,906
Johnson Controls International PLC	222,930	10,928,029
L3Harris Technologies, Inc.	62,064	11,134,902
Lennox International, Inc.	10,473	3,880,665
Leonardo DRS, Inc. *	17,697	337,482
Lincoln Electric Holdings, Inc.	18,713	3,271,032
Lockheed Martin Corp.	73,630	33,475,143
Masco Corp.	73,186	3,812,259
MasTec, Inc. *	20,487	1,217,747
Middleby Corp. *	17,694	1,997,122
MSC Industrial Direct Co., Inc., Class A	15,575	1,475,731
Mueller Industries, Inc.	37,422	1,411,184
Nordson Corp.	17,784	3,780,701
Northrop Grumman Corp.	46,758	22,043,124
nVent Electric PLC	54,759	2,635,551
Oshkosh Corp.	20,996	1,841,979
Otis Worldwide Corp.	134,870	10,413,313
Owens Corning	29,623	3,358,360
PACCAR, Inc.	172,586	14,243,523
Parker-Hannifin Corp.	42,033	15,506,394
Pentair PLC	53,666	3,119,068
Plug Power, Inc. *(a)	178,600	1,051,954
Quanta Services, Inc.	47,474	7,933,855
RBC Bearings, Inc. *	9,793	2,152,893
Regal Rexnord Corp.	21,997	2,604,665
Rockwell Automation, Inc.	37,667	9,899,264
RTX Corp.	478,161	38,917,524
Sensata Technologies Holding PLC	50,073	1,596,327
Simpson Manufacturing Co., Inc.	14,012	1,866,118
SiteOne Landscape Supply, Inc. *	14,826	2,042,578
Snap-on, Inc.	17,404	4,489,188
Stanley Black & Decker, Inc.	49,836	4,238,552
Textron, Inc.	65,017	4,941,292
Timken Co.	21,550	1,489,536
Toro Co.	33,580	2,714,607
Trane Technologies PLC	75,267	14,324,063
TransDigm Group, Inc. *	18,091	14,980,976
Trex Co., Inc. *	36,051	2,026,427
UFP Industries, Inc.	19,933	1,897,024
United Rentals, Inc.	22,369	9,087,854
Valmont Industries, Inc.	6,959	1,370,297
Vertiv Holdings Co., Class A	114,750	4,506,232
Watsco, Inc.	11,032	3,848,954
Watts Water Technologies, Inc., Class A	9,019	1,560,377
WESCO International, Inc.	14,388	1,844,542
Westinghouse Air Brake Technologies Corp.	59,352	6,292,499
WillScot Mobile Mini Holdings Corp. *	64,966	2,560,310
Woodward, Inc.	20,274	2,528,168
WW Grainger, Inc.	14,576	10,638,002
Xylem, Inc.	79,116	7,400,511
Zurn Elkay Water Solutions Corp.	47,551	1,258,199
		780,841,886

Commercial & Professional Services 1.5%
Automatic Data Processing, Inc.	135,345	29,534,986
Booz Allen Hamilton Holding Corp., Class A	43,720	5,243,340
Broadridge Financial Solutions, Inc.	38,607	6,587,899
CACI International, Inc., Class A *	7,522	2,442,845
Casella Waste Systems, Inc., Class A *	19,409	1,464,409
SECURITY	NUMBER OF SHARES	VALUE ($)
Ceridian HCM Holding, Inc. *	51,236	3,279,616
Cintas Corp.	28,539	14,472,698
Clarivate PLC *	140,745	897,953
Clean Harbors, Inc. *	16,507	2,536,631
Copart, Inc. *	284,737	12,391,754
Dun & Bradstreet Holdings, Inc.	78,413	686,898
Equifax, Inc.	40,176	6,812,644
ExlService Holdings, Inc. *	55,352	1,445,241
Exponent, Inc.	17,432	1,277,591
FTI Consulting, Inc. *	11,273	2,392,807
Genpact Ltd.	54,268	1,820,149
Jacobs Solutions, Inc.	41,212	5,493,560
KBR, Inc.	43,803	2,547,144
Leidos Holdings, Inc.	44,760	4,436,611
Maximus, Inc.	20,024	1,496,193
MSA Safety, Inc.	12,118	1,913,190
Parsons Corp. *	13,384	756,865
Paychex, Inc.	105,126	11,674,242
Paycom Software, Inc.	16,302	3,993,501
Paylocity Holding Corp. *	14,155	2,539,407
RB Global, Inc.	59,729	3,906,277
Republic Services, Inc., Class A	67,315	9,995,604
Robert Half, Inc.	35,413	2,647,830
Rollins, Inc.	91,966	3,458,841
Science Applications International Corp.	17,361	1,896,516
SS&C Technologies Holdings, Inc.	71,316	3,583,629
Tetra Tech, Inc.	17,628	2,660,241
TransUnion	62,961	2,762,729
TriNet Group, Inc. *	11,024	1,132,716
Veralto Corp. *	71,740	4,950,060
Verisk Analytics, Inc., Class A	47,725	10,850,756
Vestis Corp. *	42,956	656,797
Waste Management, Inc.	121,140	19,906,936
		196,547,106

Consumer Discretionary Distribution & Retail 5.3%
Amazon.com, Inc. *	2,982,807	396,981,784
Asbury Automotive Group, Inc. *	6,775	1,296,532
AutoNation, Inc. *	8,845	1,150,558
AutoZone, Inc. *	5,949	14,736,446
Bath & Body Works, Inc.	75,621	2,242,163
Best Buy Co., Inc.	64,029	4,278,418
Burlington Stores, Inc. *	21,395	2,589,437
CarMax, Inc. *	52,336	3,197,206
Carvana Co., Class A *	31,543	851,661
Dick's Sporting Goods, Inc.	20,933	2,238,784
Dillard's, Inc., Class A	1,161	360,432
eBay, Inc.	174,502	6,845,713
Etsy, Inc. *	40,747	2,538,538
Five Below, Inc. *	18,296	3,183,138
Floor & Decor Holdings, Inc., Class A *	34,554	2,847,250
GameStop Corp., Class A *(a)	88,308	1,216,001
Genuine Parts Co.	46,007	5,928,462
Home Depot, Inc.	330,283	94,028,267
Lithia Motors, Inc., Class A	8,919	2,160,271
LKQ Corp.	87,798	3,856,088
Lowe's Cos., Inc.	192,505	36,685,678
Murphy USA, Inc.	6,364	2,308,159
Ollie's Bargain Outlet Holdings, Inc. *	20,340	1,571,062
O'Reilly Automotive, Inc. *	19,859	18,477,608
Penske Automotive Group, Inc.	6,449	922,723
Pool Corp.	12,890	4,070,275
RH *	5,098	1,111,160
Ross Stores, Inc.	111,664	12,949,674
TJX Cos., Inc.	377,544	33,250,300
Tractor Supply Co.	35,686	6,871,696
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Ulta Beauty, Inc. *	16,338	6,229,843
Valvoline, Inc.	45,860	1,360,666
Wayfair, Inc., Class A *	29,644	1,263,131
Williams-Sonoma, Inc.	21,158	3,178,778
		682,777,902

Consumer Durables & Apparel 1.1%
Brunswick Corp.	23,169	1,609,550
Capri Holdings Ltd. *	38,108	1,950,368
Columbia Sportswear Co.	11,637	858,811
Crocs, Inc. *	19,885	1,776,128
Deckers Outdoor Corp. *	8,666	5,174,122
DR Horton, Inc.	99,777	10,416,719
Garmin Ltd.	50,510	5,178,790
Hasbro, Inc.	43,116	1,946,687
KB Home	25,673	1,134,747
Lennar Corp., Class A	82,780	8,830,970
Lululemon Athletica, Inc. *	37,894	14,910,531
Mattel, Inc. *	115,874	2,210,876
Meritage Homes Corp.	12,145	1,384,773
Mohawk Industries, Inc. *	17,641	1,417,984
Newell Brands, Inc.	131,270	882,134
NIKE, Inc., Class B	402,457	41,360,506
NVR, Inc. *	1,071	5,796,916
Polaris, Inc.	17,177	1,484,436
PulteGroup, Inc.	71,966	5,295,978
PVH Corp.	20,703	1,539,268
Ralph Lauren Corp., Class A	13,353	1,502,613
SharkNinja, Inc. *	15,934	665,404
Skechers USA, Inc., Class A *	44,474	2,144,536
Tapestry, Inc.	76,690	2,113,576
Taylor Morrison Home Corp., Class A *	36,093	1,383,084
Tempur Sealy International, Inc.	55,661	2,222,544
Toll Brothers, Inc.	35,895	2,538,136
TopBuild Corp. *	10,503	2,402,666
VF Corp.	106,108	1,562,971
Whirlpool Corp.	18,113	1,893,895
YETI Holdings, Inc. *	28,594	1,215,817
		134,805,536

Consumer Services 2.2%
ADT, Inc.	81,572	461,697
Airbnb, Inc., Class A *	140,231	16,587,925
Aramark	85,912	2,313,610
Booking Holdings, Inc. *	11,725	32,707,591
Boyd Gaming Corp.	23,728	1,310,972
Bright Horizons Family Solutions, Inc. *	19,049	1,410,769
Caesars Entertainment, Inc. *	70,757	2,822,497
Carnival Corp. *	331,029	3,793,592
Chipotle Mexican Grill, Inc., Class A *	9,075	17,625,465
Choice Hotels International, Inc.	8,126	897,923
Churchill Downs, Inc.	22,452	2,466,128
Darden Restaurants, Inc.	40,053	5,828,913
Domino's Pizza, Inc.	11,429	3,874,317
DoorDash, Inc., Class A *	98,419	7,376,504
DraftKings, Inc., Class A *	152,661	4,216,497
Duolingo, Inc. *	11,616	1,696,517
Expedia Group, Inc. *	45,282	4,314,922
H&R Block, Inc.	51,517	2,114,773
Hilton Grand Vacations, Inc. *	23,542	846,335
Hilton Worldwide Holdings, Inc.	85,794	13,000,365
Hyatt Hotels Corp., Class A	14,822	1,518,366
Las Vegas Sands Corp.	107,369	5,095,733
Light & Wonder, Inc. *	30,105	2,200,976
Marriott International, Inc., Class A	82,459	15,548,469
SECURITY	NUMBER OF SHARES	VALUE ($)
McDonald's Corp.	239,411	62,766,382
MGM Resorts International *	92,409	3,226,922
Norwegian Cruise Line Holdings Ltd. *	139,998	1,903,973
Planet Fitness, Inc., Class A *	28,067	1,551,263
Royal Caribbean Cruises Ltd. *	77,277	6,547,680
Service Corp. International	48,840	2,657,873
Starbucks Corp.	376,283	34,708,344
Texas Roadhouse, Inc., Class A	21,570	2,190,218
Vail Resorts, Inc.	12,694	2,694,301
Wingstop, Inc.	9,864	1,802,843
Wyndham Hotels & Resorts, Inc.	27,442	1,986,801
Wynn Resorts Ltd.	31,874	2,797,900
Yum! Brands, Inc.	91,855	11,101,595
		285,966,951

Consumer Staples Distribution & Retail 1.8%
Albertsons Cos., Inc., Class A	131,963	2,863,597
BJ's Wholesale Club Holdings, Inc. *	44,145	3,007,157
Casey's General Stores, Inc.	12,222	3,323,284
Costco Wholesale Corp.	145,582	80,425,320
Dollar General Corp.	71,827	8,550,286
Dollar Tree, Inc. *	68,808	7,643,881
Kroger Co.	217,171	9,853,048
Performance Food Group Co. *	51,509	2,975,160
Sysco Corp.	165,982	11,036,143
Target Corp.	151,874	16,826,121
U.S. Foods Holding Corp. *	74,835	2,914,075
Walgreens Boots Alliance, Inc.	235,518	4,964,719
Walmart, Inc.	468,860	76,616,413
		230,999,204

Energy 4.6%
Antero Midstream Corp.	113,320	1,398,369
Antero Resources Corp. *	92,890	2,734,682
APA Corp.	100,220	3,980,738
Baker Hughes Co., Class A	332,701	11,451,568
ChampionX Corp.	63,755	1,963,654
Cheniere Energy, Inc.	78,830	13,118,889
Chesapeake Energy Corp.	36,769	3,165,075
Chevron Corp.	582,874	84,942,228
Chord Energy Corp.	13,795	2,280,589
Civitas Resources, Inc.	27,942	2,107,665
ConocoPhillips	393,396	46,735,445
Coterra Energy, Inc.	247,454	6,804,985
Denbury, Inc. *	16,689	1,483,485
Devon Energy Corp.	211,898	9,868,090
Diamondback Energy, Inc.	58,491	9,377,277
DTE Midstream LLC.	32,329	1,744,796
EOG Resources, Inc.	191,282	24,149,352
EQT Corp.	119,338	5,057,544
Exxon Mobil Corp.	1,315,116	139,205,029
Halliburton Co.	296,047	11,646,489
Hess Corp.	90,876	13,122,494
HF Sinclair Corp.	47,659	2,639,355
Kinder Morgan, Inc.	635,935	10,302,147
Magnolia Oil & Gas Corp., Class A	61,817	1,387,792
Marathon Oil Corp.	198,136	5,411,094
Marathon Petroleum Corp.	131,387	19,872,284
Matador Resources Co.	36,362	2,243,172
Murphy Oil Corp.	48,795	2,189,432
New Fortress Energy, Inc.	21,766	659,510
Noble Corp. PLC	35,442	1,654,787
NOV, Inc.	127,779	2,550,469
Occidental Petroleum Corp.	218,412	13,500,046
ONEOK, Inc.	191,808	12,505,882
Ovintiv, Inc.	83,116	3,989,568
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Patterson-UTI Energy, Inc.	105,450	1,339,215
PBF Energy, Inc., Class A	36,360	1,728,191
Permian Resources Corp., Class A	120,707	1,758,701
Phillips 66	146,401	16,699,962
Pioneer Natural Resources Co.	76,626	18,313,614
Range Resources Corp.	79,999	2,867,164
Schlumberger NV	466,883	25,986,708
SM Energy Co.	38,363	1,546,796
Southwestern Energy Co. *	357,017	2,545,531
Targa Resources Corp.	73,596	6,153,362
TechnipFMC PLC	143,413	3,086,248
Texas Pacific Land Corp.	2,062	3,806,349
Transocean Ltd. *	221,262	1,464,754
Valaris Ltd. *	20,857	1,377,396
Valero Energy Corp.	115,659	14,688,693
Weatherford International PLC *	23,565	2,193,666
Williams Cos., Inc.	398,678	13,714,523
		594,514,854

Equity Real Estate Investment Trusts (REITs) 2.4%
Agree Realty Corp.	31,906	1,784,822
Alexandria Real Estate Equities, Inc.	51,981	4,840,991
American Homes 4 Rent, Class A	105,564	3,456,165
American Tower Corp.	153,198	27,298,352
Americold Realty Trust, Inc.	83,294	2,183,969
Apartment Income REIT Corp.	50,717	1,481,444
AvalonBay Communities, Inc.	46,493	7,705,750
Boston Properties, Inc.	47,345	2,536,272
Brixmor Property Group, Inc.	98,553	2,048,917
Camden Property Trust	35,247	2,991,765
Crown Castle, Inc.	142,269	13,228,172
CubeSmart	74,249	2,531,148
Digital Realty Trust, Inc.	99,171	12,332,906
EastGroup Properties, Inc.	15,066	2,459,524
Equinix, Inc.	30,738	22,427,674
Equity LifeStyle Properties, Inc.	61,225	4,028,605
Equity Residential	113,371	6,272,817
Essex Property Trust, Inc.	20,895	4,469,858
Extra Space Storage, Inc.	69,293	7,178,062
Federal Realty Investment Trust	23,656	2,157,191
First Industrial Realty Trust, Inc.	42,373	1,792,378
Gaming & Leisure Properties, Inc.	86,664	3,933,679
Healthcare Realty Trust, Inc., Class A	126,483	1,815,031
Healthpeak Properties, Inc.	181,384	2,820,521
Host Hotels & Resorts, Inc.	231,585	3,584,936
Invitation Homes, Inc.	188,432	5,594,546
Iron Mountain, Inc.	95,233	5,625,413
Kilroy Realty Corp.	36,066	1,030,766
Kimco Realty Corp.	204,764	3,673,466
Kite Realty Group Trust	73,241	1,561,498
Lamar Advertising Co., Class A	28,930	2,380,071
Medical Properties Trust, Inc.	195,366	933,849
Mid-America Apartment Communities, Inc.	38,003	4,490,054
NNN REIT, Inc.	60,482	2,197,311
Omega Healthcare Investors, Inc.	80,418	2,661,836
Prologis, Inc.	303,504	30,578,028
Public Storage	51,867	12,381,172
Rayonier, Inc.	45,440	1,146,906
Realty Income Corp.	232,508	11,016,229
Regency Centers Corp.	54,256	3,269,467
Rexford Industrial Realty, Inc.	68,084	2,943,952
Ryman Hospitality Properties, Inc.	20,306	1,738,194
SBA Communications Corp., Class A	35,468	7,399,689
Simon Property Group, Inc.	107,357	11,797,461
Spirit Realty Capital, Inc.	46,810	1,684,692
STAG Industrial, Inc.	58,921	1,957,356
SECURITY	NUMBER OF SHARES	VALUE ($)
Sun Communities, Inc.	40,514	4,506,777
Terreno Realty Corp.	27,741	1,478,040
UDR, Inc.	99,840	3,175,910
Ventas, Inc.	132,059	5,607,225
VICI Properties, Inc., Class A	333,849	9,314,387
Vornado Realty Trust	50,441	968,467
Welltower, Inc.	170,033	14,216,459
Weyerhaeuser Co.	239,449	6,869,792
WP Carey, Inc.	70,746	3,795,523
		313,355,485

Financial Services 7.6%
Affiliated Managers Group, Inc.	11,392	1,398,482
Affirm Holdings, Inc. *	71,539	1,259,802
AGNC Investment Corp.	203,374	1,500,900
Ally Financial, Inc.	89,346	2,161,280
American Express Co.	191,132	27,911,006
Ameriprise Financial, Inc.	33,658	10,587,797
Annaly Capital Management, Inc.	159,627	2,491,777
Apollo Global Management, Inc.	143,199	11,089,331
Ares Management Corp., Class A	54,216	5,345,155
Bank of New York Mellon Corp.	255,188	10,845,490
Berkshire Hathaway, Inc., Class B *	599,110	204,494,216
BlackRock, Inc.	46,106	28,229,782
Blackstone, Inc.	233,182	21,534,358
Block, Inc. *	180,994	7,285,008
Blue Owl Capital, Inc., Class A	133,762	1,649,285
Capital One Financial Corp.	125,078	12,669,151
Carlyle Group, Inc.	71,992	1,982,660
Cboe Global Markets, Inc.	34,479	5,650,763
Charles Schwab Corp. (b)	484,700	25,223,788
CME Group, Inc.	118,183	25,227,343
Coinbase Global, Inc., Class A *	55,814	4,304,376
Corebridge Financial, Inc.	54,413	1,088,260
Credit Acceptance Corp. *	2,124	854,761
Discover Financial Services	81,904	6,722,680
Enact Holdings, Inc.	9,788	269,757
Equitable Holdings, Inc.	106,904	2,840,439
Essent Group Ltd.	36,414	1,720,197
Evercore, Inc., Class A	11,493	1,496,159
FactSet Research Systems, Inc.	12,495	5,396,466
Fidelity National Information Services, Inc.	194,206	9,537,457
Fiserv, Inc. *	200,269	22,780,599
FleetCor Technologies, Inc. *	24,134	5,434,253
Franklin Resources, Inc.	94,999	2,165,027
Global Payments, Inc.	85,235	9,053,662
Goldman Sachs Group, Inc.	108,302	32,881,570
Houlihan Lokey, Inc., Class A	16,846	1,693,360
Interactive Brokers Group, Inc., Class A	35,015	2,803,651
Intercontinental Exchange, Inc.	188,084	20,207,745
Invesco Ltd.	146,958	1,906,045
Jack Henry & Associates, Inc.	23,683	3,339,066
Janus Henderson Group PLC	43,410	1,001,469
Jefferies Financial Group, Inc.	57,898	1,863,158
KKR & Co., Inc.	212,343	11,763,802
LPL Financial Holdings, Inc.	25,020	5,617,490
MarketAxess Holdings, Inc.	12,378	2,645,798
Mastercard, Inc., Class A	273,331	102,868,122
MGIC Investment Corp.	90,097	1,517,233
Moody's Corp.	51,917	15,990,436
Morgan Stanley	419,143	29,683,707
Morningstar, Inc.	8,561	2,167,988
MSCI, Inc., Class A	25,916	12,220,690
Nasdaq, Inc.	111,616	5,536,154
Northern Trust Corp.	68,033	4,484,055
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
OneMain Holdings, Inc.	40,289	1,447,584
PayPal Holdings, Inc. *	361,031	18,701,406
Raymond James Financial, Inc.	61,637	5,882,635
Remitly Global, Inc. *	43,486	1,171,078
Rithm Capital Corp.	160,559	1,498,015
Robinhood Markets, Inc., Class A *	181,123	1,655,464
S&P Global, Inc.	106,899	37,340,890
SEI Investments Co.	33,613	1,803,674
SoFi Technologies, Inc. *	311,954	2,355,253
Starwood Property Trust, Inc.	98,071	1,740,760
State Street Corp.	104,513	6,754,675
Stifel Financial Corp.	34,453	1,963,821
Synchrony Financial	137,429	3,854,883
T Rowe Price Group, Inc.	73,653	6,665,597
Toast, Inc., Class A *	118,892	1,901,083
Tradeweb Markets, Inc., Class A	37,916	3,412,819
Visa, Inc., Class A	527,857	124,099,181
Voya Financial, Inc.	34,719	2,318,188
Western Union Co.	127,784	1,442,681
WEX, Inc. *	14,090	2,345,703
		970,748,396

Food, Beverage & Tobacco 3.0%
Altria Group, Inc.	582,989	23,418,668
Archer-Daniels-Midland Co.	176,632	12,641,552
Brown-Forman Corp., Class B	60,000	3,369,600
Bunge Ltd.	49,242	5,218,667
Campbell Soup Co.	64,335	2,599,777
Celsius Holdings, Inc. *	16,134	2,453,820
Coca-Cola Co.	1,278,557	72,225,685
Coca-Cola Consolidated, Inc.	1,545	983,253
Conagra Brands, Inc.	157,208	4,301,211
Constellation Brands, Inc., Class A	53,242	12,466,614
Darling Ingredients, Inc. *	51,885	2,297,987
Flowers Foods, Inc.	65,838	1,443,827
General Mills, Inc.	191,702	12,506,639
Hershey Co.	49,145	9,207,316
Hormel Foods Corp.	95,622	3,112,496
Ingredion, Inc.	21,766	2,036,862
J M Smucker Co.	33,517	3,815,575
Kellanova	86,599	4,370,652
Keurig Dr Pepper, Inc.	330,124	10,012,661
Kraft Heinz Co.	261,431	8,224,619
Lamb Weston Holdings, Inc.	48,152	4,324,050
Lancaster Colony Corp.	6,855	1,159,660
McCormick & Co., Inc. - Non Voting Shares	82,095	5,245,871
Molson Coors Beverage Co., Class B	60,833	3,514,322
Mondelez International, Inc., Class A	446,920	29,590,573
Monster Beverage Corp. *	244,978	12,518,376
National Beverage Corp. *	7,583	351,700
PepsiCo, Inc.	452,230	73,840,114
Philip Morris International, Inc.	509,971	45,469,014
Pilgrim's Pride Corp. *	11,843	301,997
Post Holdings, Inc. *	16,862	1,353,681
Tyson Foods, Inc., Class A	93,170	4,318,430
WK Kellogg Co. *	21,231	212,735
		378,908,004

Health Care Equipment & Services 5.4%
Abbott Laboratories	570,094	53,902,388
Acadia Healthcare Co., Inc. *	30,436	2,237,350
agilon health, Inc. *	99,327	1,787,886
Align Technology, Inc. *	23,291	4,299,286
Baxter International, Inc.	167,277	5,424,793
Becton Dickinson & Co.	95,306	24,091,451
SECURITY	NUMBER OF SHARES	VALUE ($)
Boston Scientific Corp. *	481,022	24,623,516
Cardinal Health, Inc.	83,905	7,635,355
Cencora, Inc.	54,800	10,146,220
Centene Corp. *	177,688	12,256,918
Chemed Corp.	4,967	2,794,683
Cigna Group	97,234	30,064,753
Cooper Cos., Inc.	16,334	5,092,125
CVS Health Corp.	421,946	29,118,493
DaVita, Inc. *	17,575	1,357,317
DENTSPLY SIRONA, Inc.	70,164	2,133,687
Dexcom, Inc. *	127,993	11,369,618
Edwards Lifesciences Corp. *	199,186	12,692,132
Elevance Health, Inc.	77,414	34,843,267
Encompass Health Corp.	33,148	2,073,739
Ensign Group, Inc.	18,467	1,783,912
Envista Holdings Corp. *	54,024	1,257,138
GE HealthCare Technologies, Inc.	128,072	8,525,753
Globus Medical, Inc., Class A *	39,371	1,799,648
Haemonetics Corp. *	16,597	1,414,562
HCA Healthcare, Inc.	65,950	14,913,933
HealthEquity, Inc. *	28,181	2,020,014
Henry Schein, Inc. *	42,438	2,757,621
Hologic, Inc. *	81,263	5,377,173
Humana, Inc.	40,732	21,330,941
IDEXX Laboratories, Inc. *	27,193	10,862,788
Inspire Medical Systems, Inc. *	9,880	1,453,941
Insulet Corp. *	22,633	3,000,457
Intuitive Surgical, Inc. *	115,426	30,267,006
Laboratory Corp. of America Holdings	28,863	5,764,807
Lantheus Holdings, Inc. *	22,460	1,450,916
Masimo Corp. *	14,577	1,182,632
McKesson Corp.	44,322	20,182,466
Medtronic PLC	437,307	30,856,382
Molina Healthcare, Inc. *	19,195	6,390,975
Neogen Corp. *	64,750	964,128
Option Care Health, Inc. *	59,258	1,643,224
Penumbra, Inc. *	12,628	2,413,842
Quest Diagnostics, Inc.	37,011	4,815,131
QuidelOrtho Corp. *	16,191	988,946
R1 RCM, Inc. *	65,068	767,152
ResMed, Inc.	48,072	6,788,728
Shockwave Medical, Inc. *	12,128	2,501,521
STERIS PLC	32,318	6,786,134
Stryker Corp.	111,039	30,004,959
Surgery Partners, Inc. *	21,874	505,946
Teleflex, Inc.	15,519	2,867,135
Tenet Healthcare Corp. *	33,736	1,811,623
UnitedHealth Group, Inc.	304,307	162,974,657
Universal Health Services, Inc., Class B	20,215	2,544,866
Veeva Systems, Inc., Class A *	47,765	9,204,793
Zimmer Biomet Holdings, Inc.	68,329	7,134,231
		695,255,058

Household & Personal Products 1.5%
BellRing Brands, Inc. *	43,140	1,886,512
Church & Dwight Co., Inc.	80,831	7,350,771
Clorox Co.	40,870	4,810,399
Colgate-Palmolive Co.	271,027	20,359,548
Coty, Inc., Class A *	116,692	1,093,404
elf Beauty, Inc. *	17,857	1,654,094
Estee Lauder Cos., Inc., Class A	76,079	9,804,301
Inter Parfums, Inc.	5,918	752,237
Kenvue, Inc.	565,308	10,514,729
Kimberly-Clark Corp.	111,354	13,322,393
Procter & Gamble Co.	774,414	116,185,332
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Reynolds Consumer Products, Inc.	17,599	447,543
		188,181,263

Insurance 2.4%
Aflac, Inc.	177,949	13,899,596
Allstate Corp.	85,692	10,979,716
American Financial Group, Inc.	21,822	2,386,454
American International Group, Inc.	234,178	14,357,453
Aon PLC, Class A	66,645	20,619,963
Arch Capital Group Ltd. *	122,003	10,575,220
Arthur J Gallagher & Co.	70,797	16,671,986
Assurant, Inc.	17,196	2,560,484
Axis Capital Holdings Ltd.	24,671	1,408,714
Brown & Brown, Inc.	77,801	5,400,945
Chubb Ltd.	134,933	28,959,321
Cincinnati Financial Corp.	51,196	5,102,705
CNA Financial Corp.	10,480	423,392
Erie Indemnity Co., Class A	8,245	2,277,187
Everest Group Ltd.	14,353	5,678,334
Fidelity National Financial, Inc.	84,998	3,322,572
First American Financial Corp.	34,035	1,750,760
Globe Life, Inc.	28,587	3,326,383
Hartford Financial Services Group, Inc.	100,278	7,365,419
Kinsale Capital Group, Inc.	7,167	2,393,133
Lincoln National Corp.	56,360	1,226,957
Loews Corp.	59,961	3,838,104
Markel Group, Inc. *	4,402	6,473,229
Marsh & McLennan Cos., Inc.	162,272	30,774,885
MetLife, Inc.	207,007	12,422,490
Old Republic International Corp.	90,426	2,475,864
Primerica, Inc.	11,581	2,213,824
Principal Financial Group, Inc.	72,849	4,930,420
Progressive Corp.	192,292	30,399,442
Prudential Financial, Inc.	119,050	10,885,932
Reinsurance Group of America, Inc.	21,401	3,198,808
RenaissanceRe Holdings Ltd.	17,020	3,737,422
RLI Corp.	13,011	1,733,586
Ryan Specialty Holdings, Inc., Class A *	32,735	1,414,152
Selective Insurance Group, Inc.	20,045	2,086,885
Travelers Cos., Inc.	75,276	12,604,214
Unum Group	61,506	3,007,643
W R Berkley Corp.	66,834	4,505,948
Willis Towers Watson PLC	34,337	8,099,755
		305,489,297

Materials 2.6%
Air Products & Chemicals, Inc.	73,023	20,624,616
Albemarle Corp.	38,378	4,865,563
Alcoa Corp.	58,364	1,496,453
Amcor PLC	484,801	4,309,881
AptarGroup, Inc.	21,613	2,642,621
Ashland, Inc.	17,232	1,320,488
ATI, Inc. *	42,313	1,598,162
Avery Dennison Corp.	26,726	4,652,195
Axalta Coating Systems Ltd. *	73,146	1,918,620
Balchem Corp.	10,774	1,252,370
Ball Corp.	103,875	5,001,581
Berry Global Group, Inc.	38,225	2,102,375
Celanese Corp., Class A	32,992	3,777,914
CF Industries Holdings, Inc.	63,323	5,051,909
Chemours Co.	49,159	1,185,223
Cleveland-Cliffs, Inc. *	168,536	2,828,034
Commercial Metals Co.	37,770	1,597,293
Corteva, Inc.	234,655	11,296,292
SECURITY	NUMBER OF SHARES	VALUE ($)
Crown Holdings, Inc.	39,751	3,203,931
Dow, Inc.	230,606	11,147,494
DuPont de Nemours, Inc.	151,555	11,045,328
Eagle Materials, Inc.	11,430	1,759,191
Eastman Chemical Co.	38,554	2,881,140
Ecolab, Inc.	83,200	13,955,968
Element Solutions, Inc.	74,009	1,349,184
FMC Corp.	40,253	2,141,460
Freeport-McMoRan, Inc.	471,687	15,933,587
Graphic Packaging Holding Co.	98,942	2,128,242
Huntsman Corp.	53,525	1,248,738
International Flavors & Fragrances, Inc.	83,250	5,690,137
International Paper Co.	112,527	3,795,536
Linde PLC	160,298	61,259,484
Louisiana-Pacific Corp.	21,230	1,088,674
LyondellBasell Industries NV, Class A	84,438	7,619,685
Martin Marietta Materials, Inc.	20,425	8,352,599
Mosaic Co.	107,810	3,501,669
NewMarket Corp.	2,270	1,094,480
Newmont Corp.	260,563	9,763,296
Nucor Corp.	81,487	12,042,964
Olin Corp.	41,469	1,771,556
Packaging Corp. of America	29,634	4,535,484
PPG Industries, Inc.	77,232	9,481,773
Reliance Steel & Aluminum Co.	19,159	4,873,666
Royal Gold, Inc.	21,829	2,277,420
RPM International, Inc.	42,085	3,841,098
Sealed Air Corp.	47,159	1,452,026
Sherwin-Williams Co.	77,720	18,513,681
Silgan Holdings, Inc.	27,344	1,095,401
Sonoco Products Co.	32,329	1,674,965
Steel Dynamics, Inc.	51,053	5,437,655
Summit Materials, Inc., Class A *	39,104	1,286,522
U.S. Steel Corp.	74,258	2,516,604
Vulcan Materials Co.	43,991	8,643,792
Westlake Corp.	11,307	1,304,376
Westrock Co.	84,636	3,040,971
		330,271,367

Media & Entertainment 7.4%
Alphabet, Inc., Class A *	1,949,089	241,842,963
Alphabet, Inc., Class C *	1,657,981	207,745,019
Charter Communications, Inc., Class A *	33,511	13,498,231
Comcast Corp., Class A	1,352,072	55,827,053
Electronic Arts, Inc.	80,764	9,997,776
Endeavor Group Holdings, Inc., Class A	62,581	1,424,344
Fox Corp., Class A	122,371	3,718,855
IAC, Inc. *	23,099	982,862
Interpublic Group of Cos., Inc.	125,398	3,561,303
Liberty Broadband Corp., Class C *	37,734	3,143,620
Liberty Media Corp.-Liberty Formula One, Class C *	68,100	4,405,389
Liberty Media Corp.-Liberty SiriusXM, Class C *	48,500	1,190,675
Live Nation Entertainment, Inc. *	46,617	3,730,292
Match Group, Inc. *	90,497	3,131,196
Meta Platforms, Inc., Class A *	730,156	219,974,098
Netflix, Inc. *	145,581	59,934,242
New York Times Co., Class A	53,955	2,174,926
News Corp., Class A	125,716	2,599,807
Nexstar Media Group, Inc., Class A	11,113	1,556,709
Omnicom Group, Inc.	64,795	4,853,793
Paramount Global, Class B	159,144	1,731,487
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Pinterest, Inc., Class A *	190,858	5,702,837
ROBLOX Corp., Class A *	158,075	5,028,366
Roku, Inc. *	40,753	2,427,656
Sirius XM Holdings, Inc. (a)	214,050	916,134
Snap, Inc., Class A *	336,605	3,369,416
Take-Two Interactive Software, Inc. *	51,778	6,925,307
TKO Group Holdings, Inc.	17,000	1,393,660
Trade Desk, Inc., Class A *	146,572	10,400,749
Walt Disney Co. *	601,113	49,044,810
Warner Bros Discovery, Inc. *	726,226	7,218,686
Warner Music Group Corp., Class A	45,495	1,423,994
ZoomInfo Technologies, Inc., Class A *	100,435	1,301,638
		942,177,893

Pharmaceuticals, Biotechnology & Life Sciences 7.3%
10X Genomics, Inc., Class A *	34,014	1,200,014
AbbVie, Inc.	579,847	81,862,799
ACADIA Pharmaceuticals, Inc. *	39,378	888,761
Agilent Technologies, Inc.	96,943	10,020,998
Alkermes PLC *	54,557	1,319,734
Alnylam Pharmaceuticals, Inc. *	40,783	6,190,859
Amgen, Inc.	175,724	44,932,627
Apellis Pharmaceuticals, Inc. *	34,335	1,670,741
Avantor, Inc. *	222,080	3,870,854
Biogen, Inc. *	47,466	11,275,074
BioMarin Pharmaceutical, Inc. *	61,975	5,047,864
Bio-Rad Laboratories, Inc., Class A *	6,869	1,890,898
Bio-Techne Corp.	51,921	2,836,444
Bridgebio Pharma, Inc. *	39,577	1,030,585
Bristol-Myers Squibb Co.	686,305	35,365,297
Bruker Corp.	32,700	1,863,900
Catalent, Inc. *	60,440	2,078,532
Charles River Laboratories International, Inc. *	16,899	2,845,116
Danaher Corp.	215,879	41,453,086
Elanco Animal Health, Inc. *	162,894	1,435,096
Eli Lilly & Co.	261,962	145,108,611
Exact Sciences Corp. *	58,701	3,615,395
Exelixis, Inc. *	104,476	2,151,161
Gilead Sciences, Inc.	409,336	32,149,249
Halozyme Therapeutics, Inc. *	42,934	1,454,175
Illumina, Inc. *	51,764	5,664,017
Incyte Corp. *	61,911	3,338,860
Intra-Cellular Therapies, Inc. *	29,575	1,471,652
Ionis Pharmaceuticals, Inc. *	47,141	2,086,932
IQVIA Holdings, Inc. *	60,069	10,862,277
Jazz Pharmaceuticals PLC *	20,615	2,618,517
Johnson & Johnson	791,073	117,347,769
Karuna Therapeutics, Inc. *	11,776	1,961,999
Medpace Holdings, Inc. *	7,639	1,853,756
Merck & Co., Inc.	833,618	85,612,569
Mettler-Toledo International, Inc. *	7,179	7,072,751
Moderna, Inc. *	108,893	8,271,512
Natera, Inc. *	35,379	1,396,409
Neurocrine Biosciences, Inc. *	32,210	3,573,377
Organon & Co.	81,415	1,204,128
Perrigo Co. PLC	43,091	1,191,035
Pfizer, Inc.	1,854,792	56,682,443
Regeneron Pharmaceuticals, Inc. *	35,066	27,347,623
Repligen Corp. *	17,121	2,303,802
Revvity, Inc.	40,855	3,384,837
Roivant Sciences Ltd. *	106,086	916,583
Royalty Pharma PLC, Class A	127,798	3,433,932
Sarepta Therapeutics, Inc. *	30,735	2,068,773
Seagen, Inc. *	46,142	9,819,479
Sotera Health Co. *	31,432	397,929
Thermo Fisher Scientific, Inc.	126,791	56,392,833
SECURITY	NUMBER OF SHARES	VALUE ($)
United Therapeutics Corp. *	15,453	3,443,856
Vaxcyte, Inc. *	28,062	1,349,782
Vertex Pharmaceuticals, Inc. *	84,789	30,702,945
Viatris, Inc.	390,619	3,476,509
Waters Corp. *	19,478	4,646,087
West Pharmaceutical Services, Inc.	24,195	7,701,027
Zoetis, Inc.	151,222	23,741,854
		936,895,724

Real Estate Management & Development 0.2%
CBRE Group, Inc., Class A *	101,648	7,048,273
CoStar Group, Inc. *	133,822	9,823,873
Jones Lang LaSalle, Inc. *	15,862	2,029,067
Zillow Group, Inc., Class C *	52,001	1,885,036
		20,786,249

Semiconductors & Semiconductor Equipment 6.7%
Advanced Micro Devices, Inc. *	530,775	52,281,337
Allegro MicroSystems, Inc. *	23,617	613,097
Amkor Technology, Inc.	35,628	743,200
Analog Devices, Inc.	164,724	25,916,027
Applied Materials, Inc.	275,871	36,511,527
Axcelis Technologies, Inc. *	10,789	1,375,597
Broadcom, Inc.	135,574	114,067,896
Cirrus Logic, Inc. *	18,227	1,219,933
Enphase Energy, Inc. *	44,692	3,556,589
Entegris, Inc.	49,440	4,352,698
First Solar, Inc. *	35,019	4,988,457
GLOBALFOUNDRIES, Inc. *(a)	27,339	1,356,561
Intel Corp.	1,375,828	50,217,722
KLA Corp.	44,804	21,044,439
Lam Research Corp.	43,790	25,758,154
Lattice Semiconductor Corp. *	45,514	2,531,033
MACOM Technology Solutions Holdings, Inc. *	17,768	1,253,355
Marvell Technology, Inc.	281,937	13,313,065
Microchip Technology, Inc.	178,632	12,734,675
Micron Technology, Inc.	359,884	24,065,443
MKS Instruments, Inc.	20,756	1,362,839
Monolithic Power Systems, Inc.	15,681	6,926,925
NVIDIA Corp.	811,436	330,903,601
NXP Semiconductors NV	84,515	14,572,921
ON Semiconductor Corp. *	141,490	8,862,934
Onto Innovation, Inc. *	16,132	1,812,753
Power Integrations, Inc.	19,120	1,325,590
Qorvo, Inc. *	32,329	2,826,201
QUALCOMM, Inc.	366,625	39,958,459
Rambus, Inc. *	35,774	1,943,601
Skyworks Solutions, Inc.	52,505	4,554,284
SolarEdge Technologies, Inc. *	18,663	1,417,455
Teradyne, Inc.	50,318	4,189,980
Texas Instruments, Inc.	298,282	42,359,027
Universal Display Corp.	14,283	1,987,908
Wolfspeed, Inc. *	40,813	1,381,112
		864,286,395

Software & Services 12.3%
Accenture PLC, Class A	207,227	61,565,069
Adobe, Inc. *	149,738	79,669,600
Akamai Technologies, Inc. *	50,133	5,180,243
Amdocs Ltd.	39,099	3,134,176
ANSYS, Inc. *	28,579	7,952,393
AppLovin Corp., Class A *	44,509	1,621,908
Aspen Technology, Inc. *	9,171	1,630,145
Atlassian Corp., Class A *	49,787	8,993,524
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Autodesk, Inc. *	70,061	13,846,155
Bentley Systems, Inc., Class B	75,482	3,671,444
Bill Holdings, Inc. *	32,089	2,929,405
Cadence Design Systems, Inc. *	89,296	21,417,646
CCC Intelligent Solutions Holdings, Inc. *	66,873	720,222
Cloudflare, Inc., Class A *	96,653	5,479,259
Cognizant Technology Solutions Corp., Class A	165,538	10,672,235
Confluent, Inc., Class A *	69,646	2,013,466
Crowdstrike Holdings, Inc., Class A *	73,481	12,989,236
Datadog, Inc., Class A *	98,051	7,988,215
DocuSign, Inc., Class A *	66,944	2,602,783
Dolby Laboratories, Inc., Class A	19,626	1,588,528
DoubleVerify Holdings, Inc. *	41,340	1,150,492
Dropbox, Inc., Class A *	84,678	2,227,031
Dynatrace, Inc. *	78,042	3,489,258
Elastic NV *	25,696	1,928,228
EPAM Systems, Inc. *	18,867	4,104,893
Fair Isaac Corp. *	8,143	6,887,919
Five9, Inc. *	24,501	1,417,873
Fortinet, Inc. *	213,608	12,211,969
Gartner, Inc. *	26,109	8,669,232
Gen Digital, Inc.	184,768	3,078,235
Gitlab, Inc., Class A *	26,303	1,138,394
GoDaddy, Inc., Class A *	48,346	3,540,378
Guidewire Software, Inc. *	26,933	2,427,471
HubSpot, Inc. *	16,394	6,947,285
Informatica, Inc., Class A *	12,317	236,240
International Business Machines Corp.	299,281	43,288,004
Intuit, Inc.	92,004	45,537,380
Manhattan Associates, Inc. *	20,148	3,928,457
Microsoft Corp.	2,440,801	825,259,226
MongoDB, Inc., Class A *	23,128	7,969,678
New Relic, Inc. *	17,776	1,540,646
Nutanix, Inc., Class A *	78,145	2,828,068
Okta, Inc. *	51,282	3,456,920
Oracle Corp.	517,174	53,475,792
Palantir Technologies, Inc., Class A *	624,063	9,236,132
Palo Alto Networks, Inc. *	100,478	24,418,164
Procore Technologies, Inc. *	29,112	1,778,452
PTC, Inc. *	38,936	5,467,393
Qualys, Inc. *	12,068	1,845,801
Roper Technologies, Inc.	35,088	17,142,944
Salesforce, Inc. *	319,975	64,260,579
Samsara, Inc., Class A *	50,229	1,158,783
ServiceNow, Inc. *	67,017	38,993,841
Smartsheet, Inc., Class A *	44,429	1,756,723
Snowflake, Inc., Class A *	106,837	15,505,254
Splunk, Inc. *	50,209	7,388,756
SPS Commerce, Inc. *	12,367	1,982,925
Synopsys, Inc. *	49,987	23,465,897
Tenable Holdings, Inc. *	38,159	1,606,876
Teradata Corp. *	32,845	1,403,138
Twilio, Inc., Class A *	59,441	3,046,946
Tyler Technologies, Inc. *	13,842	5,161,682
UiPath, Inc., Class A *	132,494	2,057,632
Unity Software, Inc. *	79,311	2,012,120
VeriSign, Inc. *	29,426	5,875,195
VMware, Inc., Class A *	72,281	10,527,728
Workday, Inc., Class A *	67,430	14,275,605
Workiva, Inc., Class A *	15,581	1,356,949
Zoom Video Communications, Inc., Class A *	82,371	4,940,613
SECURITY	NUMBER OF SHARES	VALUE ($)
Zscaler, Inc. *	28,728	4,558,846
		1,573,629,695

Technology Hardware & Equipment 8.3%
Advanced Energy Industries, Inc.	12,551	1,095,200
Amphenol Corp., Class A	195,637	15,758,560
Apple, Inc.	4,827,940	824,467,314
Arista Networks, Inc. *	82,463	16,523,111
Arrow Electronics, Inc. *	18,094	2,052,040
Avnet, Inc.	30,117	1,395,321
Badger Meter, Inc.	9,639	1,335,483
CDW Corp.	43,903	8,798,161
Ciena Corp. *	49,018	2,068,560
Cisco Systems, Inc.	1,338,724	69,787,682
Cognex Corp.	55,685	2,004,103
Coherent Corp. *	42,891	1,269,574
Corning, Inc.	252,692	6,762,038
Dell Technologies, Inc., Class C	84,512	5,654,698
F5, Inc. *	19,564	2,965,707
Fabrinet *	11,889	1,842,795
Hewlett Packard Enterprise Co.	422,970	6,505,279
HP, Inc.	283,863	7,474,113
Insight Enterprises, Inc. *	9,901	1,418,813
IPG Photonics Corp. *	9,544	819,830
Jabil, Inc.	42,900	5,268,120
Juniper Networks, Inc.	106,046	2,854,758
Keysight Technologies, Inc. *	58,734	7,168,485
Littelfuse, Inc.	8,248	1,787,094
Motorola Solutions, Inc.	54,760	15,248,470
NetApp, Inc.	69,176	5,034,629
Novanta, Inc. *	11,729	1,548,932
Pure Storage, Inc., Class A *	95,540	3,230,207
Seagate Technology Holdings PLC	63,258	4,317,358
Super Micro Computer, Inc. *	14,964	3,583,429
TD SYNNEX Corp.	17,041	1,562,319
TE Connectivity Ltd.	103,162	12,157,642
Teledyne Technologies, Inc. *	15,371	5,757,823
Trimble, Inc. *	81,822	3,856,271
Ubiquiti, Inc.	1,380	167,601
Vontier Corp.	51,143	1,511,787
Western Digital Corp. *	104,367	4,190,335
Zebra Technologies Corp., Class A *	16,966	3,553,189
		1,062,796,831

Telecommunication Services 0.9%
AT&T, Inc.	2,348,566	36,167,916
GCI Liberty, Inc. *(c)	32,171	5,809
Iridium Communications, Inc.	41,371	1,532,795
Liberty Global PLC, Class C *	72,355	1,227,141
T-Mobile U.S., Inc. *	170,109	24,471,881
Verizon Communications, Inc.	1,381,097	48,517,938
		111,923,480

Transportation 1.7%
Alaska Air Group, Inc. *	42,500	1,344,275
American Airlines Group, Inc. *	215,056	2,397,874
Avis Budget Group, Inc. *	6,498	1,057,874
CH Robinson Worldwide, Inc.	38,234	3,128,688
CSX Corp.	660,138	19,705,119
Delta Air Lines, Inc.	212,280	6,633,750
Expeditors International of Washington, Inc.	48,546	5,303,651
FedEx Corp.	76,073	18,265,127
GXO Logistics, Inc. *	39,400	1,990,094
Hertz Global Holdings, Inc. *	44,500	375,135
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
JB Hunt Transport Services, Inc.	26,742	4,596,148
Joby Aviation, Inc. *	121,223	638,845
Kirby Corp. *	19,683	1,470,320
Knight-Swift Transportation Holdings, Inc.	53,305	2,606,082
Landstar System, Inc.	11,603	1,911,942
Lyft, Inc., Class A *	113,445	1,040,291
Norfolk Southern Corp.	74,515	14,216,717
Old Dominion Freight Line, Inc.	29,359	11,058,361
Ryder System, Inc.	14,964	1,459,589
Saia, Inc. *	8,786	3,149,693
Southwest Airlines Co.	194,508	4,323,913
Uber Technologies, Inc. *	671,331	29,055,206
U-Haul Holding Co. - Non Voting	32,657	1,541,737
Union Pacific Corp.	200,216	41,566,844
United Airlines Holdings, Inc. *	107,003	3,746,175
United Parcel Service, Inc., Class B	237,608	33,562,130
XPO, Inc. *	38,277	2,901,779
		219,047,359

Utilities 2.4%
AES Corp.	216,441	3,224,971
Alliant Energy Corp.	83,132	4,056,010
Ameren Corp.	85,802	6,496,069
American Electric Power Co., Inc.	169,955	12,838,401
American Water Works Co., Inc.	63,753	7,500,541
Atmos Energy Corp.	48,517	5,223,340
Avangrid, Inc.	23,070	689,101
CenterPoint Energy, Inc.	208,319	5,599,615
CMS Energy Corp.	96,313	5,233,648
Consolidated Edison, Inc.	112,984	9,918,865
Constellation Energy Corp.	105,304	11,890,928
Dominion Energy, Inc.	274,473	11,066,751
DTE Energy Co.	67,358	6,491,964
Duke Energy Corp.	253,190	22,506,059
Edison International	125,470	7,912,138
Entergy Corp.	69,083	6,603,644
Essential Utilities, Inc.	81,203	2,717,052
Evergy, Inc.	74,698	3,670,660
Eversource Energy	114,259	6,145,992
Exelon Corp.	328,286	12,783,457
FirstEnergy Corp.	168,791	6,008,960
IDACORP, Inc.	16,635	1,575,501
National Fuel Gas Co.	29,331	1,494,414
NextEra Energy, Inc.	664,824	38,759,239
NiSource, Inc.	136,452	3,433,132
NRG Energy, Inc.	75,942	3,218,422
OGE Energy Corp.	66,167	2,262,911
Ormat Technologies, Inc.	17,207	1,058,919
PG&E Corp. *	684,960	11,164,848
Pinnacle West Capital Corp.	37,505	2,782,121
Portland General Electric Co.	33,396	1,336,508
SECURITY	NUMBER OF SHARES	VALUE ($)
PPL Corp.	243,968	5,994,294
Public Service Enterprise Group, Inc.	164,882	10,164,975
Sempra	207,021	14,497,681
Southern Co.	358,263	24,111,100
Southwest Gas Holdings, Inc.	19,818	1,161,533
UGI Corp.	71,234	1,481,667
Vistra Corp.	115,754	3,787,471
WEC Energy Group, Inc.	103,411	8,416,621
Xcel Energy, Inc.	180,488	10,697,524
		305,977,047
Total Common Stocks (Cost $3,321,129,676)		12,735,094,969

SHORT-TERM INVESTMENTS 0.5% OF NET ASSETS

Money Market Funds 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (d)	58,430,139	58,430,139
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (d)(e)	5,516,720	5,516,720
		63,946,859
Total Short-Term Investments (Cost $63,946,859)		63,946,859
Total Investments in Securities (Cost $3,385,076,535)		12,799,041,828

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 12/15/23	353	74,346,213	(3,225,072)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $5,448,948.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(d)	The rate shown is the annualized 7-day yield.
(e)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust
Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2023:
SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DIVIDENDS RECEIVED
COMMON STOCKS 0.2% OF NET ASSETS

Financial Services 0.2%
Charles Schwab Corp.	$39,532,015	$388,538	($1,031,954 )	($270,143 )	($13,394,668 )	$25,223,788	484,700	$479,074
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$12,623,171,489	$—	$—	$12,623,171,489
Telecommunication Services	111,917,671	—	5,809	111,923,480
Short-Term Investments[1]	63,946,859	—	—	63,946,859
Liabilities
Futures Contracts[2]	(3,225,072)	—	—	(3,225,072)
Total	$12,795,810,947	$—	$5,809	$12,795,816,756

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $4,378,393)		$25,223,788
Investments in securities, at value - unaffiliated (cost $3,380,698,142) including securities on loan of $5,448,948		12,773,818,040
Deposit with broker for futures contracts		5,275,200
Receivables:
Dividends		9,268,500
Fund shares sold		7,778,223
Variation margin on future contracts		458,734
Income from securities on loan	+	22,118
Total assets		12,821,844,603

Liabilities
Collateral held for securities on loan		5,516,720
Payables:
Fund shares redeemed		4,758,657
Investment adviser fees		536,669
Investments bought	+	433,840
Total liabilities		11,245,886
Net assets		$12,810,598,717

Net Assets by Source
Capital received from investors		$3,342,848,713
Total distributable earnings	+	9,467,750,004
Net assets		$12,810,598,717

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$12,810,598,717		141,610,007		$90.46

See financial notes

Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $54,987)		$204,909,348
Dividends received from securities - affiliated		479,074
Interest received from securities - unaffiliated		178,005
Securities on loan, net	+	1,258,499
Total investment income		206,824,926

Expenses
Investment adviser fees		6,377,808
Total expenses	–	6,377,808
Net investment income		200,447,118

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(270,143)
Net realized losses on sales of securities - unaffiliated		(24,420,379)
Net realized gains on sales of in-kind redemptions - unaffiliated		54,811,504
Net realized gains on futures contracts	+	5,135,518
Net realized gains		35,256,500
Net change in unrealized appreciation (depreciation) on securities - affiliated		(13,394,668)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		886,325,180
Net change in unrealized appreciation (depreciation) on futures contracts	+	(4,973,645)
Net change in unrealized appreciation (depreciation)	+	867,956,867
Net realized and unrealized gains		903,213,367
Increase in net assets resulting from operations		$1,103,660,485
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab 1000 Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$200,447,118	$181,344,830
Net realized gains		35,256,500	24,600,426
Net change in unrealized appreciation (depreciation)	+	867,956,867	(2,588,642,760)
Increase (decrease) in net assets resulting from operations		$1,103,660,485	($2,382,697,504 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($187,210,509 )	($249,966,849 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		10,449,076	$932,613,677	15,172,044	$1,385,599,712
Shares reinvested		1,790,033	150,434,406	1,982,815	202,881,568
Shares redeemed	+	(12,095,922)	(1,077,003,486)	(14,187,727)	(1,289,927,639)
Net transactions in fund shares		143,187	$6,044,597	2,967,132	$298,553,641

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		141,466,820	$11,888,104,144	138,499,688	$14,222,214,856
Total increase (decrease)	+	143,187	922,494,573	2,967,132	(2,334,110,712)
End of period		141,610,007	$12,810,598,717	141,466,820	$11,888,104,144
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$29.87	$39.97	$27.18	$28.84	$30.48
Income (loss) from investment operations:
Net investment income (loss)[1]	0.47	0.40	0.37	0.35	0.40
Net realized and unrealized gains (losses)	(2.98)	(7.31)	13.29	(0.23)	0.54
Total from investment operations	(2.51)	(6.91)	13.66	0.12	0.94
Less distributions:
Distributions from net investment income	(0.37)	(0.42)	(0.38)	(0.42)	(0.40)
Distributions from net realized gains	—	(2.77)	(0.49)	(1.36)	(2.18)
Total distributions	(0.37)	(3.19)	(0.87)	(1.78)	(2.58)
Net asset value at end of period	$26.99	$29.87	$39.97	$27.18	$28.84
Total return	(8.47%)	(18.53%)	50.82%	0.00%	4.95%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04%	0.04%[2]	0.04%	0.04%	0.04%[3]
Net investment income (loss)	1.60%	1.25%	0.98%	1.31%	1.43%
Portfolio turnover rate	10%[4]	16%[4]	19%[4]	21%	14%
Net assets, end of period (x 1,000,000)	$4,881	$5,372	$6,587	$3,988	$4,187

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Effective December 20, 2018, the annual operating expense ratio was reduced to 0.04%. The ratio presented for period ended October 31, 2019 is a blended ratio.
[4]	Portfolio turnover rate excludes in-kind transactions.
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.5% OF NET ASSETS

Automobiles & Components 1.5%
Adient PLC *	222,436	7,493,869
American Axle & Manufacturing Holdings, Inc. *	266,730	1,800,428
Atmus Filtration Technologies, Inc. *(a)	38,038	713,593
Cooper-Standard Holdings, Inc. *	38,648	480,008
Dana, Inc.	303,403	3,483,066
Dorman Products, Inc. *	61,307	3,812,069
Fisker, Inc. *(a)	457,200	2,057,400
Fox Factory Holding Corp. *	99,313	8,091,030
Gentherm, Inc. *	77,209	3,105,346
Goodyear Tire & Rubber Co. *	655,507	7,800,533
Holley, Inc. *	122,088	518,874
LCI Industries	57,549	6,243,491
Livewire Group, Inc., Class A *	25,196	270,101
Luminar Technologies, Inc., Class A *(a)	631,016	2,000,321
Modine Manufacturing Co. *	119,789	4,731,666
Patrick Industries, Inc.	49,795	3,742,094
Solid Power, Inc. *(a)	354,285	467,656
Standard Motor Products, Inc.	49,609	1,732,842
Stoneridge, Inc. *	61,766	1,004,933
Visteon Corp. *	65,468	7,537,331
Winnebago Industries, Inc.	68,102	3,946,511
Workhorse Group, Inc. *	421,617	175,856
XPEL, Inc. *	52,855	2,447,187
		73,656,205

Banks 8.8%
1st Source Corp.	38,939	1,776,397
ACNB Corp.	19,860	683,383
Amalgamated Financial Corp.	41,966	765,460
Amerant Bancorp, Inc.	59,902	1,092,013
American National Bankshares, Inc.	24,195	923,281
Ameris Bancorp	153,750	5,734,875
Ames National Corp.	19,703	333,375
Arrow Financial Corp.	33,709	718,339
Associated Banc-Corp.	352,595	5,715,565
Atlantic Union Bankshares Corp.	174,862	5,037,774
Axos Financial, Inc. *	132,364	4,769,075
Banc of California, Inc.	126,229	1,415,027
BancFirst Corp.	51,316	4,162,241
Bancorp, Inc. *	123,394	4,398,996
Bank First Corp.	21,844	1,725,021
Bank of Hawaii Corp. (a)	91,321	4,510,344
Bank of Marin Bancorp	37,397	628,270
Bank of NT Butterfield & Son Ltd.	116,301	2,937,763
Bank7 Corp.	8,538	178,786
BankUnited, Inc.	173,506	3,784,166
Bankwell Financial Group, Inc.	13,580	332,303
Banner Corp.	79,928	3,373,761
Bar Harbor Bankshares	35,173	880,028
BayCom Corp.	26,848	531,590
BCB Bancorp, Inc.	35,520	365,146
Berkshire Hills Bancorp, Inc.	102,926	2,018,379
SECURITY	NUMBER OF SHARES	VALUE ($)
Blue Foundry Bancorp *	53,523	404,099
Blue Ridge Bankshares, Inc.	40,458	127,443
Bridgewater Bancshares, Inc. *	46,748	450,183
Brookline Bancorp, Inc.	204,316	1,663,132
Burke & Herbert Financial Services Corp.	15,257	682,446
Business First Bancshares, Inc.	56,231	1,098,754
Byline Bancorp, Inc.	57,529	1,091,325
C&F Financial Corp.	7,510	395,477
Cadence Bank	424,263	8,985,890
Cambridge Bancorp	17,579	944,168
Camden National Corp.	33,158	966,887
Capital Bancorp, Inc.	22,071	451,131
Capital City Bank Group, Inc.	30,711	877,413
Capitol Federal Financial, Inc.	299,541	1,557,613
Capstar Financial Holdings, Inc.	44,839	680,656
Carter Bankshares, Inc. *	54,016	608,220
Cathay General Bancorp	161,972	5,492,471
Central Pacific Financial Corp.	61,763	974,620
Central Valley Community Bancorp	22,845	360,266
Chemung Financial Corp.	8,015	330,859
ChoiceOne Financial Services, Inc.	15,973	301,411
Citizens & Northern Corp.	34,639	626,966
Citizens Financial Services, Inc.	8,765	433,429
City Holding Co.	34,608	3,141,714
Civista Bancshares, Inc.	36,983	539,212
CNB Financial Corp.	48,199	876,258
Coastal Financial Corp. *	25,147	934,714
Codorus Valley Bancorp, Inc.	21,960	430,855
Colony Bankcorp, Inc.	37,758	375,692
Columbia Financial, Inc. *	68,823	1,108,050
Community Bank System, Inc.	123,814	4,946,369
Community Trust Bancorp, Inc.	35,986	1,351,634
ConnectOne Bancorp, Inc.	85,762	1,397,063
CrossFirst Bankshares, Inc. *	103,580	1,095,876
Customers Bancorp, Inc. *	66,732	2,683,294
CVB Financial Corp.	309,769	4,838,592
Dime Community Bancshares, Inc.	80,900	1,487,751
Eagle Bancorp, Inc.	68,033	1,325,283
Eastern Bankshares, Inc.	361,027	3,974,907
Enterprise Bancorp, Inc.	22,352	588,081
Enterprise Financial Services Corp.	84,145	2,925,722
Equity Bancshares, Inc., Class A	33,905	820,501
Esquire Financial Holdings, Inc.	16,277	745,487
ESSA Bancorp, Inc.	19,870	330,835
Evans Bancorp, Inc.	11,987	296,319
Farmers & Merchants Bancorp, Inc.	29,405	512,235
Farmers National Banc Corp.	85,667	967,180
FB Financial Corp.	82,636	2,427,019
Fidelity D&D Bancorp, Inc.	10,660	477,568
Financial Institutions, Inc.	36,295	574,913
First BanCorp	412,011	5,500,347
First Bancorp, Inc.	22,376	524,270
First Bancorp/Southern Pines NC	92,541	2,685,540
First Bancshares, Inc.	70,997	1,719,547
First Bank	49,473	547,171
First Busey Corp.	120,995	2,402,961
First Business Financial Services, Inc.	17,970	551,679
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
First Commonwealth Financial Corp.	237,675	2,894,881
First Community Bankshares, Inc.	40,878	1,334,667
First Community Corp.	16,859	298,404
First Financial Bancorp	219,398	4,058,863
First Financial Bankshares, Inc.	303,819	7,306,847
First Financial Corp.	27,612	950,129
First Foundation, Inc.	117,153	531,875
First Interstate BancSystem, Inc., Class A	192,339	4,437,261
First Merchants Corp.	137,869	3,765,202
First Mid Bancshares, Inc.	44,440	1,214,101
First of Long Island Corp.	48,755	523,629
First Western Financial, Inc. *	19,610	262,186
Five Star Bancorp	29,213	568,777
Flushing Financial Corp.	66,458	820,092
FS Bancorp, Inc.	15,155	437,525
Fulton Financial Corp.	378,793	4,920,521
FVCBankcorp, Inc. *	38,926	425,072
German American Bancorp, Inc.	65,635	1,793,805
Glacier Bancorp, Inc.	259,935	7,847,438
Great Southern Bancorp, Inc.	21,005	1,044,369
Greene County Bancorp, Inc.	16,070	380,859
Guaranty Bancshares, Inc.	19,319	551,171
Hancock Whitney Corp.	202,364	6,967,393
Hanmi Financial Corp.	70,691	1,037,744
HarborOne Bancorp, Inc.	98,418	968,433
HBT Financial, Inc.	32,117	578,106
Heartland Financial USA, Inc.	98,225	2,691,365
Heritage Commerce Corp.	137,423	1,124,120
Heritage Financial Corp.	80,344	1,307,197
Hilltop Holdings, Inc.	108,287	2,990,887
Hingham Institution For Savings	3,403	505,618
Home Bancorp, Inc.	16,575	568,025
Home BancShares, Inc.	444,135	9,082,561
HomeStreet, Inc.	41,302	199,489
HomeTrust Bancshares, Inc.	36,711	756,614
Hope Bancorp, Inc.	268,978	2,356,247
Horizon Bancorp, Inc.	100,236	951,240
Independent Bank Corp.	102,884	5,020,739
Independent Bank Corp.	47,525	948,124
Independent Bank Group, Inc.	84,525	2,987,959
International Bancshares Corp.	124,827	5,471,167
John Marshall Bancorp, Inc.	28,487	523,591
Kearny Financial Corp.	133,065	923,471
Lakeland Bancorp, Inc.	145,953	1,646,350
Lakeland Financial Corp.	57,699	2,841,676
LCNB Corp.	24,178	338,250
Live Oak Bancshares, Inc.	78,504	2,264,840
Luther Burbank Corp.	26,543	216,060
Macatawa Bank Corp.	63,157	576,623
MainStreet Bancshares, Inc.	15,928	307,092
Mercantile Bank Corp.	36,487	1,201,882
Metrocity Bankshares, Inc.	43,141	864,546
Metropolitan Bank Holding Corp. *	24,654	799,036
Mid Penn Bancorp, Inc.	32,531	620,041
Middlefield Banc Corp.	17,969	458,209
Midland States Bancorp, Inc.	49,530	1,080,745
MidWestOne Financial Group, Inc.	33,833	673,953
MVB Financial Corp.	25,950	509,917
National Bank Holdings Corp., Class A	85,712	2,672,500
National Bankshares, Inc. (a)	13,212	310,482
NBT Bancorp, Inc.	106,554	3,566,362
Nicolet Bankshares, Inc.	30,024	2,186,348
Northeast Bank	15,251	728,083
Northeast Community Bancorp, Inc.	30,612	466,527
Northfield Bancorp, Inc.	96,471	829,651
Northrim BanCorp, Inc.	13,248	552,574
Northwest Bancshares, Inc.	295,634	3,080,506
SECURITY	NUMBER OF SHARES	VALUE ($)
Norwood Financial Corp.	16,877	432,220
Oak Valley Bancorp	15,395	384,105
OceanFirst Financial Corp.	136,197	1,724,254
OFG Bancorp	108,178	3,204,232
Old National Bancorp	682,163	9,345,633
Old Second Bancorp, Inc.	100,536	1,363,268
Orange County Bancorp, Inc.	11,677	514,956
Origin Bancorp, Inc.	68,140	2,016,263
Orrstown Financial Services, Inc.	24,627	519,876
Pacific Premier Bancorp, Inc.	220,902	4,197,138
PacWest Bancorp (a)	274,976	1,946,830
Park National Corp.	33,270	3,373,245
Parke Bancorp, Inc.	23,991	404,008
Pathward Financial, Inc.	62,391	2,825,688
PCB Bancorp	24,946	383,669
Peapack-Gladstone Financial Corp.	39,605	925,569
Penns Woods Bancorp, Inc.	15,676	330,450
Peoples Bancorp, Inc.	78,997	2,178,737
Peoples Financial Services Corp.	15,956	625,635
Pioneer Bancorp, Inc. *	26,534	217,579
Plumas Bancorp	12,503	426,977
Ponce Financial Group, Inc. *	46,752	363,731
Preferred Bank	31,327	1,866,149
Premier Financial Corp.	81,858	1,420,236
Primis Financial Corp.	46,338	433,724
Princeton Bancorp, Inc.	11,623	348,690
Provident Financial Services, Inc.	170,635	2,397,422
QCR Holdings, Inc.	38,345	1,819,470
RBB Bancorp	40,328	466,595
Red River Bancshares, Inc.	11,017	512,070
Renasant Corp.	128,027	3,122,579
Republic Bancorp, Inc., Class A	20,250	894,847
S&T Bancorp, Inc.	90,522	2,331,847
Sandy Spring Bancorp, Inc.	102,223	2,090,460
Seacoast Banking Corp. of Florida	196,268	3,966,576
ServisFirst Bancshares, Inc.	118,608	5,593,553
Shore Bancshares, Inc.	70,493	723,258
Sierra Bancorp	31,634	556,758
Simmons First National Corp., Class A	293,955	4,177,101
SmartFinancial, Inc.	37,412	780,040
South Plains Financial, Inc.	28,427	762,412
Southern First Bancshares, Inc. *	17,543	473,661
Southern Missouri Bancorp, Inc.	20,211	817,535
Southern States Bancshares, Inc.	17,156	398,362
Southside Bancshares, Inc.	68,791	1,836,720
SouthState Corp.	177,257	11,716,688
Stellar Bancorp, Inc.	113,393	2,465,164
Sterling Bancorp, Inc. *	52,754	292,257
Stock Yards Bancorp, Inc.	63,133	2,469,132
Summit Financial Group, Inc.	25,570	549,755
Texas Capital Bancshares, Inc. *	111,607	6,145,081
Third Coast Bancshares, Inc. *	30,195	468,324
Timberland Bancorp, Inc.	17,272	486,898
Tompkins Financial Corp.	32,471	1,626,148
Towne Bank	163,681	3,918,523
TriCo Bancshares	72,346	2,340,393
Triumph Financial, Inc.	51,568	3,210,108
TrustCo Bank Corp.	43,114	1,100,700
Trustmark Corp.	141,265	2,840,839
UMB Financial Corp.	103,103	6,466,620
United Bankshares, Inc.	304,674	8,664,929
United Community Banks, Inc.	269,131	5,945,104
Unity Bancorp, Inc.	16,909	406,831
Univest Financial Corp.	67,205	1,119,635
USCB Financial Holdings, Inc. *	24,056	258,361
Valley National Bancorp	1,005,083	7,819,546
Veritex Holdings, Inc.	122,323	2,106,402
Virginia National Bankshares Corp. (a)	10,808	332,130
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
WaFd, Inc.	152,680	3,768,142
Washington Trust Bancorp, Inc.	39,704	920,736
WesBanco, Inc.	133,842	3,264,406
West BanCorp, Inc.	38,597	634,149
Westamerica BanCorp	60,299	2,848,525
WSFS Financial Corp.	142,384	5,040,394
		431,240,921

Capital Goods 11.4%
374Water, Inc. *(a)	135,387	232,866
3D Systems Corp. *	300,083	1,119,310
AAON, Inc.	157,719	8,592,531
AAR Corp. *	80,297	4,766,430
AeroVironment, Inc. *	60,670	6,956,422
AerSale Corp. *	60,368	923,027
Alamo Group, Inc.	23,525	3,771,058
Albany International Corp., Class A	72,867	5,946,676
Allient, Inc.	29,872	824,467
Alta Equipment Group, Inc.	53,314	489,956
Ameresco, Inc., Class A *	74,918	1,959,106
American Woodmark Corp. *	38,163	2,565,698
Amprius Technologies, Inc. *(a)	12,291	35,767
API Group Corp. *	487,001	12,598,716
Apogee Enterprises, Inc.	51,441	2,207,848
Applied Industrial Technologies, Inc.	89,844	13,791,952
Archer Aviation, Inc., Class A *(a)	353,818	1,680,636
Arcosa, Inc.	112,939	7,800,697
Argan, Inc.	29,379	1,343,795
Array Technologies, Inc. *	352,700	6,112,291
Astec Industries, Inc.	52,868	2,116,835
Astronics Corp. *	60,294	924,307
Atkore, Inc. *	89,983	11,183,087
AZZ, Inc.	57,692	2,727,101
Babcock & Wilcox Enterprises, Inc. *	140,086	368,426
Barnes Group, Inc.	114,159	2,373,366
Beacon Roofing Supply, Inc. *	125,598	8,938,810
Blink Charging Co. *(a)	125,706	299,180
Bloom Energy Corp., Class A *	448,978	4,669,371
Blue Bird Corp. *	41,525	756,170
BlueLinx Holdings, Inc. *	20,531	1,459,959
Boise Cascade Co.	92,467	8,668,781
Bowman Consulting Group Ltd., Class A *	24,162	641,984
Brookfield Business Corp., Class A	60,870	865,571
Cadre Holdings, Inc.	45,424	1,274,143
Chart Industries, Inc. *	100,068	11,630,904
Columbus McKinnon Corp.	65,631	2,006,340
Comfort Systems USA, Inc.	82,412	14,986,622
Commercial Vehicle Group, Inc. *	73,434	511,835
Concrete Pumping Holdings, Inc. *	59,286	416,781
Construction Partners, Inc., Class A *	93,271	3,586,270
CSW Industrials, Inc.	35,935	6,369,838
Custom Truck One Source, Inc. *	132,151	762,511
Desktop Metal, Inc., Class A *(a)	650,004	563,163
Distribution Solutions Group, Inc. *	20,714	624,527
Douglas Dynamics, Inc.	52,145	1,266,081
Dragonfly Energy Holdings Corp. *(a)	64,702	53,321
Ducommun, Inc. *	30,265	1,447,878
DXP Enterprises, Inc. *	32,551	1,061,163
Dycom Industries, Inc. *	66,764	5,686,958
Encore Wire Corp.	37,209	6,654,085
Energy Recovery, Inc. *	129,298	1,965,330
Energy Vault Holdings, Inc. *(a)	224,131	450,503
Enerpac Tool Group Corp., Class A	130,962	3,706,225
EnerSys	96,057	8,220,558
Eneti, Inc.	58,990	598,749
Enovix Corp. *(a)	319,122	2,843,377
SECURITY	NUMBER OF SHARES	VALUE ($)
EnPro Industries, Inc.	48,778	5,417,285
Eos Energy Enterprises, Inc. *(a)	244,036	429,503
ESCO Technologies, Inc.	59,703	5,804,326
ESS Tech, Inc. *(a)	225,253	270,304
Eve Holding, Inc. *	41,374	310,305
EVI Industries, Inc.	11,811	303,897
Federal Signal Corp.	139,520	8,097,741
Fluence Energy, Inc. *	91,977	1,593,042
Fluor Corp. *	332,029	11,053,245
Franklin Electric Co., Inc.	107,530	9,325,002
FTAI Aviation Ltd.	231,735	8,715,553
FTC Solar, Inc. *	145,416	155,595
FuelCell Energy, Inc. *(a)	943,818	1,028,762
GATX Corp.	82,671	8,645,733
Gencor Industries, Inc. *	24,095	342,149
Gibraltar Industries, Inc. *	71,217	4,334,267
Global Industrial Co.	30,837	985,242
GMS, Inc. *	95,516	5,585,776
Gorman-Rupp Co.	53,762	1,588,667
GrafTech International Ltd.	453,900	1,565,955
Granite Construction, Inc.	102,678	4,156,405
Great Lakes Dredge & Dock Corp. *	152,054	1,155,610
Greenbrier Cos., Inc.	71,032	2,456,997
Griffon Corp.	102,296	4,085,702
H&E Equipment Services, Inc.	74,585	3,037,101
Helios Technologies, Inc.	76,308	3,946,650
Herc Holdings, Inc.	65,850	7,032,122
Hillenbrand, Inc.	161,136	6,128,002
Hillman Solutions Corp. *	453,801	2,976,935
Hudson Technologies, Inc. *	102,311	1,317,766
Hyliion Holdings Corp. *	337,387	201,184
Hyster-Yale Materials Handling, Inc.	25,126	1,005,291
IES Holdings, Inc. *	19,063	1,186,290
INNOVATE Corp. *	125,932	153,637
Insteel Industries, Inc.	43,403	1,211,378
Janus International Group, Inc. *	198,215	1,855,292
JELD-WEN Holding, Inc. *	197,797	2,241,040
John Bean Technologies Corp.	74,194	7,717,660
Kadant, Inc.	27,261	5,997,420
Kaman Corp.	65,060	1,210,767
Karat Packaging, Inc.	12,968	267,530
Kennametal, Inc.	187,537	4,333,980
Kratos Defense & Security Solutions, Inc. *	291,577	4,971,388
Leonardo DRS, Inc. *	117,705	2,244,634
Limbach Holdings, Inc. *	21,046	627,171
Lindsay Corp.	25,674	3,207,196
LSI Industries, Inc.	61,422	913,959
Luxfer Holdings PLC	62,745	518,901
Manitowoc Co., Inc. *	80,608	1,031,782
Masonite International Corp. *	51,723	4,093,358
Masterbrand, Inc. *	302,820	3,364,330
Mayville Engineering Co., Inc. *	25,250	305,273
McGrath RentCorp	57,377	5,772,126
Microvast Holdings, Inc. *	240,268	295,530
Miller Industries, Inc.	25,846	940,019
Moog, Inc., Class A	66,064	7,666,727
MRC Global, Inc. *	195,996	2,059,918
Mueller Industries, Inc.	260,973	9,841,292
Mueller Water Products, Inc., Class A	360,844	4,463,640
MYR Group, Inc. *	38,269	4,432,698
National Presto Industries, Inc.	12,159	908,885
NEXTracker, Inc., Class A *	115,739	4,023,088
Nikola Corp. *(a)	1,459,384	1,576,135
Northwest Pipe Co. *	23,373	637,148
NOW, Inc. *	247,799	2,730,745
NuScale Power Corp. *(a)	126,882	428,861
Omega Flex, Inc.	7,478	546,417
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Park Aerospace Corp.	43,058	632,091
Park-Ohio Holdings Corp.	19,192	435,275
PGT Innovations, Inc. *	131,628	3,940,942
Powell Industries, Inc.	21,240	1,628,046
Preformed Line Products Co.	5,778	782,052
Primoris Services Corp.	123,138	3,701,528
Proto Labs, Inc. *	61,824	1,459,665
Quanex Building Products Corp.	77,057	2,068,980
Redwire Corp. *(a)	17,938	48,074
Resideo Technologies, Inc. *	340,257	4,926,921
REV Group, Inc.	74,022	1,054,073
Rocket Lab USA, Inc. *	646,746	2,735,736
Rush Enterprises, Inc., Class A	145,113	5,163,121
Rush Enterprises, Inc., Class B	21,319	862,140
SES AI Corp. *(a)	285,413	516,598
Shoals Technologies Group, Inc., Class A *	399,501	6,136,335
Shyft Group, Inc.	79,483	872,723
Simpson Manufacturing Co., Inc.	99,929	13,308,544
SKYX Platforms Corp. *	147,033	233,782
Southland Holdings, Inc. *(a)	12,894	81,232
SPX Technologies, Inc. *	102,769	8,233,852
Standex International Corp.	27,516	3,950,472
Stem, Inc. *(a)	328,779	1,111,273
Sterling Infrastructure, Inc. *	69,791	5,084,274
SunPower Corp. *(a)	201,271	859,427
Tennant Co.	43,275	3,211,871
Terex Corp.	156,435	7,164,723
Terran Orbital Corp. *(a)	194,774	155,605
Textainer Group Holdings Ltd.	97,908	4,809,241
Thermon Group Holdings, Inc. *	78,025	2,082,487
Titan International, Inc. *	121,187	1,376,684
Titan Machinery, Inc. *	47,688	1,184,570
TPI Composites, Inc. *(a)	96,647	223,255
Transcat, Inc. *	17,085	1,537,992
Trinity Industries, Inc.	189,118	3,939,328
Triumph Group, Inc. *	148,686	1,109,198
Tutor Perini Corp. *	100,464	724,345
UFP Industries, Inc.	139,831	13,307,716
V2X, Inc. *	26,672	1,362,139
Velo3D, Inc. *(a)	203,467	268,576
Veritiv Corp.	30,505	5,167,852
Vicor Corp. *	51,445	1,992,979
Virgin Galactic Holdings, Inc. *(a)	597,625	884,485
Wabash National Corp.	110,374	2,283,638
Watts Water Technologies, Inc., Class A	63,681	11,017,450
Willis Lease Finance Corp. *	7,276	325,092
Xometry, Inc., Class A *	78,404	1,140,778
Zurn Elkay Water Solutions Corp.	344,493	9,115,285
		557,440,133

Commercial & Professional Services 4.2%
ABM Industries, Inc.	154,195	6,066,031
ACCO Brands Corp.	214,469	1,085,213
ACV Auctions, Inc., Class A *	295,901	3,944,360
Alight, Inc., Class A *	925,324	6,144,151
Aris Water Solutions, Inc., Class A	68,341	570,647
ASGN, Inc. *	112,235	9,367,133
Asure Software, Inc. *	43,262	365,997
Barrett Business Services, Inc.	15,489	1,416,624
Blacksky Technology, Inc. *(a)	286,430	340,852
BrightView Holdings, Inc. *	97,763	658,923
Brink's Co.	107,495	7,187,116
Casella Waste Systems, Inc., Class A *	131,439	9,917,073
CBIZ, Inc. *	111,795	5,808,868
CECO Environmental Corp. *	69,503	1,124,559
Cimpress PLC *	41,431	2,472,188
SECURITY	NUMBER OF SHARES	VALUE ($)
CompX International, Inc.	4,778	89,922
Conduent, Inc. *	398,492	1,271,189
CoreCivic, Inc. *	264,017	3,353,016
CRA International, Inc.	15,957	1,549,584
CSG Systems International, Inc.	73,447	3,441,726
Deluxe Corp.	100,561	1,714,565
Ennis, Inc.	59,108	1,262,547
Enviri Corp. *	182,247	1,046,098
ExlService Holdings, Inc. *	376,407	9,827,987
Exponent, Inc.	117,900	8,640,891
First Advantage Corp.	128,050	1,665,930
FiscalNote Holdings, Inc. *(a)	142,336	189,307
Forrester Research, Inc. *	27,766	644,171
Franklin Covey Co. *	26,854	1,058,316
GEO Group, Inc. *	281,070	2,456,552
Healthcare Services Group, Inc.	173,822	1,651,309
Heidrick & Struggles International, Inc.	45,950	1,118,423
HireQuest, Inc.	12,249	186,675
HireRight Holdings Corp. *	34,037	313,481
HNI Corp.	107,751	3,737,882
Huron Consulting Group, Inc. *	44,327	4,404,331
IBEX Holdings Ltd. *	25,006	408,098
ICF International, Inc.	43,588	5,523,907
Innodata, Inc. *	60,590	454,425
Insperity, Inc.	84,854	8,980,947
Interface, Inc., Class A	132,902	1,181,499
Kelly Services, Inc., Class A	73,814	1,317,580
Kforce, Inc.	44,994	2,746,434
Korn Ferry	121,533	5,532,182
LanzaTech Global, Inc. *(a)	47,134	165,912
Legalzoom.com, Inc. *	241,793	2,410,676
Li-Cycle Holdings Corp. *(a)	318,432	426,699
Liquidity Services, Inc. *	54,236	1,045,128
Matthews International Corp., Class A	68,968	2,444,226
Maximus, Inc.	141,607	10,580,875
MillerKnoll, Inc.	177,096	4,161,756
Mistras Group, Inc. *	47,603	260,388
Montrose Environmental Group, Inc. *	64,991	1,502,592
NL Industries, Inc.	18,784	93,544
NV5 Global, Inc. *	32,074	3,026,182
OPENLANE, Inc. *	251,914	3,383,205
Parsons Corp. *	96,069	5,432,702
Performant Financial Corp. *	153,846	358,461
Pitney Bowes, Inc.	406,210	1,312,058
Planet Labs PBC *	388,266	838,655
Quad/Graphics, Inc. *	71,062	347,493
Resources Connection, Inc.	75,842	1,021,592
Skillsoft Corp. *	10,299	193,621
SP Plus Corp. *	45,680	2,308,210
Steelcase, Inc., Class A	216,266	2,359,462
Sterling Check Corp. *	72,439	809,868
TriNet Group, Inc. *	87,672	9,008,298
TrueBlue, Inc. *	70,434	779,704
TTEC Holdings, Inc.	44,925	924,556
UniFirst Corp.	34,854	5,731,043
Upwork, Inc. *	289,173	3,021,858
Verra Mobility Corp., Class A *	324,984	6,424,934
Viad Corp. *	47,581	1,152,888
VSE Corp.	29,537	1,589,091
Willdan Group, Inc. *	27,961	493,232
		205,847,618

Consumer Discretionary Distribution & Retail 2.6%
1-800-Flowers.com, Inc., Class A *	59,538	447,130
Aaron's Co., Inc.	70,517	522,531
Abercrombie & Fitch Co., Class A *	113,637	6,911,402
Academy Sports & Outdoors, Inc.	173,832	7,794,627
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
American Eagle Outfitters, Inc.	425,371	7,431,231
America's Car-Mart, Inc. *	13,927	932,830
Arko Corp.	190,526	1,438,471
Asbury Automotive Group, Inc. *	48,206	9,225,182
BARK, Inc. *	308,341	329,925
Big 5 Sporting Goods Corp. (a)	49,178	347,197
Big Lots, Inc.	65,069	296,715
Boot Barn Holdings, Inc. *	69,123	4,804,048
Buckle, Inc.	71,113	2,401,486
Build-A-Bear Workshop, Inc.	30,384	753,523
Caleres, Inc.	80,968	2,071,161
Camping World Holdings, Inc., Class A	97,376	1,631,048
CarParts.com, Inc. *	121,182	342,945
Carvana Co., Class A *	223,330	6,029,910
Cato Corp., Class A	39,806	283,817
Chico's FAS, Inc. *	281,793	2,107,812
Children's Place, Inc. *	28,118	769,590
ContextLogic, Inc., Class A *(a)	50,471	197,846
Designer Brands, Inc., Class A	115,824	1,170,981
Destination XL Group, Inc. *	133,281	554,449
Dillard's, Inc., Class A	8,100	2,514,645
Duluth Holdings, Inc., Class B *	31,550	158,696
Envela Corp. *	17,343	67,985
EVgo, Inc., Class A *(a)	235,755	486,834
Foot Locker, Inc.	191,224	4,013,792
Genesco, Inc. *	27,605	756,653
Group 1 Automotive, Inc.	32,420	8,180,539
GrowGeneration Corp. *	133,787	272,925
Guess?, Inc.	67,239	1,445,638
Haverty Furniture Cos., Inc.	34,412	896,433
Hibbett, Inc.	29,379	1,353,491
J Jill, Inc. *	10,402	298,017
Lands' End, Inc. *	34,061	213,903
Lazydays Holdings, Inc. *	52,161	329,136
Leslie's, Inc. *	413,101	2,040,719
MarineMax, Inc. *	49,419	1,353,092
Monro, Inc.	72,619	1,802,404
National Vision Holdings, Inc. *	181,497	2,820,463
ODP Corp. *	76,629	3,442,175
OneWater Marine, Inc., Class A *	27,455	621,307
Overstock.com, Inc. *	105,212	1,641,307
PetMed Express, Inc.	49,439	340,635
Qurate Retail, Inc., Class B *	3,032	24,377
Rent the Runway, Inc., Class A *	109,914	59,013
Revolve Group, Inc. *	94,887	1,304,696
Sally Beauty Holdings, Inc. *	250,115	2,125,977
Savers Value Village, Inc. *	59,838	895,775
Shoe Carnival, Inc.	42,195	965,422
Signet Jewelers Ltd.	103,857	7,252,334
Sleep Number Corp. *	49,793	810,132
Sonic Automotive, Inc., Class A	36,728	1,757,435
Sportsman's Warehouse Holdings, Inc. *	86,556	440,570
Stitch Fix, Inc., Class A *	201,134	659,720
ThredUp, Inc., Class A *	164,143	528,540
Tile Shop Holdings, Inc. *	71,038	389,999
Tilly's, Inc., Class A *	51,150	414,315
Torrid Holdings, Inc. *(a)	27,619	64,352
Upbound Group, Inc.	127,777	3,329,869
Urban Outfitters, Inc. *	148,561	5,143,182
Warby Parker, Inc., Class A *	197,263	2,560,474
Weyco Group, Inc.	13,968	403,955
Winmark Corp.	6,644	2,679,658
Zumiez, Inc. *	38,060	625,326
		126,281,767

SECURITY	NUMBER OF SHARES	VALUE ($)
Consumer Durables & Apparel 2.9%
Acushnet Holdings Corp.	72,859	3,712,895
Allbirds, Inc., Class A *	236,333	204,381
AMMO, Inc. *	205,203	597,141
Beazer Homes USA, Inc. *	68,162	1,648,839
Cavco Industries, Inc. *	20,366	5,081,521
Century Communities, Inc.	66,237	4,073,575
Clarus Corp.	66,909	387,403
Cricut, Inc., Class A (a)	110,371	941,465
Dream Finders Homes, Inc., Class A *	56,102	1,104,648
Escalade, Inc.	22,762	387,864
Ethan Allen Interiors, Inc.	52,832	1,387,368
Figs, Inc., Class A *	298,202	1,643,093
Fossil Group, Inc. *	110,605	172,544
Funko, Inc., Class A *	83,313	642,343
G-III Apparel Group Ltd. *	96,381	2,462,535
GoPro, Inc., Class A *	299,752	752,377
Green Brick Partners, Inc. *	60,758	2,351,335
Hanesbrands, Inc.	815,968	3,418,906
Helen of Troy Ltd. *	56,089	5,514,670
Hooker Furnishings Corp.	25,132	420,207
Hovnanian Enterprises, Inc., Class A *	11,024	765,947
Installed Building Products, Inc.	55,179	6,161,839
iRobot Corp. *	63,783	2,100,374
JAKKS Pacific, Inc. *	16,519	277,024
Johnson Outdoors, Inc., Class A	12,872	612,064
KB Home	168,721	7,457,468
Kontoor Brands, Inc.	130,853	6,078,122
Landsea Homes Corp. *	33,563	249,709
Latham Group, Inc. *	88,803	203,359
La-Z-Boy, Inc.	100,797	2,947,304
Legacy Housing Corp. *	23,975	443,777
LGI Homes, Inc. *	48,381	4,572,488
Lovesac Co. *	32,088	528,168
M/I Homes, Inc. *	62,714	5,146,938
Malibu Boats, Inc., Class A *	47,354	2,065,581
Marine Products Corp.	19,228	187,281
MasterCraft Boat Holdings, Inc. *	40,660	831,090
MDC Holdings, Inc.	136,828	5,192,623
Meritage Homes Corp.	84,800	9,668,896
Movado Group, Inc.	36,078	1,005,133
Oxford Industries, Inc.	34,725	2,930,790
Purple Innovation, Inc., Class A (a)	127,139	123,325
Rocky Brands, Inc.	15,946	195,817
Skyline Champion Corp. *	124,755	7,314,386
Smith & Wesson Brands, Inc.	105,783	1,558,184
Snap One Holdings Corp. *	44,848	335,911
Solo Brands, Inc., Class A *	50,191	193,235
Sonos, Inc. *	294,004	3,169,363
Steven Madden Ltd.	174,959	5,736,906
Sturm Ruger & Co., Inc.	40,753	2,255,679
Taylor Morrison Home Corp., Class A *	244,938	9,386,024
Topgolf Callaway Brands Corp. *	335,717	4,102,462
Traeger, Inc. *	81,565	214,516
Tri Pointe Homes, Inc. *	231,037	5,789,787
United Homes Group, Inc. *	14,068	94,256
Vera Bradley, Inc. *	59,937	438,739
Vista Outdoor, Inc. *	133,999	3,366,055
Vizio Holding Corp., Class A *	177,587	903,918
VOXX International Corp., Class A *	27,479	251,982
Wolverine World Wide, Inc.	181,825	1,463,691
		143,225,321

Consumer Services 3.5%
2U, Inc. *	182,090	386,031
Accel Entertainment, Inc., Class A *	124,866	1,229,930
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Adtalem Global Education, Inc. *	100,971	5,230,298
Bally's Corp. *	68,465	624,401
Biglari Holdings, Inc., Class B *	1,689	249,584
BJ's Restaurants, Inc. *	52,571	1,352,126
Bloomin' Brands, Inc.	203,775	4,756,108
Bluegreen Vacations Holding Corp., Class A	25,436	852,360
Bowlero Corp. *(a)	69,705	703,323
Brinker International, Inc. *	102,376	3,472,594
Carriage Services, Inc., Class A	30,656	662,170
Carrols Restaurant Group, Inc. *	88,329	507,892
Century Casinos, Inc. *	62,870	275,371
Cheesecake Factory, Inc.	113,193	3,516,907
Chegg, Inc. *	274,949	2,070,366
Chuy's Holdings, Inc. *	41,703	1,403,723
Coursera, Inc. *	303,041	5,254,731
Cracker Barrel Old Country Store, Inc.	51,445	3,413,890
Dave & Buster's Entertainment, Inc. *	84,131	2,939,537
Denny's Corp. *	126,245	1,088,232
Dine Brands Global, Inc.	36,555	1,801,796
Duolingo, Inc. *	66,793	9,755,118
El Pollo Loco Holdings, Inc. *	65,447	546,482
European Wax Center, Inc., Class A *	78,946	1,166,032
Everi Holdings, Inc. *	196,228	2,117,300
First Watch Restaurant Group, Inc. *	51,369	858,376
Frontdoor, Inc. *	191,565	5,541,975
Full House Resorts, Inc. *	75,097	281,614
Global Business Travel Group I *(a)	73,773	363,701
Golden Entertainment, Inc.	47,460	1,488,346
Graham Holdings Co., Class B	8,323	4,816,687
Hilton Grand Vacations, Inc. *	189,748	6,821,441
Inspired Entertainment, Inc. *	49,619	495,198
International Game Technology PLC	253,132	6,434,615
Jack in the Box, Inc.	47,804	3,020,257
Krispy Kreme, Inc.	203,458	2,630,712
Kura Sushi USA, Inc., Class A *	13,633	778,990
Laureate Education, Inc.	305,438	4,318,893
Life Time Group Holdings, Inc. *	105,026	1,241,407
Light & Wonder, Inc. *	212,611	15,543,990
Lincoln Educational Services Corp. *	57,320	490,086
Lindblad Expeditions Holdings, Inc. *	81,251	505,381
Monarch Casino & Resort, Inc.	31,458	1,893,457
Mondee Holdings, Inc., Class A *(a)	103,793	382,996
Nathan's Famous, Inc.	6,447	422,021
Nerdy, Inc. *	141,611	436,162
Noodles & Co., Class A *	91,768	195,466
ONE Group Hospitality, Inc. *	50,200	221,382
OneSpaWorld Holdings Ltd. *	195,003	2,043,631
Papa John's International, Inc.	76,636	4,982,873
Perdoceo Education Corp.	156,468	2,830,506
PlayAGS, Inc. *	84,442	602,916
Portillo's, Inc., Class A *	106,261	1,588,602
Potbelly Corp. *	59,667	525,070
RCI Hospitality Holdings, Inc.	20,220	1,102,192
Red Robin Gourmet Burgers, Inc. *	38,900	314,701
Red Rock Resorts, Inc., Class A	110,750	4,380,162
Rover Group, Inc., Class A *	216,552	1,396,760
Rush Street Interactive, Inc. *	144,195	514,776
Sabre Corp. *	773,094	2,705,829
SeaWorld Entertainment, Inc. *	84,512	3,640,777
Shake Shack, Inc., Class A *	88,027	4,933,033
Six Flags Entertainment Corp. *	168,753	3,358,185
Strategic Education, Inc.	52,750	4,341,853
Stride, Inc. *	98,732	5,428,285
Super Group SGHC Ltd. *	316,048	1,210,464
Sweetgreen, Inc., Class A *	224,531	2,319,405
Target Hospitality Corp. *	73,266	1,005,942
Udemy, Inc. *	200,437	1,789,902
SECURITY	NUMBER OF SHARES	VALUE ($)
Universal Technical Institute, Inc. *	74,931	654,148
WW International, Inc. *	127,364	995,986
Xponential Fitness, Inc., Class A *	57,138	815,359
		168,040,812

Consumer Staples Distribution & Retail 0.6%
Andersons, Inc.	74,660	3,742,706
Chefs' Warehouse, Inc. *	81,975	1,559,984
HF Foods Group, Inc. *	92,601	374,108
Ingles Markets, Inc., Class A	32,691	2,622,472
Natural Grocers by Vitamin Cottage, Inc.	21,758	273,498
PriceSmart, Inc.	60,218	3,763,023
SpartanNash Co.	80,434	1,808,961
Sprouts Farmers Market, Inc. *	241,152	10,133,207
United Natural Foods, Inc. *	136,527	1,990,564
Village Super Market, Inc., Class A	20,691	506,309
Weis Markets, Inc.	38,356	2,496,975
		29,271,807

Energy 8.6%
Amplify Energy Corp. *	82,931	576,370
Archrock, Inc.	324,008	4,105,181
Ardmore Shipping Corp.	95,178	1,264,916
Atlas Energy Solutions, Inc., Class A	38,496	701,012
Berry Corp.	178,093	1,487,077
Borr Drilling Ltd. *	510,711	3,130,658
Bristow Group, Inc. *	54,622	1,427,819
Cactus, Inc., Class A	150,604	7,069,352
California Resources Corp.	167,200	8,793,048
Callon Petroleum Co. *	142,604	5,326,259
Centrus Energy Corp., Class A *	28,553	1,515,308
ChampionX Corp.	463,263	14,268,500
Chord Energy Corp.	97,428	16,106,797
Civitas Resources, Inc.	161,194	12,158,863
Clean Energy Fuels Corp. *	391,421	1,366,059
CNX Resources Corp. *	370,662	8,050,779
Comstock Resources, Inc.	213,969	2,696,009
CONSOL Energy, Inc.	77,811	7,150,053
Core Laboratories, Inc.	109,099	2,336,901
Crescent Energy Co., Class A	89,371	1,088,539
CVR Energy, Inc.	69,166	2,265,187
Delek U.S. Holdings, Inc.	151,388	3,989,074
Denbury, Inc. *	118,575	10,540,132
DHT Holdings, Inc.	318,286	3,539,340
Diamond Offshore Drilling, Inc. *	236,235	2,931,676
DMC Global, Inc. *	45,749	866,944
Dorian LPG Ltd.	74,761	2,390,109
Dril-Quip, Inc. *	79,552	1,723,096
Earthstone Energy, Inc., Class A *	132,986	2,815,314
Empire Petroleum Corp. *	29,248	244,513
Encore Energy Corp. *	333,871	1,101,774
Energy Fuels, Inc. *(a)	365,161	2,924,940
Enviva, Inc.	71,575	259,102
Equitrans Midstream Corp.	1,016,888	9,019,797
Evolution Petroleum Corp.	72,903	468,766
Excelerate Energy, Inc., Class A	42,820	608,900
Expro Group Holdings NV *	205,631	3,238,688
FLEX LNG Ltd.	69,428	2,120,331
Forum Energy Technologies, Inc. *	22,424	488,170
Gevo, Inc. *	534,500	571,915
Golar LNG Ltd.	235,845	5,290,003
Granite Ridge Resources, Inc.	59,395	365,873
Green Plains, Inc. *	135,651	3,985,426
Gulfport Energy Corp. *	25,444	3,145,133
Hallador Energy Co. *	54,569	762,875
Helix Energy Solutions Group, Inc. *	333,995	3,273,151
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Helmerich & Payne, Inc.	226,684	8,969,886
HighPeak Energy, Inc.	27,792	492,196
International Seaways, Inc.	94,635	4,550,997
Kinetik Holdings, Inc., Class A	40,121	1,421,888
KLX Energy Services Holdings, Inc. *(a)	28,956	297,668
Kodiak Gas Services, Inc. *	35,513	610,468
Kosmos Energy Ltd. *	1,062,882	7,695,266
Liberty Energy, Inc., Class A	387,033	7,624,550
Magnolia Oil & Gas Corp., Class A	426,841	9,582,580
Mammoth Energy Services, Inc. *	53,242	215,630
Matador Resources Co.	263,793	16,273,390
Murphy Oil Corp.	346,001	15,525,065
Nabors Industries Ltd. *	21,333	2,082,954
NACCO Industries, Inc., Class A	9,708	335,411
Newpark Resources, Inc. *	172,650	1,194,738
NextDecade Corp. *	74,659	327,753
Noble Corp. PLC	257,674	12,030,799
Nordic American Tankers Ltd.	478,923	2,198,257
Northern Oil & Gas, Inc.	190,710	7,311,821
Oceaneering International, Inc. *	233,928	5,144,077
Oil States International, Inc. *	146,584	1,064,200
Overseas Shipholding Group, Inc., Class A *	146,275	715,285
Par Pacific Holdings, Inc. *	128,804	4,227,347
Patterson-UTI Energy, Inc.	823,168	10,454,234
PBF Energy, Inc., Class A	265,040	12,597,351
Peabody Energy Corp.	290,171	6,845,134
Permian Resources Corp., Class A	642,236	9,357,379
PrimeEnergy Resources Corp. *	1,690	180,695
ProFrac Holding Corp., Class A *	60,024	565,426
ProPetro Holding Corp. *	229,964	2,410,023
Ranger Energy Services, Inc.	35,430	411,342
REX American Resources Corp. *	35,946	1,366,307
Riley Exploration Permian, Inc.	20,223	640,058
Ring Energy, Inc. *	287,671	500,548
RPC, Inc.	197,793	1,645,638
SandRidge Energy, Inc.	74,639	1,183,028
Scorpio Tankers, Inc.	114,955	6,454,723
SEACOR Marine Holdings, Inc. *	56,785	787,040
Seadrill Ltd. *	117,625	4,648,540
Select Water Solutions, Inc.	187,683	1,396,362
SFL Corp. Ltd.	267,471	2,904,735
SilverBow Resources, Inc. *	40,702	1,387,938
Sitio Royalties Corp., Class A	187,952	4,646,170
SM Energy Co.	279,490	11,269,037
Solaris Oilfield Infrastructure, Inc., Class A	71,145	657,380
Talos Energy, Inc. *	255,575	3,961,413
Teekay Corp. *	155,973	1,096,490
Teekay Tankers Ltd., Class A	55,659	2,766,252
Tellurian, Inc. *(a)	1,231,293	849,592
TETRA Technologies, Inc. *	291,669	1,382,511
Tidewater, Inc. *	110,600	7,559,510
U.S. Silica Holdings, Inc. *	175,624	2,119,782
Uranium Energy Corp. *	857,369	5,101,346
VAALCO Energy, Inc.	252,649	1,129,341
Valaris Ltd. *	142,908	9,437,644
Verde Clean Fuels, Inc. *(a)	9,811	41,206
Vertex Energy, Inc. *	149,334	643,630
Vital Energy, Inc. *	39,503	1,976,730
Vitesse Energy, Inc.	58,146	1,377,479
W&T Offshore, Inc. *	231,053	958,870
Weatherford International PLC *	165,760	15,430,598
World Kinect Corp.	143,227	2,649,700
		420,233,137

SECURITY	NUMBER OF SHARES	VALUE ($)
Equity Real Estate Investment Trusts (REITs) 5.4%
Acadia Realty Trust	216,808	3,104,691
Alexander & Baldwin, Inc.	168,398	2,660,688
Alexander's, Inc.	5,047	948,786
Alpine Income Property Trust, Inc.	29,791	458,781
American Assets Trust, Inc.	113,880	2,021,370
Apartment Investment & Management Co., Class A *	345,131	2,022,468
Apple Hospitality REIT, Inc.	502,419	7,877,930
Armada Hoffler Properties, Inc.	157,917	1,572,853
Braemar Hotels & Resorts, Inc.	149,968	392,916
Brandywine Realty Trust	393,165	1,470,437
Broadstone Net Lease, Inc.	437,661	6,192,903
BRT Apartments Corp.	27,278	442,722
CareTrust REIT, Inc.	233,170	5,017,818
CBL & Associates Properties, Inc.	62,290	1,291,272
Centerspace	35,287	1,714,242
Chatham Lodging Trust	112,044	1,036,407
City Office REIT, Inc.	89,169	339,734
Clipper Realty, Inc.	24,413	115,962
Community Healthcare Trust, Inc.	59,773	1,713,692
COPT Defense Properties	262,525	5,985,570
CTO Realty Growth, Inc.	51,873	839,824
DiamondRock Hospitality Co.	490,255	3,789,671
Diversified Healthcare Trust	555,429	1,149,738
Douglas Emmett, Inc.	383,318	4,296,995
Easterly Government Properties, Inc., Class A	219,652	2,363,456
Elme Communities	203,934	2,602,198
Empire State Realty Trust, Inc., Class A	307,941	2,491,243
Equity Commonwealth	244,104	4,623,330
Essential Properties Realty Trust, Inc.	363,308	7,974,611
Farmland Partners, Inc.	111,108	1,157,745
Four Corners Property Trust, Inc.	201,582	4,293,697
Getty Realty Corp.	104,081	2,770,636
Gladstone Commercial Corp.	93,352	1,115,556
Gladstone Land Corp.	77,485	1,058,445
Global Medical REIT, Inc.	141,289	1,223,563
Global Net Lease, Inc.	454,190	3,606,269
Hersha Hospitality Trust, Class A	74,023	734,308
Hudson Pacific Properties, Inc.	319,831	1,426,446
Independence Realty Trust, Inc.	525,877	6,515,616
Innovative Industrial Properties, Inc.	65,010	4,669,668
InvenTrust Properties Corp.	158,572	3,980,157
JBG SMITH Properties	254,238	3,272,043
Kite Realty Group Trust	506,884	10,806,767
LTC Properties, Inc.	95,948	3,032,916
LXP Industrial Trust	675,098	5,340,025
Macerich Co.	502,066	4,880,082
National Health Investors, Inc.	97,083	4,858,033
NETSTREIT Corp.	157,186	2,239,900
NexPoint Diversified Real Estate Trust	70,977	559,299
NexPoint Residential Trust, Inc.	52,862	1,426,745
Office Properties Income Trust	115,251	517,477
One Liberty Properties, Inc.	37,178	684,075
Orion Office REIT, Inc.	133,172	636,562
Outfront Media, Inc.	343,668	3,354,200
Paramount Group, Inc.	432,669	1,851,823
Peakstone Realty Trust	83,535	1,079,272
Pebblebrook Hotel Trust	283,314	3,379,936
Phillips Edison & Co., Inc.	274,664	9,698,386
Physicians Realty Trust	554,209	6,018,710
Piedmont Office Realty Trust, Inc., Class A	284,911	1,484,386
Plymouth Industrial REIT, Inc.	100,149	1,996,971
Postal Realty Trust, Inc., Class A	43,735	579,051
PotlatchDeltic Corp.	184,209	7,893,356
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Retail Opportunity Investments Corp.	287,264	3,372,479
RLJ Lodging Trust	364,345	3,424,843
RPT Realty	200,629	2,164,787
Ryman Hospitality Properties, Inc.	134,500	11,513,200
Sabra Health Care REIT, Inc.	538,895	7,350,528
Safehold, Inc.	102,760	1,671,905
Saul Centers, Inc.	27,115	942,789
Service Properties Trust	382,739	2,774,858
SITE Centers Corp.	444,443	5,182,205
SL Green Realty Corp.	150,892	4,419,627
Star Holdings *	29,626	339,218
Summit Hotel Properties, Inc.	242,354	1,366,877
Sunstone Hotel Investors, Inc.	485,001	4,510,509
Tanger Factory Outlet Centers, Inc.	237,429	5,354,024
Terreno Realty Corp.	190,366	10,142,700
UMH Properties, Inc.	128,995	1,781,421
Uniti Group, Inc.	554,223	2,549,426
Universal Health Realty Income Trust	29,783	1,144,859
Urban Edge Properties	267,615	4,244,374
Veris Residential, Inc.	183,592	2,458,297
Whitestone REIT	112,759	1,121,952
Xenia Hotels & Resorts, Inc.	256,026	2,977,582
		265,462,889

Financial Services 5.7%
Acacia Research Corp. *	86,870	311,863
AFC Gamma, Inc.	39,552	418,460
Alerus Financial Corp.	43,052	745,230
AlTi Global, Inc. *(a)	48,082	301,474
A-Mark Precious Metals, Inc.	44,262	1,198,615
Angel Oak Mortgage REIT, Inc. (a)	27,502	230,192
Apollo Commercial Real Estate Finance, Inc.	331,349	3,300,236
Arbor Realty Trust, Inc. (a)	424,300	5,350,423
Ares Commercial Real Estate Corp.	120,459	1,104,609
ARMOUR Residential REIT, Inc.	105,901	1,542,978
Artisan Partners Asset Management, Inc., Class A	143,233	4,726,689
AssetMark Financial Holdings, Inc. *	50,837	1,215,513
Atlanticus Holdings Corp. *	10,585	309,717
Avantax, Inc. *	89,535	2,310,898
AvidXchange Holdings, Inc. *	346,649	2,995,047
B Riley Financial, Inc. (a)	43,133	1,561,846
Bakkt Holdings, Inc. *(a)	180,604	182,410
Banco Latinoamericano de Comercio Exterior SA, Class E	63,705	1,438,459
BGC Group, Inc., Class A	732,856	4,301,865
Blackstone Mortgage Trust, Inc., Class A (a)	401,159	8,003,122
Bread Financial Holdings, Inc.	117,830	3,184,945
Brightsphere Investment Group, Inc.	75,285	1,178,963
BrightSpire Capital, Inc., Class A	301,585	1,706,971
Cannae Holdings, Inc. *	166,172	2,716,912
Cantaloupe, Inc. *	134,673	886,148
Cass Information Systems, Inc.	31,666	1,197,291
Chicago Atlantic Real Estate Finance, Inc.	39,254	553,089
Chimera Investment Corp.	540,501	2,594,405
Claros Mortgage Trust, Inc.	211,422	2,205,131
Cohen & Steers, Inc.	60,695	3,170,707
Compass Diversified Holdings	146,825	2,522,454
Consumer Portfolio Services, Inc. *	18,128	167,684
Diamond Hill Investment Group, Inc.	6,551	1,029,162
Donnelley Financial Solutions, Inc. *	57,454	3,127,221
Dynex Capital, Inc.	125,693	1,261,958
Ellington Financial, Inc.	152,636	1,836,211
SECURITY	NUMBER OF SHARES	VALUE ($)
Enact Holdings, Inc.	69,704	1,921,042
Encore Capital Group, Inc. *	54,059	2,036,943
Enova International, Inc. *	70,569	2,814,292
Essent Group Ltd.	246,486	11,643,999
EVERTEC, Inc.	151,852	4,825,857
Federal Agricultural Mortgage Corp., Class C	21,187	3,147,541
Finance of America Cos., Inc., Class A *	122,094	126,978
FirstCash Holdings, Inc.	87,705	9,552,829
Flywire Corp. *	223,610	6,012,873
Forge Global Holdings, Inc. *	263,715	669,836
Franklin BSP Realty Trust, Inc.	193,310	2,437,639
GCM Grosvenor, Inc., Class A	94,805	763,180
Granite Point Mortgage Trust, Inc.	116,783	490,489
Green Dot Corp., Class A *	109,286	1,221,817
Hamilton Lane, Inc., Class A	85,141	7,162,061
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	240,849	4,128,152
I3 Verticals, Inc., Class A *	52,251	979,706
International Money Express, Inc. *	76,032	1,213,471
Invesco Mortgage Capital, Inc.	95,918	655,120
Jackson Financial, Inc., Class A	192,841	7,079,193
KKR Real Estate Finance Trust, Inc.	136,040	1,420,258
Ladder Capital Corp. REIT, Class A	263,253	2,661,488
LendingClub Corp. *	249,179	1,293,239
LendingTree, Inc. *	24,029	317,904
MarketWise, Inc.	72,420	157,151
Marqeta, Inc., Class A *	1,142,906	5,908,824
Merchants Bancorp	37,242	1,113,163
MFA Financial, Inc.	238,196	2,117,562
Moelis & Co., Class A	155,539	6,476,644
Mr Cooper Group, Inc. *	152,456	8,618,338
Navient Corp.	207,014	3,293,593
Nelnet, Inc., Class A	33,789	2,865,645
NerdWallet, Inc., Class A *	78,286	843,923
New York Mortgage Trust, Inc.	212,701	1,656,941
NewtekOne, Inc.	54,976	762,517
Nexpoint Real Estate Finance, Inc.	18,441	273,480
NMI Holdings, Inc., Class A *	191,050	5,225,217
Ocwen Financial Corp. *	14,688	353,100
Open Lending Corp., Class A *	233,096	1,396,245
OppFi, Inc. *	32,243	71,902
Orchid Island Capital, Inc.	102,360	642,821
P10, Inc., Class A	99,779	939,918
Pagseguro Digital Ltd., Class A *	463,226	3,270,376
Patria Investments Ltd., Class A	127,268	1,640,485
Payoneer Global, Inc. *	618,762	3,582,632
Paysafe Ltd. *	76,701	745,537
Paysign, Inc. *	74,618	137,297
PennyMac Financial Services, Inc.	59,467	3,996,182
PennyMac Mortgage Investment Trust	205,494	2,599,499
Perella Weinberg Partners, Class A	97,056	952,119
Piper Sandler Cos.	40,293	5,634,976
PJT Partners, Inc., Class A	55,067	4,315,050
PRA Group, Inc. *	90,845	1,118,302
Priority Technology Holdings, Inc. *	39,369	147,634
PROG Holdings, Inc. *	107,416	2,942,124
Radian Group, Inc.	366,348	9,283,258
Ready Capital Corp.	373,450	3,521,633
Redwood Trust, Inc.	266,773	1,675,334
Regional Management Corp.	18,120	450,463
Remitly Global, Inc. *	304,389	8,197,196
Repay Holdings Corp., Class A *	188,032	1,126,312
Sculptor Capital Management, Inc., Class A	48,578	614,512
Security National Financial Corp., Class A *	28,551	197,287
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Silvercrest Asset Management Group, Inc., Class A	23,341	414,303
StepStone Group, Inc., Class A	125,838	3,561,215
StoneCo Ltd., Class A *	678,523	6,727,556
StoneX Group, Inc. *	41,675	3,972,461
SWK Holdings Corp. *	8,736	140,999
TPG RE Finance Trust, Inc.	160,051	881,881
Two Harbors Investment Corp.	225,723	2,620,644
Upstart Holdings, Inc. *(a)	167,746	4,030,936
Value Line, Inc.	2,043	83,661
Velocity Financial, Inc. *	19,685	227,362
Victory Capital Holdings, Inc., Class A	62,979	1,855,361
Virtus Investment Partners, Inc.	16,074	2,961,313
Walker & Dunlop, Inc.	73,907	4,789,174
Waterstone Financial, Inc.	42,186	455,609
WisdomTree, Inc.	321,707	1,994,583
World Acceptance Corp. *	9,390	926,042
		279,973,097

Food, Beverage & Tobacco 1.8%
Alico, Inc.	16,272	397,688
B&G Foods, Inc.	166,237	1,341,533
Benson Hill, Inc. *	395,910	60,970
Beyond Meat, Inc. *(a)	136,791	816,642
BRC, Inc., Class A *(a)	85,233	247,176
Calavo Growers, Inc.	40,071	1,015,399
Cal-Maine Foods, Inc.	89,015	4,033,270
Coca-Cola Consolidated, Inc.	11,128	7,081,970
Dole PLC	166,930	1,906,341
Duckhorn Portfolio, Inc. *	102,863	1,072,861
Forafric Global PLC *(a)	11,937	131,784
Fresh Del Monte Produce, Inc.	79,441	1,986,025
Hain Celestial Group, Inc. *	208,210	2,300,720
Hostess Brands, Inc., Class A *	309,195	10,327,113
Ispire Technology, Inc. *(a)	6,235	49,444
J & J Snack Foods Corp.	35,142	5,503,589
John B Sanfilippo & Son, Inc.	20,880	2,135,189
Lancaster Colony Corp.	45,502	7,697,573
Limoneira Co.	40,022	571,914
MGP Ingredients, Inc.	37,007	3,503,083
Mission Produce, Inc. *	112,027	1,054,174
National Beverage Corp. *	55,078	2,554,518
Primo Water Corp.	364,299	4,757,745
Seneca Foods Corp., Class A *	12,270	670,555
Simply Good Foods Co. *	211,492	7,886,537
Sovos Brands, Inc. *	118,675	2,576,434
SunOpta, Inc. *	209,952	806,216
TreeHouse Foods, Inc. *	119,690	4,989,876
Turning Point Brands, Inc.	39,858	799,153
Universal Corp.	56,026	2,521,170
Utz Brands, Inc.	167,452	2,041,240
Vector Group Ltd.	339,401	3,489,042
Vita Coco Co., Inc. *	65,935	1,786,838
Vital Farms, Inc. *	72,242	798,997
Westrock Coffee Co. *	64,942	535,122
Zevia PBC, Class A *	56,995	110,570
		89,558,471

Health Care Equipment & Services 6.0%
23andMe Holding Co., Class A *	603,722	511,413
Accolade, Inc. *	159,903	1,039,369
Accuray, Inc. *	213,230	562,927
AdaptHealth Corp., Class A *	223,923	1,641,356
Addus HomeCare Corp. *	36,300	2,864,070
Agiliti, Inc. *	67,769	381,539
AirSculpt Technologies, Inc. *(a)	31,209	187,254
SECURITY	NUMBER OF SHARES	VALUE ($)
Alignment Healthcare, Inc. *	197,170	1,356,530
Alphatec Holdings, Inc. *	187,042	1,717,046
American Well Corp., Class A *	568,020	664,583
AMN Healthcare Services, Inc. *	92,658	7,029,036
AngioDynamics, Inc. *	86,268	534,862
Apollo Medical Holdings, Inc. *	100,108	3,124,371
Artivion, Inc. *	91,061	1,160,117
AtriCure, Inc. *	108,421	3,755,703
Atrion Corp.	3,171	1,084,419
Avanos Medical, Inc. *	107,721	1,977,758
Aveanna Healthcare Holdings, Inc. *	116,553	160,843
Axogen, Inc. *	97,727	367,453
Axonics, Inc. *	114,371	5,856,939
Beyond Air, Inc. *	58,597	136,531
Brookdale Senior Living, Inc. *	435,991	1,704,725
Butterfly Network, Inc. *(a)	320,332	271,289
Cano Health, Inc. *	622,112	81,808
CareMax, Inc. *	171,777	343,554
Castle Biosciences, Inc. *	58,206	909,178
Cerus Corp. *	413,494	578,892
ClearPoint Neuro, Inc. *	52,401	288,205
Community Health Systems, Inc. *	293,855	628,850
Computer Programs & Systems, Inc. *	32,648	460,010
CONMED Corp.	71,450	6,963,517
CorVel Corp. *	20,328	3,942,412
Cross Country Healthcare, Inc. *	80,354	1,860,999
Cutera, Inc. *	42,386	131,820
CVRx, Inc. *	25,423	340,160
Definitive Healthcare Corp., Class A *	105,909	610,036
DocGo, Inc. *	179,464	1,066,016
Embecta Corp.	134,589	2,034,986
Enhabit, Inc. *	116,490	858,531
Ensign Group, Inc.	126,929	12,261,341
Evolent Health, Inc., Class A *	256,291	6,261,189
Fulgent Genetics, Inc. *	47,234	1,130,782
Glaukos Corp. *	109,067	7,438,369
Guardant Health, Inc. *	263,077	6,808,433
Haemonetics Corp. *	116,707	9,946,938
Health Catalyst, Inc. *	128,979	966,053
HealthEquity, Inc. *	195,633	14,022,973
HealthStream, Inc.	56,460	1,434,084
Hims & Hers Health, Inc. *	285,471	1,707,117
Inari Medical, Inc. *	124,510	7,559,002
InfuSystem Holdings, Inc. *	41,516	397,723
Inmode Ltd. *	180,561	3,448,715
Innovage Holding Corp. *(a)	43,240	234,793
Inogen, Inc. *	57,840	258,545
Integer Holdings Corp. *	77,284	6,273,142
Invitae Corp. *(a)	600,769	363,886
iRadimed Corp.	17,205	700,932
iRhythm Technologies, Inc. *	71,400	5,606,328
Joint Corp. *	32,546	254,184
KORU Medical Systems, Inc. *	79,915	181,407
Lantheus Holdings, Inc. *	158,326	10,227,860
LeMaitre Vascular, Inc.	45,911	2,230,356
LifeStance Health Group, Inc. *	248,199	1,447,000
LivaNova PLC *	126,238	6,191,974
Merit Medical Systems, Inc. *	132,324	9,095,952
ModivCare, Inc. *	29,476	1,245,066
Multiplan Corp. *	918,186	1,551,734
Nano-X Imaging Ltd. *(a)	110,163	556,323
National HealthCare Corp.	29,188	1,966,104
National Research Corp.	33,856	1,430,755
Neogen Corp. *	507,096	7,550,659
NeoGenomics, Inc. *	296,562	4,157,799
Nevro Corp. *	81,841	1,180,966
NextGen Healthcare, Inc. *	127,746	3,055,684
OmniAb, Inc., Class A *(b)	12,825	0
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
OmniAb, Inc., Class B *(b)	12,825	0
Omnicell, Inc. *	104,896	3,728,004
OPKO Health, Inc. *	932,061	1,165,076
OptimizeRx Corp. *	38,018	306,425
Option Care Health, Inc. *	395,922	10,978,917
OraSure Technologies, Inc. *	166,008	856,601
Orchestra BioMed Holdings, Inc. *(a)	33,684	157,978
Orthofix Medical, Inc. *	81,269	897,210
OrthoPediatrics Corp. *	36,647	896,386
Outset Medical, Inc. *	113,729	402,601
Owens & Minor, Inc. *	172,454	2,471,266
P3 Health Partners, Inc. *	91,086	130,253
Paragon 28, Inc. *	101,294	874,167
Patterson Cos., Inc.	199,926	6,089,746
Pediatrix Medical Group, Inc. *	195,477	2,240,166
Pennant Group, Inc. *	66,207	719,670
PetIQ, Inc., Class A *	63,782	1,197,188
Phreesia, Inc. *	119,625	1,634,077
Privia Health Group, Inc. *	257,538	5,413,449
PROCEPT BioRobotics Corp. *	83,866	2,246,770
Progyny, Inc. *	182,788	5,640,838
Pulmonx Corp. *	86,854	763,447
Pulse Biosciences, Inc. *	36,922	166,887
Quipt Home Medical Corp. *	92,231	436,253
RadNet, Inc. *	138,257	3,727,409
RxSight, Inc. *	62,562	1,385,123
Sanara Medtech, Inc. *	8,678	238,558
Schrodinger, Inc. *	127,024	2,756,421
Select Medical Holdings Corp.	242,079	5,502,456
Semler Scientific, Inc. *	11,433	333,501
Sharecare, Inc. *	737,171	774,029
SI-BONE, Inc. *	81,488	1,386,111
Sight Sciences, Inc. *	57,621	91,329
Silk Road Medical, Inc. *	88,405	663,922
Simulations Plus, Inc.	36,601	1,290,917
STAAR Surgical Co. *	113,033	4,727,040
Surgery Partners, Inc. *	156,852	3,627,987
Surmodics, Inc. *	32,293	951,352
Tactile Systems Technology, Inc. *	54,309	593,054
Tela Bio, Inc. *	39,312	229,582
TransMedics Group, Inc. *	74,044	2,775,169
Treace Medical Concepts, Inc. *	104,050	1,043,621
U.S. Physical Therapy, Inc.	34,017	2,861,170
UFP Technologies, Inc. *	16,476	2,568,938
Utah Medical Products, Inc.	8,156	648,565
Varex Imaging Corp. *	90,813	1,639,175
Veradigm, Inc. *	252,020	3,324,144
Vicarious Surgical, Inc. *	160,158	66,065
Viemed Healthcare, Inc. *	78,034	492,394
Zimvie, Inc. *	59,072	417,048
Zynex, Inc. *(a)	45,051	400,053
		292,261,783

Household & Personal Products 1.3%
Beauty Health Co. *	189,099	765,851
BellRing Brands, Inc. *	312,089	13,647,652
Central Garden & Pet Co. *	23,004	1,003,664
Central Garden & Pet Co., Class A *	91,653	3,637,707
Edgewell Personal Care Co.	119,269	4,162,488
elf Beauty, Inc. *	124,217	11,506,221
Energizer Holdings, Inc.	166,800	5,267,544
Herbalife Ltd. *	230,849	3,289,598
Inter Parfums, Inc.	42,826	5,443,613
Medifast, Inc.	25,064	1,733,426
Nature's Sunshine Products, Inc. *	30,137	539,452
Nu Skin Enterprises, Inc., Class A	115,697	2,197,086
Oil-Dri Corp. of America	11,663	668,057
SECURITY	NUMBER OF SHARES	VALUE ($)
USANA Health Sciences, Inc. *	26,254	1,195,870
Waldencast PLC, Class A *(a)	83,204	639,007
WD-40 Co.	31,609	6,682,143
		62,379,379

Insurance 2.0%
Ambac Financial Group, Inc. *	103,224	1,252,107
American Coastal Insurance Corp., Class C *(a)	44,838	335,837
American Equity Investment Life Holding Co.	181,010	9,586,290
AMERISAFE, Inc.	44,455	2,265,871
Argo Group International Holdings Ltd.	74,579	2,225,437
BRP Group, Inc., Class A *	140,010	2,930,409
CNO Financial Group, Inc.	264,998	6,142,654
Crawford & Co., Class A	33,123	303,075
Donegal Group, Inc., Class A	35,156	496,403
eHealth, Inc. *	63,725	546,760
Employers Holdings, Inc.	62,407	2,371,466
Enstar Group Ltd. *	27,777	6,582,316
F&G Annuities & Life, Inc.	43,853	1,345,849
Fidelis Insurance Holdings Ltd. *	35,180	497,445
Genworth Financial, Inc., Class A *	1,110,423	6,651,434
GoHealth, Inc., Class A *	8,961	125,812
Goosehead Insurance, Inc., Class A *	50,007	3,243,954
Greenlight Capital Re Ltd., Class A *	59,100	658,965
HCI Group, Inc.	14,918	879,714
Hippo Holdings, Inc. *	23,956	172,485
Horace Mann Educators Corp.	95,544	3,031,611
Investors Title Co.	2,791	401,374
James River Group Holdings Ltd.	85,539	1,176,161
Kingsway Financial Services, Inc. *	24,339	187,897
Lemonade, Inc. *(a)	119,094	1,302,888
Maiden Holdings Ltd. *	207,487	340,279
MBIA, Inc. *	113,966	784,086
Mercury General Corp.	62,641	1,934,354
National Western Life Group, Inc., Class A	5,308	2,542,001
NI Holdings, Inc. *	18,872	239,486
Oscar Health, Inc., Class A *	360,795	1,847,270
Palomar Holdings, Inc. *	56,659	2,837,483
ProAssurance Corp.	126,027	2,142,459
Safety Insurance Group, Inc.	33,468	2,515,790
Selective Insurance Group, Inc.	140,181	14,594,244
Selectquote, Inc. *	311,916	411,729
SiriusPoint Ltd. *	213,395	2,101,941
Skyward Specialty Insurance Group, Inc. *	55,924	1,574,261
Stewart Information Services Corp.	62,221	2,717,191
Tiptree, Inc.	56,487	853,519
Trupanion, Inc. *(a)	92,111	1,897,487
United Fire Group, Inc.	48,770	982,228
Universal Insurance Holdings, Inc.	59,590	933,179
		95,963,201

Materials 4.5%
5E Advanced Materials, Inc. *	89,888	202,248
AdvanSix, Inc.	61,921	1,705,924
Alpha Metallurgical Resources, Inc.	29,087	6,397,977
American Vanguard Corp.	62,841	588,192
Arch Resources, Inc.	42,657	6,433,955
Aspen Aerogels, Inc. *	121,078	934,722
ATI, Inc. *	300,258	11,340,745
Avient Corp.	210,529	6,656,927
Balchem Corp.	74,470	8,656,393
Cabot Corp.	128,955	8,572,928
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Caledonia Mining Corp. PLC	40,160	444,571
Carpenter Technology Corp.	112,198	7,037,059
Century Aluminum Co. *	124,036	819,878
Chase Corp.	17,664	2,244,388
Clearwater Paper Corp. *	38,806	1,312,031
Coeur Mining, Inc. *	774,155	1,943,129
Commercial Metals Co.	272,752	11,534,682
Compass Minerals International, Inc.	79,791	1,966,050
Constellium SE, Class A *	294,265	4,649,387
Contango ORE, Inc. *	8,522	145,300
Core Molding Technologies, Inc. *	17,711	453,047
Dakota Gold Corp. *	126,675	364,824
Danimer Scientific, Inc. *(a)	200,587	286,839
Ecovyst, Inc. *	222,133	2,043,624
FutureFuel Corp.	59,766	391,467
Glatfelter Corp. *	102,934	178,076
Greif, Inc., Class A	68,572	4,354,322
Hawkins, Inc.	45,013	2,585,097
Haynes International, Inc.	28,965	1,246,219
HB Fuller Co.	125,969	8,332,849
Hecla Mining Co.	1,422,484	5,789,510
i-80 Gold Corp. *	441,666	618,332
Ingevity Corp. *	84,843	3,417,476
Innospec, Inc.	57,943	5,678,414
Intrepid Potash, Inc. *	25,392	505,047
Ivanhoe Electric, Inc. *	128,765	1,318,554
Kaiser Aluminum Corp.	37,084	2,106,371
Knife River Corp. *	131,726	6,628,452
Koppers Holdings, Inc.	46,626	1,705,113
Kronos Worldwide, Inc.	53,774	371,041
Livent Corp. *	420,650	6,137,283
LSB Industries, Inc. *	127,331	1,159,985
Materion Corp.	47,746	4,630,407
Mativ Holdings, Inc.	127,603	1,671,600
Minerals Technologies, Inc.	75,853	4,100,613
Myers Industries, Inc.	84,444	1,416,126
NioCorp Developments Ltd. *	4,462	19,990
Novagold Resources, Inc. *	562,904	1,981,422
O-I Glass, Inc. *	361,666	5,587,740
Olympic Steel, Inc.	22,892	1,162,227
Origin Materials, Inc. *	270,638	267,526
Orion SA	130,321	2,645,516
Pactiv Evergreen, Inc.	94,503	814,616
Perimeter Solutions SA *	363,993	1,164,778
Perpetua Resources Corp. *	86,353	311,734
Piedmont Lithium, Inc. *	41,302	1,134,566
PolyMet Mining Corp. *	78,797	165,474
PureCycle Technologies, Inc. *(a)	271,992	1,210,364
Quaker Chemical Corp.	32,274	4,638,419
Ramaco Resources, Inc., Class A	51,532	607,047
Ramaco Resources, Inc., Class B	10,643	133,144
Ranpak Holdings Corp., Class A *	103,795	327,992
Rayonier Advanced Materials, Inc. *	146,630	406,165
Ryerson Holding Corp.	56,410	1,638,710
Schnitzer Steel Industries, Inc., Class A	60,701	1,378,520
Sensient Technologies Corp.	98,058	5,532,432
Stepan Co.	49,638	3,712,922
Summit Materials, Inc., Class A *	278,104	9,149,607
SunCoke Energy, Inc.	193,930	1,844,274
Sylvamo Corp.	84,940	3,762,842
TimkenSteel Corp. *	101,768	2,068,943
Tredegar Corp.	60,362	270,422
TriMas Corp.	96,531	2,337,016
Trinseo PLC	80,925	500,926
Tronox Holdings PLC	271,369	2,900,935
U.S. Lime & Minerals, Inc.	4,793	948,966
Valhi, Inc.	5,287	59,003
Warrior Met Coal, Inc.	120,432	5,868,651
SECURITY	NUMBER OF SHARES	VALUE ($)
Worthington Industries, Inc.	71,684	4,417,168
		220,047,231

Media & Entertainment 1.8%
Advantage Solutions, Inc. *	200,887	462,040
AMC Networks, Inc., Class A *	73,080	862,344
Atlanta Braves Holdings, Inc., Class C *	131,775	4,583,135
Boston Omaha Corp., Class A *	55,280	786,634
Bumble, Inc., Class A *	236,246	3,175,146
Cardlytics, Inc. *	77,937	965,639
Cargurus, Inc. *	227,764	3,924,374
Cars.com, Inc. *	154,772	2,357,178
Cinemark Holdings, Inc. *	256,158	4,224,045
Clear Channel Outdoor Holdings, Inc. *	864,936	951,430
Daily Journal Corp. *	3,127	909,613
DHI Group, Inc. *	101,333	277,652
Emerald Holding, Inc. *	35,666	177,617
Entravision Communications Corp., Class A	144,704	518,040
Eventbrite, Inc., Class A *	178,748	1,480,033
EverQuote, Inc., Class A *	48,465	416,314
EW Scripps Co., Class A *	139,579	763,497
fuboTV, Inc. *	663,197	1,604,937
Gambling.com Group Ltd. *	26,411	342,287
Gannett Co., Inc. *	339,542	794,528
Gray Television, Inc.	192,704	1,256,430
Grindr, Inc. *(a)	98,379	585,355
iHeartMedia, Inc., Class A *	234,740	551,639
IMAX Corp. *	104,988	1,911,832
Integral Ad Science Holding Corp. *	110,463	1,268,115
John Wiley & Sons, Inc., Class A	98,985	2,996,276
Lions Gate Entertainment Corp., Class A *	395,811	3,111,074
Loop Media, Inc. *	83,321	24,930
Madison Square Garden Entertainment Corp., Class A *	100,316	3,057,632
Magnite, Inc. *	310,083	2,058,951
Marcus Corp.	57,255	889,743
MediaAlpha, Inc., Class A *	49,804	511,985
Nextdoor Holdings, Inc. *	332,726	605,561
Outbrain, Inc. *	93,813	400,582
Playstudios, Inc. *	195,601	553,551
PubMatic, Inc., Class A *	99,791	1,124,645
QuinStreet, Inc. *	121,468	1,373,803
Reservoir Media, Inc. *	45,337	255,247
Scholastic Corp.	63,592	2,346,545
Shutterstock, Inc.	57,453	2,337,188
Sinclair, Inc.	75,857	824,566
Sphere Entertainment Co. *	60,953	2,005,963
Stagwell, Inc., Class A *	182,161	750,503
System1, Inc. *	80,049	92,857
TechTarget, Inc. *	60,146	1,514,476
TEGNA, Inc.	470,055	6,820,498
Thryv Holdings, Inc. *	71,527	1,246,716
Townsquare Media, Inc., Class A	26,692	229,551
TrueCar, Inc. *	201,568	368,869
Urban One, Inc. *	23,446	124,498
Urban One, Inc., Class A *	24,438	132,698
Vimeo, Inc. *	351,992	1,084,135
Vivid Seats, Inc., Class A *	54,220	318,814
WideOpenWest, Inc. *	117,264	825,539
Yelp, Inc., Class A *	156,379	6,597,630
Ziff Davis, Inc. *	109,572	6,624,723
ZipRecruiter, Inc., Class A *	160,478	1,709,091
		88,068,694

See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Pharmaceuticals, Biotechnology & Life Sciences 8.3%
2seventy bio, Inc. *	116,417	284,057
4D Molecular Therapeutics, Inc. *	90,436	971,283
89bio, Inc. *	143,947	1,065,208
Aadi Bioscience, Inc. *	37,075	162,389
ACADIA Pharmaceuticals, Inc. *	281,903	6,362,551
ACELYRIN, Inc. *	76,601	780,181
Aclaris Therapeutics, Inc. *	160,330	798,443
Acrivon Therapeutics, Inc. *	19,871	104,124
Actinium Pharmaceuticals, Inc. *(a)	63,682	355,346
Adaptive Biotechnologies Corp. *	261,983	1,163,205
Adicet Bio, Inc. *	69,460	91,687
ADMA Biologics, Inc. *	493,104	1,666,692
Aerovate Therapeutics, Inc. *	25,879	274,576
Agenus, Inc. *	814,499	651,599
Agios Pharmaceuticals, Inc. *	128,868	2,707,517
Akero Therapeutics, Inc. *	118,813	1,416,251
Akoya Biosciences, Inc. *	51,893	181,626
Aldeyra Therapeutics, Inc. *	106,476	182,074
Alector, Inc. *	147,204	765,461
Alkermes PLC *	386,003	9,337,413
Allakos, Inc. *	151,975	290,272
Allogene Therapeutics, Inc. *	190,324	536,714
Allovir, Inc. *	118,150	177,225
Alpine Immune Sciences, Inc. *	74,754	765,481
Altimmune, Inc. *	112,999	272,328
ALX Oncology Holdings, Inc. *(a)	49,458	356,098
Amicus Therapeutics, Inc. *	652,907	7,162,390
Amneal Pharmaceuticals, Inc. *	284,820	1,102,253
Amphastar Pharmaceuticals, Inc. *	88,460	4,004,584
Amylyx Pharmaceuticals, Inc. *	118,253	1,928,706
AnaptysBio, Inc. *	43,360	707,202
Anavex Life Sciences Corp. *	165,974	926,135
ANI Pharmaceuticals, Inc. *	33,913	2,093,789
Anika Therapeutics, Inc. *	33,470	652,665
Annexon, Inc. *	104,336	236,843
Apogee Therapeutics, Inc. *	45,017	773,392
Arbutus Biopharma Corp. *	298,677	546,579
Arcellx, Inc. *	88,027	3,102,952
Arcturus Therapeutics Holdings, Inc. *	54,083	1,032,985
Arcus Biosciences, Inc. *	122,992	1,932,204
Arcutis Biotherapeutics, Inc. *	117,287	263,896
Ardelyx, Inc. *	498,092	1,967,463
Arrowhead Pharmaceuticals, Inc. *	235,389	5,788,216
ARS Pharmaceuticals, Inc. *(a)	55,441	197,924
Arvinas, Inc. *	114,313	1,842,726
Assertio Holdings, Inc. *	204,683	440,068
Astria Therapeutics, Inc. *	58,402	291,426
Atara Biotherapeutics, Inc. *	235,645	303,982
Atea Pharmaceuticals, Inc. *	175,215	569,449
Aura Biosciences, Inc. *	62,798	512,432
Aurinia Pharmaceuticals, Inc. *	314,942	2,311,674
Avid Bioservices, Inc. *	143,075	879,911
Avidity Biosciences, Inc. *	163,012	839,512
Avita Medical, Inc. *	58,978	549,085
Axsome Therapeutics, Inc. *	81,850	5,097,618
Beam Therapeutics, Inc. *	161,933	3,423,264
BioAtla, Inc. *	101,115	148,639
BioCryst Pharmaceuticals, Inc. *	439,800	2,414,502
Biohaven Ltd. *	135,156	3,582,986
BioLife Solutions, Inc. *	80,247	810,495
Biomea Fusion, Inc. *	45,939	469,497
Biote Corp., Class A *	32,001	170,565
BioVie, Inc., Class A *(a)	7,586	33,075
Bioxcel Therapeutics, Inc. *(a)	43,852	176,066
Bluebird Bio, Inc. *	252,264	744,179
Blueprint Medicines Corp. *	141,631	8,336,401
SECURITY	NUMBER OF SHARES	VALUE ($)
Bridgebio Pharma, Inc. *	266,769	6,946,665
Bright Green Corp. *	137,897	50,222
Cabaletta Bio, Inc. *	79,420	1,132,529
Cara Therapeutics, Inc. *	107,050	138,095
CareDx, Inc. *	122,357	661,951
Caribou Biosciences, Inc. *	172,480	626,102
Carisma Therapeutics, Inc. (a)	60,952	182,856
Cassava Sciences, Inc. *(a)	92,784	1,869,598
Catalyst Pharmaceuticals, Inc. *	233,593	2,898,889
Celcuity, Inc. *	42,225	449,696
Celldex Therapeutics, Inc. *	107,672	2,532,445
Century Therapeutics, Inc. *	53,526	81,895
Cerevel Therapeutics Holdings, Inc. *	144,463	3,416,550
Citius Pharmaceuticals, Inc. *	280,921	211,421
Codexis, Inc. *	152,407	252,996
Cogent Biosciences, Inc. *	189,718	1,548,099
Coherus Biosciences, Inc. *	230,377	771,763
Collegium Pharmaceutical, Inc. *	81,064	1,763,953
Compass Therapeutics, Inc. *	220,509	396,916
Corcept Therapeutics, Inc. *	186,700	5,242,536
CorMedix, Inc. *	120,650	419,862
Crinetics Pharmaceuticals, Inc. *	150,584	4,410,605
CryoPort, Inc. *	93,029	902,381
Cue Biopharma, Inc. *	79,008	165,917
Cullinan Oncology, Inc. *	56,987	531,689
Cymabay Therapeutics, Inc. *	227,703	3,729,775
Cytek Biosciences, Inc. *	283,274	1,192,584
Cytokinetics, Inc. *	217,048	7,566,293
Day One Biopharmaceuticals, Inc. *	146,850	1,737,235
Deciphera Pharmaceuticals, Inc. *	121,028	1,451,126
Denali Therapeutics, Inc. *	274,839	5,175,218
Design Therapeutics, Inc. *	74,915	152,827
Disc Medicine, Inc. *	20,355	932,463
Dynavax Technologies Corp. *	301,816	4,288,805
Dyne Therapeutics, Inc. *	99,907	704,344
Eagle Pharmaceuticals, Inc. *	23,660	324,852
Edgewise Therapeutics, Inc. *	101,907	652,205
Editas Medicine, Inc. *	189,881	1,268,405
Emergent BioSolutions, Inc. *	115,644	241,696
Enanta Pharmaceuticals, Inc. *	46,447	418,952
Enliven Therapeutics, Inc. *(a)	54,118	670,522
Entrada Therapeutics, Inc. *	50,752	812,540
EQRx, Inc. *	737,879	1,608,576
Erasca, Inc. *	184,468	426,121
Evolus, Inc. *	97,327	739,685
Eyenovia, Inc. *	63,574	82,646
EyePoint Pharmaceuticals, Inc. *	59,869	360,411
Fate Therapeutics, Inc. *	196,922	356,429
Fennec Pharmaceuticals, Inc. *(a)	41,497	285,499
FibroGen, Inc. *	209,142	113,146
Foghorn Therapeutics, Inc. *	46,468	155,668
Genelux Corp. *	42,791	620,897
Generation Bio Co. *	103,517	97,130
Geron Corp. *	1,155,146	2,194,777
Graphite Bio, Inc. *	64,045	159,472
Gritstone bio, Inc. *	200,640	381,216
Halozyme Therapeutics, Inc. *	302,098	10,232,059
Harmony Biosciences Holdings, Inc. *	76,767	1,807,095
Harrow, Inc. *	67,555	968,401
Harvard Bioscience, Inc. *	95,864	420,843
Heron Therapeutics, Inc. *	236,703	150,756
HilleVax, Inc. *	50,595	556,545
Humacyte, Inc. *(a)	139,564	295,876
Icosavax, Inc. *	62,965	387,235
Ideaya Biosciences, Inc. *	125,911	3,421,002
IGM Biosciences, Inc. *	27,273	107,456
Ikena Oncology, Inc. *	57,668	232,402
Immuneering Corp., Class A *(a)	51,835	364,400
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
ImmunityBio, Inc. *(a)	267,987	841,479
ImmunoGen, Inc. *	557,603	8,285,981
Immunovant, Inc. *	125,757	4,156,269
Inhibrx, Inc. *	80,716	1,248,677
Innoviva, Inc. *	139,539	1,731,679
Inozyme Pharma, Inc. *	83,116	246,855
Insmed, Inc. *	306,657	7,684,824
Intellia Therapeutics, Inc. *	205,241	5,141,287
Intercept Pharmaceuticals, Inc. *	94,863	1,795,757
Intra-Cellular Therapies, Inc. *	217,980	10,846,685
Iovance Biotherapeutics, Inc. *	534,477	2,041,702
Ironwood Pharmaceuticals, Inc., Class A *	321,550	2,884,303
iTeos Therapeutics, Inc. *	56,655	569,949
Janux Therapeutics, Inc. *	42,167	270,712
KalVista Pharmaceuticals, Inc. *	56,302	478,004
Karyopharm Therapeutics, Inc. *	258,909	225,251
Keros Therapeutics, Inc. *	52,705	1,504,201
Kezar Life Sciences, Inc. *	163,132	117,634
Kiniksa Pharmaceuticals Ltd., Class A *	72,762	1,109,620
Kodiak Sciences, Inc. *	74,143	107,507
Krystal Biotech, Inc. *	50,387	5,888,729
Kura Oncology, Inc. *	162,787	1,375,550
Kymera Therapeutics, Inc. *	87,559	1,021,814
Larimar Therapeutics, Inc. *	58,626	171,774
Lexicon Pharmaceuticals, Inc. *	211,809	262,643
Ligand Pharmaceuticals, Inc. *	38,784	2,028,015
Lineage Cell Therapeutics, Inc. *	295,032	336,336
Liquidia Corp. *	112,343	731,353
Longboard Pharmaceuticals, Inc. *	35,609	192,823
Lyell Immunopharma, Inc. *	401,603	664,653
MacroGenics, Inc. *	143,912	751,221
Madrigal Pharmaceuticals, Inc. *	31,755	4,171,972
MannKind Corp. *	597,256	2,562,228
Marinus Pharmaceuticals, Inc. *	119,360	828,358
MaxCyte, Inc. *	199,789	591,375
MeiraGTx Holdings PLC *	74,544	336,939
Merrimack Pharmaceuticals, Inc. *	23,947	292,872
Mersana Therapeutics, Inc. *	249,834	297,302
Mesa Laboratories, Inc.	11,917	1,118,172
MiMedx Group, Inc. *	270,195	1,772,479
Mineralys Therapeutics, Inc. *	31,902	246,602
Mirum Pharmaceuticals, Inc. *	57,971	1,590,145
Monte Rosa Therapeutics, Inc. *(a)	69,530	236,402
Morphic Holding, Inc. *	80,674	1,609,446
Myriad Genetics, Inc. *	188,686	2,939,728
NanoString Technologies, Inc. *(a)	108,037	149,091
Nautilus Biotechnology, Inc. *	123,222	315,448
NGM Biopharmaceuticals, Inc. *	99,615	84,663
Nkarta, Inc. *	69,109	140,291
Novavax, Inc. *(a)	201,768	1,343,775
Nurix Therapeutics, Inc. *	111,926	625,666
Nuvalent, Inc., Class A *	55,783	2,905,736
Nuvation Bio, Inc. *	332,937	320,818
Nuvectis Pharma, Inc. *(a)	17,590	157,431
Ocean Biomedical, Inc. *(a)	19,835	33,323
Ocular Therapeutix, Inc. *	178,401	508,443
Olema Pharmaceuticals, Inc. *	63,257	840,686
Omega Therapeutics, Inc. *(a)	55,712	76,325
Omeros Corp. *(a)	139,171	165,613
OmniAb, Inc. *	217,882	991,363
Optinose, Inc. *	166,635	188,298
Organogenesis Holdings, Inc., Class A *	160,584	359,708
ORIC Pharmaceuticals, Inc. *	89,229	597,834
Outlook Therapeutics, Inc. *	354,615	212,769
Ovid therapeutics, Inc. *	143,715	510,188
Pacific Biosciences of California, Inc. *	587,001	3,627,666
Pacira BioSciences, Inc. *	106,429	3,007,684
SECURITY	NUMBER OF SHARES	VALUE ($)
PDS Biotechnology Corp. *(a)	63,925	266,567
PepGen, Inc. *	22,976	117,637
Phathom Pharmaceuticals, Inc. *	71,250	662,625
Phibro Animal Health Corp., Class A	46,774	510,772
Pliant Therapeutics, Inc. *	131,635	1,931,085
PMV Pharmaceuticals, Inc. *	88,482	133,608
Point Biopharma Global, Inc. *	210,633	2,666,614
Poseida Therapeutics, Inc., Class A *	155,344	313,795
Precigen, Inc. *	308,868	349,021
Prelude Therapeutics, Inc. *	33,475	56,573
Prestige Consumer Healthcare, Inc. *	115,952	6,882,911
Prime Medicine, Inc. *(a)	91,504	593,861
ProKidney Corp. *(a)	103,938	169,419
Protagonist Therapeutics, Inc. *	133,373	1,939,243
Protalix BioTherapeutics, Inc. *(a)	153,561	256,447
Prothena Corp. PLC *	96,325	3,512,009
PTC Therapeutics, Inc. *	164,393	3,082,369
Quanterix Corp. *	82,430	1,790,380
Quantum-Si, Inc. *	244,937	293,924
Rain Oncology, Inc. *	38,822	41,540
Rallybio Corp. *	69,890	293,538
RAPT Therapeutics, Inc. *	68,290	898,014
Recursion Pharmaceuticals, Inc., Class A *	317,524	1,676,527
REGENXBIO, Inc. *	95,307	1,228,507
Relay Therapeutics, Inc. *	210,784	1,391,174
Reneo Pharmaceuticals, Inc. *	30,078	243,331
Replimune Group, Inc. *	97,481	1,420,298
Revance Therapeutics, Inc. *	193,469	1,526,470
REVOLUTION Medicines, Inc. *	235,923	4,671,275
Rhythm Pharmaceuticals, Inc. *	119,512	2,761,922
Rigel Pharmaceuticals, Inc. *	391,223	315,834
Rocket Pharmaceuticals, Inc. *	130,307	2,358,557
Sage Therapeutics, Inc. *	122,391	2,292,383
Sagimet Biosciences, Inc., Class A *	12,562	45,977
Sana Biotechnology, Inc. *	215,995	639,345
Sangamo Therapeutics, Inc. *	332,998	209,855
Savara, Inc. *	208,514	763,161
Scholar Rock Holding Corp. *	100,296	1,179,481
Scilex Holding Co. *(b)	147,603	227,793
scPharmaceuticals, Inc. *(a)	69,785	373,350
Seer, Inc., Class A *	134,013	219,781
Selecta Biosciences, Inc. *	265,512	331,890
Seres Therapeutics, Inc. *	225,395	344,854
SIGA Technologies, Inc.	110,027	561,138
SomaLogic, Inc. *	345,970	771,513
SpringWorks Therapeutics, Inc. *	135,132	3,094,523
Stoke Therapeutics, Inc. *	63,060	240,259
Summit Therapeutics, Inc. *(a)	264,912	513,929
Supernus Pharmaceuticals, Inc. *	114,050	2,720,092
Sutro Biopharma, Inc. *	137,495	378,111
Syndax Pharmaceuticals, Inc. *	153,181	2,156,788
Tango Therapeutics, Inc. *	105,374	885,142
Taro Pharmaceutical Industries Ltd. *	19,416	659,367
Tarsus Pharmaceuticals, Inc. *	54,709	779,056
Tenaya Therapeutics, Inc. *	104,636	190,438
Terns Pharmaceuticals, Inc. *	97,966	515,301
TG Therapeutics, Inc. *	320,602	2,478,253
Theravance Biopharma, Inc. *	130,255	1,229,607
Theseus Pharmaceuticals, Inc. *(a)	46,263	106,405
Third Harmonic Bio, Inc. *	44,524	284,954
Travere Therapeutics, Inc. *	171,282	1,109,907
Trevi Therapeutics, Inc. *	95,150	169,367
Turnstone Biologics Corp. *	15,169	54,002
Twist Bioscience Corp. *	132,425	2,087,018
Tyra Biosciences, Inc. *(a)	32,661	378,868
UroGen Pharma Ltd. *	46,394	520,077
Vanda Pharmaceuticals, Inc. *	134,964	591,142
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Vaxcyte, Inc. *	218,215	10,496,141
Vaxxinity, Inc., Class A *	97,417	112,030
Ventyx Biosciences, Inc. *	108,426	1,563,503
Vera Therapeutics, Inc., Class A *	78,329	816,188
Veracyte, Inc. *	169,703	3,516,246
Vericel Corp. *	111,065	3,907,267
Verrica Pharmaceuticals, Inc. *(a)	47,719	175,606
Verve Therapeutics, Inc. *	116,839	1,406,742
Vigil Neuroscience, Inc. *	36,733	257,131
Viking Therapeutics, Inc. *	223,531	2,192,839
Vir Biotechnology, Inc. *	194,105	1,539,253
Viridian Therapeutics, Inc. *	98,987	1,237,337
Vor BioPharma, Inc. *	86,126	157,611
Voyager Therapeutics, Inc. *	75,727	497,526
WaVe Life Sciences Ltd. *	139,718	751,683
X4 Pharmaceuticals, Inc. *	281,457	225,306
Xencor, Inc. *	134,706	2,337,149
Xeris Biopharma Holdings, Inc. *	304,173	556,637
XOMA Corp. *	16,717	315,115
Y-mAbs Therapeutics, Inc. *	89,490	477,877
Zentalis Pharmaceuticals, Inc. *	135,588	2,218,220
Zevra Therapeutics, Inc. *(a)	79,293	355,233
Zura Bio Ltd., Class A *(a)	27,522	129,353
Zymeworks, Inc. *	125,491	880,947
		405,590,787

Real Estate Management & Development 0.7%
American Realty Investors, Inc. *	3,281	41,177
Anywhere Real Estate, Inc. *	249,257	1,164,030
Compass, Inc., Class A *	696,484	1,379,038
Cushman & Wakefield PLC *	385,624	2,842,049
DigitalBridge Group, Inc.	377,265	5,979,650
Douglas Elliman, Inc.	190,918	337,925
eXp World Holdings, Inc.	166,033	2,203,258
Forestar Group, Inc. *	42,878	1,018,353
FRP Holdings, Inc. *	15,568	837,403
Kennedy-Wilson Holdings, Inc.	278,859	3,588,915
Marcus & Millichap, Inc.	54,900	1,575,630
Maui Land & Pineapple Co., Inc. *	17,243	252,438
Newmark Group, Inc., Class A	317,378	1,799,533
Opendoor Technologies, Inc. *	1,274,879	2,422,270
RE/MAX Holdings, Inc., Class A	39,978	430,163
Redfin Corp. *	249,419	1,162,293
RMR Group, Inc., Class A	35,196	792,614
St. Joe Co.	80,386	3,749,203
Stratus Properties, Inc. *	12,884	330,732
Tejon Ranch Co. *	49,531	768,721
Transcontinental Realty Investors, Inc. *	4,321	131,272
		32,806,667

Semiconductors & Semiconductor Equipment 2.8%
ACM Research, Inc., Class A *	111,539	1,516,930
Aehr Test Systems *	60,098	1,415,909
Alpha & Omega Semiconductor Ltd. *	53,564	1,270,538
Ambarella, Inc. *	87,977	3,958,085
Amkor Technology, Inc.	238,765	4,980,638
Atomera, Inc. *(a)	52,547	336,301
Axcelis Technologies, Inc. *	75,877	9,674,318
CEVA, Inc. *	53,847	924,553
Cohu, Inc. *	108,897	3,282,156
Credo Technology Group Holding Ltd. *	226,259	3,217,403
Diodes, Inc. *	105,207	6,846,872
FormFactor, Inc. *	179,906	6,095,215
Ichor Holdings Ltd. *	66,440	1,611,834
Impinj, Inc. *	53,624	3,464,647
indie Semiconductor, Inc., Class A *	321,740	1,573,309
SECURITY	NUMBER OF SHARES	VALUE ($)
inTEST Corp. *	24,537	317,263
Kulicke & Soffa Industries, Inc.	129,292	5,379,840
MACOM Technology Solutions Holdings, Inc. *	126,569	8,928,177
Maxeon Solar Technologies Ltd. *	67,876	423,546
MaxLinear, Inc. *	174,171	2,647,399
Navitas Semiconductor Corp., Class A *	252,339	1,322,256
NVE Corp.	11,221	763,028
Onto Innovation, Inc. *	114,011	12,811,416
PDF Solutions, Inc. *	71,205	1,889,069
Photronics, Inc. *	141,647	2,600,639
Power Integrations, Inc.	132,248	9,168,754
Rambus, Inc. *	253,849	13,791,616
Semtech Corp. *	149,537	2,087,537
Silicon Laboratories, Inc. *	73,946	6,816,342
SiTime Corp. *	39,984	3,990,403
SkyWater Technology, Inc. *	40,238	198,373
SMART Global Holdings, Inc. *	112,212	1,537,304
Synaptics, Inc. *	91,881	7,686,765
Transphorm, Inc. *	72,625	189,551
Ultra Clean Holdings, Inc. *	103,160	2,461,398
Veeco Instruments, Inc. *	117,943	2,823,555
		138,002,939

Software & Services 6.0%
8x8, Inc. *	269,347	641,046
A10 Networks, Inc.	164,399	1,787,017
ACI Worldwide, Inc. *	251,980	5,132,833
Adeia, Inc.	248,697	2,096,516
Agilysys, Inc. *	46,530	3,991,809
Alarm.com Holdings, Inc. *	111,527	5,702,375
Alkami Technology, Inc. *	91,319	1,639,176
Altair Engineering, Inc., Class A *	125,130	7,773,076
American Software, Inc., Class A	75,403	827,171
Amplitude, Inc., Class A *	156,336	1,557,107
Appfolio, Inc., Class A *	44,710	8,386,255
Appian Corp., Class A *	95,610	3,772,771
Applied Digital Corp. *(a)	157,957	770,830
Asana, Inc., Class A *	185,511	3,426,388
Aurora Innovation, Inc. *	781,249	1,367,186
AvePoint, Inc. *	357,165	2,675,166
BigBear.ai Holdings, Inc. *(a)	77,149	97,979
BigCommerce Holdings, Inc. *	154,976	1,377,737
Bit Digital, Inc. *(a)	165,280	347,088
Blackbaud, Inc. *	101,524	6,639,670
BlackLine, Inc. *	131,216	6,442,706
Box, Inc., Class A *	328,202	8,159,102
Braze, Inc., Class A *	121,971	5,193,525
Brightcove, Inc. *	99,091	305,200
C3.ai, Inc., Class A *(a)	140,532	3,428,981
Cerence, Inc. *	93,954	1,438,436
Cipher Mining, Inc. *(a)	96,211	320,383
Cleanspark, Inc. *	255,093	1,045,881
Clear Secure, Inc., Class A	194,441	3,270,498
CommVault Systems, Inc. *	102,583	6,703,799
Consensus Cloud Solutions, Inc. *	46,066	994,565
CoreCard Corp. *	16,551	353,695
Couchbase, Inc. *	79,633	1,239,089
CS Disco, Inc. *	55,158	309,436
CXApp, Inc. *	4,459	5,485
Digimarc Corp. *(a)	33,002	856,072
Digital Turbine, Inc. *	222,570	1,054,982
DigitalOcean Holdings, Inc. *	147,755	3,023,067
Domo, Inc., Class B *	72,723	593,420
E2open Parent Holdings, Inc. *	391,872	1,132,510
Ebix, Inc.	61,100	372,099
eGain Corp. *	48,556	292,307
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Enfusion, Inc., Class A *	87,124	723,129
EngageSmart, Inc. *	113,091	2,561,511
Envestnet, Inc. *	116,742	4,319,454
Everbridge, Inc. *	94,868	1,955,229
EverCommerce, Inc. *	56,211	538,501
Expensify, Inc., Class A *	126,263	337,122
Fastly, Inc., Class A *	276,352	4,054,084
Freshworks, Inc., Class A *	377,646	6,774,969
Grid Dynamics Holdings, Inc. *	129,610	1,314,245
Hackett Group, Inc.	58,428	1,302,360
Information Services Group, Inc.	80,240	325,774
Instructure Holdings, Inc. *	45,554	1,121,995
Intapp, Inc. *	51,473	1,760,377
InterDigital, Inc.	62,390	4,694,847
Jamf Holding Corp. *	162,267	2,606,008
Kaltura, Inc. *	189,727	326,330
LivePerson, Inc. *	166,390	439,270
LiveRamp Holdings, Inc. *	153,525	4,246,501
LiveVox Holdings, Inc. *	53,042	191,482
Marathon Digital Holdings, Inc. *(a)	397,521	3,502,160
Matterport, Inc. *	579,140	1,181,446
MeridianLink, Inc. *	60,855	999,239
MicroStrategy, Inc., Class A *(a)	25,727	10,892,555
Mitek Systems, Inc. *	100,286	1,071,054
Model N, Inc. *	86,965	2,095,856
N-able, Inc. *	162,985	2,112,286
NextNav, Inc. *(a)	128,776	600,096
Olo, Inc., Class A *	238,965	1,221,111
ON24, Inc.	74,711	459,473
OneSpan, Inc. *	92,711	732,417
PagerDuty, Inc. *	206,998	4,175,150
Perficient, Inc. *	80,038	4,657,411
PowerSchool Holdings, Inc., Class A *	130,261	2,594,799
Progress Software Corp.	101,315	5,205,565
PROS Holdings, Inc. *	104,356	3,250,689
Q2 Holdings, Inc. *	132,673	3,984,170
Qualys, Inc. *	86,597	13,245,011
Rackspace Technology, Inc. *	147,037	179,385
Rapid7, Inc. *	139,819	6,500,185
Red Violet, Inc. *	26,789	530,154
Rimini Street, Inc. *	123,429	267,841
Riot Platforms, Inc. *	396,087	3,873,731
Sapiens International Corp. NV	71,861	1,832,455
SEMrush Holdings, Inc., Class A *	71,636	578,819
SolarWinds Corp. *	118,078	1,087,498
SoundHound AI, Inc., Class A *(a)	320,069	508,910
SoundThinking, Inc. *	22,013	332,176
Sprinklr, Inc., Class A *	239,621	3,256,449
Sprout Social, Inc., Class A *	110,960	4,802,349
SPS Commerce, Inc. *	85,440	13,699,450
Squarespace, Inc., Class A *	103,733	2,947,055
Tenable Holdings, Inc. *	265,793	11,192,543
Terawulf, Inc. *(a)	313,207	347,660
Thoughtworks Holding, Inc. *	213,919	725,185
Tucows, Inc., Class A *	22,699	383,386
Unisys Corp. *	151,967	422,468
Varonis Systems, Inc., Class B *	253,153	8,516,067
Verint Systems, Inc. *	145,300	2,733,093
Veritone, Inc. *(a)	59,872	150,279
Viant Technology, Inc., Class A *	33,212	179,013
Weave Communications, Inc. *	78,122	559,353
Workiva, Inc., Class A *	113,842	9,914,500
Xperi, Inc. *	97,748	829,880
Yext, Inc. *	249,598	1,505,076
Zeta Global Holdings Corp., Class A *	320,466	2,499,635
Zuora, Inc., Class A *	302,514	2,241,629
		290,714,334

SECURITY	NUMBER OF SHARES	VALUE ($)
Technology Hardware & Equipment 4.1%
908 Devices, Inc. *	50,129	297,265
ADTRAN Holdings, Inc.	180,015	1,182,699
Advanced Energy Industries, Inc.	87,574	7,641,707
Aeva Technologies, Inc. *	181,556	90,415
Akoustis Technologies, Inc. *	157,892	80,051
Arlo Technologies, Inc. *	204,896	1,739,567
Aviat Networks, Inc. *	25,313	675,857
Avid Technology, Inc. *	79,429	2,146,172
Badger Meter, Inc.	68,487	9,488,874
Bel Fuse, Inc., Class B	24,209	1,311,644
Belden, Inc.	98,965	7,016,618
Benchmark Electronics, Inc.	82,612	2,000,037
Calix, Inc. *	137,281	4,546,747
Cambium Networks Corp. *	27,989	139,385
Clearfield, Inc. *	30,271	727,109
Climb Global Solutions, Inc.	9,506	422,827
CommScope Holding Co., Inc. *	486,945	720,679
CompoSecure, Inc. *(a)	37,585	226,638
Comtech Telecommunications Corp.	62,916	767,575
Corsair Gaming, Inc. *	85,420	1,092,522
CPI Card Group, Inc. *	9,729	161,015
CTS Corp.	72,771	2,722,363
Daktronics, Inc. *	89,106	857,200
Digi International, Inc. *	81,726	2,057,861
DZS, Inc. *	49,884	63,353
Eastman Kodak Co. *	136,742	508,680
ePlus, Inc. *	61,970	3,873,125
Evolv Technologies Holdings, Inc. *	260,284	1,106,207
Extreme Networks, Inc. *	294,342	6,069,332
Fabrinet *	85,689	13,281,795
FARO Technologies, Inc. *	43,814	563,886
Harmonic, Inc. *	255,244	2,754,083
Immersion Corp.	71,559	457,262
Infinera Corp. *	466,259	1,366,139
Insight Enterprises, Inc. *	66,831	9,576,882
Intevac, Inc. *	58,321	187,210
IonQ, Inc. *(a)	375,179	3,616,726
Iteris, Inc. *	97,633	431,538
Itron, Inc. *	106,046	6,074,315
Kimball Electronics, Inc. *	55,396	1,451,375
Knowles Corp. *	208,484	2,708,207
KVH Industries, Inc. *	42,847	200,524
Lightwave Logic, Inc. *(a)	269,784	1,222,122
Luna Innovations, Inc. *	73,436	417,116
Methode Electronics, Inc.	82,195	1,879,800
MicroVision, Inc. *(a)	408,351	771,783
Mirion Technologies, Inc., Class A *	467,927	3,242,734
Napco Security Technologies, Inc.	73,809	1,355,871
NETGEAR, Inc. *	67,308	850,773
NetScout Systems, Inc. *	158,897	3,468,721
nLight, Inc. *	101,882	848,677
Novanta, Inc. *	83,353	11,007,597
OSI Systems, Inc. *	36,935	3,851,212
PAR Technology Corp. *	62,056	1,811,415
PC Connection, Inc.	26,531	1,421,531
Plexus Corp. *	63,917	6,284,319
Presto Automation, Inc. *	7,273	9,746
Ribbon Communications, Inc. *	210,312	395,387
Richardson Electronics Ltd.	27,359	313,808
Rogers Corp. *	40,362	4,960,086
Sanmina Corp. *	134,430	6,838,454
ScanSource, Inc. *	57,868	1,759,187
SmartRent, Inc. *	426,135	1,026,985
Super Micro Computer, Inc. *	107,972	25,856,055
TTM Technologies, Inc. *	237,197	2,725,394
Turtle Beach Corp. *	36,132	298,089
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Viavi Solutions, Inc. *	513,663	3,996,298
Vishay Intertechnology, Inc.	300,663	6,686,745
Vishay Precision Group, Inc. *	28,778	861,038
Vuzix Corp. *(a)	142,266	462,364
Xerox Holdings Corp.	267,786	3,438,372
		200,465,145

Telecommunication Services 0.6%
Anterix, Inc. *	29,760	907,382
AST SpaceMobile, Inc., Class A *(a)	185,615	614,386
ATN International, Inc.	25,568	791,330
Bandwidth, Inc., Class A *	55,573	589,630
Charge Enterprises, Inc. *	312,226	89,047
Cogent Communications Holdings, Inc.	100,792	6,549,464
Consolidated Communications Holdings, Inc. *	177,117	738,578
EchoStar Corp., Class A *	79,384	1,100,262
Globalstar, Inc. *	1,614,674	2,276,690
Gogo, Inc. *	154,894	1,626,387
IDT Corp., Class B *	36,769	1,031,370
Liberty Latin America Ltd., Class C *	415,937	2,849,168
Lumen Technologies, Inc. *	2,347,907	3,427,944
Ooma, Inc. *	54,517	594,781
Shenandoah Telecommunications Co.	113,077	2,675,402
Spok Holdings, Inc.	42,479	633,362
Telephone & Data Systems, Inc.	229,563	4,175,751
Tingo Group, Inc. *(a)	279,175	218,147
		30,889,081

Transportation 1.4%
Air Transport Services Group, Inc. *	130,984	2,563,357
Allegiant Travel Co.	36,721	2,446,353
ArcBest Corp.	56,167	6,115,463
Blade Air Mobility, Inc. *	142,325	303,152
Costamare, Inc.	113,489	1,024,806
Covenant Logistics Group, Inc., Class A	19,216	758,744
Daseke, Inc. *	92,588	411,091
Eagle Bulk Shipping, Inc. (a)	21,378	872,222
Forward Air Corp.	60,879	3,921,216
Frontier Group Holdings, Inc. *	87,125	295,354
FTAI Infrastructure, Inc.	233,934	715,838
Genco Shipping & Trading Ltd.	97,407	1,282,850
Golden Ocean Group Ltd.	286,863	2,079,757
Hawaiian Holdings, Inc. *	118,142	497,378
Heartland Express, Inc.	109,951	1,282,029
Himalaya Shipping Ltd. *	21,574	97,946
Hub Group, Inc., Class A *	73,164	5,030,025
JetBlue Airways Corp. *	768,692	2,890,282
Joby Aviation, Inc. *(a)	648,832	3,419,345
Marten Transport Ltd.	135,210	2,376,992
Matson, Inc.	83,019	7,226,804
PAM Transportation Services, Inc. *	15,390	265,785
Pangaea Logistics Solutions Ltd.	83,274	482,156
Radiant Logistics, Inc. *	84,440	494,818
RXO, Inc. *	270,531	4,736,998
Safe Bulkers, Inc.	159,863	501,970
SkyWest, Inc. *	102,633	4,328,034
Spirit Airlines, Inc.	255,653	2,934,896
Sun Country Airlines Holdings, Inc. *	87,033	1,133,170
TuSimple Holdings, Inc., Class A *	377,582	404,013
Universal Logistics Holdings, Inc.	15,506	347,024
Werner Enterprises, Inc.	147,514	5,357,708
		66,597,576

SECURITY	NUMBER OF SHARES	VALUE ($)
Utilities 3.0%
ALLETE, Inc.	134,559	7,204,289
Altus Power, Inc., Class A *	146,074	775,653
American States Water Co.	86,372	6,741,335
Artesian Resources Corp., Class A	21,635	850,256
Avista Corp.	175,748	5,569,454
Black Hills Corp.	155,229	7,505,322
Brookfield Infrastructure Corp., Class A	279,066	7,188,740
Cadiz, Inc. *	92,704	280,893
California Water Service Group	134,552	6,549,991
Chesapeake Utilities Corp.	40,741	3,610,060
Consolidated Water Co. Ltd.	35,276	1,041,348
Genie Energy Ltd., Class B	47,050	933,472
Global Water Resources, Inc.	25,957	273,327
MGE Energy, Inc.	84,946	6,084,682
Middlesex Water Co.	40,736	2,587,958
Montauk Renewables, Inc. *	155,833	1,567,680
New Jersey Resources Corp.	226,296	9,183,092
Northwest Natural Holding Co.	83,381	3,060,917
Northwestern Energy Group, Inc.	139,843	6,713,862
ONE Gas, Inc.	128,510	7,762,004
Ormat Technologies, Inc.	124,506	7,662,099
Otter Tail Corp.	96,116	7,395,165
PNM Resources, Inc.	199,602	8,435,181
Portland General Electric Co.	226,148	9,050,443
Pure Cycle Corp. *	44,714	427,466
RGC Resources, Inc.	18,313	286,415
SJW Group	74,419	4,649,699
Southwest Gas Holdings, Inc.	143,828	8,429,759
Spire, Inc.	120,185	6,685,892
Sunnova Energy International, Inc. *(a)	234,742	2,143,194
Unitil Corp.	37,308	1,703,856
York Water Co.	32,972	1,189,300
		143,542,804
Total Common Stocks (Cost $4,356,954,456)		4,857,561,799

RIGHTS 0.0% OF NET ASSETS

Consumer Discretionary Distribution & Retail 0.0%
Lazydays Holdings, Inc. expires 11/14/23 strike USD 6.40 *(a)(b)	52,161	0

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Aduro Biotech, Inc. CVR *(b)	27,867	72,998
Gtx, Inc. CVR *(b)	592	1,214
Jounce Therapeutics, Inc. CVR *(b)	100,774	3,023
Tobira Therapeutics, Inc. CVR *(b)	14,029	67,059
		144,294
Total Rights (Cost $2,055)		144,294
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 1.7% OF NET ASSETS

Money Market Funds 1.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (c)(d)	82,018,212	82,018,212
Total Short-Term Investments (Cost $82,018,212)		82,018,212
Total Investments in Securities (Cost $4,438,974,723)		4,939,724,305

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 2000 Index, e-mini, expires 12/15/23	254	21,188,680	(764,354)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $79,372,143.
(b)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
USD —	U.S. Dollar

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$4,159,709,229	$—	$—	$4,159,709,229
Health Care Equipment & Services	292,261,783	—	0 *	292,261,783
Pharmaceuticals, Biotechnology & Life Sciences	405,362,994	—	227,793	405,590,787
Rights[1]
Consumer Discretionary Distribution & Retail	—	—	0 *	0
Pharmaceuticals, Biotechnology & Life Sciences	—	—	144,294	144,294
Short-Term Investments[1]	82,018,212	—	—	82,018,212
Liabilities
Futures Contracts[2]	(764,354)	—	—	(764,354)
Total	$4,938,587,864	$—	$372,087	$4,938,959,951

*	Level 3 amount shown includes securities determined to have no value at October 31, 2023.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $4,438,974,723) including securities on loan of $79,372,143		$4,939,724,305
Cash		11,878,484
Deposit with broker for futures contracts		1,841,400
Receivables:
Fund shares sold		10,186,440
Dividends		1,426,956
Income from securities on loan		433,610
Variation margin on future contracts	+	133,769
Total assets		4,965,624,964

Liabilities
Collateral held for securities on loan		82,018,212
Payables:
Fund shares redeemed		2,083,980
Investments bought		216,539
Investment adviser fees	+	165,284
Total liabilities		84,484,015
Net assets		$4,881,140,949

Net Assets by Source
Capital received from investors		$4,760,040,267
Total distributable earnings	+	121,100,682
Net assets		$4,881,140,949

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$4,881,140,949		180,858,508		$26.99

See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $113,840)		$80,668,796
Interest received from securities - unaffiliated		615,882
Securities on loan, net	+	6,823,878
Total investment income		88,108,556

Expenses
Investment adviser fees		2,148,087
Total expenses	–	2,148,087
Net investment income		85,960,469

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(143,882,700)
Net realized gains on sales of in-kind redemptions - unaffiliated		182,882,581
Net realized losses on futures contracts	+	(3,802,557)
Net realized gains		35,197,324
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(572,275,283)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(1,041,039)
Net change in unrealized appreciation (depreciation)	+	(573,316,322)
Net realized and unrealized losses		(538,118,998)
Decrease in net assets resulting from operations		($452,158,529 )
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Small-Cap Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$85,960,469	$72,101,489
Net realized gains (losses)		35,197,324	(17,488,993)
Net change in unrealized appreciation (depreciation)	+	(573,316,322)	(1,287,296,553)
Decrease in net assets from operations		($452,158,529 )	($1,232,684,057 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($67,319,807 )	($531,629,821 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		37,521,878	$1,105,017,562	45,597,167	$1,444,544,971
Shares reinvested		1,875,048	53,907,613	12,345,025	436,396,621
Shares redeemed	+	(38,355,459)	(1,130,035,083)	(42,926,031)	(1,331,894,500)
Net transactions in fund shares		1,041,467	$28,890,092	15,016,161	$549,047,092

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		179,817,041	$5,371,729,193	164,800,880	$6,586,995,979
Total increase (decrease)	+	1,041,467	(490,588,244)	15,016,161	(1,215,266,786)
End of period		180,858,508	$4,881,140,949	179,817,041	$5,371,729,193
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$66.82	$81.64	$57.62	$53.42	$48.38
Income (loss) from investment operations:
Net investment income (loss)[1]	1.13	1.05	1.00	1.07	0.99
Net realized and unrealized gains (losses)	4.39	(14.67)	24.10	4.21	5.18
Total from investment operations	5.52	(13.62)	25.10	5.28	6.17
Less distributions:
Distributions from net investment income	(1.05)	(0.96)	(1.08)	(0.94)	(0.90)
Distributions from net realized gains	—	(0.24)	—	(0.14)	(0.23)
Total distributions	(1.05)	(1.20)	(1.08)	(1.08)	(1.13)
Net asset value at end of period	$71.29	$66.82	$81.64	$57.62	$53.42
Total return	8.38%	(16.94%)	44.01%	9.94%	13.37%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.03%[2]	0.03%[2]	0.03%	0.03%	0.03%
Net investment income (loss)	1.58%	1.44%	1.37%	1.96%	1.99%
Portfolio turnover rate	2%	2%	3%	4%	3%
Net assets, end of period (x 1,000,000)	$17,787	$16,046	$18,232	$11,487	$10,220

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.5% OF NET ASSETS

Automobiles & Components 1.8%
Adient PLC *	40,665	1,370,004
American Axle & Manufacturing Holdings, Inc. *	48,530	327,578
Aptiv PLC *	122,675	10,697,260
Atmus Filtration Technologies, Inc. *(a)	6,861	128,712
Autoliv, Inc.	33,157	3,038,839
BorgWarner, Inc.	103,066	3,803,135
Canoo, Inc. *	143,402	39,306
Cooper-Standard Holdings, Inc. *	8,444	104,874
Dana, Inc.	54,773	628,794
Dorman Products, Inc. *	12,163	756,295
Envirotech Vehicles, Inc. *	9,637	13,203
Faraday Future Intelligent Electric, Inc. *(a)	5,078	5,383
Fisker, Inc. *(a)	77,198	347,391
Ford Motor Co.	1,710,664	16,678,974
Fox Factory Holding Corp. *	18,890	1,538,968
Garrett Motion, Inc. *	66,397	468,763
General Motors Co.	599,024	16,892,477
Gentex Corp.	101,842	2,920,829
Gentherm, Inc. *	14,378	578,283
Goodyear Tire & Rubber Co. *	127,808	1,520,915
Harley-Davidson, Inc.	56,679	1,521,831
Holley, Inc. *	22,922	97,419
LCI Industries	10,934	1,186,230
Lear Corp.	25,374	3,292,530
Lucid Group, Inc. *(a)	386,730	1,593,328
Luminar Technologies, Inc., Class A *(a)	106,930	338,968
Mobileye Global, Inc., Class A *	32,755	1,168,371
Modine Manufacturing Co. *	22,575	891,712
Motorcar Parts of America, Inc. *	7,218	52,114
Mullen Automotive, Inc. *	261,579	69,894
Patrick Industries, Inc.	9,154	687,923
Phinia, Inc.	20,144	521,327
QuantumScape Corp., Class A *	152,156	794,254
Rivian Automotive, Inc., Class A *	289,925	4,702,583
Solid Power, Inc. *	46,229	61,022
Standard Motor Products, Inc.	7,798	272,384
Stoneridge, Inc. *	11,655	189,627
Strattec Security Corp. *	1,500	34,125
Superior Industries International, Inc. *	10,350	28,670
Tesla, Inc. *	1,201,561	241,321,511
Thor Industries, Inc.	23,131	2,033,909
Visteon Corp. *	12,716	1,463,993
Winnebago Industries, Inc.	13,059	756,769
Workhorse Group, Inc. *	79,433	33,132
Worksport Ltd. *(a)	13,921	20,046
XPEL, Inc. *	9,832	455,222
		325,448,877

SECURITY	NUMBER OF SHARES	VALUE ($)
Banks 3.2%
1895 Bancorp of Wisconsin, Inc. *	1,526	9,324
1st Source Corp.	6,934	316,329
ACNB Corp.	3,576	123,050
Affinity Bancshares, Inc. *	1,146	17,018
Amalgamated Financial Corp.	7,518	137,128
Amerant Bancorp, Inc.	10,892	198,561
American National Bankshares, Inc.	4,310	164,470
Ameris Bancorp	27,705	1,033,397
AmeriServ Financial, Inc.	4,001	10,203
Ames National Corp.	4,056	68,628
Arrow Financial Corp.	6,961	148,339
Associated Banc-Corp.	64,229	1,041,152
Atlantic Union Bankshares Corp.	31,642	911,606
Auburn National BanCorp, Inc.	800	16,800
Axos Financial, Inc. *	22,536	811,972
Banc of California, Inc.	23,171	259,747
BancFirst Corp.	6,480	525,593
Bancorp, Inc. *	23,768	847,329
Bank First Corp.	3,759	296,848
Bank of America Corp.	3,008,213	79,236,330
Bank of Hawaii Corp. (a)	16,982	838,741
Bank of Marin Bancorp	6,631	111,401
Bank of the James Financial Group, Inc.	2,744	26,397
Bank OZK	46,860	1,678,057
Bank7 Corp.	2,054	43,011
BankFinancial Corp.	3,213	26,989
BankUnited, Inc.	32,097	700,036
Bankwell Financial Group, Inc.	2,376	58,141
Banner Corp.	14,660	618,799
Bar Harbor Bankshares	5,903	147,693
BayCom Corp.	4,901	97,040
Bayfirst Financial Corp.	784	7,816
BCB Bancorp, Inc.	7,033	72,299
Berkshire Hills Bancorp, Inc.	19,410	380,630
Blue Foundry Bancorp *	9,742	73,552
Blue Ridge Bankshares, Inc.	5,502	17,331
Bogota Financial Corp. *	1,050	7,539
BOK Financial Corp.	12,146	795,806
Bridgewater Bancshares, Inc. *	8,542	82,259
Broadway Financial Corp. *	20,059	15,552
Brookline Bancorp, Inc.	38,717	315,156
Burke & Herbert Financial Services Corp.	2,960	132,401
Business First Bancshares, Inc.	9,475	185,142
Byline Bancorp, Inc.	14,729	279,409
C&F Financial Corp.	1,200	63,192
Cadence Bank	79,900	1,692,282
California BanCorp *	2,455	50,254
Cambridge Bancorp	3,535	189,865
Camden National Corp.	5,912	172,394
Capital Bancorp, Inc.	3,170	64,795
Capital City Bank Group, Inc.	5,558	158,792
Capitol Federal Financial, Inc.	53,473	278,060
Capstar Financial Holdings, Inc.	7,364	111,786
Carter Bankshares, Inc. *	9,825	110,630
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Catalyst Bancorp, Inc. *	1,359	15,017
Cathay General Bancorp	31,365	1,063,587
CB Financial Services, Inc.	2,090	44,141
Central Pacific Financial Corp.	11,311	178,488
Central Valley Community Bancorp	3,998	63,048
CF Bankshares, Inc.	2,505	38,201
Chemung Financial Corp.	1,306	53,912
ChoiceOne Financial Services, Inc.	2,484	46,873
Citigroup, Inc.	837,933	33,089,974
Citizens & Northern Corp.	5,947	107,641
Citizens Community Bancorp, Inc.	3,309	29,185
Citizens Financial Group, Inc.	205,926	4,824,846
Citizens Financial Services, Inc.	1,994	98,603
Citizens Holding Co.	2,977	29,800
City Holding Co.	6,363	577,633
Civista Bancshares, Inc.	5,755	83,908
CNB Financial Corp.	8,219	149,421
Coastal Financial Corp. *	5,270	195,886
Codorus Valley Bancorp, Inc.	4,360	85,543
Colony Bankcorp, Inc.	7,200	71,640
Columbia Banking System, Inc.	93,886	1,846,738
Columbia Financial, Inc. *	14,396	231,776
Comerica, Inc.	56,628	2,231,143
Commerce Bancshares, Inc.	50,412	2,211,070
Community Bank System, Inc.	23,037	920,328
Community Trust Bancorp, Inc.	6,370	239,257
Community West Bancshares	3,580	45,144
ConnectOne Bancorp, Inc.	14,768	240,571
CrossFirst Bankshares, Inc. *	17,616	186,377
Cullen/Frost Bankers, Inc.	27,895	2,538,166
Cullman Bancorp, Inc.	1,374	14,180
Customers Bancorp, Inc. *	12,356	496,835
CVB Financial Corp.	55,973	874,298
Dime Community Bancshares, Inc.	13,235	243,392
Eagle Bancorp Montana, Inc.	2,563	29,961
Eagle Bancorp, Inc.	13,609	265,103
East West Bancorp, Inc.	62,487	3,350,553
Eastern Bankshares, Inc.	67,979	748,449
ECB Bancorp, Inc. *	4,412	44,341
Enterprise Bancorp, Inc.	3,412	89,770
Enterprise Financial Services Corp.	15,939	554,199
Equity Bancshares, Inc., Class A	6,351	153,694
Esquire Financial Holdings, Inc.	3,256	149,125
ESSA Bancorp, Inc.	3,176	52,880
Evans Bancorp, Inc.	2,622	64,816
Farmers & Merchants Bancorp, Inc.	6,004	104,590
Farmers National Banc Corp.	14,833	167,465
FB Financial Corp.	14,601	428,831
Fidelity D&D Bancorp, Inc. (a)	1,779	79,699
Fifth Third Bancorp	296,271	7,024,585
Financial Institutions, Inc.	6,134	97,163
Finward Bancorp	1,806	32,752
Finwise Bancorp *	4,562	38,777
First BanCorp	76,777	1,024,973
First Bancorp, Inc.	3,588	84,067
First Bancorp/Southern Pines NC	17,318	502,568
First Bancshares, Inc.	11,989	290,374
First Bank	9,056	100,159
First Busey Corp.	21,193	420,893
First Business Financial Services, Inc.	2,713	83,289
First Capital, Inc.	1,074	25,776
First Citizens BancShares, Inc., Class A	5,157	7,120,476
First Commonwealth Financial Corp.	43,700	532,266
First Community Bankshares, Inc.	8,451	275,925
First Community Corp.	3,520	62,304
First Financial Bancorp	42,225	781,163
First Financial Bankshares, Inc.	55,700	1,339,585
SECURITY	NUMBER OF SHARES	VALUE ($)
First Financial Corp.	4,167	143,386
First Financial Northwest, Inc.	2,960	32,086
First Foundation, Inc.	23,207	105,360
First Guaranty Bancshares, Inc.	2,887	30,314
First Hawaiian, Inc.	53,985	967,951
First Horizon Corp.	243,323	2,615,722
First Internet Bancorp	3,435	56,231
First Interstate BancSystem, Inc., Class A	37,307	860,672
First Merchants Corp.	25,485	695,995
First Mid Bancshares, Inc.	7,599	207,605
First National Corp.	2,648	50,047
First Northwest Bancorp	3,416	44,374
First of Long Island Corp.	9,603	103,136
First Savings Financial Group, Inc.	2,389	35,357
First Seacoast Bancorp, Inc. *	3,389	22,571
First U.S. Bancshares, Inc.	4,841	41,608
First United Corp.	2,849	46,667
First Western Financial, Inc. *	2,786	37,249
Five Star Bancorp	4,893	95,267
Flushing Financial Corp.	12,108	149,413
FNB Corp.	156,334	1,671,210
FNCB Bancorp, Inc.	8,643	48,747
Franklin Financial Services Corp.	1,992	63,744
FS Bancorp, Inc.	3,171	91,547
Fulton Financial Corp.	71,236	925,356
FVCBankcorp, Inc. *	8,954	97,778
German American Bancorp, Inc.	11,788	322,166
Glacier Bancorp, Inc.	47,813	1,443,474
Great Southern Bancorp, Inc.	4,013	199,526
Greene County Bancorp, Inc.	3,212	76,124
Guaranty Bancshares, Inc.	3,536	100,882
Hancock Whitney Corp.	37,529	1,292,123
Hanmi Financial Corp.	13,522	198,503
HarborOne Bancorp, Inc.	18,808	185,071
Hawthorn Bancshares, Inc.	2,065	36,034
HBT Financial, Inc.	5,821	104,778
Heartland Financial USA, Inc.	15,796	432,810
Heritage Commerce Corp.	26,186	214,201
Heritage Financial Corp.	14,372	233,832
Hilltop Holdings, Inc.	19,849	548,229
Hingham Institution For Savings	707	105,046
HMN Financial, Inc.	2,233	40,641
Home Bancorp, Inc.	3,387	116,072
Home BancShares, Inc.	80,550	1,647,248
HomeStreet, Inc.	8,389	40,519
HomeTrust Bancshares, Inc.	6,363	131,141
Hope Bancorp, Inc.	50,215	439,883
Horizon Bancorp, Inc.	16,744	158,901
Huntington Bancshares, Inc.	628,985	6,069,705
IF Bancorp, Inc.	584	8,176
Independent Bank Corp.	19,247	939,254
Independent Bank Corp.	9,444	188,408
Independent Bank Group, Inc.	15,071	532,760
International Bancshares Corp.	22,759	997,527
Investar Holding Corp.	3,333	31,597
John Marshall Bancorp, Inc.	4,443	81,662
JPMorgan Chase & Co.	1,264,529	175,845,403
Kearny Financial Corp.	30,246	209,907
KeyCorp	410,880	4,199,194
Lakeland Bancorp, Inc.	27,779	313,347
Lakeland Financial Corp.	10,817	532,737
Landmark Bancorp, Inc.	1,978	33,013
LCNB Corp.	4,732	66,201
LINKBANCORP, Inc.	5,773	36,081
Live Oak Bancshares, Inc.	14,105	406,929
Luther Burbank Corp.	2,989	24,330
M&T Bank Corp.	72,092	8,128,373
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Macatawa Bank Corp.	10,493	95,801
Magyar Bancorp, Inc.	1,051	9,459
MainStreet Bancshares, Inc.	3,000	57,840
Mercantile Bank Corp.	5,802	191,118
Meridian Corp.	3,846	38,460
Metrocity Bankshares, Inc.	7,678	153,867
Metropolitan Bank Holding Corp. *	4,799	155,536
Mid Penn Bancorp, Inc.	5,597	106,679
Middlefield Banc Corp.	3,452	88,026
Midland States Bancorp, Inc.	8,785	191,689
MidWestOne Financial Group, Inc.	5,792	115,377
MVB Financial Corp.	4,605	90,488
National Bank Holdings Corp., Class A	15,969	497,913
National Bankshares, Inc.	2,506	58,891
NBT Bancorp, Inc.	20,149	674,387
New York Community Bancorp, Inc.	319,185	3,025,878
Nicolet Bankshares, Inc.	5,917	430,876
Northeast Bank	3,001	143,268
Northeast Community Bancorp, Inc.	5,675	86,487
Northfield Bancorp, Inc.	18,804	161,714
Northrim BanCorp, Inc.	2,596	108,279
Northwest Bancshares, Inc.	54,295	565,754
Norwood Financial Corp.	3,060	78,367
NSTS Bancorp, Inc. *	1,610	13,862
Oak Valley Bancorp	3,707	92,490
OceanFirst Financial Corp.	25,110	317,893
OFG Bancorp	20,123	596,043
Ohio Valley Banc Corp.	1,400	33,460
Old National Bancorp	130,974	1,794,344
Old Point Financial Corp.	1,643	25,582
Old Second Bancorp, Inc.	17,372	235,564
OP Bancorp	5,203	43,965
Orange County Bancorp, Inc.	1,662	73,294
Origin Bancorp, Inc.	12,052	356,619
Orrstown Financial Services, Inc.	4,595	97,000
Pacific Premier Bancorp, Inc.	40,415	767,885
PacWest Bancorp	49,961	353,724
Park National Corp.	6,164	624,968
Parke Bancorp, Inc.	4,518	76,083
Partners Bancorp	5,380	39,005
Pathfinder Bancorp, Inc.	593	7,602
Pathward Financial, Inc.	11,847	536,551
PB Bankshares, Inc. *	2,277	26,527
PCB Bancorp	4,081	62,766
Peapack-Gladstone Financial Corp.	6,657	155,574
Penns Woods Bancorp, Inc.	2,250	47,430
Peoples Bancorp of North Carolina, Inc.	1,896	42,660
Peoples Bancorp, Inc.	13,377	368,938
Peoples Financial Services Corp.	2,693	105,593
Pinnacle Financial Partners, Inc.	34,143	2,129,157
Pioneer Bancorp, Inc. *	2,717	22,279
Plumas Bancorp	2,267	77,418
PNC Financial Services Group, Inc.	173,550	19,866,269
Ponce Financial Group, Inc. *	10,983	85,448
Popular, Inc.	32,118	2,088,955
Preferred Bank	5,696	339,311
Premier Financial Corp.	14,638	253,969
Primis Financial Corp.	10,278	96,202
Princeton Bancorp, Inc.	1,590	47,700
Prosperity Bancshares, Inc.	41,003	2,236,304
Provident Bancorp, Inc. *	6,035	58,540
Provident Financial Holdings, Inc.	3,562	42,566
Provident Financial Services, Inc.	32,096	450,949
QCR Holdings, Inc.	7,130	338,319
RBB Bancorp	6,055	70,056
Red River Bancshares, Inc.	1,974	91,752
SECURITY	NUMBER OF SHARES	VALUE ($)
Regions Financial Corp.	407,797	5,925,290
Renasant Corp.	23,632	576,384
Republic Bancorp, Inc., Class A	3,781	167,082
Richmond Mutual BanCorp, Inc.	4,348	42,654
Riverview Bancorp, Inc.	6,215	33,250
S&T Bancorp, Inc.	16,257	418,780
Sandy Spring Bancorp, Inc.	19,518	399,143
SB Financial Group, Inc.	3,301	46,115
Seacoast Banking Corp. of Florida	37,995	767,879
ServisFirst Bancshares, Inc.	20,812	981,494
Shore Bancshares, Inc.	11,833	121,407
Sierra Bancorp	5,854	103,030
Simmons First National Corp., Class A	54,646	776,520
SmartFinancial, Inc.	6,197	129,207
Sound Financial Bancorp, Inc.	596	21,873
South Plains Financial, Inc.	5,663	151,882
Southern California Bancorp *	11,392	153,222
Southern First Bancshares, Inc. *	2,967	80,109
Southern Missouri Bancorp, Inc.	4,045	163,620
Southern States Bancshares, Inc.	2,910	67,570
Southside Bancshares, Inc.	12,464	332,789
SouthState Corp.	33,092	2,187,381
Stellar Bancorp, Inc.	19,486	423,626
Sterling Bancorp, Inc. *	9,738	53,949
Stock Yards Bancorp, Inc.	13,389	523,644
Summit Financial Group, Inc.	6,235	134,053
Summit State Bank	1,071	13,655
Synovus Financial Corp.	63,167	1,646,764
TC Bancshares, Inc.	3,005	40,297
Territorial Bancorp, Inc.	4,386	33,860
Texas Capital Bancshares, Inc. *	20,746	1,142,275
Third Coast Bancshares, Inc. *	6,287	97,511
Timberland Bancorp, Inc.	3,571	100,666
Tompkins Financial Corp.	5,291	264,973
Towne Bank	28,315	677,861
TriCo Bancshares	14,278	461,893
Triumph Financial, Inc.	9,395	584,839
Truist Financial Corp.	581,019	16,477,699
TrustCo Bank Corp.	7,608	194,232
Trustmark Corp.	26,268	528,249
U.S. Bancorp	678,819	21,640,750
UMB Financial Corp.	18,535	1,162,515
Union Bankshares, Inc.	2,125	57,354
United Bancorp, Inc.	3,371	34,013
United Bankshares, Inc.	60,481	1,720,080
United Community Banks, Inc.	53,201	1,175,210
United Security Bancshares	6,461	50,202
Unity Bancorp, Inc.	2,383	57,335
Univest Financial Corp.	12,810	213,415
USCB Financial Holdings, Inc. *	5,422	58,232
Valley National Bancorp	191,195	1,487,497
Veritex Holdings, Inc.	23,608	406,530
Virginia National Bankshares Corp.	2,256	69,327
WaFd, Inc.	28,038	691,978
Washington Trust Bancorp, Inc.	7,375	171,026
Webster Financial Corp.	75,290	2,858,761
Wells Fargo & Co.	1,592,051	63,315,868
WesBanco, Inc.	25,094	612,043
West BanCorp, Inc.	6,294	103,410
Westamerica BanCorp	11,683	551,905
Western Alliance Bancorp	48,934	2,011,187
Western New England Bancorp, Inc.	10,349	74,202
William Penn Bancorp	4,788	58,318
Wintrust Financial Corp.	27,248	2,035,153
WSFS Financial Corp.	26,068	922,807
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Zions Bancorp NA	63,860	1,970,081
		573,888,161

Capital Goods 6.3%
374Water, Inc. *	24,532	42,195
3D Systems Corp. *	57,208	213,386
3M Co.	240,189	21,845,190
A O Smith Corp.	54,738	3,818,523
AAON, Inc.	29,344	1,598,661
AAR Corp. *	14,100	836,976
Acuity Brands, Inc.	13,602	2,203,116
Advanced Drainage Systems, Inc.	30,043	3,209,494
AECOM	60,036	4,595,756
AeroVironment, Inc. *	10,943	1,254,724
AerSale Corp. *	13,422	205,222
AGCO Corp.	27,408	3,142,601
AgEagle Aerial Systems, Inc. *	81,955	8,351
Air Lease Corp., Class A	44,479	1,540,308
Alamo Group, Inc.	4,523	725,037
Albany International Corp., Class A	13,181	1,075,701
Allegion PLC	38,575	3,794,237
Allient, Inc.	6,061	167,284
Allison Transmission Holdings, Inc.	39,327	1,982,867
Alpha Pro Tech Ltd. *	5,970	23,880
Alta Equipment Group, Inc.	10,115	92,957
Ameresco, Inc., Class A *	14,647	383,019
American Superconductor Corp. *	15,966	100,027
American Woodmark Corp. *	7,275	489,098
AMETEK, Inc.	100,390	14,131,900
Amprius Technologies, Inc. *(a)	6,864	19,974
API Group Corp. *	90,411	2,338,933
Apogee Enterprises, Inc.	9,815	421,260
Applied Industrial Technologies, Inc.	16,678	2,560,240
Archer Aviation, Inc., Class A *(a)	64,194	304,922
Arcosa, Inc.	21,785	1,504,690
Argan, Inc.	5,730	262,090
Armstrong World Industries, Inc.	19,307	1,465,208
Array Technologies, Inc. *	60,932	1,055,952
Astec Industries, Inc.	9,833	393,713
Astra Space, Inc. *	7,403	5,914
Astronics Corp. *	12,013	184,159
Atkore, Inc. *	16,714	2,077,216
Axon Enterprise, Inc. *	30,521	6,241,239
AZEK Co., Inc., Class A *	64,846	1,698,965
AZZ, Inc.	11,203	529,566
Babcock & Wilcox Enterprises, Inc. *	30,009	78,924
Barnes Group, Inc.	21,513	447,255
Beacon Roofing Supply, Inc. *	23,620	1,681,035
Beam Global *(a)	3,328	18,237
Blink Charging Co. *(a)	21,494	51,156
Bloom Energy Corp., Class A *	91,759	954,294
Blue Bird Corp. *	7,221	131,494
BlueLinx Holdings, Inc. *	3,850	273,774
Boeing Co. *	246,725	46,093,165
Boise Cascade Co.	16,895	1,583,906
Bowman Consulting Group Ltd., Class A *	3,474	92,304
Broadwind, Inc. *	7,298	19,121
Builders FirstSource, Inc. *	54,165	5,877,986
BWX Technologies, Inc.	40,184	2,984,868
Cadre Holdings, Inc.	6,467	181,399
Carlisle Cos., Inc.	21,626	5,494,950
Carrier Global Corp.	364,880	17,390,181
Caterpillar, Inc.	221,979	50,178,353
ChargePoint Holdings, Inc. *(a)	132,752	337,190
Chart Industries, Inc. *	18,137	2,108,064
CNH Industrial NV	425,011	4,666,621
SECURITY	NUMBER OF SHARES	VALUE ($)
Columbus McKinnon Corp.	11,948	365,250
Comfort Systems USA, Inc.	15,740	2,862,319
Commercial Vehicle Group, Inc. *	13,417	93,516
Concrete Pumping Holdings, Inc. *	9,442	66,377
Construction Partners, Inc., Class A *	19,811	761,733
Core & Main, Inc., Class A *	45,606	1,371,828
CPI Aerostructures, Inc. *	9,173	27,712
Crane Co.	21,790	2,120,821
CSW Industrials, Inc.	6,682	1,184,451
Cummins, Inc.	61,832	13,374,262
Curtiss-Wright Corp.	16,857	3,351,340
Custom Truck One Source, Inc. *	24,214	139,715
Deere & Co.	118,647	43,348,868
Desktop Metal, Inc., Class A *(a)	101,606	88,031
Distribution Solutions Group, Inc. *	4,920	148,338
Donaldson Co., Inc.	53,496	3,084,579
Douglas Dynamics, Inc.	10,577	256,810
Dover Corp.	60,693	7,887,055
Ducommun, Inc. *	6,692	320,145
DXP Enterprises, Inc. *	6,811	222,039
Dycom Industries, Inc. *	12,629	1,075,738
Eastern Co.	1,809	29,396
Eaton Corp. PLC	173,617	36,096,710
EMCOR Group, Inc.	20,265	4,187,762
Emerson Electric Co.	248,896	22,144,277
Encore Wire Corp.	7,565	1,352,849
Energy Recovery, Inc. *	23,814	361,973
Energy Vault Holdings, Inc. *(a)	35,879	72,117
Enerpac Tool Group Corp., Class A	24,176	684,181
EnerSys	17,485	1,496,366
Enovix Corp. *(a)	58,328	519,702
EnPro Industries, Inc.	8,888	987,101
Eos Energy Enterprises, Inc. *	51,020	89,795
Esab Corp.	24,750	1,566,675
ESCO Technologies, Inc.	10,984	1,067,864
Eve Holding, Inc. *	13,706	102,795
EVI Industries, Inc.	2,765	71,143
Fastenal Co.	249,285	14,543,287
Federal Signal Corp.	27,302	1,584,608
Ferguson PLC	88,645	13,314,479
Flowserve Corp.	56,151	2,061,865
Fluence Energy, Inc. *	15,762	272,998
Fluor Corp. *	63,458	2,112,517
Flux Power Holdings, Inc. *	3,973	12,992
Fortive Corp.	153,743	10,036,343
Fortune Brands Innovations, Inc.	55,721	3,109,232
Franklin Electric Co., Inc.	17,679	1,533,123
FreightCar America, Inc. *	5,033	13,287
FTAI Aviation Ltd.	42,202	1,587,217
FTC Solar, Inc. *	19,667	21,044
FuelCell Energy, Inc. *(a)	175,423	191,211
Gates Industrial Corp. PLC *	62,527	682,795
GATX Corp.	15,221	1,591,812
Gencor Industries, Inc. *	3,418	48,536
Generac Holdings, Inc. *	27,474	2,309,739
General Dynamics Corp.	98,612	23,796,062
General Electric Co.	473,587	51,445,756
Gibraltar Industries, Inc. *	13,337	811,690
Global Industrial Co.	6,777	216,525
GMS, Inc. *	17,591	1,028,722
Gorman-Rupp Co.	9,748	288,053
Graco, Inc.	73,526	5,466,658
GrafTech International Ltd.	82,134	283,362
Graham Corp. *	4,043	63,030
Granite Construction, Inc.	18,734	758,352
Great Lakes Dredge & Dock Corp. *	30,154	229,170
Greenbrier Cos., Inc.	15,526	537,044
Griffon Corp.	17,893	714,646
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
H&E Equipment Services, Inc.	14,463	588,933
Hayward Holdings, Inc. *	54,969	577,175
HEICO Corp.	43,936	6,959,902
Helios Technologies, Inc.	13,876	717,667
Herc Holdings, Inc.	12,367	1,320,672
Hexcel Corp.	37,494	2,321,628
Hillenbrand, Inc.	29,737	1,130,898
Hillman Solutions Corp. *	86,449	567,105
Honeywell International, Inc.	288,910	52,945,647
Howmet Aerospace, Inc.	169,951	7,494,839
Hubbell, Inc., Class B	23,307	6,295,221
Hudson Technologies, Inc. *	17,443	224,666
Huntington Ingalls Industries, Inc.	17,184	3,777,387
Hurco Cos., Inc.	3,214	64,280
Hydrofarm Holdings Group, Inc. *	27,153	27,110
Hyliion Holdings Corp. *	54,325	32,394
Hyster-Yale Materials Handling, Inc.	4,451	178,085
Hyzon Motors, Inc. *	59,135	46,125
Ideal Power, Inc. *	3,471	25,928
IDEX Corp.	32,770	6,272,506
IES Holdings, Inc. *	3,807	236,910
Illinois Tool Works, Inc.	119,737	26,835,456
Ingersoll Rand, Inc.	176,692	10,721,671
INNOVATE Corp. *	23,119	28,205
Innovative Solutions & Support, Inc. *	6,865	50,046
Insteel Industries, Inc.	8,973	250,436
Intuitive Machines, Inc. *	4,780	14,292
ITT, Inc.	35,365	3,301,323
Janus International Group, Inc. *	42,467	397,491
JELD-WEN Holding, Inc. *	35,262	399,518
John Bean Technologies Corp.	13,560	1,410,511
Johnson Controls International PLC	296,219	14,520,655
Kadant, Inc.	5,113	1,124,860
Kaman Corp.	12,339	229,629
Karat Packaging, Inc.	3,014	62,179
Kennametal, Inc.	34,295	792,557
Kratos Defense & Security Solutions, Inc. *	54,273	925,355
KULR Technology Group, Inc. *	32,998	9,546
L B Foster Co., Class A *	5,290	103,790
L3Harris Technologies, Inc.	82,382	14,780,155
Lennox International, Inc.	13,796	5,111,970
Leonardo DRS, Inc. *	21,532	410,615
Limbach Holdings, Inc. *	4,683	139,553
Lincoln Electric Holdings, Inc.	25,229	4,410,029
Lindsay Corp.	4,679	584,501
Lockheed Martin Corp.	97,526	44,339,221
LS Starrett Co., Class A *	2,865	28,851
LSI Industries, Inc.	12,912	192,131
Luxfer Holdings PLC	12,212	100,993
Manitex International, Inc. *	9,465	37,955
Manitowoc Co., Inc. *	15,925	203,840
Markforged Holding Corp. *	47,003	30,373
Masco Corp.	98,158	5,113,050
Masonite International Corp. *	9,341	739,247
MasTec, Inc. *	25,998	1,545,321
Masterbrand, Inc. *	54,311	603,395
Matrix Service Co. *	10,847	126,368
Mayville Engineering Co., Inc. *	3,327	40,223
McGrath RentCorp	10,367	1,042,920
MDU Resources Group, Inc.	87,691	1,631,930
Mega Matrix Corp. *	24,173	17,376
Mercury Systems, Inc. *	22,496	809,406
Microvast Holdings, Inc. *	86,292	106,139
Middleby Corp. *	22,968	2,592,398
Miller Industries, Inc.	5,104	185,632
Momentus, Inc., Class A *(a)	1,099	3,901
Moog, Inc., Class A	12,101	1,404,321
SECURITY	NUMBER OF SHARES	VALUE ($)
MRC Global, Inc. *	35,400	372,054
MSC Industrial Direct Co., Inc., Class A	21,058	1,995,246
Mueller Industries, Inc.	49,884	1,881,126
Mueller Water Products, Inc., Class A	66,450	821,987
MYR Group, Inc. *	7,153	828,532
National Presto Industries, Inc.	2,215	165,571
Nauticus Robotics, Inc. *(a)	9,395	17,851
NeoVolta, Inc. *(a)	12,964	27,484
Net Power, Inc. *(a)	11,532	152,453
NEXTracker, Inc., Class A *	21,934	762,426
Nikola Corp. *(a)	326,966	353,123
NN, Inc. *	28,401	51,122
Nordson Corp.	23,479	4,991,401
Northrop Grumman Corp.	61,885	29,174,446
Northwest Pipe Co. *	4,286	116,836
NOW, Inc. *	46,130	508,353
NuScale Power Corp. *(a)	18,303	61,864
nVent Electric PLC	72,676	3,497,896
Ocean Power Technologies, Inc. *	48,625	14,490
Omega Flex, Inc.	1,422	103,906
Optex Systems Holdings, Inc. *	1,633	6,369
Orion Energy Systems, Inc. *	16,987	16,987
Orion Group Holdings, Inc. *	16,674	80,035
Oshkosh Corp.	28,150	2,469,600
Otis Worldwide Corp.	179,552	13,863,210
Owens Corning	38,859	4,405,445
PACCAR, Inc.	227,081	18,740,995
Park Aerospace Corp.	8,310	121,991
Parker-Hannifin Corp.	55,826	20,594,770
Park-Ohio Holdings Corp.	3,931	89,155
Pentair PLC	72,070	4,188,708
Perma-Pipe International Holdings, Inc. *	3,363	22,229
PGT Innovations, Inc. *	25,562	765,326
Plug Power, Inc. *(a)	232,674	1,370,450
Powell Industries, Inc.	4,127	316,335
Preformed Line Products Co.	1,284	173,789
Primoris Services Corp.	23,266	699,376
Proto Labs, Inc. *	11,556	272,837
Quanex Building Products Corp.	14,804	397,487
Quanta Services, Inc.	63,076	10,541,261
RBC Bearings, Inc. *	12,479	2,743,383
Redwire Corp. *(a)	10,290	27,577
Regal Rexnord Corp.	28,905	3,422,641
Resideo Technologies, Inc. *	63,274	916,208
REV Group, Inc.	13,601	193,678
Rocket Lab USA, Inc. *	115,703	489,424
Rockwell Automation, Inc.	49,860	13,103,707
RTX Corp.	633,340	51,547,543
Rush Enterprises, Inc., Class A	27,445	976,493
Rush Enterprises, Inc., Class B	4,245	171,668
Sarcos Technology & Robotics Corp. *	16,115	8,222
Sensata Technologies Holding PLC	65,693	2,094,293
SES AI Corp. *	59,899	108,417
Shoals Technologies Group, Inc., Class A *	72,821	1,118,531
Shyft Group, Inc.	13,268	145,683
Simpson Manufacturing Co., Inc.	18,782	2,501,387
SiteOne Landscape Supply, Inc. *	19,687	2,712,278
SKYX Platforms Corp. *	16,813	26,733
Snap-on, Inc.	23,067	5,949,902
Southland Holdings, Inc. *(a)	4,155	26,177
Spirit AeroSystems Holdings, Inc., Class A *	44,832	1,013,203
SPX Technologies, Inc. *	19,627	1,572,515
Standex International Corp.	5,059	726,321
Stanley Black & Decker, Inc.	66,959	5,694,863
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Stem, Inc. *(a)	64,349	217,500
Sterling Infrastructure, Inc. *	13,007	947,560
SunPower Corp. *(a)	35,778	152,772
Sunrun, Inc. *	92,678	894,343
Sunworks, Inc. *	17,256	5,872
Symbotic, Inc. *(a)	6,367	216,669
Taylor Devices, Inc. *	2,017	44,661
TechPrecision Corp. *	4,478	32,376
Tecnoglass, Inc.	8,161	266,701
Tennant Co.	8,134	603,705
Terex Corp.	29,185	1,336,673
Terran Orbital Corp. *(a)	23,493	18,769
Textron, Inc.	85,830	6,523,080
Thermon Group Holdings, Inc. *	14,491	386,765
Timken Co.	28,359	1,960,174
Titan International, Inc. *	20,997	238,526
Titan Machinery, Inc. *	8,199	203,663
Toro Co.	45,758	3,699,077
TPI Composites, Inc. *	19,088	44,093
Trane Technologies PLC	99,143	18,867,904
Transcat, Inc. *	2,965	266,909
TransDigm Group, Inc. *	24,037	19,904,799
Trex Co., Inc. *	48,094	2,703,364
Trinity Industries, Inc.	34,521	719,072
Triumph Group, Inc. *	38,079	284,069
Tutor Perini Corp. *	18,907	136,319
Twin Disc, Inc. *	5,599	76,930
UFP Industries, Inc.	26,688	2,539,897
Ultralife Corp. *	6,691	49,647
United Rentals, Inc.	29,616	12,032,092
Urban-Gro, Inc. *	4,382	5,916
V2X, Inc. *	4,770	243,604
Valmont Industries, Inc.	9,070	1,785,974
Velo3D, Inc. *(a)	23,266	30,711
Veritiv Corp.	5,972	1,011,717
Vertiv Holdings Co., Class A	151,898	5,965,034
Vicor Corp. *	9,399	364,117
Virgin Galactic Holdings, Inc. *	152,772	226,103
VirTra, Inc. *	3,586	16,962
Wabash National Corp.	19,725	408,110
Watsco, Inc.	14,687	5,124,147
Watts Water Technologies, Inc., Class A	11,711	2,026,120
WESCO International, Inc.	19,326	2,477,593
Westinghouse Air Brake Technologies Corp.	78,117	8,281,964
Westwater Resources, Inc. *	34,475	20,685
Willis Lease Finance Corp. *	1,159	51,784
WillScot Mobile Mini Holdings Corp. *	85,819	3,382,127
Woodward, Inc.	26,487	3,302,929
WW Grainger, Inc.	19,344	14,117,832
Xometry, Inc., Class A *	18,299	266,250
Xylem, Inc.	104,792	9,802,244
Zurn Elkay Water Solutions Corp.	61,936	1,638,827
		1,120,401,128

Commercial & Professional Services 1.7%
ABM Industries, Inc.	28,429	1,118,397
ACCO Brands Corp.	38,516	194,891
Acme United Corp.	1,454	48,709
ACV Auctions, Inc., Class A *	61,272	816,756
Alight, Inc., Class A *	157,521	1,045,939
Aqua Metals, Inc. *	23,651	19,455
ARC Document Solutions, Inc.	19,042	52,937
Aris Water Solutions, Inc., Class A	14,973	125,025
ASGN, Inc. *	21,209	1,770,103
Asure Software, Inc. *	7,413	62,714
SECURITY	NUMBER OF SHARES	VALUE ($)
Automatic Data Processing, Inc.	179,268	39,119,863
Barrett Business Services, Inc.	3,084	282,063
BGSF, Inc.	6,465	59,931
Blacksky Technology, Inc. *(a)	43,595	51,878
Booz Allen Hamilton Holding Corp., Class A	56,756	6,806,747
Brady Corp., Class A	19,596	1,008,410
BrightView Holdings, Inc. *	19,228	129,597
Brink's Co.	19,911	1,331,249
Broadridge Financial Solutions, Inc.	51,511	8,789,837
CACI International, Inc., Class A *	9,806	3,184,597
Casella Waste Systems, Inc., Class A *	25,307	1,909,413
CBIZ, Inc. *	21,058	1,094,174
CECO Environmental Corp. *	12,430	201,117
Ceridian HCM Holding, Inc. *	67,657	4,330,725
Cimpress PLC *	8,208	489,771
Cintas Corp.	37,692	19,114,367
Clarivate PLC *	188,317	1,201,462
Clean Harbors, Inc. *	21,609	3,320,655
Concentrix Corp.	18,956	1,444,637
Conduent, Inc. *	68,566	218,726
Copart, Inc. *	378,220	16,460,134
CoreCivic, Inc. *	49,662	630,707
CRA International, Inc.	2,904	282,007
CSG Systems International, Inc.	12,935	606,134
Deluxe Corp.	19,740	336,567
DLH Holdings Corp. *	3,968	54,282
Driven Brands Holdings, Inc. *	23,892	271,891
Dun & Bradstreet Holdings, Inc.	103,398	905,766
Ennis, Inc.	10,401	222,165
Enviri Corp. *	34,248	196,584
Equifax, Inc.	53,157	9,013,832
ExlService Holdings, Inc. *	71,740	1,873,131
Exponent, Inc.	22,633	1,658,773
First Advantage Corp.	24,470	318,355
FiscalNote Holdings, Inc. *	31,549	41,960
Forrester Research, Inc. *	4,414	102,405
Franklin Covey Co. *	5,263	207,415
FTI Consulting, Inc. *	14,805	3,142,509
GEE Group, Inc. *	66,522	35,722
Genpact Ltd.	72,608	2,435,272
GEO Group, Inc. *	52,634	460,021
Healthcare Services Group, Inc.	33,424	317,528
Heidrick & Struggles International, Inc.	8,008	194,915
HireQuest, Inc.	1,724	26,274
HireRight Holdings Corp. *	8,556	78,801
HNI Corp.	20,010	694,147
Hudson Global, Inc. *	1,522	22,328
Huron Consulting Group, Inc. *	8,075	802,332
ICF International, Inc.	7,219	914,864
Innodata, Inc. *	11,159	83,693
Insperity, Inc.	15,439	1,634,064
Interface, Inc., Class A	23,118	205,519
Jacobs Solutions, Inc.	55,086	7,342,964
KBR, Inc.	59,922	3,484,464
Kelly Services, Inc., Class A	14,539	259,521
Kforce, Inc.	8,111	495,095
Knightscope, Inc., Class A *	18,211	12,047
Korn Ferry	22,604	1,028,934
LanzaTech Global, Inc. *(a)	41,157	144,873
Legalzoom.com, Inc. *	49,739	495,898
Leidos Holdings, Inc.	60,041	5,951,264
Liquidity Services, Inc. *	10,485	202,046
ManpowerGroup, Inc.	21,518	1,505,614
Mastech Digital, Inc. *	3,073	26,889
Matthews International Corp., Class A	12,972	459,728
Maximus, Inc.	26,071	1,948,025
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
MillerKnoll, Inc.	32,897	773,080
Mistras Group, Inc. *	7,028	38,443
Montrose Environmental Group, Inc. *	11,954	276,376
MSA Safety, Inc.	16,258	2,566,813
NL Industries, Inc.	5,834	29,053
NV5 Global, Inc. *	5,244	494,771
Odyssey Marine Exploration, Inc., Class B *	9,740	36,135
OPENLANE, Inc. *	46,068	618,693
Parsons Corp. *	17,738	1,003,084
Paychex, Inc.	139,758	15,520,126
Paycom Software, Inc.	21,568	5,283,513
Paycor HCM, Inc. *	29,019	626,230
Paylocity Holding Corp. *	18,726	3,359,444
Performant Financial Corp. *	24,843	57,884
Perma-Fix Environmental Services, Inc. *	5,410	50,313
Pitney Bowes, Inc.	72,387	233,810
Planet Labs PBC *	85,241	184,121
Quad/Graphics, Inc. *	10,911	53,355
Quest Resource Holding Corp. *	7,972	57,797
RB Global, Inc.	79,590	5,205,186
RCM Technologies, Inc. *	3,160	62,631
Republic Services, Inc., Class A	89,657	13,313,168
Resources Connection, Inc.	13,566	182,734
Robert Half, Inc.	46,821	3,500,806
Rollins, Inc.	121,743	4,578,754
Science Applications International Corp.	23,132	2,526,940
SP Plus Corp. *	8,590	434,053
Spire Global, Inc. *	4,765	17,297
SS&C Technologies Holdings, Inc.	94,298	4,738,475
Steel Connect, Inc. *	3,096	28,205
Steelcase, Inc., Class A	41,203	449,525
Stericycle, Inc. *	39,698	1,637,146
Sterling Check Corp. *	9,867	110,313
TaskUS, Inc., Class A *	10,367	96,206
Team, Inc. *	2,284	19,117
Tetra Tech, Inc.	23,354	3,524,352
TransUnion	83,988	3,685,393
TriNet Group, Inc. *	14,527	1,492,649
TrueBlue, Inc. *	14,017	155,168
TTEC Holdings, Inc.	8,462	174,148
UniFirst Corp.	6,373	1,047,912
Upwork, Inc. *	54,356	568,020
Veralto Corp. *	94,939	6,550,791
Verisk Analytics, Inc., Class A	63,096	14,345,507
Verra Mobility Corp., Class A *	74,041	1,463,791
Vestis Corp. *	56,611	865,582
Viad Corp. *	9,565	231,760
VSE Corp.	6,424	345,611
Waste Management, Inc.	160,391	26,357,053
Where Food Comes From, Inc. *	1,066	14,391
Willdan Group, Inc. *	5,928	104,570
		296,021,899

Consumer Discretionary Distribution & Retail 5.2%
1-800-Flowers.com, Inc., Class A *	11,856	89,039
1stdibs.com, Inc. *	9,755	41,069
Aaron's Co., Inc.	12,845	95,181
Abercrombie & Fitch Co., Class A *	21,705	1,320,098
Academy Sports & Outdoors, Inc.	33,236	1,490,302
Advance Auto Parts, Inc.	26,209	1,363,654
Amazon.com, Inc. *	3,950,249	525,738,639
AMCON Distributing Co.	430	84,280
American Eagle Outfitters, Inc.	79,500	1,388,865
America's Car-Mart, Inc. *	2,651	177,564
SECURITY	NUMBER OF SHARES	VALUE ($)
Arhaus, Inc. *	18,293	157,686
Arko Corp.	30,423	229,694
Asbury Automotive Group, Inc. *	8,789	1,681,951
AutoNation, Inc. *	11,624	1,512,050
AutoZone, Inc. *	7,908	19,589,144
BARK, Inc. *	57,147	61,147
Barnes & Noble Education, Inc. *	11,885	12,123
Bath & Body Works, Inc.	100,703	2,985,844
Best Buy Co., Inc.	84,547	5,649,431
Big 5 Sporting Goods Corp. (a)	12,375	87,367
Big Lots, Inc.	11,917	54,342
Boot Barn Holdings, Inc. *	12,699	882,580
Brilliant Earth Group, Inc., Class A *	4,000	11,640
Buckle, Inc.	12,881	434,991
Build-A-Bear Workshop, Inc.	4,907	121,694
Burlington Stores, Inc. *	28,439	3,441,972
Caleres, Inc.	14,963	382,754
Camping World Holdings, Inc., Class A	17,775	297,731
CarMax, Inc. *	69,113	4,222,113
CarParts.com, Inc. *	19,856	56,192
Carvana Co., Class A *(a)	41,777	1,127,979
Cato Corp., Class A	7,948	56,669
Chewy, Inc., Class A *	50,757	981,133
Chico's FAS, Inc. *	51,645	386,305
Children's Place, Inc. *	5,140	140,682
Citi Trends, Inc. *	3,328	80,205
Container Store Group, Inc. *	14,357	26,560
ContextLogic, Inc., Class A *(a)	9,687	37,973
Designer Brands, Inc., Class A	22,662	229,113
Destination XL Group, Inc. *	23,026	95,788
Dick's Sporting Goods, Inc.	27,007	2,888,399
Dillard's, Inc., Class A	1,388	430,905
Duluth Holdings, Inc., Class B *	5,930	29,828
eBay, Inc.	231,533	9,083,040
Envela Corp. *	4,047	15,864
Etsy, Inc. *	54,215	3,377,594
EVgo, Inc., Class A *	53,220	109,899
Express, Inc. *(a)	2,375	21,137
Five Below, Inc. *	24,340	4,234,673
Floor & Decor Holdings, Inc., Class A *	46,494	3,831,106
Foot Locker, Inc.	33,338	699,765
GameStop Corp., Class A *(a)	116,868	1,609,272
Gap, Inc.	90,320	1,156,096
Genesco, Inc. *	5,301	145,300
Genuine Parts Co.	60,750	7,828,245
Group 1 Automotive, Inc.	6,053	1,527,353
Groupon, Inc., Class A *(a)	10,000	127,900
Grove Collaborative Holdings *(a)	30,520	48,832
GrowGeneration Corp. *	25,514	52,049
Guess?, Inc.	12,378	266,127
Haverty Furniture Cos., Inc.	5,993	156,118
Hibbett, Inc.	5,232	241,038
Home Depot, Inc.	437,471	124,543,619
J Jill, Inc. *	1,560	44,694
Kirkland's, Inc. *(a)	6,028	9,645
Kohl's Corp.	47,586	1,073,064
Lands' End, Inc. *	4,426	27,795
Lazydays Holdings, Inc. *	5,770	36,409
Leslie's, Inc. *	81,713	403,662
Lithia Motors, Inc., Class A	12,151	2,943,094
LKQ Corp.	116,291	5,107,501
LL Flooring Holdings, Inc. *	17,182	55,670
Lowe's Cos., Inc.	254,979	48,591,348
Macy's, Inc.	117,487	1,430,992
MarineMax, Inc. *	9,973	273,061
Monro, Inc.	13,330	330,851
Murphy USA, Inc.	8,746	3,172,087
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
National Vision Holdings, Inc. *	33,045	513,519
Nordstrom, Inc.	41,618	581,820
ODP Corp. *	14,773	663,603
Ollie's Bargain Outlet Holdings, Inc. *	26,937	2,080,614
OneWater Marine, Inc., Class A *	4,282	96,902
O'Reilly Automotive, Inc. *	26,283	24,454,754
Overstock.com, Inc. *	19,472	303,763
Penske Automotive Group, Inc.	8,480	1,213,318
Petco Health & Wellness Co., Inc., Class A *	33,512	115,951
PetMed Express, Inc.	10,374	71,477
Pool Corp.	16,980	5,361,775
RealReal, Inc. *	43,796	60,001
Rent the Runway, Inc., Class A *	22,080	11,855
Revolve Group, Inc. *	18,087	248,696
RH *	6,720	1,464,691
Ross Stores, Inc.	148,150	17,180,955
RumbleON, Inc., Class B *(a)	6,108	38,908
Sally Beauty Holdings, Inc. *	44,879	381,471
Savers Value Village, Inc. *	10,670	159,730
Shoe Carnival, Inc.	7,662	175,307
Signet Jewelers Ltd.	19,313	1,348,627
Sleep Number Corp. *	9,204	149,749
Sonic Automotive, Inc., Class A	6,954	332,749
Sportsman's Warehouse Holdings, Inc. *	14,642	74,528
Stitch Fix, Inc., Class A *	35,867	117,644
Tandy Leather Factory, Inc. *	3,329	13,982
ThredUp, Inc., Class A *	31,702	102,080
Tile Shop Holdings, Inc. *	15,152	83,184
Tilly's, Inc., Class A *	9,759	79,048
TJX Cos., Inc.	500,070	44,041,165
Tractor Supply Co.	47,495	9,145,637
Ulta Beauty, Inc. *	21,587	8,231,339
Upbound Group, Inc.	18,453	480,885
Urban Outfitters, Inc. *	25,860	895,273
Valvoline, Inc.	59,821	1,774,889
Victoria's Secret & Co. *	34,060	608,993
Vroom, Inc. *	52,000	42,120
Warby Parker, Inc., Class A *	32,957	427,782
Wayfair, Inc., Class A *	39,254	1,672,613
Weyco Group, Inc.	3,125	90,375
Williams-Sonoma, Inc.	27,838	4,182,381
Winmark Corp.	1,169	471,481
Zumiez, Inc. *	6,961	114,369
		932,407,579

Consumer Durables & Apparel 1.2%
Acushnet Holdings Corp.	13,529	689,438
Allbirds, Inc., Class A *	39,597	34,243
American Outdoor Brands, Inc. *	6,310	56,033
AMMO, Inc. *	41,078	119,537
Aterian, Inc. *	39,259	10,800
Bassett Furniture Industries, Inc.	4,101	63,114
Beazer Homes USA, Inc. *	12,137	293,594
Brunswick Corp.	30,217	2,099,175
Capri Holdings Ltd. *	50,432	2,581,110
Carter's, Inc.	16,335	1,097,059
Cavco Industries, Inc. *	3,534	881,768
Century Communities, Inc.	12,516	769,734
Clarus Corp.	11,806	68,357
Columbia Sportswear Co.	15,285	1,128,033
Cricut, Inc., Class A (a)	21,338	182,013
Crocs, Inc. *	26,530	2,369,660
Crown Crafts, Inc.	5,621	23,664
Culp, Inc. *	2,586	14,145
Deckers Outdoor Corp. *	11,484	6,856,637
SECURITY	NUMBER OF SHARES	VALUE ($)
Delta Apparel, Inc. *	1,907	15,962
DR Horton, Inc.	132,730	13,857,012
Dream Finders Homes, Inc., Class A *	8,602	169,373
Escalade, Inc.	3,803	64,803
Ethan Allen Interiors, Inc.	10,573	277,647
Figs, Inc., Class A *	52,953	291,771
Flexsteel Industries, Inc.	2,656	51,287
Fossil Group, Inc. *	19,967	31,149
Funko, Inc., Class A *	14,201	109,490
Garmin Ltd.	66,621	6,830,651
G-III Apparel Group Ltd. *	17,626	450,344
GoPro, Inc., Class A *	54,737	137,390
Green Brick Partners, Inc. *	11,324	438,239
Hamilton Beach Brands Holding Co., Class A	3,706	45,658
Hanesbrands, Inc.	148,070	620,413
Hasbro, Inc.	56,075	2,531,786
Helen of Troy Ltd. *	10,307	1,013,384
Hooker Furnishings Corp.	5,571	93,147
Hovnanian Enterprises, Inc., Class A *	2,021	140,419
Installed Building Products, Inc.	10,180	1,136,801
iRobot Corp. *	11,608	382,251
JAKKS Pacific, Inc. *	2,200	36,894
Johnson Outdoors, Inc., Class A	2,681	127,482
KB Home	34,561	1,527,596
Kontoor Brands, Inc.	21,676	1,006,850
Lakeland Industries, Inc.	3,608	52,713
Landsea Homes Corp. *	6,542	48,672
Latham Group, Inc. *	20,641	47,268
La-Z-Boy, Inc.	19,021	556,174
Legacy Housing Corp. *	4,652	86,109
Leggett & Platt, Inc.	57,945	1,357,651
Lennar Corp., Class A	115,352	12,305,751
Levi Strauss & Co., Class A	43,160	589,997
LGI Homes, Inc. *	9,067	856,922
Lifetime Brands, Inc.	5,690	30,385
Live Ventures, Inc. *	537	14,870
Lovesac Co. *	6,938	114,199
Lululemon Athletica, Inc. *	50,423	19,840,442
M/I Homes, Inc. *	11,942	980,080
Malibu Boats, Inc., Class A *	8,904	388,392
Marine Products Corp.	5,165	50,307
MasterCraft Boat Holdings, Inc. *	7,841	160,270
Mattel, Inc. *	156,329	2,982,757
MDC Holdings, Inc.	25,745	977,023
Meritage Homes Corp.	15,753	1,796,157
Mohawk Industries, Inc. *	22,924	1,842,631
Movado Group, Inc.	6,936	193,237
Newell Brands, Inc.	169,930	1,141,930
NIKE, Inc., Class B	533,068	54,783,398
NVR, Inc. *	1,412	7,642,619
Oxford Industries, Inc.	6,214	524,462
Peloton Interactive, Inc., Class A *	145,342	691,828
Polaris, Inc.	23,112	1,997,339
PulteGroup, Inc.	95,014	6,992,080
Purple Innovation, Inc., Class A	27,507	26,682
PVH Corp.	26,860	1,997,041
Ralph Lauren Corp., Class A	17,382	1,955,996
Rocky Brands, Inc.	2,880	35,366
Skechers USA, Inc., Class A *	59,269	2,857,951
Skyline Champion Corp. *	22,950	1,345,559
Smith & Wesson Brands, Inc.	20,549	302,687
Snap One Holdings Corp. *	8,443	63,238
Solo Brands, Inc., Class A *	14,864	57,226
Sonos, Inc. *	54,410	586,540
Steven Madden Ltd.	30,191	989,963
Sturm Ruger & Co., Inc.	7,968	441,029
Superior Group of Cos., Inc.	5,398	43,184
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Tapestry, Inc.	102,456	2,823,687
Taylor Morrison Home Corp., Class A *	46,849	1,795,254
Tempur Sealy International, Inc.	73,834	2,948,192
Toll Brothers, Inc.	47,297	3,344,371
TopBuild Corp. *	13,942	3,189,372
Topgolf Callaway Brands Corp. *	60,859	743,697
Traeger, Inc. *	23,917	62,902
Tri Pointe Homes, Inc. *	43,323	1,085,674
Tupperware Brands Corp. *(a)	19,817	40,427
Under Armour, Inc., Class A *	168,301	1,152,862
Unifi, Inc. *	5,875	39,480
United Homes Group, Inc. *	3,328	22,298
Universal Electronics, Inc. *	5,590	43,882
Vera Bradley, Inc. *	11,087	81,157
VF Corp.	142,246	2,095,284
Vista Outdoor, Inc. *	23,977	602,302
Vizio Holding Corp., Class A *	45,618	232,196
VOXX International Corp., Class A *	5,522	50,637
Whirlpool Corp.	23,591	2,466,675
Wolverine World Wide, Inc.	33,611	270,569
YETI Holdings, Inc. *	38,879	1,653,135
Yunhong Green CTI Ltd. *	20,213	55,788
		205,273,879

Consumer Services 2.3%
Accel Entertainment, Inc., Class A *	23,774	234,174
ADT, Inc.	94,955	537,445
Adtalem Global Education, Inc. *	18,725	969,955
Airbnb, Inc., Class A *	185,627	21,957,818
American Public Education, Inc. *	19,174	79,956
Aramark	113,223	3,049,095
Bally's Corp. *	11,844	108,017
Beachbody Co., Inc. *	60,569	12,592
Biglari Holdings, Inc., Class B *	514	75,954
BJ's Restaurants, Inc. *	10,196	262,241
Bloomin' Brands, Inc.	36,977	863,043
Bluegreen Vacations Holding Corp., Class A	4,616	154,682
Booking Holdings, Inc. *	15,531	43,324,656
Bowlero Corp. *(a)	23,768	239,819
Boyd Gaming Corp.	30,860	1,705,015
Bright Horizons Family Solutions, Inc. *	24,905	1,844,464
Brinker International, Inc. *	18,764	636,475
Caesars Entertainment, Inc. *	94,159	3,756,003
Canterbury Park Holding Corp.	1,452	28,677
Carnival Corp. *	436,703	5,004,616
Carriage Services, Inc., Class A	5,752	124,243
Carrols Restaurant Group, Inc. *	16,994	97,716
Cava Group, Inc. *(a)	6,946	219,424
Century Casinos, Inc. *	13,792	60,409
Cheesecake Factory, Inc.	20,167	626,589
Chegg, Inc. *	50,436	379,783
Chipotle Mexican Grill, Inc., Class A *	12,017	23,339,417
Choice Hotels International, Inc.	10,607	1,172,074
Churchill Downs, Inc.	29,675	3,259,502
Chuy's Holdings, Inc. *	8,171	275,036
Coursera, Inc. *	45,455	788,190
Cracker Barrel Old Country Store, Inc.	9,479	629,026
Darden Restaurants, Inc.	52,761	7,678,308
Dave & Buster's Entertainment, Inc. *	14,984	523,541
Denny's Corp. *	24,016	207,018
Dine Brands Global, Inc.	6,725	331,475
Domino's Pizza, Inc.	15,212	5,156,716
DoorDash, Inc., Class A *	130,239	9,761,413
DraftKings, Inc., Class A *	201,278	5,559,298
Duolingo, Inc. *	15,396	2,248,586
SECURITY	NUMBER OF SHARES	VALUE ($)
Dutch Bros, Inc., Class A *(a)	22,574	549,451
El Pollo Loco Holdings, Inc. *	9,086	75,868
European Wax Center, Inc., Class A *	14,659	216,513
Everi Holdings, Inc. *	38,486	415,264
Expedia Group, Inc. *	59,896	5,707,490
First Watch Restaurant Group, Inc. *	10,809	180,618
Flanigan's Enterprises, Inc.	25	710
Frontdoor, Inc. *	35,506	1,027,189
Full House Resorts, Inc. *	15,255	57,206
GAN Ltd. *	31,476	27,589
Global Business Travel Group I *(a)	25,286	124,660
Golden Entertainment, Inc.	9,398	294,721
Graham Holdings Co., Class B	1,610	931,739
Grand Canyon Education, Inc. *	12,940	1,531,190
H&R Block, Inc.	65,821	2,701,952
Hall of Fame Resort & Entertainment Co. *(a)	3,097	8,114
Hilton Grand Vacations, Inc. *	32,843	1,180,706
Hilton Worldwide Holdings, Inc.	113,962	17,268,662
Hyatt Hotels Corp., Class A	19,972	2,045,932
Inspirato, Inc. *	1,919	8,407
Inspired Entertainment, Inc. *	10,938	109,161
Jack in the Box, Inc.	8,973	566,914
Krispy Kreme, Inc.	37,458	484,332
Kura Sushi USA, Inc., Class A *	2,156	123,194
Las Vegas Sands Corp.	142,732	6,774,061
Laureate Education, Inc.	58,971	833,850
Life Time Group Holdings, Inc. *	24,073	284,543
Light & Wonder, Inc. *	40,135	2,934,270
Lincoln Educational Services Corp. *	10,639	90,964
Lindblad Expeditions Holdings, Inc. *	13,166	81,893
Marriott International, Inc., Class A	109,068	20,565,862
Marriott Vacations Worldwide Corp.	14,742	1,324,716
McDonald's Corp.	317,108	83,136,204
MGM Resorts International *	121,984	4,259,681
Mister Car Wash, Inc. *	34,014	176,873
Monarch Casino & Resort, Inc.	5,776	347,657
Mondee Holdings, Inc., Class A *(a)	17,472	64,472
Nathan's Famous, Inc.	1,235	80,843
Nerdy, Inc. *	26,826	82,624
Noodles & Co., Class A *	16,309	34,738
Norwegian Cruise Line Holdings Ltd. *	187,915	2,555,644
ONE Group Hospitality, Inc. *	12,060	53,185
OneSpaWorld Holdings Ltd. *	40,012	419,326
Papa John's International, Inc.	14,323	931,282
Penn Entertainment, Inc. *	66,091	1,303,975
Perdoceo Education Corp.	27,838	503,589
Planet Fitness, Inc., Class A *	36,462	2,015,255
Playa Hotels & Resorts NV *	52,884	382,351
PlayAGS, Inc. *	10,629	75,891
Portillo's, Inc., Class A *	18,362	274,512
Potbelly Corp. *	11,690	102,872
Rave Restaurant Group, Inc. *	45,012	100,827
RCI Hospitality Holdings, Inc.	3,668	199,943
Red Robin Gourmet Burgers, Inc. *	6,715	54,324
Red Rock Resorts, Inc., Class A	21,179	837,630
Regis Corp. *	32,822	19,168
Rover Group, Inc., Class A *	43,669	281,665
Royal Caribbean Cruises Ltd. *	102,307	8,668,472
Rush Street Interactive, Inc. *	31,726	113,262
Sabre Corp. *	140,098	490,343
SeaWorld Entertainment, Inc. *	16,942	729,861
Service Corp. International	64,904	3,532,076
Shake Shack, Inc., Class A *	15,960	894,398
Six Flags Entertainment Corp. *	32,321	643,188
Soho House & Co., Inc. *	16,810	121,032
Starbucks Corp.	498,400	45,972,416
Strategic Education, Inc.	9,508	782,604
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Stride, Inc. *	17,428	958,191
Sweetgreen, Inc., Class A *	40,339	416,702
Target Hospitality Corp. *	10,745	147,529
Texas Roadhouse, Inc., Class A	28,666	2,910,746
Travel & Leisure Co.	32,601	1,109,412
Udemy, Inc. *	40,027	357,441
Universal Technical Institute, Inc. *	13,710	119,688
Vail Resorts, Inc.	16,774	3,560,282
Wendy's Co.	72,028	1,369,973
Wingstop, Inc.	12,885	2,354,992
WW International, Inc. *	36,376	284,460
Wyndham Hotels & Resorts, Inc.	36,885	2,670,474
Wynn Resorts Ltd.	42,144	3,699,400
Xponential Fitness, Inc., Class A *	9,583	136,749
Yum! Brands, Inc.	121,929	14,736,339
		410,884,763

Consumer Staples Distribution & Retail 1.8%
Albertsons Cos., Inc., Class A	173,997	3,775,735
Andersons, Inc.	13,831	693,348
BJ's Wholesale Club Holdings, Inc. *	59,170	4,030,660
Casey's General Stores, Inc.	16,398	4,458,780
Chefs' Warehouse, Inc. *	14,908	283,699
Costco Wholesale Corp.	192,828	106,525,900
Dollar General Corp.	95,325	11,347,488
Dollar Tree, Inc. *	90,836	10,090,971
Grocery Outlet Holding Corp. *	43,207	1,195,538
HF Foods Group, Inc. *	16,494	66,636
Ingles Markets, Inc., Class A	6,246	501,054
Kroger Co.	288,055	13,069,055
Natural Grocers by Vitamin Cottage, Inc.	4,452	55,962
Performance Food Group Co. *	68,528	3,958,177
PriceSmart, Inc.	10,701	668,706
SpartanNash Co.	15,368	345,626
Sprouts Farmers Market, Inc. *	44,197	1,857,158
Sysco Corp.	219,413	14,588,770
Target Corp.	200,644	22,229,349
U.S. Foods Holding Corp. *	99,403	3,870,753
United Natural Foods, Inc. *	25,620	373,540
Village Super Market, Inc., Class A	2,371	58,018
Walgreens Boots Alliance, Inc.	311,926	6,575,400
Walmart, Inc.	621,021	101,481,042
Weis Markets, Inc.	7,027	457,458
		312,558,823

Energy 4.6%
Adams Resources & Energy, Inc.	794	25,281
Aemetis, Inc. *(a)	14,199	67,303
American Resources Corp. *	38,760	56,590
Amplify Energy Corp. *	16,372	113,785
Antero Midstream Corp.	151,508	1,869,609
Antero Resources Corp. *	122,833	3,616,204
APA Corp.	134,006	5,322,718
Archrock, Inc.	57,597	729,754
Atlas Energy Solutions, Inc., Class A	7,382	134,426
Baker Hughes Co., Class A	437,961	15,074,618
Berry Corp.	27,783	231,988
Bristow Group, Inc. *	9,727	254,264
Cactus, Inc., Class A	29,031	1,362,715
California Resources Corp.	28,025	1,473,835
Callon Petroleum Co. *	24,841	927,811
Centrus Energy Corp., Class A *	5,939	315,183
ChampionX Corp.	85,479	2,632,753
Cheniere Energy, Inc.	104,824	17,444,810
Chesapeake Energy Corp.	48,686	4,190,891
SECURITY	NUMBER OF SHARES	VALUE ($)
Chevron Corp.	772,036	112,508,806
Chord Energy Corp.	17,735	2,931,950
Civitas Resources, Inc.	37,086	2,797,397
Clean Energy Fuels Corp. *	78,451	273,794
CNX Resources Corp. *	70,699	1,535,582
Comstock Resources, Inc.	38,848	489,485
Comstock, Inc. *	59,927	25,169
ConocoPhillips	521,066	61,902,641
CONSOL Energy, Inc.	12,540	1,152,301
Core Laboratories, Inc.	20,776	445,022
Coterra Energy, Inc.	329,576	9,063,340
Crescent Energy Co., Class A	31,190	379,894
CVR Energy, Inc.	11,947	391,264
Delek U.S. Holdings, Inc.	25,894	682,307
Denbury, Inc. *	22,601	2,009,003
Devon Energy Corp.	278,458	12,967,789
Diamond Offshore Drilling, Inc. *	43,981	545,804
Diamondback Energy, Inc.	77,932	12,494,058
DMC Global, Inc. *	8,614	163,235
Dorian LPG Ltd.	14,057	449,402
Dril-Quip, Inc. *	14,876	322,214
DTE Midstream LLC.	41,697	2,250,387
Earthstone Energy, Inc., Class A *	27,723	586,896
Empire Petroleum Corp. *	3,665	30,639
Enviva, Inc.	18,962	68,642
EOG Resources, Inc.	253,360	31,986,700
Epsilon Energy Ltd.	5,425	30,977
EQT Corp.	157,219	6,662,941
Equitrans Midstream Corp.	186,653	1,655,612
Evolution Petroleum Corp.	15,426	99,189
Excelerate Energy, Inc., Class A	7,154	101,730
Expro Group Holdings NV *	37,621	592,531
Exxon Mobil Corp.	1,741,915	184,381,703
Forum Energy Technologies, Inc. *	4,222	91,913
Geospace Technologies Corp. *	3,725	44,663
Gevo, Inc. *	101,823	108,951
Granite Ridge Resources, Inc.	7,482	46,089
Green Plains, Inc. *	25,362	745,136
Gulf Island Fabrication, Inc. *	6,007	23,668
Gulfport Energy Corp. *	4,553	562,796
Hallador Energy Co. *	10,747	150,243
Halliburton Co.	391,947	15,419,195
Helix Energy Solutions Group, Inc. *	60,683	594,693
Helmerich & Payne, Inc.	44,341	1,754,573
Hess Corp.	120,247	17,363,667
HF Sinclair Corp.	63,057	3,492,097
HighPeak Energy, Inc. (a)	5,507	97,529
Houston American Energy Corp. *(a)	4,107	7,885
Independence Contract Drilling, Inc. *(a)	7,301	19,494
International Seaways, Inc.	15,418	741,452
Kinder Morgan, Inc.	841,128	13,626,274
Kinetik Holdings, Inc., Class A	7,389	261,866
KLX Energy Services Holdings, Inc. *(a)	8,329	85,622
Kodiak Gas Services, Inc. *	7,753	133,274
Kosmos Energy Ltd. *	198,763	1,439,044
Liberty Energy, Inc., Class A	69,697	1,373,031
Lightbridge Corp. *	5,562	23,917
Magnolia Oil & Gas Corp., Class A	80,926	1,816,789
Mammoth Energy Services, Inc. *	10,739	43,493
Marathon Oil Corp.	262,178	7,160,081
Marathon Petroleum Corp.	173,985	26,315,231
Matador Resources Co.	48,163	2,971,175
Murphy Oil Corp.	64,788	2,907,038
Nabors Industries Ltd. *	3,829	373,864
NACCO Industries, Inc., Class A	1,966	67,925
Natural Gas Services Group, Inc. *	4,213	61,847
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
New Fortress Energy, Inc.	28,877	874,973
Newpark Resources, Inc. *	32,811	227,052
NextDecade Corp. *	29,505	129,527
Nine Energy Service, Inc. *	5,821	20,490
Noble Corp. PLC	47,096	2,198,912
Northern Oil & Gas, Inc.	39,270	1,505,612
NOV, Inc.	169,189	3,377,012
Occidental Petroleum Corp.	289,079	17,867,973
Oceaneering International, Inc. *	43,414	954,674
Oil States International, Inc. *	29,052	210,918
ONEOK, Inc.	253,848	16,550,890
OPAL Fuels, Inc., Class A *	5,715	32,918
Overseas Shipholding Group, Inc., Class A *	30,088	147,130
Ovintiv, Inc.	110,028	5,281,344
Par Pacific Holdings, Inc. *	23,654	776,324
Patterson-UTI Energy, Inc.	136,150	1,729,105
PBF Energy, Inc., Class A	47,059	2,236,714
Peabody Energy Corp.	49,804	1,174,876
Permian Resources Corp., Class A	120,393	1,754,126
Phillips 66	193,814	22,108,363
PHX Minerals, Inc.	18,580	64,287
Pioneer Natural Resources Co.	101,447	24,245,834
PrimeEnergy Resources Corp. *	362	38,705
Profire Energy, Inc. *	27,669	51,188
ProFrac Holding Corp., Class A *	13,542	127,566
ProPetro Holding Corp. *	39,887	418,016
Range Resources Corp.	105,890	3,795,098
Ranger Energy Services, Inc.	5,075	58,921
REX American Resources Corp. *	6,150	233,762
Riley Exploration Permian, Inc.	1,796	56,843
Ring Energy, Inc. *	11,664	20,295
RPC, Inc.	36,343	302,374
SandRidge Energy, Inc.	12,685	201,057
Schlumberger NV	618,403	34,420,311
SEACOR Marine Holdings, Inc. *	10,252	142,093
Select Water Solutions, Inc.	33,094	246,219
SilverBow Resources, Inc. *	5,751	196,109
Sitio Royalties Corp., Class A	35,149	868,883
SM Energy Co.	52,363	2,111,276
Smart Sand, Inc. *	17,439	36,099
Solaris Oilfield Infrastructure, Inc., Class A	15,678	144,865
Southwestern Energy Co. *	483,892	3,450,150
Talos Energy, Inc. *	46,507	720,859
Targa Resources Corp.	97,176	8,124,885
TechnipFMC PLC	189,399	4,075,866
Tellurian, Inc. *(a)	286,293	197,542
TETRA Technologies, Inc. *	48,733	230,994
Texas Pacific Land Corp.	2,702	4,987,757
Tidewater, Inc. *	20,662	1,412,248
Transocean Ltd. *	293,473	1,942,791
U.S. Silica Holdings, Inc. *	33,313	402,088
Uranium Energy Corp. *	167,322	995,566
VAALCO Energy, Inc.	43,433	194,146
Valaris Ltd. *	27,793	1,835,450
Valero Energy Corp.	153,753	19,526,631
Vertex Energy, Inc. *	44,352	191,157
Vital Energy, Inc. *	7,911	395,866
Vitesse Energy, Inc.	10,573	250,474
W&T Offshore, Inc. *	41,992	174,267
Weatherford International PLC *	31,356	2,918,930
Williams Cos., Inc.	530,180	18,238,192
World Kinect Corp.	27,459	507,992
		825,460,042

SECURITY	NUMBER OF SHARES	VALUE ($)
Equity Real Estate Investment Trusts (REITs) 2.6%
Acadia Realty Trust	40,417	578,771
Agree Realty Corp.	42,077	2,353,787
Alexander & Baldwin, Inc.	30,000	474,000
Alexander's, Inc.	964	181,222
Alexandria Real Estate Equities, Inc.	67,546	6,290,559
Alpine Income Property Trust, Inc.	4,623	71,194
American Assets Trust, Inc.	21,772	386,453
American Homes 4 Rent, Class A	139,525	4,568,049
American Tower Corp.	202,839	36,143,881
Americold Realty Trust, Inc.	110,384	2,894,269
Apartment Income REIT Corp.	66,082	1,930,255
Apartment Investment & Management Co., Class A *	64,227	376,370
Apple Hospitality REIT, Inc.	95,824	1,502,520
Armada Hoffler Properties, Inc.	28,123	280,105
Ashford Hospitality Trust, Inc. *	12,463	26,297
AvalonBay Communities, Inc.	61,891	10,257,814
Bluerock Homes Trust, Inc. *	1,536	21,013
Boston Properties, Inc.	62,879	3,368,428
Braemar Hotels & Resorts, Inc.	24,766	64,887
Brandywine Realty Trust	80,539	301,216
Brixmor Property Group, Inc.	133,490	2,775,257
Broadstone Net Lease, Inc.	80,962	1,145,612
BRT Apartments Corp.	5,530	89,752
Camden Property Trust	46,606	3,955,917
CareTrust REIT, Inc.	42,114	906,293
CBL & Associates Properties, Inc.	10,443	216,483
Centerspace	6,268	304,499
Chatham Lodging Trust	21,672	200,466
City Office REIT, Inc.	16,407	62,511
Clipper Realty, Inc.	5,283	25,094
Community Healthcare Trust, Inc.	10,035	287,703
COPT Defense Properties	47,650	1,086,420
Cousins Properties, Inc.	66,079	1,180,832
Creative Media & Community Trust Corp.	3,238	12,952
Crown Castle, Inc.	188,636	17,539,375
CTO Realty Growth, Inc.	7,821	126,622
CubeSmart	96,770	3,298,889
DiamondRock Hospitality Co.	88,294	682,513
Digital Realty Trust, Inc.	132,057	16,422,609
Diversified Healthcare Trust	100,000	207,000
Douglas Emmett, Inc.	73,469	823,588
Easterly Government Properties, Inc., Class A	42,425	456,493
EastGroup Properties, Inc.	19,938	3,254,879
Elme Communities	40,011	510,540
Empire State Realty Trust, Inc., Class A	58,131	470,280
EPR Properties	32,596	1,391,849
Equinix, Inc.	40,713	29,705,833
Equity Commonwealth	45,821	867,850
Equity LifeStyle Properties, Inc.	80,968	5,327,694
Equity Residential	149,692	8,282,458
Essential Properties Realty Trust, Inc.	69,415	1,523,659
Essex Property Trust, Inc.	27,940	5,976,925
Extra Space Storage, Inc.	91,920	9,521,993
Farmland Partners, Inc.	21,207	220,977
Federal Realty Investment Trust	31,529	2,875,130
First Industrial Realty Trust, Inc.	56,614	2,394,772
Four Corners Property Trust, Inc.	38,002	809,443
Franklin Street Properties Corp., Class C	36,290	63,145
Gaming & Leisure Properties, Inc.	115,079	5,223,436
Getty Realty Corp.	19,661	523,376
Gladstone Commercial Corp.	16,360	195,502
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Gladstone Land Corp.	14,746	201,430
Global Medical REIT, Inc.	26,096	225,991
Global Net Lease, Inc.	84,810	673,391
Global Self Storage, Inc.	1,987	8,981
Healthcare Realty Trust, Inc., Class A	163,781	2,350,257
Healthpeak Properties, Inc.	239,295	3,721,037
Hersha Hospitality Trust, Class A	15,131	150,100
Highwoods Properties, Inc.	45,436	812,850
Host Hotels & Resorts, Inc.	307,528	4,760,533
Hudson Pacific Properties, Inc.	56,547	252,200
Independence Realty Trust, Inc.	96,227	1,192,253
Industrial Logistics Properties Trust	24,875	62,188
Innovative Industrial Properties, Inc.	11,890	854,059
InvenTrust Properties Corp.	29,223	733,497
Invitation Homes, Inc.	249,134	7,396,788
Iron Mountain, Inc.	126,567	7,476,313
JBG SMITH Properties	40,899	526,370
Kilroy Realty Corp.	45,921	1,312,422
Kimco Realty Corp.	270,529	4,853,290
Kite Realty Group Trust	94,845	2,022,095
Lamar Advertising Co., Class A	38,423	3,161,060
LTC Properties, Inc.	17,442	551,342
LXP Industrial Trust	127,057	1,005,021
Macerich Co.	90,884	883,393
Medical Properties Trust, Inc.	257,579	1,231,228
Mid-America Apartment Communities, Inc.	50,705	5,990,796
Modiv Industrial, Inc., Class C	3,196	49,123
National Health Investors, Inc.	18,522	926,841
National Storage Affiliates Trust	35,246	1,005,216
NETSTREIT Corp.	27,995	398,929
New Century Financial Corp. *(b)	3,600	0
NexPoint Diversified Real Estate Trust	15,273	120,351
NexPoint Residential Trust, Inc.	9,644	260,292
NNN REIT, Inc.	78,944	2,868,036
Office Properties Income Trust	20,035	89,957
Omega Healthcare Investors, Inc.	106,528	3,526,077
One Liberty Properties, Inc.	6,163	113,399
Orion Office REIT, Inc.	24,022	114,825
Outfront Media, Inc.	61,918	604,320
Paramount Group, Inc.	73,678	315,342
Park Hotels & Resorts, Inc.	92,416	1,065,557
Peakstone Realty Trust	15,426	199,304
Pebblebrook Hotel Trust	53,690	640,522
Phillips Edison & Co., Inc.	50,485	1,782,625
Physicians Realty Trust	104,342	1,133,154
Piedmont Office Realty Trust, Inc., Class A	53,125	276,781
Plymouth Industrial REIT, Inc.	16,461	328,232
Postal Realty Trust, Inc., Class A	7,337	97,142
PotlatchDeltic Corp.	34,042	1,458,700
Presidio Property Trust, Inc., Class A	8,865	5,204
Prologis, Inc.	402,001	40,501,601
Public Storage	69,046	16,481,971
Rayonier, Inc.	59,676	1,506,222
Realty Income Corp.	308,980	14,639,472
Regency Centers Corp.	72,300	4,356,798
Retail Opportunity Investments Corp.	53,563	628,830
Rexford Industrial Realty, Inc.	90,182	3,899,470
RLJ Lodging Trust	69,831	656,411
RPT Realty	37,081	400,104
Ryman Hospitality Properties, Inc.	26,463	2,265,233
Sabra Health Care REIT, Inc.	104,314	1,422,843
Safehold, Inc.	21,044	342,386
Saul Centers, Inc.	5,768	200,553
SBA Communications Corp., Class A	47,273	9,862,566
Service Properties Trust	70,215	509,059
Simon Property Group, Inc.	142,281	15,635,259
SECURITY	NUMBER OF SHARES	VALUE ($)
SITE Centers Corp.	76,787	895,336
SL Green Realty Corp. (a)	28,543	836,024
Spirit Realty Capital, Inc.	63,125	2,271,869
STAG Industrial, Inc.	77,133	2,562,358
Star Holdings *	6,000	68,700
Summit Hotel Properties, Inc.	47,221	266,326
Sun Communities, Inc.	54,135	6,021,977
Sunstone Hotel Investors, Inc.	90,577	842,366
Tanger Factory Outlet Centers, Inc.	44,779	1,009,766
Terreno Realty Corp.	37,093	1,976,315
UDR, Inc.	131,623	4,186,928
UMH Properties, Inc.	25,601	353,550
Uniti Group, Inc.	99,003	455,414
Universal Health Realty Income Trust	5,432	208,806
Urban Edge Properties	49,559	786,006
Ventas, Inc.	175,886	7,468,120
Veris Residential, Inc.	34,121	456,880
VICI Properties, Inc., Class A	441,177	12,308,838
Vornado Realty Trust	71,356	1,370,035
Welltower, Inc.	226,103	18,904,472
Weyerhaeuser Co.	317,548	9,110,452
Whitestone REIT	20,066	199,657
WP Carey, Inc.	93,246	5,002,648
Xenia Hotels & Resorts, Inc.	45,844	533,166
		464,211,312

Financial Services 7.5%
Acacia Research Corp. *	29,703	106,634
ACRES Commercial Realty Corp.	3,144	22,794
AFC Gamma, Inc.	8,444	89,338
Affiliated Managers Group, Inc.	15,236	1,870,371
Affirm Holdings, Inc. *	92,102	1,621,916
AG Mortgage Investment Trust, Inc.	10,503	52,935
AGNC Investment Corp.	264,524	1,952,187
Alerus Financial Corp.	8,490	146,962
Ally Financial, Inc.	117,746	2,848,276
AlTi Global, Inc. *(a)	9,783	61,339
A-Mark Precious Metals, Inc.	8,227	222,787
American Express Co.	253,161	36,969,101
Ameriprise Financial, Inc.	44,507	14,000,567
Angel Oak Mortgage REIT, Inc. (a)	9,942	83,215
Annaly Capital Management, Inc.	215,804	3,368,700
Apollo Commercial Real Estate Finance, Inc.	52,570	523,597
Apollo Global Management, Inc.	189,484	14,673,641
Arbor Realty Trust, Inc. (a)	83,347	1,051,006
Ares Commercial Real Estate Corp.	22,535	206,646
Ares Management Corp., Class A	71,921	7,090,691
Arlington Asset Investment Corp., Class A *	17,051	70,762
ARMOUR Residential REIT, Inc. (a)	21,511	313,415
Artisan Partners Asset Management, Inc., Class A	28,952	955,416
AssetMark Financial Holdings, Inc. *	9,288	222,076
Associated Capital Group, Inc., Class A	1,818	61,158
Atlanticus Holdings Corp. *	2,144	62,733
Avantax, Inc. *	16,880	435,673
AvidXchange Holdings, Inc. *	75,290	650,506
B Riley Financial, Inc.	6,796	246,083
Bakkt Holdings, Inc. *(a)	25,312	25,565
Bank of New York Mellon Corp.	339,799	14,441,457
Beneficient, Class A *	37,842	23,046
Berkshire Hathaway, Inc., Class B *	793,541	270,859,350
BGC Group, Inc., Class A	171,274	1,005,378
BlackRock, Inc.	61,068	37,390,715
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Blackstone Mortgage Trust, Inc., Class A (a)	73,656	1,469,437
Blackstone, Inc.	308,835	28,520,912
Block, Inc. *	238,516	9,600,269
Blue Owl Capital, Inc., Class A	177,687	2,190,881
BM Technologies, Inc. *	10,210	23,995
Bread Financial Holdings, Inc.	21,541	582,253
Bridge Investment Group Holdings, Inc., Class A	13,376	97,377
Brightsphere Investment Group, Inc.	14,000	219,240
BrightSpire Capital, Inc., Class A	52,714	298,361
Cannae Holdings, Inc. *	31,447	514,158
Cantaloupe, Inc. *	26,721	175,824
Capital One Financial Corp.	165,667	16,780,410
Carlyle Group, Inc.	93,095	2,563,836
Cass Information Systems, Inc.	5,702	215,593
Cboe Global Markets, Inc.	45,697	7,489,281
Charles Schwab Corp. (c)	641,257	33,371,014
Cherry Hill Mortgage Investment Corp.	15,001	44,553
Chicago Atlantic Real Estate Finance, Inc.	9,254	130,389
Chimera Investment Corp.	98,492	472,762
Claros Mortgage Trust, Inc.	50,991	531,836
CME Group, Inc.	156,537	33,414,388
Cohen & Steers, Inc.	10,667	557,244
Coinbase Global, Inc., Class A *	73,623	5,677,806
Consumer Portfolio Services, Inc. *	5,099	47,166
Corebridge Financial, Inc.	71,988	1,439,760
Credit Acceptance Corp. *	2,821	1,135,255
Diamond Hill Investment Group, Inc.	1,364	214,284
Discover Financial Services	109,392	8,978,895
Donnelley Financial Solutions, Inc. *	11,044	601,125
Dynex Capital, Inc.	22,582	226,723
Ellington Financial, Inc. (a)	27,679	332,978
Ellington Residential Mortgage REIT	6,980	36,854
Enact Holdings, Inc.	11,516	317,381
Encore Capital Group, Inc. *	9,929	374,125
Enova International, Inc. *	13,316	531,042
Equitable Holdings, Inc.	141,540	3,760,718
Essent Group Ltd.	47,371	2,237,806
Euronet Worldwide, Inc. *	20,230	1,554,473
Evercore, Inc., Class A	15,127	1,969,233
EVERTEC, Inc.	27,273	866,736
EZCORP, Inc., Class A *	25,151	206,238
FactSet Research Systems, Inc.	16,665	7,197,447
Federal Agricultural Mortgage Corp., Class C	4,622	686,644
Federated Hermes, Inc.	38,340	1,215,378
Fidelity National Information Services, Inc.	257,865	12,663,750
Finance of America Cos., Inc., Class A *	18,960	19,718
FirstCash Holdings, Inc.	15,825	1,723,659
Fiserv, Inc. *	265,263	30,173,666
FleetCor Technologies, Inc. *	32,034	7,213,096
Flywire Corp. *	46,352	1,246,405
Forge Global Holdings, Inc. *	45,163	114,714
Franklin BSP Realty Trust, Inc.	34,676	437,264
Franklin Resources, Inc.	123,813	2,821,698
GCM Grosvenor, Inc., Class A	19,770	159,148
Global Payments, Inc.	112,747	11,975,986
Goldman Sachs Group, Inc.	143,450	43,552,854
Granite Point Mortgage Trust, Inc.	23,489	98,654
Great Ajax Corp.	9,397	40,595
Green Dot Corp., Class A *	20,026	223,891
Greenhill & Co., Inc.	6,539	96,843
SECURITY	NUMBER OF SHARES	VALUE ($)
Guild Holdings Co., Class A	4,604	48,480
Hamilton Lane, Inc., Class A	15,773	1,326,825
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	45,054	772,226
Heritage Global, Inc. *	16,791	51,884
Houlihan Lokey, Inc., Class A	22,459	2,257,579
I3 Verticals, Inc., Class A *	10,325	193,594
Interactive Brokers Group, Inc., Class A	46,475	3,721,253
Intercontinental Exchange, Inc.	248,492	26,697,980
International Money Express, Inc. *	13,887	221,637
Invesco Ltd.	195,239	2,532,250
Invesco Mortgage Capital, Inc.	18,784	128,295
Jack Henry & Associates, Inc.	31,928	4,501,529
Jackson Financial, Inc., Class A	31,704	1,163,854
Janus Henderson Group PLC	59,917	1,382,285
Jefferies Financial Group, Inc.	77,444	2,492,148
Katapult Holdings, Inc. *	2,511	25,512
KKR & Co., Inc.	280,929	15,563,467
KKR Real Estate Finance Trust, Inc.	24,272	253,400
Ladder Capital Corp. REIT, Class A	45,751	462,543
Lazard Ltd., Class A	48,303	1,341,374
LendingClub Corp. *	46,098	239,249
LendingTree, Inc. *	4,315	57,087
loanDepot, Inc., Class A *	36,984	43,641
LPL Financial Holdings, Inc.	33,150	7,442,838
Lument Finance Trust, Inc.	24,035	46,868
Manhattan Bridge Capital, Inc.	7,727	36,085
MarketAxess Holdings, Inc.	16,313	3,486,904
Marqeta, Inc., Class A *	185,915	961,181
Mastercard, Inc., Class A	362,036	136,252,249
Medallion Financial Corp.	6,557	47,801
Merchants Bancorp	10,145	303,234
MFA Financial, Inc.	47,437	421,715
MGIC Investment Corp.	121,838	2,051,752
Moelis & Co., Class A	28,769	1,197,941
Moneylion, Inc. *	4,499	86,561
Moody's Corp.	68,510	21,101,080
Morgan Stanley	555,169	39,317,069
Morningstar, Inc.	11,354	2,875,287
Mr Cooper Group, Inc. *	29,229	1,652,315
MSCI, Inc., Class A	34,490	16,263,759
Nasdaq, Inc.	148,301	7,355,730
Navient Corp.	37,356	594,334
NCR Atleos Corp. *	28,536	629,493
Nelnet, Inc., Class A	7,716	654,394
NerdWallet, Inc., Class A *	14,084	151,826
New York Mortgage Trust, Inc.	40,532	315,744
NewtekOne, Inc.	11,192	155,233
Nexpoint Real Estate Finance, Inc.	5,703	84,575
Nicholas Financial, Inc. *	6,032	28,350
NMI Holdings, Inc., Class A *	36,089	987,034
Northern Trust Corp.	90,832	5,986,737
Ocwen Financial Corp. *	3,090	74,284
OneMain Holdings, Inc.	51,828	1,862,180
Open Lending Corp., Class A *	44,911	269,017
Oportun Financial Corp. *	13,044	76,307
Oppenheimer Holdings, Inc., Class A	3,500	122,745
OppFi, Inc. *	7,166	15,980
Orchid Island Capital, Inc. (a)	18,141	113,925
P10, Inc., Class A	18,945	178,462
Paymentus Holdings, Inc., Class A *	8,752	127,429
Payoneer Global, Inc. *	113,997	660,043
PayPal Holdings, Inc. *	477,867	24,753,511
Paysign, Inc. *	9,553	17,578
PennyMac Financial Services, Inc.	12,693	852,970
PennyMac Mortgage Investment Trust	37,798	478,145
Perella Weinberg Partners, Class A	19,698	193,237
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Piper Sandler Cos.	6,420	897,837
PJT Partners, Inc., Class A	9,326	730,785
PRA Group, Inc. *	16,584	204,149
Priority Technology Holdings, Inc. *	9,469	35,509
PROG Holdings, Inc. *	19,924	545,718
Radian Group, Inc.	67,423	1,708,499
Raymond James Financial, Inc.	81,680	7,795,539
Ready Capital Corp.	69,762	657,856
Redwood Trust, Inc.	51,019	320,399
Regional Management Corp.	3,411	84,797
Remitly Global, Inc. *	57,817	1,557,012
Repay Holdings Corp., Class A *	32,506	194,711
Rithm Capital Corp.	214,168	1,998,187
Robinhood Markets, Inc., Class A *	240,497	2,198,143
Rocket Cos., Inc., Class A *	53,100	392,409
Ryvyl, Inc. *	1,042	1,917
S&P Global, Inc.	141,592	49,459,502
Sachem Capital Corp.	16,351	53,141
Safeguard Scientifics, Inc. *	12,218	12,218
Sculptor Capital Management, Inc., Class A	7,668	97,000
Security National Financial Corp., Class A *	7,050	48,716
SEI Investments Co.	43,948	2,358,250
Seven Hills Realty Trust	5,666	59,040
Shift4 Payments, Inc., Class A *	24,581	1,094,346
Silvercrest Asset Management Group, Inc., Class A	3,213	57,031
SLM Corp.	97,988	1,273,844
SoFi Technologies, Inc. *	413,121	3,119,064
Starwood Property Trust, Inc.	132,523	2,352,283
State Street Corp.	138,292	8,937,812
StepStone Group, Inc., Class A	20,845	589,913
Stifel Financial Corp.	45,549	2,596,293
StoneX Group, Inc. *	7,479	712,898
SWK Holdings Corp. *	1,451	23,419
Synchrony Financial	181,469	5,090,205
T Rowe Price Group, Inc.	97,849	8,855,334
TFS Financial Corp.	19,389	229,954
Toast, Inc., Class A *	157,745	2,522,343
TPG RE Finance Trust, Inc.	24,952	137,486
TPG, Inc.	27,003	746,363
Tradeweb Markets, Inc., Class A	49,428	4,449,014
Two Harbors Investment Corp.	42,715	495,921
U.S. Global Investors, Inc., Class A	6,234	17,206
Upstart Holdings, Inc. *(a)	30,973	744,281
Usio, Inc. *	17,787	35,396
UWM Holdings Corp. (a)	43,383	210,408
Velocity Financial, Inc. *	8,532	98,545
Victory Capital Holdings, Inc., Class A	16,586	488,624
Virtu Financial, Inc., Class A	42,853	792,352
Virtus Investment Partners, Inc.	2,899	534,083
Visa, Inc., Class A	699,164	164,373,456
Voya Financial, Inc.	45,960	3,068,749
Walker & Dunlop, Inc.	14,790	958,392
Waterstone Financial, Inc.	8,861	95,699
Western Asset Mortgage Capital Corp.	2,307	19,010
Western Union Co.	164,344	1,855,444
Westwood Holdings Group, Inc.	2,653	24,116
WEX, Inc. *	18,840	3,136,483
WisdomTree, Inc.	51,234	317,651
World Acceptance Corp. *	1,349	133,038
		1,342,519,841

SECURITY	NUMBER OF SHARES	VALUE ($)
Food, Beverage & Tobacco 2.9%
Alico, Inc.	2,213	54,086
Altria Group, Inc.	772,189	31,018,832
Archer-Daniels-Midland Co.	233,641	16,721,686
B&G Foods, Inc.	31,414	253,511
Beyond Meat, Inc. *(a)	25,353	151,357
Boston Beer Co., Inc., Class A *	4,028	1,345,151
BRC, Inc., Class A *(a)	18,823	54,587
Brown-Forman Corp., Class B	104,974	5,895,340
Bunge Ltd.	65,514	6,943,174
Calavo Growers, Inc.	7,291	184,754
Cal-Maine Foods, Inc.	16,707	756,994
Campbell Soup Co.	85,551	3,457,116
Celsius Holdings, Inc. *	21,387	3,252,749
Coca-Cola Co.	1,693,492	95,665,363
Coca-Cola Consolidated, Inc.	2,124	1,351,735
Conagra Brands, Inc.	207,944	5,689,348
Constellation Brands, Inc., Class A	70,135	16,422,110
Darling Ingredients, Inc. *	70,050	3,102,514
Duckhorn Portfolio, Inc. *	19,046	198,650
Farmer Bros Co. *	11,781	29,688
Flowers Foods, Inc.	86,037	1,886,791
Fresh Del Monte Produce, Inc.	13,508	337,700
Freshpet, Inc. *	20,776	1,192,542
General Mills, Inc.	255,277	16,654,271
Hain Celestial Group, Inc. *	38,429	424,640
Hershey Co.	65,008	12,179,249
Hormel Foods Corp.	127,218	4,140,946
Hostess Brands, Inc., Class A *	57,228	1,911,415
Ingredion, Inc.	29,234	2,735,718
J & J Snack Foods Corp.	6,454	1,010,761
J M Smucker Co.	44,358	5,049,715
John B Sanfilippo & Son, Inc.	3,955	404,438
Kellanova	114,545	5,781,086
Keurig Dr Pepper, Inc.	436,547	13,240,470
Kraft Heinz Co.	348,391	10,960,381
Lamb Weston Holdings, Inc.	63,344	5,688,291
Lancaster Colony Corp.	8,881	1,502,399
Lifecore Biomedical, Inc. *	10,427	73,198
Limoneira Co.	7,226	103,260
Mama's Creations, Inc. *	7,154	24,181
McCormick & Co., Inc. - Non Voting Shares	108,667	6,943,821
MGP Ingredients, Inc.	6,516	616,805
Mission Produce, Inc. *	18,304	172,241
Molson Coors Beverage Co., Class B	80,619	4,657,360
Mondelez International, Inc., Class A	591,961	39,193,738
Monster Beverage Corp. *	324,380	16,575,818
National Beverage Corp. *	9,990	463,336
PepsiCo, Inc.	598,994	97,803,740
Philip Morris International, Inc.	675,474	60,225,262
Pilgrim's Pride Corp. *	19,693	502,171
Post Holdings, Inc. *	22,205	1,782,617
Real Good Food Co., Inc. *	3,502	8,195
Sadot Group, Inc. *	27,734	18,856
Seaboard Corp.	109	382,258
Seneca Foods Corp., Class A *	2,612	142,746
Simply Good Foods Co. *	39,777	1,483,284
Sovos Brands, Inc. *	27,678	600,889
Splash Beverage Group, Inc. *	20,360	11,780
Tootsie Roll Industries, Inc.	7,422	230,898
TreeHouse Foods, Inc. *	22,159	923,809
Turning Point Brands, Inc.	6,017	120,641
Tyson Foods, Inc., Class A	124,445	5,768,026
Universal Corp.	10,446	470,070
Utz Brands, Inc.	29,813	363,420
Vector Group Ltd.	56,584	581,683
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Vintage Wine Estates, Inc. *	29,567	17,164
Vita Coco Co., Inc. *	13,490	365,579
Vital Farms, Inc. *	11,214	124,027
Westrock Coffee Co. *	15,240	125,578
Whole Earth Brands, Inc. *	12,768	45,199
WK Kellogg Co. *	28,636	286,933
Zevia PBC, Class A *	20,011	38,821
		518,896,962

Health Care Equipment & Services 5.5%
23andMe Holding Co., Class A *	128,087	108,503
Abbott Laboratories	755,109	71,395,556
Acadia Healthcare Co., Inc. *	40,696	2,991,563
Accelerate Diagnostics, Inc. *(a)	3,050	18,270
Accolade, Inc. *	26,536	172,484
Accuray, Inc. *	36,635	96,716
AdaptHealth Corp., Class A *	32,364	237,228
Addus HomeCare Corp. *	7,000	552,300
Agiliti, Inc. *	14,918	83,988
agilon health, Inc. *	129,930	2,338,740
AirSculpt Technologies, Inc. *	4,242	25,452
Akili, Inc., Class A *	8,840	3,169
Align Technology, Inc. *	31,898	5,888,052
Alignment Healthcare, Inc. *	51,148	351,898
Alphatec Holdings, Inc. *	41,583	381,732
Amedisys, Inc. *	14,148	1,294,401
American Well Corp., Class A *	105,430	123,353
AMN Healthcare Services, Inc. *	17,098	1,297,054
AngioDynamics, Inc. *	16,851	104,476
Apollo Medical Holdings, Inc. *	17,158	535,501
Apyx Medical Corp. *	12,488	28,598
Artivion, Inc. *	17,724	225,804
Asensus Surgical, Inc. *	88,725	20,070
AtriCure, Inc. *	20,192	699,451
Atrion Corp.	563	192,535
Augmedix, Inc. *	11,589	50,992
Avanos Medical, Inc. *	19,723	362,114
Aveanna Healthcare Holdings, Inc. *	23,737	32,757
Axogen, Inc. *	16,795	63,149
Axonics, Inc. *	21,846	1,118,734
Baxter International, Inc.	219,344	7,113,326
Becton Dickinson & Co.	126,236	31,909,936
Beyond Air, Inc. *	14,110	32,876
Biodesix, Inc. *	20,622	29,283
BioSig Technologies, Inc. *	30,064	10,381
Bioventus, Inc., Class A *	16,149	60,236
Boston Scientific Corp. *	637,318	32,624,308
Brookdale Senior Living, Inc. *	79,540	311,001
Cano Health, Inc. *	94,011	12,362
Cardinal Health, Inc.	111,214	10,120,474
CareMax, Inc. *	30,662	61,324
Castle Biosciences, Inc. *	11,444	178,755
Cencora, Inc.	72,329	13,391,714
Centene Corp. *	235,116	16,218,302
Certara, Inc. *	45,805	558,363
Cerus Corp. *	76,254	106,756
Chemed Corp.	6,653	3,743,310
Cigna Group	128,790	39,821,868
ClearPoint Neuro, Inc. *	10,369	57,030
Clover Health Investments Corp., Class A *	144,282	137,544
Community Health Systems, Inc. *	51,561	110,341
Computer Programs & Systems, Inc. *	6,539	92,135
CONMED Corp.	13,083	1,275,069
Cooper Cos., Inc.	21,686	6,760,611
CorVel Corp. *	3,909	758,111
Cross Country Healthcare, Inc. *	14,884	344,713
SECURITY	NUMBER OF SHARES	VALUE ($)
Cutera, Inc. *	7,952	24,731
CVRx, Inc. *	5,810	77,738
CVS Health Corp.	558,882	38,568,447
CytoSorbents Corp. *	15,994	24,631
DaVita, Inc. *	23,506	1,815,368
Definitive Healthcare Corp., Class A *	18,692	107,666
Delcath Systems, Inc. *	6,977	21,978
DENTSPLY SIRONA, Inc.	91,479	2,781,876
Dexcom, Inc. *	171,964	15,275,562
DocGo, Inc. *	34,222	203,279
Doximity, Inc., Class A *	54,666	1,116,826
Edwards Lifesciences Corp. *	264,975	16,884,207
ElectroCore, Inc. *	3,035	18,574
Electromed, Inc. *	3,594	37,845
Elevance Health, Inc.	102,538	46,151,328
Embecta Corp.	24,775	374,598
Encompass Health Corp.	44,378	2,776,288
Enhabit, Inc. *	23,015	169,621
Enovis Corp. *	22,222	1,019,990
Ensign Group, Inc.	24,076	2,325,742
Envista Holdings Corp. *	70,523	1,641,070
enVVeno Medical Corp. *	2,462	10,833
Enzo Biochem, Inc. *	13,471	18,051
Evolent Health, Inc., Class A *	49,527	1,209,945
FONAR Corp. *	3,312	44,878
Forian, Inc. *	7,513	18,482
Fulgent Genetics, Inc. *	9,036	216,322
GE HealthCare Technologies, Inc.	170,859	11,374,084
GeneDx Holdings Corp. *	7,651	14,231
Glaukos Corp. *	20,801	1,418,628
Globus Medical, Inc., Class A *	51,118	2,336,604
GoodRx Holdings, Inc., Class A *	32,958	162,483
Great Elm Group, Inc. *	9,772	17,394
Guardant Health, Inc. *	51,488	1,332,509
Haemonetics Corp. *	22,522	1,919,550
HCA Healthcare, Inc.	87,699	19,832,252
Health Catalyst, Inc. *	24,057	180,187
HealthEquity, Inc. *	36,896	2,644,705
HealthStream, Inc.	10,329	262,357
HeartBeam, Inc. *	14,543	18,033
Henry Schein, Inc. *	57,438	3,732,321
Hims & Hers Health, Inc. *	69,336	414,629
Hologic, Inc. *	106,557	7,050,877
Humana, Inc.	53,923	28,238,936
Hyperfine, Inc. *	14,647	18,309
ICU Medical, Inc. *	9,260	908,036
IDEXX Laboratories, Inc. *	36,056	14,403,290
Inari Medical, Inc. *	22,228	1,349,462
InfuSystem Holdings, Inc. *	10,655	102,075
Innovage Holding Corp. *(a)	7,015	38,091
Inspire Medical Systems, Inc. *	12,922	1,901,602
Insulet Corp. *	30,263	4,011,966
Integer Holdings Corp. *	14,115	1,145,715
Integra LifeSciences Holdings Corp. *	30,669	1,102,857
Intuitive Surgical, Inc. *	152,886	40,089,767
Invitae Corp. *(a)	111,935	67,799
iRadimed Corp.	3,278	133,546
iRhythm Technologies, Inc. *	13,221	1,038,113
Joint Corp. *	7,452	58,200
Know Labs, Inc. *	35,048	9,396
KORU Medical Systems, Inc. *	12,813	29,086
Laboratory Corp. of America Holdings	38,367	7,663,041
Lantheus Holdings, Inc. *	30,497	1,970,106
LeMaitre Vascular, Inc.	8,388	407,489
LENSAR, Inc. *	11,846	25,469
LifeMD, Inc. *	20,209	126,508
LifeStance Health Group, Inc. *	40,123	233,917
LivaNova PLC *	22,985	1,127,414
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Masimo Corp. *	19,387	1,572,867
McKesson Corp.	58,709	26,733,730
Medtronic PLC	579,228	40,870,328
Merit Medical Systems, Inc. *	24,753	1,701,521
Milestone Scientific, Inc. *	34,400	30,038
ModivCare, Inc. *	5,394	227,843
Molina Healthcare, Inc. *	25,275	8,415,311
Multiplan Corp. *	104,525	176,647
National HealthCare Corp.	5,672	382,066
National Research Corp.	6,098	257,701
Neogen Corp. *	86,123	1,282,371
NeoGenomics, Inc. *	54,415	762,898
NeuroPace, Inc. *	4,356	29,403
Nevro Corp. *	15,398	222,193
NextGen Healthcare, Inc. *	25,865	618,691
Novocure Ltd. *	43,948	584,508
OmniAb, Inc., Class A *(b)	2,395	0
OmniAb, Inc., Class B *(b)	2,395	0
Omnicell, Inc. *	19,225	683,257
OPKO Health, Inc. *	185,881	232,351
OptimizeRx Corp. *	6,885	55,493
Option Care Health, Inc. *	78,760	2,184,015
OraSure Technologies, Inc. *	30,500	157,380
Orchestra BioMed Holdings, Inc. *(a)	5,514	25,861
Orthofix Medical, Inc. *	14,213	156,912
OrthoPediatrics Corp. *	7,124	174,253
Outset Medical, Inc. *	20,864	73,859
Owens & Minor, Inc. *	33,542	480,657
P3 Health Partners, Inc. *	13,641	19,507
Paragon 28, Inc. *	18,302	157,946
Patterson Cos., Inc.	37,137	1,131,193
PAVmed, Inc. *	79,503	20,774
Pediatrix Medical Group, Inc. *	35,753	409,729
Pennant Group, Inc. *	13,217	143,669
Penumbra, Inc. *	16,774	3,206,350
PetIQ, Inc., Class A *	11,858	222,575
Phreesia, Inc. *	23,389	319,494
Premier, Inc., Class A	50,734	975,107
Privia Health Group, Inc. *	45,235	950,840
PROCEPT BioRobotics Corp. *	19,661	526,718
Pro-Dex, Inc. *	1,916	33,568
Progyny, Inc. *	36,695	1,132,408
ProSomnus, Inc. *	6,286	4,240
Pulmonx Corp. *	15,144	133,116
Pulse Biosciences, Inc. *	6,773	30,614
Quest Diagnostics, Inc.	49,122	6,390,772
QuidelOrtho Corp. *	21,668	1,323,481
R1 RCM, Inc. *	86,444	1,019,175
RadNet, Inc. *	27,654	745,552
ResMed, Inc.	64,239	9,071,832
Rockwell Medical, Inc. *	7,846	13,966
RxSight, Inc. *	8,369	185,290
Sanara Medtech, Inc. *	1,654	45,468
Schrodinger, Inc. *	22,939	497,776
Select Medical Holdings Corp.	44,439	1,010,098
Semler Scientific, Inc. *	1,873	54,635
Senseonics Holdings, Inc. *	216,699	107,049
Sensus Healthcare, Inc. *	6,026	13,197
Sharecare, Inc. *	140,168	147,176
Shockwave Medical, Inc. *	16,153	3,331,718
SI-BONE, Inc. *	13,781	234,415
Sight Sciences, Inc. *	12,929	20,492
Silk Road Medical, Inc. *	17,297	129,900
Simulations Plus, Inc.	7,164	252,674
Sonendo, Inc. *	24,344	6,200
Sonida Senior Living, Inc. *	1,604	14,773
STAAR Surgical Co. *	21,071	881,189
Stereotaxis, Inc. *	22,696	34,271
SECURITY	NUMBER OF SHARES	VALUE ($)
STERIS PLC	42,934	9,015,281
Streamline Health Solutions, Inc. *	29,028	12,511
Stryker Corp.	147,075	39,742,606
Surgery Partners, Inc. *	29,768	688,534
Surmodics, Inc. *	7,188	211,758
Tabula Rasa HealthCare, Inc. *	11,729	122,333
Tactile Systems Technology, Inc. *	10,021	109,429
Talkspace, Inc. *	38,082	67,786
Tandem Diabetes Care, Inc. *	27,515	476,010
Tela Bio, Inc. *	6,599	38,538
Teladoc Health, Inc. *	70,938	1,173,315
Teleflex, Inc.	20,373	3,763,912
Tenet Healthcare Corp. *	43,583	2,340,407
TransMedics Group, Inc. *	13,741	515,013
Treace Medical Concepts, Inc. *	15,042	150,871
U.S. Physical Therapy, Inc.	6,261	526,613
UFP Technologies, Inc. *	2,930	456,846
UnitedHealth Group, Inc.	403,064	215,864,956
Universal Health Services, Inc., Class B	26,947	3,392,358
Utah Medical Products, Inc.	1,365	108,545
Varex Imaging Corp. *	17,095	308,565
Veeva Systems, Inc., Class A *	63,324	12,203,168
Veradigm, Inc. *	45,945	606,015
Vivani Medical, Inc. *	30,017	31,818
VolitionRX Ltd. *	15,384	11,890
Zimmer Biomet Holdings, Inc.	91,223	9,524,593
Zimvie, Inc. *	8,294	58,556
Zomedica Corp. *	412,334	69,272
Zynex, Inc. *(a)	7,546	67,008
		973,181,287

Household & Personal Products 1.4%
Beauty Health Co. *	39,541	160,141
BellRing Brands, Inc. *	57,059	2,495,190
Central Garden & Pet Co. *	4,564	199,127
Central Garden & Pet Co., Class A *	17,026	675,762
Church & Dwight Co., Inc.	106,817	9,713,938
Clorox Co.	53,756	6,327,081
Colgate-Palmolive Co.	359,879	27,034,110
Coty, Inc., Class A *	158,018	1,480,629
Edgewell Personal Care Co.	22,085	770,767
elf Beauty, Inc. *	23,691	2,194,497
Energizer Holdings, Inc.	28,154	889,103
Estee Lauder Cos., Inc., Class A	100,625	12,967,544
Herbalife Ltd. *	41,704	594,282
Inter Parfums, Inc.	7,612	967,561
Kenvue, Inc.	751,229	13,972,859
Kimberly-Clark Corp.	147,170	17,607,419
Lifevantage Corp.	7,299	54,816
Medifast, Inc.	4,730	327,127
Natural Alternatives International, Inc. *	3,654	22,107
Natural Health Trends Corp.	6,750	37,665
Nature's Sunshine Products, Inc. *	4,762	85,240
Nu Skin Enterprises, Inc., Class A	22,078	419,261
Oil-Dri Corp. of America	1,961	112,326
Procter & Gamble Co.	1,025,738	153,891,472
Reynolds Consumer Products, Inc.	22,637	575,659
Spectrum Brands Holdings, Inc.	15,631	1,177,327
United-Guardian, Inc.	3,342	19,885
USANA Health Sciences, Inc. *	4,815	219,323
WD-40 Co.	5,885	1,244,089
		256,236,307

See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Insurance 2.4%
Aflac, Inc.	235,486	18,393,811
Allstate Corp.	113,892	14,592,982
Ambac Financial Group, Inc. *	18,028	218,680
American Coastal Insurance Corp., Class C *(a)	6,372	47,726
American Equity Investment Life Holding Co.	26,839	1,421,393
American Financial Group, Inc.	28,887	3,159,082
American International Group, Inc.	309,770	18,991,999
AMERISAFE, Inc.	8,109	413,316
Aon PLC, Class A	88,274	27,311,975
Arch Capital Group Ltd. *	162,284	14,066,777
Argo Group International Holdings Ltd.	15,722	469,144
Arthur J Gallagher & Co.	93,824	22,094,614
Assurant, Inc.	22,911	3,411,448
Assured Guaranty Ltd.	23,994	1,497,226
Axis Capital Holdings Ltd.	33,514	1,913,649
Brighthouse Financial, Inc. *	29,722	1,346,407
Brown & Brown, Inc.	102,358	7,105,692
BRP Group, Inc., Class A *	28,110	588,342
Chubb Ltd.	178,724	38,357,745
Cincinnati Financial Corp.	68,491	6,826,498
Citizens, Inc., Class A *(a)	24,606	73,572
CNA Financial Corp.	11,952	482,861
CNO Financial Group, Inc.	48,627	1,127,174
Crawford & Co., Class A	10,215	93,467
Donegal Group, Inc., Class A	6,507	91,879
eHealth, Inc. *	13,577	116,491
Employers Holdings, Inc.	11,659	443,042
Enstar Group Ltd. *	5,831	1,381,772
Erie Indemnity Co., Class A	10,952	3,024,833
Everest Group Ltd.	18,901	7,477,614
F&G Annuities & Life, Inc.	7,821	240,019
Fidelity National Financial, Inc.	112,043	4,379,761
First American Financial Corp.	44,086	2,267,784
Genworth Financial, Inc., Class A *	204,265	1,223,547
Globe Life, Inc.	37,662	4,382,350
GoHealth, Inc., Class A *	3,311	46,486
Goosehead Insurance, Inc., Class A *	10,057	652,397
Greenlight Capital Re Ltd., Class A *	9,834	109,649
Hagerty, Inc., Class A *	15,234	117,606
Hallmark Financial Services, Inc. *	1,236	2,373
Hanover Insurance Group, Inc.	15,508	1,817,693
Hartford Financial Services Group, Inc.	132,461	9,729,260
HCI Group, Inc.	3,137	184,989
Heritage Insurance Holdings, Inc. *	10,125	59,839
Hippo Holdings, Inc. *(a)	7,344	52,877
Horace Mann Educators Corp.	17,846	566,253
ICC Holdings, Inc. *	5,650	88,083
Investors Title Co.	697	100,235
James River Group Holdings Ltd.	15,431	212,176
Kemper Corp.	27,177	1,083,819
Kingsway Financial Services, Inc. *	5,983	46,189
Kinsale Capital Group, Inc.	9,590	3,202,197
Lemonade, Inc. *(a)	27,928	305,532
Lincoln National Corp.	74,630	1,624,695
Loews Corp.	80,602	5,159,334
Maiden Holdings Ltd. *	32,952	54,041
Markel Group, Inc. *	5,741	8,442,255
Marsh & McLennan Cos., Inc.	214,935	40,762,423
MBIA, Inc. *	22,069	151,835
Mercury General Corp.	11,235	346,937
MetLife, Inc.	273,960	16,440,340
Midwest Holding, Inc. *	576	15,034
SECURITY	NUMBER OF SHARES	VALUE ($)
National Western Life Group, Inc., Class A	978	468,364
NI Holdings, Inc. *	3,782	47,993
Old Republic International Corp.	113,560	3,109,273
Oscar Health, Inc., Class A *	63,645	325,862
Palomar Holdings, Inc. *	10,660	533,853
Primerica, Inc.	15,617	2,985,346
Principal Financial Group, Inc.	96,273	6,515,757
ProAssurance Corp.	24,020	408,340
Progressive Corp.	254,697	40,265,049
Prudential Financial, Inc.	158,079	14,454,744
Reinsurance Group of America, Inc.	29,042	4,340,908
RenaissanceRe Holdings Ltd.	22,234	4,882,364
RLI Corp.	17,462	2,326,637
Root, Inc., Class A *	9,666	87,381
Ryan Specialty Holdings, Inc., Class A *	43,833	1,893,586
Safety Insurance Group, Inc.	6,404	481,389
Selective Insurance Group, Inc.	25,815	2,687,600
Selectquote, Inc. *	53,616	70,773
SiriusPoint Ltd. *	34,981	344,563
Skyward Specialty Insurance Group, Inc. *	12,447	350,383
Stewart Information Services Corp.	12,159	530,983
Tiptree, Inc.	9,652	145,842
Travelers Cos., Inc.	99,620	16,680,373
Trupanion, Inc. *	14,817	305,230
United Fire Group, Inc.	9,091	183,093
Universal Insurance Holdings, Inc.	11,138	174,421
Unum Group	79,372	3,881,291
W R Berkley Corp.	88,593	5,972,940
White Mountains Insurance Group Ltd.	1,116	1,596,717
Willis Towers Watson PLC	45,430	10,716,483
		427,176,757

Materials 2.7%
AdvanSix, Inc.	11,778	324,484
Air Products & Chemicals, Inc.	96,664	27,301,780
Albemarle Corp.	51,137	6,483,149
Alcoa Corp.	76,743	1,967,691
Alpha Metallurgical Resources, Inc.	5,295	1,164,688
Alto Ingredients, Inc. *	33,727	140,304
Amcor PLC	636,476	5,658,272
American Vanguard Corp.	11,255	105,347
Ampco-Pittsburgh Corp. *	7,848	20,797
AptarGroup, Inc.	28,807	3,522,232
Arch Resources, Inc.	7,976	1,203,020
Ascent Industries Co. *	4,646	38,794
Ashland, Inc.	22,474	1,722,183
Aspen Aerogels, Inc. *	28,080	216,778
ATI, Inc. *	55,065	2,079,805
Avery Dennison Corp.	35,317	6,147,630
Avient Corp.	40,064	1,266,824
Axalta Coating Systems Ltd. *	98,418	2,581,504
Balchem Corp.	13,911	1,617,015
Ball Corp.	136,664	6,580,372
Berry Global Group, Inc.	51,759	2,846,745
Cabot Corp.	24,259	1,612,738
Carpenter Technology Corp.	20,540	1,288,269
Celanese Corp., Class A	43,852	5,021,493
Century Aluminum Co. *	22,913	151,455
CF Industries Holdings, Inc.	83,702	6,677,746
Chase Corp.	3,369	428,065
Chemours Co.	63,948	1,541,786
Clearwater Paper Corp. *	7,639	258,275
Cleveland-Cliffs, Inc. *	221,368	3,714,555
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Coeur Mining, Inc. *	145,423	365,012
Commercial Metals Co.	51,545	2,179,838
Compass Minerals International, Inc.	14,554	358,611
Contango ORE, Inc. *	1,750	29,838
Core Molding Technologies, Inc. *	2,885	73,798
Corteva, Inc.	309,174	14,883,636
Crown Holdings, Inc.	52,589	4,238,673
Dakota Gold Corp. *	24,511	70,592
Danimer Scientific, Inc. *(a)	37,658	53,851
Dow, Inc.	306,694	14,825,588
DuPont de Nemours, Inc.	199,120	14,511,866
Eagle Materials, Inc.	15,456	2,378,833
Eastman Chemical Co.	52,192	3,900,308
Ecolab, Inc.	110,639	18,558,586
Ecovyst, Inc. *	46,051	423,669
Element Solutions, Inc.	95,542	1,741,731
Flotek Industries, Inc. *	5,580	23,380
FMC Corp.	54,126	2,879,503
Freeport-McMoRan, Inc.	624,487	21,095,171
Friedman Industries, Inc.	2,834	27,376
FutureFuel Corp.	9,399	61,563
Gatos Silver, Inc. *	17,898	87,163
Ginkgo Bioworks Holdings, Inc. *(a)	585,011	801,465
Gold Resource Corp.	39,537	15,894
Graphic Packaging Holding Co.	131,933	2,837,879
Greif, Inc., Class A	13,364	848,614
Hawkins, Inc.	8,063	463,058
Haynes International, Inc.	5,389	231,862
HB Fuller Co.	23,053	1,524,956
Hecla Mining Co.	248,268	1,010,451
Huntsman Corp.	73,671	1,718,744
Hycroft Mining Holding Corp. *	60,156	13,361
Idaho Strategic Resources, Inc. *	4,628	25,361
Ingevity Corp. *	14,768	594,855
Innospec, Inc.	10,861	1,064,378
International Flavors & Fragrances, Inc.	110,901	7,580,083
International Paper Co.	151,497	5,109,994
Intrepid Potash, Inc. *	3,965	78,864
Kaiser Aluminum Corp.	6,881	390,841
Knife River Corp. *	21,482	1,080,974
Koppers Holdings, Inc.	8,623	315,343
Kronos Worldwide, Inc.	9,190	63,411
Linde PLC	212,321	81,140,593
Livent Corp. *	76,633	1,118,075
Loop Industries, Inc. *(a)	9,523	30,378
Louisiana-Pacific Corp.	28,037	1,437,737
LSB Industries, Inc. *	21,659	197,314
LyondellBasell Industries NV, Class A	111,137	10,029,003
Martin Marietta Materials, Inc.	26,950	11,020,933
Materion Corp.	8,847	857,982
Mativ Holdings, Inc.	23,942	313,640
McEwen Mining, Inc. *	18,704	129,619
Mercer International, Inc.	18,274	145,096
Minerals Technologies, Inc.	13,718	741,595
Mosaic Co.	144,903	4,706,449
MP Materials Corp. *	63,304	1,038,186
Myers Industries, Inc.	15,888	266,442
NewMarket Corp.	3,028	1,459,950
Newmont Corp.	346,426	12,980,582
Northern Technologies International Corp.	2,657	33,186
Nucor Corp.	108,463	16,029,747
O-I Glass, Inc. *	65,831	1,017,089
Olin Corp.	54,947	2,347,336
Olympic Steel, Inc.	4,090	207,649
Origin Materials, Inc. *	53,958	53,337
Orion SA	23,188	470,716
SECURITY	NUMBER OF SHARES	VALUE ($)
Packaging Corp. of America	39,172	5,995,275
Pactiv Evergreen, Inc.	15,063	129,843
Perimeter Solutions SA *	64,240	205,568
Piedmont Lithium, Inc. *	6,862	188,499
PPG Industries, Inc.	102,198	12,546,848
PureCycle Technologies, Inc. *(a)	55,133	245,342
Quaker Chemical Corp.	5,787	831,708
Ramaco Resources, Inc., Class A	10,591	124,762
Ramaco Resources, Inc., Class B	2,118	26,496
Ranpak Holdings Corp., Class A *	15,372	48,576
Rayonier Advanced Materials, Inc. *	26,864	74,413
Reliance Steel & Aluminum Co.	25,549	6,499,155
Royal Gold, Inc.	28,503	2,973,718
RPM International, Inc.	56,234	5,132,477
Ryerson Holding Corp.	12,949	376,168
Schnitzer Steel Industries, Inc., Class A	11,633	264,185
Scotts Miracle-Gro Co.	17,796	790,854
Sealed Air Corp.	62,347	1,919,664
Sensient Technologies Corp.	17,965	1,013,585
Sherwin-Williams Co.	102,942	24,521,814
Silgan Holdings, Inc.	37,619	1,507,017
Smith-Midland Corp. *	1,800	36,342
Solitario Resources Corp. *	44,899	23,042
Sonoco Products Co.	42,541	2,204,049
Steel Dynamics, Inc.	67,523	7,191,875
Stepan Co.	9,304	695,939
Summit Materials, Inc., Class A *	50,640	1,666,066
SunCoke Energy, Inc.	34,174	324,995
Sylvamo Corp.	15,710	695,953
TimkenSteel Corp. *	16,743	340,385
Tredegar Corp.	10,770	48,250
TriMas Corp.	17,344	419,898
Trinseo PLC	14,826	91,773
Tronox Holdings PLC	49,611	530,342
U.S. Antimony Corp. *	59,275	20,076
U.S. Gold Corp. *	7,270	24,209
U.S. Lime & Minerals, Inc.	962	190,466
U.S. Steel Corp.	98,168	3,326,914
Universal Stainless & Alloy Products, Inc. *	5,210	75,232
Valhi, Inc.	1,628	18,168
Vulcan Materials Co.	57,745	11,346,315
Warrior Met Coal, Inc.	22,693	1,105,830
Westlake Corp.	13,853	1,598,082
Westrock Co.	111,369	4,001,488
Worthington Industries, Inc.	12,939	797,301
		472,184,361

Media & Entertainment 7.2%
Advantage Solutions, Inc. *	42,984	98,863
Alphabet, Inc., Class A *	2,581,097	320,262,516
Alphabet, Inc., Class C *	2,195,541	275,101,287
Altice USA, Inc., Class A *	96,653	279,327
AMC Entertainment Holdings, Inc., Class A *	25,116	268,239
AMC Networks, Inc., Class A *	11,743	138,567
Arena Group Holdings, Inc. *	4,958	20,972
Atlanta Braves Holdings, Inc., Class C *	21,892	761,404
Boston Omaha Corp., Class A *	8,359	118,949
Bumble, Inc., Class A *	43,395	583,229
Cable One, Inc.	2,015	1,107,988
Cardlytics, Inc. *	13,998	173,435
Cargurus, Inc. *	38,901	670,264
Cars.com, Inc. *	26,286	400,336
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Charter Communications, Inc., Class A *	44,335	17,858,138
Cinemark Holdings, Inc. *	47,010	775,195
Clear Channel Outdoor Holdings, Inc. *	153,084	168,392
Comcast Corp., Class A	1,790,866	73,944,857
comScore, Inc. *	46,051	29,468
Cumulus Media, Inc., Class A *	7,422	33,473
CuriosityStream, Inc. *	23,041	12,258
Daily Journal Corp. *	412	119,847
DHI Group, Inc. *	17,605	48,238
DISH Network Corp., Class A *	107,474	526,623
Electronic Arts, Inc.	107,508	13,308,415
Emerald Holding, Inc. *	6,732	33,525
Endeavor Group Holdings, Inc., Class A	82,142	1,869,552
Entravision Communications Corp., Class A	34,841	124,731
Eventbrite, Inc., Class A *	35,982	297,931
EverQuote, Inc., Class A *	8,283	71,151
EW Scripps Co., Class A *	25,886	141,596
Fluent, Inc. *	30,212	14,774
Fox Corp., Class A	162,985	4,953,114
fuboTV, Inc. *	129,071	312,352
Gaia, Inc., Class A *	10,263	27,710
Gannett Co., Inc. *	69,602	162,869
Getty Images Holdings, Inc. *(a)	18,585	78,615
Golden Matrix Group, Inc. *	8,251	20,958
Gray Television, Inc.	36,454	237,680
Grindr, Inc. *	10,471	62,302
Harte Hanks, Inc. *	3,347	21,856
IAC, Inc. *	30,436	1,295,052
iHeartMedia, Inc., Class A *	43,715	102,730
Innovid Corp. *	35,745	35,745
Integral Ad Science Holding Corp. *	20,230	232,240
Interpublic Group of Cos., Inc.	167,394	4,753,990
IZEA Worldwide, Inc. *	8,623	18,626
John Wiley & Sons, Inc., Class A	18,846	570,468
Lee Enterprises, Inc. *	1,545	13,812
Liberty Broadband Corp., Class C *	57,527	4,792,574
Liberty Media Corp.-Liberty Formula One, Class C *	99,957	6,466,218
Liberty Media Corp.-Liberty Live, Class C *	28,755	916,422
Liberty Media Corp.-Liberty SiriusXM, Class C *	97,899	2,403,420
Lions Gate Entertainment Corp., Class A *	77,512	609,244
Live Nation Entertainment, Inc. *	61,645	4,932,833
LiveOne, Inc. *	39,793	38,042
Madison Square Garden Entertainment Corp., Class A *	18,450	562,356
Madison Square Garden Sports Corp. *	7,599	1,277,696
Magnite, Inc. *	51,501	341,967
Marchex, Inc., Class B *	24,313	31,850
Marcus Corp.	10,398	161,585
Match Group, Inc. *	121,155	4,191,963
MediaAlpha, Inc., Class A *	11,398	117,171
Meta Platforms, Inc., Class A *	966,865	291,287,419
National CineMedia, Inc. *(a)	44,303	173,225
Netflix, Inc. *	192,827	79,384,948
New York Times Co., Class A	70,255	2,831,979
News Corp., Class A	219,008	4,529,085
Nexstar Media Group, Inc., Class A	14,534	2,035,923
Nextdoor Holdings, Inc. *	62,506	113,761
Omnicom Group, Inc.	86,584	6,486,007
SECURITY	NUMBER OF SHARES	VALUE ($)
Outbrain, Inc. *	10,250	43,768
Paramount Global, Class B	214,712	2,336,067
Pinterest, Inc., Class A *	252,614	7,548,106
Playstudios, Inc. *	40,501	114,618
Playtika Holding Corp. *	30,485	256,074
PodcastOne, Inc. *	1,895	5,988
PSQ Holdings, Inc. *	8,011	47,425
PubMatic, Inc., Class A *	19,401	218,649
QuinStreet, Inc. *	21,564	243,889
Reading International, Inc., Class B *	1,251	15,763
Reservoir Media, Inc. *	14,527	81,787
ROBLOX Corp., Class A *	209,234	6,655,734
Roku, Inc. *	54,145	3,225,418
Rumble, Inc. *(a)	34,234	153,711
Saga Communications, Inc., Class A	1,989	38,587
Scholastic Corp.	12,861	474,571
Shutterstock, Inc.	10,396	422,909
Sinclair, Inc.	15,351	166,865
Sirius XM Holdings, Inc. (a)	278,423	1,191,650
Skillz, Inc., Class A *	6,303	32,271
Snap, Inc., Class A *	436,540	4,369,765
Sphere Entertainment Co. *	11,111	365,663
Stagwell, Inc., Class A *	43,953	181,086
Take-Two Interactive Software, Inc. *	68,742	9,194,243
TechTarget, Inc. *	11,292	284,333
TEGNA, Inc.	88,242	1,280,391
Thryv Holdings, Inc. *	12,739	222,041
TKO Group Holdings, Inc.	22,979	1,883,818
Townsquare Media, Inc., Class A	6,366	54,748
Trade Desk, Inc., Class A *	193,569	13,735,656
Travelzoo *	4,020	28,261
TripAdvisor, Inc. *	45,081	665,396
Troika Media Group, Inc. *	10,340	10,754
TrueCar, Inc. *	41,115	75,240
Urban One, Inc. *	6,214	32,996
Urban One, Inc., Class A *	6,023	32,705
Vimeo, Inc. *	71,535	220,328
Vivid Seats, Inc., Class A *	9,000	52,920
Walt Disney Co. *	796,194	64,961,468
Warner Bros Discovery, Inc. *	959,875	9,541,158
Warner Music Group Corp., Class A	60,256	1,886,013
WideOpenWest, Inc. *	23,881	168,122
Yelp, Inc., Class A *	29,475	1,243,550
Zedge, Inc., Class B *	11,319	21,732
Ziff Davis, Inc. *	20,262	1,225,041
ZipRecruiter, Inc., Class A *	33,246	354,070
ZoomInfo Technologies, Inc., Class A *	132,890	1,722,254
		1,273,036,949

Pharmaceuticals, Biotechnology & Life Sciences 7.4%
10X Genomics, Inc., Class A *	45,093	1,590,881
180 Life Sciences Corp. *	348,908	149,507
4D Molecular Therapeutics, Inc. *	16,081	172,710
89bio, Inc. *	29,991	221,933
Aadi Bioscience, Inc. *	8,294	36,328
AbbVie, Inc.	768,027	108,430,052
Abeona Therapeutics, Inc. *	8,850	33,807
Absci Corp. *	23,263	30,242
ACADIA Pharmaceuticals, Inc. *	63,466	1,432,428
AcelRx Pharmaceuticals, Inc. *	6,381	3,318
ACELYRIN, Inc. *	13,426	136,744
Achieve Life Sciences, Inc. *	8,279	33,282
Aclaris Therapeutics, Inc. *	25,691	127,941
Acrivon Therapeutics, Inc. *	3,170	16,611
Actinium Pharmaceuticals, Inc. *(a)	12,526	69,895
Acumen Pharmaceuticals, Inc. *	9,845	18,410
Adaptive Biotechnologies Corp. *	49,145	218,204
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
ADMA Biologics, Inc. *	83,730	283,007
Adverum Biotechnologies, Inc. *	36,413	32,626
Aerovate Therapeutics, Inc. *	3,663	38,864
Agenus, Inc. *	140,185	112,148
Agilent Technologies, Inc.	128,225	13,254,618
Agios Pharmaceuticals, Inc. *	24,055	505,396
Akebia Therapeutics, Inc. *	79,804	70,228
Akero Therapeutics, Inc. *	24,455	291,504
Akoya Biosciences, Inc. *	7,848	27,468
Alaunos Therapeutics, Inc. *	110,297	8,824
Aldeyra Therapeutics, Inc. *	19,049	32,574
Alector, Inc. *	26,074	135,585
Aligos Therapeutics, Inc. *	31,383	18,830
Alkermes PLC *	71,451	1,728,400
Allakos, Inc. *	29,756	56,834
Allogene Therapeutics, Inc. *	38,872	109,619
Alnylam Pharmaceuticals, Inc. *	54,590	8,286,762
Alpine Immune Sciences, Inc. *	13,710	140,390
Altimmune, Inc. *	20,396	49,154
ALX Oncology Holdings, Inc. *(a)	10,211	73,519
Alzamend Neuro, Inc. *	3,538	6,227
Amgen, Inc.	232,752	59,514,686
Amicus Therapeutics, Inc. *	109,362	1,199,701
Amneal Pharmaceuticals, Inc. *	45,474	175,984
Amphastar Pharmaceuticals, Inc. *	16,418	743,243
Amylyx Pharmaceuticals, Inc. *	17,199	280,516
AnaptysBio, Inc. *	7,265	118,492
Anavex Life Sciences Corp. *	36,218	202,096
ANI Pharmaceuticals, Inc. *	7,569	467,310
Anika Therapeutics, Inc. *	5,811	113,314
Anixa Biosciences, Inc. *	12,785	40,401
Annexon, Inc. *	19,332	43,884
Annovis Bio, Inc. *	2,061	13,623
Apellis Pharmaceuticals, Inc. *	44,448	2,162,840
Apogee Therapeutics, Inc. *	9,804	168,433
Applied Therapeutics, Inc. *	24,504	58,810
AquaBounty Technologies, Inc. *	2,202	4,999
Aquestive Therapeutics, Inc. *	19,078	29,952
Arbutus Biopharma Corp. *	50,681	92,746
ARCA biopharma, Inc. *	14,988	26,679
Arcellx, Inc. *	12,793	450,953
Arcturus Therapeutics Holdings, Inc. *	10,133	193,540
Arcus Biosciences, Inc. *	21,937	344,630
Arcutis Biotherapeutics, Inc. *	17,059	38,383
Ardelyx, Inc. *	92,346	364,767
Arrowhead Pharmaceuticals, Inc. *	46,222	1,136,599
ARS Pharmaceuticals, Inc. *(a)	16,170	57,727
Arvinas, Inc. *	24,238	390,717
Assembly Biosciences, Inc. *	32,452	28,457
Assertio Holdings, Inc. *	40,135	86,290
Astria Therapeutics, Inc. *	9,822	49,012
Atara Biotherapeutics, Inc. *	41,098	53,016
Atea Pharmaceuticals, Inc. *	33,404	108,563
Atossa Therapeutics, Inc. *	45,962	30,813
Atreca, Inc., Class A *	22,959	4,821
aTyr Pharma, Inc. *	26,689	33,361
Aura Biosciences, Inc. *	9,925	80,988
Avantor, Inc. *	292,647	5,100,837
Avid Bioservices, Inc. *	27,120	166,788
Avidity Biosciences, Inc. *	31,152	160,433
Avita Medical, Inc. *	10,054	93,603
Avrobio, Inc. *	9,797	15,577
Axcella Health, Inc. *	730	3,993
Axsome Therapeutics, Inc. *	17,254	1,074,579
Azenta, Inc. *	26,231	1,192,199
Beam Therapeutics, Inc. *	31,404	663,881
BioAtla, Inc. *	18,434	27,098
BioCryst Pharmaceuticals, Inc. *	80,837	443,795
SECURITY	NUMBER OF SHARES	VALUE ($)
Biogen, Inc. *	63,127	14,995,188
Biohaven Ltd. *	26,982	715,293
BioLife Solutions, Inc. *	14,953	151,025
BioMarin Pharmaceutical, Inc. *	81,620	6,647,949
Biomea Fusion, Inc. *	9,488	96,967
Bionano Genomics, Inc. *(a)	27,990	38,626
Biora Therapeutics, Inc. *	8,398	16,334
Bio-Rad Laboratories, Inc., Class A *	9,172	2,524,868
Biote Corp., Class A *	7,115	37,923
Bio-Techne Corp.	68,638	3,749,694
BioVie, Inc., Class A *(a)	4,021	17,532
Black Diamond Therapeutics, Inc. *	14,484	27,230
Bluebird Bio, Inc. *	47,349	139,680
Blueprint Medicines Corp. *	26,097	1,536,069
Bolt Biotherapeutics, Inc. *	3,417	3,349
BrainStorm Cell Therapeutics, Inc. *	11,287	1,704
Bridgebio Pharma, Inc. *	52,453	1,365,876
Bright Green Corp. *	28,510	10,383
Bristol-Myers Squibb Co.	909,034	46,842,522
Bruker Corp.	43,457	2,477,049
C4 Therapeutics, Inc. *	21,536	32,089
Cabaletta Bio, Inc. *	16,585	236,502
Capricor Therapeutics, Inc. *	13,479	38,011
Cara Therapeutics, Inc. *	20,844	26,889
Cardiff Oncology, Inc. *	16,399	17,547
CareDx, Inc. *	22,269	120,475
Caribou Biosciences, Inc. *	40,353	146,481
Carisma Therapeutics, Inc. (a)	11,791	35,373
Cassava Sciences, Inc. *(a)	17,259	347,769
Catalent, Inc. *	77,740	2,673,479
Catalyst Pharmaceuticals, Inc. *	42,971	533,270
Celcuity, Inc. *	4,926	52,462
Celldex Therapeutics, Inc. *	19,973	469,765
CEL-SCI Corp. *(a)	16,481	26,864
Cerevel Therapeutics Holdings, Inc. *	38,421	908,657
Champions Oncology, Inc. *	6,854	37,423
Charles River Laboratories International, Inc. *	22,431	3,776,483
ChromaDex Corp. *	24,667	32,560
Cibus, Inc. *(a)	7,726	83,054
Cidara Therapeutics, Inc. *	26,814	20,566
Citius Pharmaceuticals, Inc. *	76,073	57,253
Clearside Biomedical, Inc. *	20,216	14,649
Clene, Inc. *	25,692	10,020
Cogent Biosciences, Inc. *	35,766	291,851
Cognition Therapeutics, Inc. *	11,965	13,401
Coherus Biosciences, Inc. *	35,313	118,299
Collegium Pharmaceutical, Inc. *	14,303	311,233
Compass Therapeutics, Inc. *	42,767	76,981
Corbus Pharmaceuticals Holdings, Inc. *	3,313	18,056
Corcept Therapeutics, Inc. *	38,291	1,075,211
CorMedix, Inc. *	22,604	78,662
Corvus Pharmaceuticals, Inc. *	15,668	17,705
Crinetics Pharmaceuticals, Inc. *	24,945	730,639
CRISPR Therapeutics AG *(b)	33,946	1,321,518
CryoPort, Inc. *	20,286	196,774
Cue Biopharma, Inc. *	17,072	35,851
Cullinan Oncology, Inc. *	10,191	95,082
Curis, Inc. *	2,854	13,499
Cymabay Therapeutics, Inc. *	45,601	746,944
Cyteir Therapeutics, Inc. *	15,972	47,916
Cytek Biosciences, Inc. *	46,745	196,796
Cytokinetics, Inc. *	41,350	1,441,461
CytomX Therapeutics, Inc. *	24,817	27,299
Danaher Corp.	285,939	54,906,007
Dare Bioscience, Inc. *	30,532	13,068
Day One Biopharmaceuticals, Inc. *	25,478	301,405
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Deciphera Pharmaceuticals, Inc. *	24,491	293,647
Denali Therapeutics, Inc. *	55,676	1,048,379
DermTech, Inc. *(a)	11,512	15,656
DiaMedica Therapeutics, Inc. *	13,251	28,887
Dianthus Therapeutics, Inc. *	1,710	20,520
Disc Medicine, Inc. *	5,436	249,023
Durect Corp. *	11,344	31,196
Dyadic International, Inc. *	16,336	26,464
Dynavax Technologies Corp. *	58,800	835,548
Dyne Therapeutics, Inc. *	13,729	96,789
Eagle Pharmaceuticals, Inc. *	4,393	60,316
Edgewise Therapeutics, Inc. *	18,744	119,962
Editas Medicine, Inc. *	29,920	199,866
Eiger BioPharmaceuticals, Inc. *	33,436	8,727
Elanco Animal Health, Inc. *	215,060	1,894,679
Eledon Pharmaceuticals, Inc. *	14,987	23,380
Eli Lilly & Co.	346,977	192,200,970
Elicio Operating Co., Inc. *	2,363	15,667
Enanta Pharmaceuticals, Inc. *	8,668	78,185
Enliven Therapeutics, Inc. *(a)	8,344	103,382
Entrada Therapeutics, Inc. *	7,643	122,364
EQRx, Inc. *	106,931	233,110
Erasca, Inc. *	37,301	86,165
Esperion Therapeutics, Inc. *	57,991	48,063
Eton Pharmaceuticals, Inc. *	13,239	55,869
Evolus, Inc. *	17,279	131,320
Exact Sciences Corp. *	78,408	4,829,149
Exelixis, Inc. *	150,515	3,099,104
Eyenovia, Inc. *	12,362	16,071
EyePoint Pharmaceuticals, Inc. *	11,679	70,308
Foghorn Therapeutics, Inc. *	8,974	30,063
Fortrea Holdings, Inc. *	38,369	1,089,680
Frequency Therapeutics, Inc. *	23,364	5,675
Fulcrum Therapeutics, Inc. *	24,485	89,125
G1 Therapeutics, Inc. *	21,516	35,501
Gain Therapeutics, Inc. *	7,043	20,143
Galectin Therapeutics, Inc. *	17,413	35,523
Galecto, Inc. *	15,761	8,355
Genelux Corp. *	9,191	133,361
Generation Bio Co. *	24,023	22,541
Genprex, Inc. *	29,742	6,573
Geron Corp. *	188,447	358,049
Gilead Sciences, Inc.	542,246	42,588,001
GlycoMimetics, Inc. *	22,361	27,951
Gossamer Bio, Inc. *	38,544	19,272
Graphite Bio, Inc. *	17,740	44,173
Greenwich Lifesciences, Inc. *	2,671	22,036
Halozyme Therapeutics, Inc. *	56,540	1,915,010
Harmony Biosciences Holdings, Inc. *	13,388	315,154
Harrow, Inc. *	12,577	180,291
Harvard Bioscience, Inc. *	14,274	62,663
Heron Therapeutics, Inc. *	51,211	32,616
HilleVax, Inc. *	5,558	61,138
Homology Medicines, Inc. *	21,971	22,850
Hookipa Pharma, Inc. *	36,285	15,675
Humacyte, Inc. *(a)	22,996	48,752
Icosavax, Inc. *	8,894	54,698
Ideaya Biosciences, Inc. *	25,564	694,574
IGM Biosciences, Inc. *	4,577	18,033
Ikena Oncology, Inc. *	12,066	48,626
Illumina, Inc. *	68,881	7,536,959
Immuneering Corp., Class A *(a)	8,677	60,999
Immunic, Inc. *(a)	25,000	26,500
ImmunityBio, Inc. *(a)	60,586	190,240
ImmunoGen, Inc. *	99,900	1,484,514
Immunome, Inc. *	7,511	66,097
Immunovant, Inc. *	23,486	776,212
IN8bio, Inc. *	13,105	12,319
SECURITY	NUMBER OF SHARES	VALUE ($)
Incyte Corp. *	81,840	4,413,631
Inhibrx, Inc. *	13,459	208,211
Inmune Bio, Inc. *	5,159	37,609
Innoviva, Inc. *	24,927	309,344
Inovio Pharmaceuticals, Inc. *	132,910	48,419
Inozyme Pharma, Inc. *	10,879	32,311
Insmed, Inc. *	63,877	1,600,758
Instil Bio, Inc. *	59,627	22,122
Intellia Therapeutics, Inc. *	37,913	949,721
Intercept Pharmaceuticals, Inc. *	16,133	305,398
Intra-Cellular Therapies, Inc. *	38,421	1,911,829
Invivyd, Inc. *	24,069	38,029
Ionis Pharmaceuticals, Inc. *	61,661	2,729,732
Iovance Biotherapeutics, Inc. *	96,581	368,939
IQVIA Holdings, Inc. *	79,513	14,378,336
Ironwood Pharmaceuticals, Inc., Class A *	56,987	511,173
iTeos Therapeutics, Inc. *	10,503	105,660
Janux Therapeutics, Inc. *	6,583	42,263
Jasper Therapeutics, Inc. *	36,899	25,220
Jazz Pharmaceuticals PLC *	27,628	3,509,309
Johnson & Johnson	1,047,803	155,431,097
KalVista Pharmaceuticals, Inc. *	8,852	75,153
Karuna Therapeutics, Inc. *	15,711	2,617,610
Keros Therapeutics, Inc. *	10,741	306,548
Kezar Life Sciences, Inc. *	182,308	131,462
Kineta, Inc.	8,000	33,920
Kiniksa Pharmaceuticals Ltd., Class A *	12,806	195,291
Kinnate Biopharma, Inc. *	9,080	10,079
Kodiak Sciences, Inc. *	15,730	22,809
Kronos Bio, Inc. *	16,500	14,436
Krystal Biotech, Inc. *	10,641	1,243,614
Kura Oncology, Inc. *	27,728	234,302
Kymera Therapeutics, Inc. *	16,569	193,360
Lantern Pharma, Inc. *	657	1,633
Larimar Therapeutics, Inc. *	15,137	44,351
Lexicon Pharmaceuticals, Inc. *	46,637	57,830
Ligand Pharmaceuticals, Inc. *	7,105	371,520
Lineage Cell Therapeutics, Inc. *	68,183	77,729
Lipocine, Inc. *	2,942	7,502
Liquidia Corp. *	20,793	135,362
Longboard Pharmaceuticals, Inc. *	7,324	39,659
Lyell Immunopharma, Inc. *	61,098	101,117
Lyra Therapeutics, Inc. *	9,060	26,908
MacroGenics, Inc. *	24,123	125,922
Madrigal Pharmaceuticals, Inc. *	6,755	887,472
MannKind Corp. *	113,573	487,228
Maravai LifeSciences Holdings, Inc., Class A *	48,185	330,549
Marinus Pharmaceuticals, Inc. *	19,569	135,809
MaxCyte, Inc. *	38,683	114,502
MediciNova, Inc. *	17,843	34,080
Medpace Holdings, Inc. *	10,142	2,461,159
MEI Pharma, Inc. *	4,822	32,886
Merck & Co., Inc.	1,104,155	113,396,718
Merrimack Pharmaceuticals, Inc. *	5,681	69,479
Mersana Therapeutics, Inc. *	44,571	53,039
Mesa Laboratories, Inc.	2,222	208,490
Mettler-Toledo International, Inc. *	9,548	9,406,690
MiMedx Group, Inc. *	51,298	336,515
Mind Medicine MindMed, Inc. *	18,372	47,032
Mineralys Therapeutics, Inc. *	5,051	39,044
MiNK Therapeutics, Inc. *	1,744	1,779
Mirati Therapeutics, Inc. *	26,605	1,477,376
Miromatrix Medical, Inc. *	11,036	36,640
Mirum Pharmaceuticals, Inc. *	14,627	401,219
Moderna, Inc. *	143,815	10,924,187
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Moleculin Biotech, Inc. *	5,479	2,653
Monte Rosa Therapeutics, Inc. *	13,679	46,509
Morphic Holding, Inc. *	17,544	350,003
Mustang Bio, Inc. *	5,943	9,747
Myriad Genetics, Inc. *	34,998	545,269
Natera, Inc. *	47,049	1,857,024
Nautilus Biotechnology, Inc. *	22,256	56,975
Nektar Therapeutics, Class A *	99,411	46,624
Neurocrine Biosciences, Inc. *	42,863	4,755,221
NextCure, Inc. *	10,000	10,300
Novavax, Inc. *(a)	37,078	246,939
NRX Pharmaceuticals, Inc. *	43,732	14,213
Nurix Therapeutics, Inc. *	17,851	99,787
Nuvalent, Inc., Class A *	13,827	720,248
Nuvectis Pharma, Inc. *(a)	2,330	20,854
Ocean Biomedical, Inc. *(a)	6,470	10,870
Ocugen, Inc. *	170,254	62,636
Ocular Therapeutix, Inc. *	36,014	102,640
Ocuphire Pharma, Inc. *	5,599	15,957
Olema Pharmaceuticals, Inc. *	18,580	246,928
Omega Therapeutics, Inc. *	9,399	12,877
Omeros Corp. *(a)	26,846	31,947
OmniAb, Inc. *	48,133	219,005
Oncternal Therapeutics, Inc. *	32,249	10,945
Optinose, Inc. *	36,174	40,877
Oragenics, Inc. *	1,680	6,114
Organogenesis Holdings, Inc., Class A *	29,326	65,690
Organon & Co.	112,824	1,668,667
ORIC Pharmaceuticals, Inc. *	16,653	111,575
Ovid therapeutics, Inc. *	26,321	93,440
Pacific Biosciences of California, Inc. *	99,022	611,956
Pacira BioSciences, Inc. *	19,757	558,333
Palatin Technologies, Inc. *	5,171	10,652
Passage Bio, Inc. *	7,891	5,050
PDS Biotechnology Corp. *(a)	13,278	55,369
PepGen, Inc. *	4,814	24,648
Perrigo Co. PLC	58,233	1,609,560
Personalis, Inc. *	22,941	22,074
Perspective Therapeutics, Inc. *	116,009	30,046
Pfizer, Inc.	2,456,735	75,077,822
PharmaCyte Biotech, Inc. *	5,947	12,608
Phathom Pharmaceuticals, Inc. *	11,258	104,699
Phibro Animal Health Corp., Class A	8,185	89,380
Pliant Therapeutics, Inc. *	25,045	367,410
PMV Pharmaceuticals, Inc. *	14,570	22,001
Point Biopharma Global, Inc. *	40,904	517,845
Poseida Therapeutics, Inc., Class A *	19,911	40,220
Praxis Precision Medicines, Inc. *	21,152	21,787
Precigen, Inc. *	67,713	76,516
Prelude Therapeutics, Inc. *	7,515	12,700
Prestige Consumer Healthcare, Inc. *	21,494	1,275,884
Prime Medicine, Inc. *(a)	18,724	121,519
ProKidney Corp. *(a)	17,259	28,132
ProPhase Labs, Inc. *	5,896	25,883
Protagonist Therapeutics, Inc. *	23,130	336,310
Prothena Corp. PLC *	17,365	633,128
PTC Therapeutics, Inc. *	31,922	598,537
Puma Biotechnology, Inc. *	19,453	47,854
Pyxis Oncology, Inc. *	6,524	10,895
Quanterix Corp. *	14,993	325,648
Quantum-Si, Inc. *	32,018	38,422
Quince Therapeutics, Inc. *	11,013	10,689
Rallybio Corp. *	7,128	29,938
Rani Therapeutics Holdings, Inc., Class A *	2,793	5,474
Rapid Micro Biosystems, Inc., Class A *	6,797	7,001
SECURITY	NUMBER OF SHARES	VALUE ($)
RAPT Therapeutics, Inc. *	10,996	144,597
Recursion Pharmaceuticals, Inc., Class A *	69,639	367,694
Regeneron Pharmaceuticals, Inc. *	46,446	36,222,771
REGENXBIO, Inc. *	16,406	211,473
Regulus Therapeutics, Inc. *	9,113	11,118
Relay Therapeutics, Inc. *	58,957	389,116
Relmada Therapeutics, Inc. *	12,505	37,390
Reneo Pharmaceuticals, Inc. *	7,425	60,068
RenovoRx, Inc. *	49,232	52,678
Repligen Corp. *	22,747	3,060,836
Replimune Group, Inc. *	24,096	351,079
Revance Therapeutics, Inc. *	36,568	288,522
Reviva Pharmaceuticals Holdings, Inc. *(a)	4,892	22,943
REVOLUTION Medicines, Inc. *	43,835	867,933
Revvity, Inc.	54,597	4,523,361
Rezolute, Inc. *	13,757	13,309
Rhythm Pharmaceuticals, Inc. *	22,511	520,229
Rigel Pharmaceuticals, Inc. *	65,618	52,973
Rocket Pharmaceuticals, Inc. *	35,447	641,591
Roivant Sciences Ltd. *	141,513	1,222,672
Royalty Pharma PLC, Class A	168,881	4,537,832
SAB Biotherapeutics, Inc. *	16,238	16,236
Sage Therapeutics, Inc. *	22,552	422,399
Sana Biotechnology, Inc. *	38,121	112,838
Sangamo Therapeutics, Inc. *	80,106	50,483
Sarepta Therapeutics, Inc. *	40,733	2,741,738
Savara, Inc. *	40,048	146,576
Scholar Rock Holding Corp. *	13,870	163,111
Scilex Holding Co. *(b)	30,357	46,849
scPharmaceuticals, Inc. *	7,807	41,767
SCYNEXIS, Inc. *	8,875	16,774
Seagen, Inc. *	61,235	13,031,420
Seelos Therapeutics, Inc. *	99,356	18,450
Seer, Inc., Class A *	17,867	29,302
Selecta Biosciences, Inc. *	59,796	74,745
SELLAS Life Sciences Group, Inc. *	16,238	15,752
Sera Prognostics, Inc., Class A *	12,000	21,000
Seres Therapeutics, Inc. *	40,525	62,003
Shattuck Labs, Inc. *	20,881	33,827
SIGA Technologies, Inc.	17,097	87,195
Societal CDMO, Inc. *	37,047	12,766
Solid Biosciences, Inc. *	4,276	9,535
SomaLogic, Inc. *	72,426	161,510
Sotera Health Co. *	43,614	552,153
Spero Therapeutics, Inc. *	28,565	30,850
SpringWorks Therapeutics, Inc. *	24,215	554,523
Spruce Biosciences, Inc. *	15,289	17,429
Standard BioTools, Inc. *	31,192	62,072
Stoke Therapeutics, Inc. *	12,708	48,417
Summit Therapeutics, Inc. *(a)	46,158	89,547
Supernus Pharmaceuticals, Inc. *	23,188	553,034
Sutro Biopharma, Inc. *	23,381	64,298
Syndax Pharmaceuticals, Inc. *	28,799	405,490
Synlogic, Inc. *	1,666	3,149
Syros Pharmaceuticals, Inc. *	4,670	11,628
Tango Therapeutics, Inc. *	18,079	151,864
Tarsus Pharmaceuticals, Inc. *	8,807	125,412
Taysha Gene Therapies, Inc. *	16,140	37,768
Tenaya Therapeutics, Inc. *	14,896	27,111
Terns Pharmaceuticals, Inc. *	16,643	87,542
TG Therapeutics, Inc. *	60,796	469,953
TherapeuticsMD, Inc. *	7,060	15,038
Theravance Biopharma, Inc. *	21,449	202,479
Theriva Biologics, Inc. *	13,566	6,078
Thermo Fisher Scientific, Inc.	167,939	74,694,229
Theseus Pharmaceuticals, Inc. *(a)	9,940	22,862
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Third Harmonic Bio, Inc. *	5,232	33,485
Tourmaline Bio, Inc.	1,370	22,591
Travere Therapeutics, Inc. *	29,285	189,767
Trevi Therapeutics, Inc. *	12,557	22,351
Twist Bioscience Corp. *	25,495	401,801
Tyra Biosciences, Inc. *	6,880	79,808
Ultragenyx Pharmaceutical, Inc. *	34,727	1,229,336
uniQure NV *	18,083	103,073
United Therapeutics Corp. *	20,493	4,567,070
UNITY Biotechnology, Inc. *	4,595	9,144
Vanda Pharmaceuticals, Inc. *	24,287	106,377
Vaxart, Inc. *	314,821	207,971
Vaxcyte, Inc. *	37,490	1,803,269
Vaxxinity, Inc., Class A *(a)	22,917	26,355
Ventyx Biosciences, Inc. *	20,885	301,162
Vera Therapeutics, Inc., Class A *	12,309	128,260
Veracyte, Inc. *	30,348	628,811
Verastem, Inc. *	7,159	44,959
Vericel Corp. *	20,027	704,550
Verrica Pharmaceuticals, Inc. *(a)	7,637	28,104
Vertex Pharmaceuticals, Inc. *	112,407	40,703,699
Verve Therapeutics, Inc. *	18,886	227,387
Viatris, Inc.	527,718	4,696,690
Vigil Neuroscience, Inc. *	5,235	36,645
Viking Therapeutics, Inc. *	44,820	439,684
Vir Biotechnology, Inc. *	41,660	330,364
Viracta Therapeutics, Inc. *	12,430	7,707
Viridian Therapeutics, Inc. *	18,686	233,575
Vor BioPharma, Inc. *	17,792	32,559
Voyager Therapeutics, Inc. *	12,446	81,770
Waters Corp. *	25,492	6,080,607
WaVe Life Sciences Ltd. *	29,975	161,265
Werewolf Therapeutics, Inc. *	6,982	17,455
West Pharmaceutical Services, Inc.	32,001	10,185,598
X4 Pharmaceuticals, Inc. *	42,386	33,930
XBiotech, Inc. *	10,477	43,794
Xencor, Inc. *	25,852	448,532
Xeris Biopharma Holdings, Inc. *	60,840	111,337
Xilio Therapeutics, Inc. *	11,925	25,639
XOMA Corp. *	2,843	53,591
Y-mAbs Therapeutics, Inc. *	14,556	77,729
Zentalis Pharmaceuticals, Inc. *	24,484	400,558
Zevra Therapeutics, Inc. *	11,139	49,903
Zoetis, Inc.	200,298	31,446,786
Zura Bio Ltd., Class A *(a)	5,513	25,911
		1,317,127,258

Real Estate Management & Development 0.2%
Altisource Portfolio Solutions SA *	9,415	35,400
AMREP Corp. *	2,361	39,405
Anywhere Real Estate, Inc. *	48,041	224,352
CBRE Group, Inc., Class A *	134,475	9,324,497
Compass, Inc., Class A *	148,596	294,220
CoStar Group, Inc. *	177,484	13,029,101
Cushman & Wakefield PLC *	70,899	522,526
DigitalBridge Group, Inc.	63,571	1,007,600
Doma Holdings, Inc. *	1,501	6,199
Douglas Elliman, Inc.	28,072	49,687
eXp World Holdings, Inc.	31,554	418,722
Fathom Holdings, Inc. *	2,686	7,333
Forestar Group, Inc. *	6,900	163,875
FRP Holdings, Inc. *	2,978	160,187
Howard Hughes Holdings, Inc. *	14,474	960,060
InterGroup Corp. *	1,138	30,612
Jones Lang LaSalle, Inc. *	20,507	2,623,255
Kennedy-Wilson Holdings, Inc.	52,161	671,312
Marcus & Millichap, Inc.	11,056	317,307
SECURITY	NUMBER OF SHARES	VALUE ($)
Maui Land & Pineapple Co., Inc. *	3,498	51,211
Newmark Group, Inc., Class A	53,804	305,069
Offerpad Solutions, Inc. *	8,794	69,912
Opendoor Technologies, Inc. *	251,531	477,909
Rafael Holdings, Inc., Class B *	1,046	1,862
RE/MAX Holdings, Inc., Class A	6,967	74,965
Redfin Corp. *	46,168	215,143
RMR Group, Inc., Class A	6,145	138,385
Seritage Growth Properties, Class A *	16,651	120,553
St. Joe Co.	15,558	725,625
Stratus Properties, Inc. *	3,398	87,227
Tejon Ranch Co. *	11,108	172,396
WeWork, Inc., Class A *(a)	7,890	17,989
Zillow Group, Inc., Class C *	92,725	3,361,281
		35,705,177

Semiconductors & Semiconductor Equipment 6.5%
ACM Research, Inc., Class A *	22,189	301,770
Advanced Micro Devices, Inc. *	703,029	69,248,356
Aehr Test Systems *	11,116	261,893
Allegro MicroSystems, Inc. *	29,795	773,478
Alpha & Omega Semiconductor Ltd. *	9,994	237,058
Ambarella, Inc. *	16,219	729,693
Amkor Technology, Inc.	45,775	954,866
Amtech Systems, Inc. *	6,347	45,476
Analog Devices, Inc.	218,183	34,326,731
Applied Materials, Inc.	365,400	48,360,690
Atomera, Inc. *(a)	12,488	79,923
Axcelis Technologies, Inc. *	14,115	1,799,662
AXT, Inc. *	15,887	31,615
Broadcom, Inc.	179,572	151,086,494
CEVA, Inc. *	10,247	175,941
Cirrus Logic, Inc. *	23,648	1,582,761
Cohu, Inc. *	20,047	604,217
Credo Technology Group Holding Ltd. *	50,392	716,574
CVD Equipment Corp. *	3,009	17,482
Diodes, Inc. *	19,535	1,271,338
Enphase Energy, Inc. *	59,223	4,712,966
Entegris, Inc.	64,985	5,721,279
Everspin Technologies, Inc. *	8,698	84,110
First Solar, Inc. *	46,365	6,604,694
FormFactor, Inc. *	33,029	1,119,023
GSI Technology, Inc. *	8,052	15,862
Ichor Holdings Ltd. *	12,049	292,309
Impinj, Inc. *	9,452	610,694
indie Semiconductor, Inc., Class A *	56,060	274,133
Intel Corp.	1,822,330	66,515,045
inTEST Corp. *	4,591	59,362
KLA Corp.	59,491	27,942,923
Kopin Corp. *	40,189	49,432
Kulicke & Soffa Industries, Inc.	25,768	1,072,206
Lam Research Corp.	58,002	34,117,936
Lattice Semiconductor Corp. *	59,972	3,335,043
MACOM Technology Solutions Holdings, Inc. *	23,035	1,624,889
Marvell Technology, Inc.	374,213	17,670,338
MaxLinear, Inc. *	31,865	484,348
Meta Materials, Inc. *	393,855	47,656
Microchip Technology, Inc.	237,391	16,923,604
Micron Technology, Inc.	476,600	31,870,242
MKS Instruments, Inc.	27,580	1,810,903
Monolithic Power Systems, Inc.	20,743	9,163,013
Navitas Semiconductor Corp., Class A *	53,865	282,253
NVE Corp.	1,912	130,016
NVIDIA Corp.	1,074,492	438,177,838
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
NXP Semiconductors NV	112,456	19,390,788
ON Semiconductor Corp. *	188,331	11,797,054
Onto Innovation, Inc. *	21,746	2,443,598
PDF Solutions, Inc. *	12,456	330,458
Photronics, Inc. *	27,001	495,738
Pixelworks, Inc. *	21,959	26,790
Power Integrations, Inc.	24,536	1,701,081
Qorvo, Inc. *	42,910	3,751,192
QUALCOMM, Inc.	485,607	52,926,307
QuickLogic Corp. *	7,578	70,930
Rambus, Inc. *	48,235	2,620,608
Rigetti Computing, Inc. *	30,086	31,891
Semtech Corp. *	27,200	379,712
Silicon Laboratories, Inc. *	13,805	1,272,545
SiTime Corp. *	7,254	723,949
SkyWater Technology, Inc. *	2,749	13,553
Skyworks Solutions, Inc.	69,254	6,007,092
SMART Global Holdings, Inc. *	21,681	297,030
SolarEdge Technologies, Inc. *	24,687	1,874,978
Synaptics, Inc. *	16,813	1,406,576
Teradyne, Inc.	67,193	5,595,161
Texas Instruments, Inc.	395,085	56,106,021
Transphorm, Inc. *	11,592	30,255
Trio-Tech International *	2,059	14,022
Ultra Clean Holdings, Inc. *	21,314	508,552
Universal Display Corp.	18,753	2,610,043
Veeco Instruments, Inc. *	24,931	596,848
Wolfspeed, Inc. *	53,532	1,811,523
		1,158,152,430

Software & Services 12.0%
8x8, Inc. *	46,219	110,001
A10 Networks, Inc.	27,651	300,566
Accenture PLC, Class A	274,479	81,544,966
ACI Worldwide, Inc. *	46,527	947,755
Adeia, Inc.	47,028	396,446
Adobe, Inc. *	198,333	105,525,056
Agilysys, Inc. *	8,573	735,478
Akamai Technologies, Inc. *	65,876	6,806,967
Alarm.com Holdings, Inc. *	22,683	1,159,782
Alkami Technology, Inc. *	15,859	284,669
Altair Engineering, Inc., Class A *	24,227	1,504,981
Alteryx, Inc., Class A *	27,268	872,849
American Software, Inc., Class A	13,798	151,364
Amplitude, Inc., Class A *	27,091	269,826
ANSYS, Inc. *	37,696	10,489,289
Appfolio, Inc., Class A *	8,785	1,647,802
Appian Corp., Class A *	17,792	702,072
Applied Digital Corp. *	28,011	136,694
AppLovin Corp., Class A *	58,930	2,147,409
Arteris, Inc. *	9,920	54,064
Asana, Inc., Class A *	34,549	638,120
Aspen Technology, Inc. *	12,573	2,234,851
Atlassian Corp., Class A *	66,037	11,928,924
AudioEye, Inc. *	4,308	19,128
Aurora Innovation, Inc. *	328,387	574,677
Autodesk, Inc. *	93,158	18,410,816
AvePoint, Inc. *	39,999	299,593
Backblaze, Inc., Class A *	5,377	28,014
Bentley Systems, Inc., Class B	99,873	4,857,823
BigCommerce Holdings, Inc. *	27,578	245,168
Bill Holdings, Inc. *	42,499	3,879,734
Blackbaud, Inc. *	18,300	1,196,820
BlackLine, Inc. *	22,134	1,086,779
Blend Labs, Inc., Class A *	73,956	89,487
Box, Inc., Class A *	61,960	1,540,326
Braze, Inc., Class A *	20,845	887,580
SECURITY	NUMBER OF SHARES	VALUE ($)
Brightcove, Inc. *	15,409	47,460
C3.ai, Inc., Class A *(a)	40,940	998,936
Cadence Design Systems, Inc. *	118,264	28,365,620
Castellum, Inc. *	34,318	18,017
CCC Intelligent Solutions Holdings, Inc. *	88,515	953,307
Cerence, Inc. *	17,854	273,345
Cipher Mining, Inc. *(a)	16,000	53,280
Cleanspark, Inc. *	73,985	303,339
Clear Secure, Inc., Class A	35,287	593,527
Clearwater Analytics Holdings, Inc., Class A *	39,541	714,901
Cloudflare, Inc., Class A *	127,018	7,200,650
Cognizant Technology Solutions Corp., Class A	219,990	14,182,755
CommVault Systems, Inc. *	19,014	1,242,565
Computer Task Group, Inc. *	7,864	81,628
Confluent, Inc., Class A *	92,336	2,669,434
Consensus Cloud Solutions, Inc. *	7,116	153,634
CoreCard Corp. *	2,218	47,399
Couchbase, Inc. *	10,823	168,406
Crowdstrike Holdings, Inc., Class A *	97,459	17,227,827
CS Disco, Inc. *	8,360	46,900
CSP, Inc.	2,909	60,653
DarioHealth Corp. *(a)	10,290	13,171
Datadog, Inc., Class A *	129,779	10,573,095
Dave, Inc. *(a)	5,855	29,626
DecisionPoint Systems, Inc. *	4,188	21,610
Digimarc Corp. *	5,752	149,207
Digital Turbine, Inc. *	39,598	187,695
DigitalOcean Holdings, Inc. *	24,086	492,800
DocuSign, Inc., Class A *	88,487	3,440,375
Dolby Laboratories, Inc., Class A	26,426	2,138,920
Domo, Inc., Class B *	14,774	120,556
DoubleVerify Holdings, Inc. *	54,733	1,523,219
Dropbox, Inc., Class A *	112,036	2,946,547
D-Wave Quantum, Inc. *	23,310	16,830
DXC Technology Co. *	89,096	1,797,066
Dynatrace, Inc. *	103,310	4,618,990
E2open Parent Holdings, Inc. *	73,998	213,854
Ebix, Inc.	10,319	62,843
Edgio, Inc. *	117,132	91,621
eGain Corp. *	7,634	45,957
Elastic NV *	34,780	2,609,891
Enfusion, Inc., Class A *	18,455	153,177
EngageSmart, Inc. *	20,503	464,393
Envestnet, Inc. *	21,407	792,059
EPAM Systems, Inc. *	25,266	5,497,124
Everbridge, Inc. *	16,799	346,227
EverCommerce, Inc. *	12,868	123,275
Expensify, Inc., Class A *	18,547	49,520
Fair Isaac Corp. *	10,779	9,117,633
Fastly, Inc., Class A *	49,899	732,018
Five9, Inc. *	32,050	1,854,733
Fortinet, Inc. *	283,850	16,227,704
Freshworks, Inc., Class A *	71,818	1,288,415
Gartner, Inc. *	34,311	11,392,624
Gen Digital, Inc.	243,719	4,060,359
Gitlab, Inc., Class A *	34,834	1,507,616
Glimpse Group, Inc. *	1,370	1,288
GoDaddy, Inc., Class A *	63,722	4,666,362
Grid Dynamics Holdings, Inc. *	23,721	240,531
Guidewire Software, Inc. *	35,881	3,233,955
Hackett Group, Inc.	9,720	216,659
HashiCorp, Inc., Class A *	44,803	882,171
HubSpot, Inc. *	21,722	9,205,132
Informatica, Inc., Class A *	15,704	301,203
Information Services Group, Inc.	16,112	65,415
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Instructure Holdings, Inc. *	7,414	182,607
Intapp, Inc. *	11,932	408,074
Intellicheck, Inc. *	12,962	23,980
InterDigital, Inc.	11,325	852,206
International Business Machines Corp.	396,407	57,336,308
Intuit, Inc.	121,863	60,316,092
Issuer Direct Corp. *	1,318	22,986
Jamf Holding Corp. *	24,817	398,561
Kaltura, Inc. *	33,164	57,042
Kyndryl Holdings, Inc. *	99,687	1,458,421
LivePerson, Inc. *	29,329	77,429
LiveRamp Holdings, Inc. *	30,335	839,066
LiveVox Holdings, Inc. *	12,597	45,475
Manhattan Associates, Inc. *	26,778	5,221,174
Marathon Digital Holdings, Inc. *(a)	71,998	634,302
MariaDB PLC *	13,835	6,187
Matterport, Inc. *	104,115	212,395
MeridianLink, Inc. *	8,842	145,186
Microsoft Corp.	3,232,291	1,092,869,910
MicroStrategy, Inc., Class A *	5,281	2,235,923
Mitek Systems, Inc. *	18,641	199,086
Model N, Inc. *	14,577	351,306
MongoDB, Inc., Class A *	30,724	10,587,183
N-able, Inc. *	29,867	387,076
nCino, Inc. *	26,902	755,946
NCR Voyix Corp. *	57,071	872,616
New Relic, Inc. *	23,553	2,041,339
NextNav, Inc. *(a)	23,511	109,561
Nutanix, Inc., Class A *	102,615	3,713,637
Okta, Inc. *	67,807	4,570,870
Olo, Inc., Class A *	44,208	225,903
OMNIQ Corp. *	3,906	2,476
ON24, Inc.	17,135	105,380
OneSpan, Inc. *	14,940	118,026
Oracle Corp.	685,014	70,830,448
PagerDuty, Inc. *	40,603	818,963
Palantir Technologies, Inc., Class A *	826,118	12,226,546
Palo Alto Networks, Inc. *	133,087	32,342,803
Park City Group, Inc. (a)	6,299	61,352
Pegasystems, Inc.	17,857	763,208
Perficient, Inc. *	14,763	859,059
Porch Group, Inc. *	33,000	18,563
PowerSchool Holdings, Inc., Class A *	25,358	505,131
Procore Technologies, Inc. *	38,619	2,359,235
Progress Software Corp.	18,695	960,549
PROS Holdings, Inc. *	18,413	573,565
PTC, Inc. *	51,507	7,232,613
Q2 Holdings, Inc. *	25,051	752,282
Qualys, Inc. *	15,973	2,443,070
Quantum Computing, Inc. *(a)	10,216	7,423
Rackspace Technology, Inc. *	28,860	35,209
Rapid7, Inc. *	26,026	1,209,949
Red Violet, Inc. *	5,306	105,006
Rekor Systems, Inc. *	22,007	60,519
Research Solutions, Inc. *	18,069	42,281
Rimini Street, Inc. *	21,843	47,399
RingCentral, Inc., Class A *	37,195	988,643
Riot Platforms, Inc. *	76,842	751,515
Roper Technologies, Inc.	46,468	22,702,871
Salesforce, Inc. *	423,818	85,115,369
Samsara, Inc., Class A *	66,659	1,537,823
SecureWorks Corp., Class A *	5,067	29,794
SEMrush Holdings, Inc., Class A *	17,212	139,073
SentinelOne, Inc., Class A *	106,405	1,663,110
ServiceNow, Inc. *	88,767	51,649,079
Smartsheet, Inc., Class A *	59,249	2,342,705
Smith Micro Software, Inc. *	24,721	26,204
SECURITY	NUMBER OF SHARES	VALUE ($)
Snowflake, Inc., Class A *	141,987	20,606,573
SolarWinds Corp. *	20,785	191,430
SoundHound AI, Inc., Class A *(a)	100,991	160,576
SoundThinking, Inc. *	3,910	59,002
Splunk, Inc. *	66,211	9,743,611
Sprinklr, Inc., Class A *	46,111	626,648
Sprout Social, Inc., Class A *	20,873	903,383
SPS Commerce, Inc. *	16,126	2,585,643
Squarespace, Inc., Class A *	20,734	589,053
SRAX, Inc. *(b)	9,789	587
Synchronoss Technologies, Inc. *	37,860	17,416
Synopsys, Inc. *	66,210	31,081,622
Telos Corp. *	25,409	58,949
Tenable Holdings, Inc. *	49,284	2,075,349
Teradata Corp. *	42,588	1,819,359
Terawulf, Inc. *(a)	50,627	56,196
Thoughtworks Holding, Inc. *	49,108	166,476
Tucows, Inc., Class A *	4,136	69,857
Twilio, Inc., Class A *	78,686	4,033,444
Tyler Technologies, Inc. *	18,245	6,803,560
UiPath, Inc., Class A *	175,108	2,719,427
Unisys Corp. *	28,890	80,314
Unity Software, Inc. *	104,970	2,663,089
Varonis Systems, Inc., Class B *	47,281	1,590,533
Verint Systems, Inc. *	27,662	520,322
VeriSign, Inc. *	38,915	7,769,769
Vertex, Inc., Class A *	17,186	416,073
Viant Technology, Inc., Class A *	10,390	56,002
VMware, Inc., Class A *	95,714	13,940,744
Weave Communications, Inc. *	12,631	90,438
WM Technology, Inc. *	40,927	44,610
Workday, Inc., Class A *	89,544	18,957,360
Workiva, Inc., Class A *	20,752	1,807,292
Xperi, Inc. *	20,285	172,220
Yext, Inc. *	46,726	281,758
Zeta Global Holdings Corp., Class A *	65,475	510,705
Zoom Video Communications, Inc., Class A *	108,934	6,533,861
Zscaler, Inc. *	38,020	6,033,394
Zuora, Inc., Class A *	53,921	399,555
		2,137,444,213

Technology Hardware & Equipment 8.1%
908 Devices, Inc. *	8,267	49,023
ADTRAN Holdings, Inc.	33,081	217,342
Advanced Energy Industries, Inc.	16,209	1,414,397
AEye, Inc. *	68,009	13,969
Airgain, Inc. *	7,096	23,488
Akoustis Technologies, Inc. *	28,099	14,246
Amphenol Corp., Class A	259,291	20,885,890
Apple, Inc.	6,393,644	1,091,842,586
Applied Optoelectronics, Inc. *	18,315	136,080
Arista Networks, Inc. *	109,231	21,886,615
Arlo Technologies, Inc. *	40,417	343,140
Arrow Electronics, Inc. *	24,110	2,734,315
AstroNova, Inc. *	4,083	55,447
Aviat Networks, Inc. *	4,936	131,791
Avid Technology, Inc. *	14,380	388,548
Avnet, Inc.	39,184	1,815,395
Badger Meter, Inc.	13,065	1,810,156
Bel Fuse, Inc., Class A	1,180	61,089
Bel Fuse, Inc., Class B	4,185	226,743
Belden, Inc.	18,105	1,283,645
Benchmark Electronics, Inc.	14,875	360,124
Boxlight Corp., Class A *	5,871	9,922
Calix, Inc. *	24,990	827,669
Cambium Networks Corp. *	4,047	20,154
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
CDW Corp.	58,397	11,702,759
Ciena Corp. *	64,087	2,704,471
Cisco Systems, Inc.	1,773,186	92,436,186
Clearfield, Inc. *	5,453	130,981
ClearSign Technologies Corp. *	25,555	20,955
Climb Global Solutions, Inc.	1,603	71,301
Coda Octopus Group, Inc. *	1,343	8,864
Cognex Corp.	75,897	2,731,533
Coherent Corp. *	56,739	1,679,474
CommScope Holding Co., Inc. *	88,343	130,748
CompoSecure, Inc. *	5,277	31,820
Comtech Telecommunications Corp.	11,741	143,240
Corning, Inc.	334,758	8,958,124
Corsair Gaming, Inc. *	17,044	217,993
CPI Card Group, Inc. *	1,805	29,873
Crane NXT Co.	20,920	1,087,840
CTS Corp.	13,417	501,930
Daktronics, Inc. *	15,645	150,505
Dell Technologies, Inc., Class C	110,806	7,414,029
Digi International, Inc. *	17,947	451,905
Eastman Kodak Co. *	29,007	107,906
ePlus, Inc. *	11,248	703,000
Evolv Technologies Holdings, Inc. *	31,854	135,380
Extreme Networks, Inc. *	55,202	1,138,265
F5, Inc. *	25,791	3,909,658
Fabrinet *	15,642	2,424,510
FARO Technologies, Inc. *	8,279	106,551
Focus Universal, Inc. *(a)	10,500	18,690
Frequency Electronics, Inc.	4,719	34,873
Genasys, Inc. *	20,918	37,234
Harmonic, Inc. *	48,599	524,383
Hewlett Packard Enterprise Co.	562,124	8,645,467
HP, Inc.	377,811	9,947,764
Identiv, Inc. *	8,288	50,474
Immersion Corp.	13,101	83,715
Infinera Corp. *	81,798	239,668
Inseego Corp. *	42,053	19,037
Insight Enterprises, Inc. *	13,131	1,881,672
Intevac, Inc. *	11,887	38,157
IonQ, Inc. *(a)	74,268	715,944
IPG Photonics Corp. *	13,349	1,146,679
Iteris, Inc. *	21,639	95,644
Itron, Inc. *	19,611	1,123,318
Jabil, Inc.	57,251	7,030,423
Juniper Networks, Inc.	141,821	3,817,821
Key Tronic Corp. *	4,943	18,833
Keysight Technologies, Inc. *	77,796	9,495,002
Kimball Electronics, Inc. *	10,963	287,231
Knowles Corp. *	40,205	522,263
KVH Industries, Inc. *	5,414	25,338
Lantronix, Inc. *	11,128	50,855
LightPath Technologies, Inc., Class A *	24,173	38,435
Lightwave Logic, Inc. *(a)	49,166	222,722
Littelfuse, Inc.	11,080	2,400,704
Lumentum Holdings, Inc. *	29,766	1,167,125
Luna Innovations, Inc. *	15,596	88,585
Methode Electronics, Inc.	15,172	346,984
MicroVision, Inc. *(a)	76,762	145,080
Mirion Technologies, Inc., Class A *	82,287	570,249
Motorola Solutions, Inc.	72,767	20,262,699
Movano, Inc. *	16,747	16,747
Movella Holdings, Inc. *	14,710	6,472
Napco Security Technologies, Inc.	12,442	228,560
Neonode, Inc. *	4,440	4,928
NetApp, Inc.	91,157	6,634,406
NETGEAR, Inc. *	13,065	165,142
NetScout Systems, Inc. *	32,036	699,346
nLight, Inc. *	20,404	169,965
SECURITY	NUMBER OF SHARES	VALUE ($)
Novanta, Inc. *	15,969	2,108,866
One Stop Systems, Inc. *	12,911	25,822
OSI Systems, Inc. *	6,538	681,717
Ouster, Inc. *	11,961	45,691
PAR Technology Corp. *	12,016	350,747
PC Connection, Inc.	4,459	238,913
PCTEL, Inc.	8,960	61,376
Plexus Corp. *	12,143	1,193,900
Powerfleet, Inc. *	11,361	21,018
Presto Automation, Inc. *	1,038	1,391
Pure Storage, Inc., Class A *	126,669	4,282,679
Quantum Corp. *	57,798	25,732
Red Cat Holdings, Inc. *	18,398	16,006
Research Frontiers, Inc. *	21,870	23,620
RF Industries Ltd. *	7,044	20,850
Ribbon Communications, Inc. *	38,255	71,919
Richardson Electronics Ltd.	5,554	63,704
Rogers Corp. *	7,252	891,198
Sanmina Corp. *	24,694	1,256,184
ScanSource, Inc. *	10,228	310,931
Seagate Technology Holdings PLC	84,069	5,737,709
SmartRent, Inc. *	88,649	213,644
Sono-Tek Corp. *	2,719	13,731
Super Micro Computer, Inc. *	19,861	4,756,114
TD SYNNEX Corp.	22,492	2,062,067
TE Connectivity Ltd.	136,649	16,104,085
Teledyne Technologies, Inc. *	20,443	7,657,744
TransAct Technologies, Inc. *	3,397	19,906
Trimble, Inc. *	109,046	5,139,338
TTM Technologies, Inc. *	43,639	501,412
Turtle Beach Corp. *	6,086	50,210
Ubiquiti, Inc.	1,828	222,011
Viasat, Inc. *	32,706	603,099
Viavi Solutions, Inc. *	96,616	751,673
Vishay Intertechnology, Inc.	54,946	1,221,999
Vishay Precision Group, Inc. *	5,394	161,389
Vontier Corp.	66,725	1,972,391
Vuzix Corp. *(a)	26,677	86,700
Western Digital Corp. *	139,638	5,606,466
Wrap Technologies, Inc. *(a)	21,515	54,648
Xerox Holdings Corp.	48,642	624,563
Zebra Technologies Corp., Class A *	22,390	4,689,138
		1,434,642,510

Telecommunication Services 0.9%
Anterix, Inc. *	8,567	261,208
AST SpaceMobile, Inc., Class A *(a)	49,621	164,246
AT&T, Inc.	3,110,754	47,905,612
ATN International, Inc.	5,256	162,673
Bandwidth, Inc., Class A *	7,523	79,819
Cogent Communications Holdings, Inc.	18,826	1,223,313
Consolidated Communications Holdings, Inc. *	28,849	120,300
EchoStar Corp., Class A *	15,741	218,170
Frontier Communications Parent, Inc. *	95,225	1,706,432
GCI Liberty, Inc. *(b)	35,715	6,449
Globalstar, Inc. *	306,760	432,532
Gogo, Inc. *	27,853	292,457
IDT Corp., Class B *	8,928	250,430
Iridium Communications, Inc.	54,138	2,005,813
Liberty Global PLC, Class C *	165,514	2,807,117
Liberty Latin America Ltd., Class C *	78,742	539,383
Lumen Technologies, Inc. *	466,434	680,994
NII Holdings, Inc. Escrow *(b)	28,127	16,876
Ooma, Inc. *	9,711	105,947
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Shenandoah Telecommunications Co.	21,835	516,616
Spok Holdings, Inc.	9,849	146,849
SurgePays, Inc. *	2,477	10,750
Telephone & Data Systems, Inc.	41,042	746,554
Tingo Group, Inc. *(a)	61,490	48,048
T-Mobile U.S., Inc. *	225,242	32,403,314
U.S. Cellular Corp. *	5,896	247,809
Verizon Communications, Inc.	1,829,310	64,263,660
		157,363,371

Transportation 1.7%
Air Transport Services Group, Inc. *	23,833	466,412
Alaska Air Group, Inc. *	54,536	1,724,974
Allegiant Travel Co.	6,715	447,353
American Airlines Group, Inc. *	282,442	3,149,228
ArcBest Corp.	10,461	1,138,994
Avis Budget Group, Inc. *	8,591	1,398,615
Blade Air Mobility, Inc. *	26,008	55,397
CH Robinson Worldwide, Inc.	50,980	4,171,693
Covenant Logistics Group, Inc., Class A	3,394	134,012
CSX Corp.	873,017	26,059,557
Daseke, Inc. *	19,052	84,591
Delta Air Lines, Inc.	280,035	8,751,094
Eagle Bulk Shipping, Inc. (a)	1,899	77,479
Expeditors International of Washington, Inc.	64,117	7,004,782
FedEx Corp.	100,742	24,188,154
Forward Air Corp.	10,964	706,191
Frontier Group Holdings, Inc. *	16,091	54,549
FTAI Infrastructure, Inc.	43,117	131,938
Genco Shipping & Trading Ltd.	21,083	277,663
GXO Logistics, Inc. *	51,230	2,587,627
Hawaiian Holdings, Inc. *	23,476	98,834
Heartland Express, Inc.	18,795	219,150
Hertz Global Holdings, Inc. *	58,859	496,181
Hub Group, Inc., Class A *	13,719	943,181
JB Hunt Transport Services, Inc.	35,427	6,088,839
JetBlue Airways Corp. *	143,460	539,410
Joby Aviation, Inc. *(a)	158,044	832,892
Kirby Corp. *	25,967	1,939,735
Knight-Swift Transportation Holdings, Inc.	70,949	3,468,697
Landstar System, Inc.	15,678	2,583,421
Lyft, Inc., Class A *	150,442	1,379,553
Marten Transport Ltd.	24,450	429,831
Matson, Inc.	15,481	1,347,621
Mesa Air Group, Inc. *	12,880	6,233
Norfolk Southern Corp.	98,781	18,846,427
Old Dominion Freight Line, Inc.	39,039	14,704,430
PAM Transportation Services, Inc. *	3,071	53,036
Pangaea Logistics Solutions Ltd.	13,298	76,995
Radiant Logistics, Inc. *	16,850	98,741
RXO, Inc. *	49,898	873,714
Ryder System, Inc.	19,907	1,941,729
Saia, Inc. *	11,424	4,095,390
Schneider National, Inc., Class B	16,152	409,130
SkyWest, Inc. *	19,023	802,200
Southwest Airlines Co.	257,979	5,734,873
Spirit Airlines, Inc.	47,850	549,318
Sun Country Airlines Holdings, Inc. *	20,591	268,095
Surf Air Mobility, Inc. *	48,023	58,588
TuSimple Holdings, Inc., Class A *	61,687	66,005
Uber Technologies, Inc. *	889,201	38,484,619
U-Haul Holding Co. *	4,034	198,150
U-Haul Holding Co. - Non Voting	43,245	2,041,596
Union Pacific Corp.	265,193	55,056,719
SECURITY	NUMBER OF SHARES	VALUE ($)
United Airlines Holdings, Inc. *	141,547	4,955,560
United Parcel Service, Inc., Class B	314,720	44,454,200
Universal Logistics Holdings, Inc.	3,300	73,854
Werner Enterprises, Inc.	27,659	1,004,575
XPO, Inc. *	49,960	3,787,468
		301,619,293

Utilities 2.4%
AES Corp.	293,531	4,373,612
ALLETE, Inc.	24,735	1,324,312
Alliant Energy Corp.	109,729	5,353,678
Altus Power, Inc., Class A *	33,848	179,733
Ameren Corp.	114,928	8,701,199
American Electric Power Co., Inc.	224,253	16,940,072
American States Water Co.	15,639	1,220,624
American Water Works Co., Inc.	84,644	9,958,367
Artesian Resources Corp., Class A	5,123	201,334
Atmos Energy Corp.	64,484	6,942,347
Avangrid, Inc.	29,923	893,800
Avista Corp.	32,777	1,038,703
Black Hills Corp.	28,622	1,383,874
Cadiz, Inc. *	22,878	69,320
California Water Service Group	24,419	1,188,717
CenterPoint Energy, Inc.	273,814	7,360,120
Chesapeake Utilities Corp.	7,516	665,993
Clearway Energy, Inc., Class C	49,671	1,078,357
CMS Energy Corp.	127,205	6,912,320
Consolidated Edison, Inc.	150,619	13,222,842
Consolidated Water Co. Ltd.	7,055	208,264
Constellation Energy Corp.	140,322	15,845,160
Dominion Energy, Inc.	364,023	14,677,407
DTE Energy Co.	89,763	8,651,358
Duke Energy Corp.	335,359	29,810,062
Edison International	167,218	10,544,767
Entergy Corp.	91,725	8,767,993
Essential Utilities, Inc.	105,505	3,530,197
Evergy, Inc.	100,352	4,931,297
Eversource Energy	151,290	8,137,889
Exelon Corp.	433,640	16,885,942
FirstEnergy Corp.	224,177	7,980,701
Genie Energy Ltd., Class B	9,550	189,472
Global Water Resources, Inc.	4,694	49,428
Hawaiian Electric Industries, Inc.	47,139	611,864
IDACORP, Inc.	21,782	2,062,973
MGE Energy, Inc.	15,717	1,125,809
Middlesex Water Co.	7,892	501,379
Montauk Renewables, Inc. *	25,936	260,916
National Fuel Gas Co.	40,811	2,079,320
New Jersey Resources Corp.	43,656	1,771,560
NextEra Energy, Inc.	880,582	51,337,931
NiSource, Inc.	178,654	4,494,935
Northwest Natural Holding Co.	14,999	550,613
Northwestern Energy Group, Inc.	25,944	1,245,571
NRG Energy, Inc.	99,225	4,205,156
OGE Energy Corp.	85,976	2,940,379
ONE Gas, Inc.	23,827	1,439,151
Ormat Technologies, Inc.	23,704	1,458,744
Otter Tail Corp.	17,988	1,383,997
PG&E Corp. *	912,547	14,874,516
Pinnacle West Capital Corp.	49,843	3,697,354
PNM Resources, Inc.	37,120	1,568,691
Portland General Electric Co.	44,770	1,791,695
PPL Corp.	319,770	7,856,749
Public Service Enterprise Group, Inc.	216,577	13,351,972
Pure Cycle Corp. *	8,445	80,734
RGC Resources, Inc.	3,883	60,730
Sempra	274,208	19,202,786
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
SJW Group	12,159	759,694
Southern Co.	474,886	31,959,828
Southwest Gas Holdings, Inc.	26,424	1,548,711
Spire, Inc.	22,405	1,246,390
Spruce Power Holding Corp. *	8,683	32,301
Sunnova Energy International, Inc. *(a)	43,239	394,772
UGI Corp.	90,241	1,877,013
Unitil Corp.	7,063	322,567
Via Renewables, Inc., Class A	1,312	7,426
Vistra Corp.	150,239	4,915,820
WEC Energy Group, Inc.	136,895	11,141,884
Xcel Energy, Inc.	240,034	14,226,815
York Water Co.	6,196	223,490
		427,831,497
Total Common Stocks (Cost $9,941,574,595)		17,699,674,676

RIGHTS 0.0% OF NET ASSETS

Consumer Discretionary Distribution & Retail 0.0%
Lazydays Holdings, Inc. expires 11/14/23 strike USD 6.40 *(a)(b)	5,770	0

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Aduro Biotech, Inc. CVR *(b)	5,747	15,055
F-star Therapeutics, Inc. Agonist CVR *(b)	975	421
F-star Therapeutics, Inc. Antagonist CVR *(b)	975	421
IMARA, Inc. CVR *(b)	11,519	3,686
Magenta Therapeutics, Inc. CVR *(b)	27,369	1,341
Pardes Biosciences, Inc. CVR *(b)	19,235	577
Satsuma Pharmaceuticals, Inc. CVR *(b)	5,234	995
Sesen Bio CVR *(b)	67,895	0
Surface Oncology, Inc. CVR *(b)	44,721	4,200
Zynerba Pharmaceuticals, Inc. CVR *(b)	37,596	7,297
		33,993
Total Rights (Cost $15,683)		33,993

SECURITY	NUMBER OF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 0.2% OF NET ASSETS

Money Market Funds 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (d)(e)	25,205,384	25,205,384
Total Short-Term Investments (Cost $25,205,384)		25,205,384
Total Investments in Securities (Cost $9,966,795,662)		17,724,914,053

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 2000 Index, e-mini, expires 12/15/23	161	13,430,620	(622,761)
S&P 500 Index, e-mini, expires 12/15/23	356	74,978,050	(2,174,825)
			(2,797,586)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $24,469,112.
(b)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(c)	Issuer is affiliated with the fund’s investment adviser.
(d)	The rate shown is the annualized 7-day yield.
(e)	Security purchased with cash collateral received for securities on loan.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
USD —	U.S. Dollar
Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2023:
SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DIVIDENDS RECEIVED
COMMON STOCKS 0.2% OF NET ASSETS

Financial Services 0.2%
Charles Schwab Corp.	$50,203,015	$1,872,124	($943,989 )	($442,741 )	($17,317,395 )	$33,371,014	641,257	$618,273
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$12,650,347,235	$—	$—	$12,650,347,235
Equity Real Estate Investment Trusts (REITs)	464,211,312	—	0 *	464,211,312
Health Care Equipment & Services	973,181,287	—	0 *	973,181,287
Pharmaceuticals, Biotechnology & Life Sciences	1,315,758,891	—	1,368,367	1,317,127,258
Software & Services	2,137,443,626	—	587	2,137,444,213
Telecommunication Services	157,340,046	—	23,325	157,363,371
Rights[1]
Consumer Discretionary Distribution & Retail	—	—	0 *	0
Pharmaceuticals, Biotechnology & Life Sciences	—	—	33,993 *	33,993
Short-Term Investments[1]	25,205,384	—	—	25,205,384
Liabilities
Futures Contracts[2]	(2,797,586)	—	—	(2,797,586)
Total	$17,720,690,195	$—	$1,426,272	$17,722,116,467

*	Level 3 amount shown includes securities determined to have no value at October 31, 2023.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $24,261,759)		$33,371,014
Investments in securities, at value - unaffiliated (cost $9,942,533,903) including securities on loan of $24,469,112		17,691,543,039
Cash		68,618,348
Deposit with broker for futures contracts		7,741,400
Receivables:
Dividends		12,190,052
Fund shares sold		8,429,088
Variation margin on future contracts		577,266
Income from securities on loan	+	140,227
Total assets		17,822,610,434

Liabilities
Collateral held for securities on loan		25,205,384
Payables:
Fund shares redeemed		10,051,340
Investment adviser fees	+	446,951
Total liabilities		35,703,675
Net assets		$17,786,906,759

Net Assets by Source
Capital received from investors		$10,105,396,338
Total distributable earnings	+	7,681,510,421
Net assets		$17,786,906,759

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$17,786,906,759		249,509,895		$71.29

See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $81,196)		$277,012,961
Interest received from securities - unaffiliated		1,762,196
Dividends received from securities - affiliated		618,273
Securities on loan, net	+	3,413,652
Total investment income		282,807,082

Expenses
Investment adviser fees		5,260,075
Proxy fees[1]	+	9,086
Total expenses	–	5,269,161
Net investment income		277,537,921

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(442,741)
Net realized losses on sales of securities - unaffiliated		(121,619,383)
Net realized gains on futures contracts	+	2,586,065
Net realized losses		(119,476,059)
Net change in unrealized appreciation (depreciation) on securities - affiliated		(17,317,395)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		1,210,267,150
Net change in unrealized appreciation (depreciation) on futures contracts	+	(5,745,837)
Net change in unrealized appreciation (depreciation)	+	1,187,203,918
Net realized and unrealized gains		1,067,727,859
Increase in net assets resulting from operations		$1,345,265,780

[1]	Proxy fees are non-routine expenses (see financial note 2(e) for additional information).
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab Total Stock Market Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$277,537,921	$245,763,721
Net realized losses		(119,476,059)	(62,772,870)
Net change in unrealized appreciation (depreciation)	+	1,187,203,918	(3,393,580,219)
Increase (decrease) in net assets resulting from operations		$1,345,265,780	($3,210,589,368 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($253,821,250 )	($271,189,903 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		34,717,416	$2,458,225,307	42,748,598	$3,156,883,859
Shares reinvested		2,670,248	178,132,255	2,402,741	195,366,859
Shares redeemed	+	(28,004,932)	(1,987,092,998)	(28,345,522)	(2,055,951,707)
Net transactions in fund shares		9,382,732	$649,264,564	16,805,817	$1,296,299,011

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		240,127,163	$16,046,197,665	223,321,346	$18,231,677,925
Total increase (decrease)	+	9,382,732	1,740,709,094	16,805,817	(2,185,480,260)
End of period		249,509,895	$17,786,906,759	240,127,163	$16,046,197,665
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$66.09	$89.23	$62.76	$49.06	$42.37
Income (loss) from investment operations:
Net investment income (loss)[1]	0.67	0.64	0.56	0.55	0.57
Net realized and unrealized gains (losses)	11.71	(22.20)	26.39	13.65	6.52
Total from investment operations	12.38	(21.56)	26.95	14.20	7.09
Less distributions:
Distributions from net investment income	(0.59)	(0.51)	(0.48)	(0.50)	(0.40)
Distributions from net realized gains	—	(1.07)	—	—	—
Total distributions	(0.59)	(1.58)	(0.48)	(0.50)	(0.40)
Net asset value at end of period	$77.88	$66.09	$89.23	$62.76	$49.06
Total return	18.89%	(24.63%)	43.14%	29.16%	17.04%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.035%	0.035%[2]	0.035%	0.035%	0.035%[3]
Net investment income (loss)	0.91%	0.86%	0.73%	0.97%	1.27%
Portfolio turnover rate	20%[4]	18%	18%	41%	46%
Net assets, end of period (x 1,000,000)	$1,352	$929	$881	$487	$166

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.0005% of non-routine proxy expenses.
[3]	Effective December 20, 2018, the annual operating expense ratio was reduced to 0.035%. The ratio presented for period ended October 31, 2019 is a blended ratio.
[4]	Portfolio turnover rate excludes in-kind transactions.
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.3% OF NET ASSETS

Automobiles & Components 2.7%
Tesla, Inc. *	179,830	36,117,057

Banks 0.1%
First Citizens BancShares, Inc., Class A	75	103,555
NU Holdings Ltd., Class A *	102,659	841,804
		945,359

Capital Goods 2.9%
A O Smith Corp.	834	58,180
Advanced Drainage Systems, Inc.	4,384	468,343
Allegion PLC	5,242	515,603
Allison Transmission Holdings, Inc.	521	26,269
Armstrong World Industries, Inc.	740	56,159
Axon Enterprise, Inc. *	4,515	923,272
Boeing Co. *	4,908	916,912
BWX Technologies, Inc.	988	73,389
Caterpillar, Inc.	25,198	5,696,008
ChargePoint Holdings, Inc. *	20,303	51,570
Deere & Co.	16,418	5,998,480
Donaldson Co., Inc.	3,114	179,553
EMCOR Group, Inc.	1,067	220,495
Fastenal Co.	27,811	1,622,494
Ferguson PLC	712	106,942
Graco, Inc.	4,414	328,181
HEICO Corp.	6,544	1,036,635
Honeywell International, Inc.	5,680	1,040,917
Hubbell, Inc., Class B	1,623	438,372
IDEX Corp.	369	70,630
Illinois Tool Works, Inc.	16,222	3,635,675
Lincoln Electric Holdings, Inc.	3,464	605,507
Lockheed Martin Corp.	14,747	6,704,576
Northrop Grumman Corp.	532	250,801
Otis Worldwide Corp.	1,515	116,973
Quanta Services, Inc.	2,454	410,112
Rockwell Automation, Inc.	7,507	1,972,915
SiteOne Landscape Supply, Inc. *	888	122,340
Spirit AeroSystems Holdings, Inc., Class A *	588	13,289
Toro Co.	6,680	540,011
Trane Technologies PLC	4,370	831,655
TransDigm Group, Inc. *	575	476,152
Trex Co., Inc. *	6,977	392,177
United Rentals, Inc.	907	368,487
Valmont Industries, Inc.	94	18,509
Vertiv Holdings Co., Class A	1,705	66,955
Watsco, Inc.	544	189,796
WillScot Mobile Mini Holdings Corp. *	3,119	122,920
WW Grainger, Inc.	2,925	2,134,753
Xylem, Inc.	1,831	171,272
		38,973,279

SECURITY	NUMBER OF SHARES	VALUE ($)
Commercial & Professional Services 1.8%
Automatic Data Processing, Inc.	23,101	5,041,100
Booz Allen Hamilton Holding Corp., Class A	8,393	1,006,573
Broadridge Financial Solutions, Inc.	6,350	1,083,564
Ceridian HCM Holding, Inc. *	833	53,320
Cintas Corp.	5,075	2,573,634
Copart, Inc. *	56,244	2,447,739
Equifax, Inc.	5,435	921,613
FTI Consulting, Inc. *	419	88,937
Genpact Ltd.	2,803	94,013
KBR, Inc.	3,403	197,884
MSA Safety, Inc.	417	65,836
Paychex, Inc.	20,885	2,319,279
Paycom Software, Inc.	3,349	820,405
Paycor HCM, Inc. *	1,707	36,837
Paylocity Holding Corp. *	2,742	491,915
RB Global, Inc.	8,951	585,395
Rollins, Inc.	16,451	618,722
Tetra Tech, Inc.	623	94,017
Verisk Analytics, Inc., Class A	9,257	2,104,672
Waste Management, Inc.	23,819	3,914,176
		24,559,631

Consumer Discretionary Distribution & Retail 9.2%
Amazon.com, Inc. *	586,525	78,060,612
AutoZone, Inc. *	981	2,430,064
Best Buy Co., Inc.	1,680	112,258
Burlington Stores, Inc. *	4,157	503,122
CarMax, Inc. *	608	37,143
Coupang, Inc., Class A *	71,054	1,207,918
Dick's Sporting Goods, Inc.	310	33,154
eBay, Inc.	2,448	96,035
Etsy, Inc. *	4,772	297,296
Five Below, Inc. *	3,542	616,237
Floor & Decor Holdings, Inc., Class A *	6,740	555,376
Home Depot, Inc.	66,034	18,799,219
Lowe's Cos., Inc.	28,016	5,339,009
Murphy USA, Inc.	1,207	437,767
Ollie's Bargain Outlet Holdings, Inc. *	1,282	99,022
O'Reilly Automotive, Inc. *	3,320	3,089,061
Pool Corp.	2,465	778,373
RH *	185	40,323
Ross Stores, Inc.	20,495	2,376,805
TJX Cos., Inc.	75,096	6,613,705
Tractor Supply Co.	7,181	1,382,773
Ulta Beauty, Inc. *	3,241	1,235,826
Valvoline, Inc.	2,880	85,450
Victoria's Secret & Co. *	2,246	40,158
Wayfair, Inc., Class A *	1,835	78,189
Williams-Sonoma, Inc.	521	78,275
		124,423,170

See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Consumer Durables & Apparel 0.7%
Brunswick Corp.	393	27,302
Crocs, Inc. *	3,915	349,688
Deckers Outdoor Corp. *	1,703	1,016,793
Lululemon Athletica, Inc. *	7,264	2,858,239
NIKE, Inc., Class B	41,371	4,251,698
NVR, Inc. *	17	92,014
Peloton Interactive, Inc., Class A *	20,387	97,042
Polaris, Inc.	310	26,790
Skechers USA, Inc., Class A *	676	32,597
Tapestry, Inc.	852	23,481
Tempur Sealy International, Inc.	2,210	88,245
TopBuild Corp. *	120	27,451
YETI Holdings, Inc. *	5,608	238,452
		9,129,792

Consumer Services 2.9%
Airbnb, Inc., Class A *	26,489	3,133,384
Booking Holdings, Inc. *	2,423	6,759,104
Bright Horizons Family Solutions, Inc. *	406	30,068
Caesars Entertainment, Inc. *	5,430	216,603
Cava Group, Inc. *(a)	773	24,419
Chipotle Mexican Grill, Inc., Class A *	1,794	3,484,307
Choice Hotels International, Inc.	1,919	212,050
Churchill Downs, Inc.	4,600	505,264
Darden Restaurants, Inc.	3,756	546,611
Domino's Pizza, Inc.	2,296	778,321
DoorDash, Inc., Class A *	15,316	1,147,934
DraftKings, Inc., Class A *	26,947	744,276
Expedia Group, Inc. *	6,868	654,452
Grand Canyon Education, Inc. *	515	60,940
H&R Block, Inc.	6,337	260,134
Hilton Worldwide Holdings, Inc.	7,764	1,176,479
Las Vegas Sands Corp.	19,987	948,583
Marriott International, Inc., Class A	16,220	3,058,443
McDonald's Corp.	19,625	5,145,086
Norwegian Cruise Line Holdings Ltd. *	6,492	88,291
Planet Fitness, Inc., Class A *	2,510	138,728
Royal Caribbean Cruises Ltd. *	4,545	385,098
Service Corp. International	3,447	187,586
Starbucks Corp.	73,493	6,778,994
Texas Roadhouse, Inc., Class A	4,410	447,791
Travel & Leisure Co.	2,004	68,196
Vail Resorts, Inc.	220	46,695
Wendy's Co.	11,825	224,912
Wingstop, Inc.	1,931	352,929
Wyndham Hotels & Resorts, Inc.	396	28,670
Wynn Resorts Ltd.	436	38,272
Yum! Brands, Inc.	16,177	1,955,152
		39,627,772

Consumer Staples Distribution & Retail 1.8%
Albertsons Cos., Inc., Class A	2,454	53,252
BJ's Wholesale Club Holdings, Inc. *	3,012	205,177
Casey's General Stores, Inc.	353	95,984
Costco Wholesale Corp.	28,890	15,959,992
Dollar General Corp.	14,204	1,690,844
Performance Food Group Co. *	4,783	276,266
Sysco Corp.	33,296	2,213,851
Target Corp.	30,058	3,330,126
		23,825,492

SECURITY	NUMBER OF SHARES	VALUE ($)
Energy 0.6%
Antero Midstream Corp.	6,540	80,704
APA Corp.	17,726	704,077
Cheniere Energy, Inc.	15,792	2,628,105
Halliburton Co.	11,714	460,829
Hess Corp.	10,054	1,451,797
New Fortress Energy, Inc.	4,316	130,775
ONEOK, Inc.	1,482	96,626
Ovintiv, Inc.	7,345	352,560
Targa Resources Corp.	14,866	1,242,946
Texas Pacific Land Corp.	376	694,077
		7,842,496

Equity Real Estate Investment Trusts (REITs) 0.8%
American Tower Corp.	30,340	5,406,285
Crown Castle, Inc.	2,946	273,919
Equinix, Inc.	3,069	2,239,265
Equity LifeStyle Properties, Inc.	3,656	240,565
Iron Mountain, Inc.	9,396	555,022
Lamar Advertising Co., Class A	4,279	352,033
Public Storage	5,910	1,410,776
SBA Communications Corp., Class A	779	162,523
Simon Property Group, Inc.	4,537	498,571
Sun Communities, Inc.	1,663	184,992
UDR, Inc.	946	30,092
		11,354,043

Financial Services 5.5%
American Express Co.	12,809	1,870,498
Ameriprise Financial, Inc.	6,894	2,168,646
Apollo Global Management, Inc.	34,072	2,638,536
Ares Management Corp., Class A	10,623	1,047,322
Blackstone, Inc.	46,433	4,288,088
Block, Inc. *	12,973	522,163
Blue Owl Capital, Inc., Class A	4,250	52,402
Equitable Holdings, Inc.	23,578	626,467
Euronet Worldwide, Inc. *	1,534	117,873
FactSet Research Systems, Inc.	2,474	1,068,496
Fiserv, Inc. *	10,967	1,247,496
FleetCor Technologies, Inc. *	4,324	973,635
Houlihan Lokey, Inc., Class A	244	24,527
Jack Henry & Associates, Inc.	1,507	212,472
KKR & Co., Inc.	10,411	576,769
LPL Financial Holdings, Inc.	5,109	1,147,073
MarketAxess Holdings, Inc.	2,384	509,580
Mastercard, Inc., Class A	54,707	20,588,979
Moody's Corp.	9,482	2,920,456
Morningstar, Inc.	1,649	417,593
MSCI, Inc., Class A	2,490	1,174,159
PayPal Holdings, Inc. *	66,421	3,440,608
Rocket Cos., Inc., Class A *	2,946	21,771
S&P Global, Inc.	1,746	609,895
Shift4 Payments, Inc., Class A *	3,546	157,868
SLM Corp.	5,718	74,334
Toast, Inc., Class A *	22,807	364,684
TPG, Inc.	1,223	33,804
Tradeweb Markets, Inc., Class A	2,599	233,936
UWM Holdings Corp.	2,410	11,689
Visa, Inc., Class A	105,564	24,818,096
Western Union Co.	3,182	35,925
WEX, Inc. *	1,259	209,598
XP, Inc., Class A	1,831	36,620
		74,242,058

See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Food, Beverage & Tobacco 1.7%
Boston Beer Co., Inc., Class A *	565	188,682
Brown-Forman Corp., Class B	12,054	676,953
Celsius Holdings, Inc. *	3,085	469,198
Coca-Cola Co.	126,048	7,120,452
Constellation Brands, Inc., Class A	1,007	235,789
Freshpet, Inc. *	794	45,576
Hershey Co.	7,084	1,327,187
Lamb Weston Holdings, Inc.	8,888	798,142
Monster Beverage Corp. *	48,653	2,486,168
PepsiCo, Inc.	61,966	10,117,808
		23,465,955

Health Care Equipment & Services 4.3%
Abbott Laboratories	7,318	691,917
agilon health, Inc. *	16,673	300,114
Align Technology, Inc. *	4,945	912,798
Cardinal Health, Inc.	8,441	768,131
Cencora, Inc.	10,490	1,942,224
Certara, Inc. *	2,902	35,375
Chemed Corp.	671	377,538
Cigna Group	1,418	438,446
DaVita, Inc. *	3,466	267,679
Dexcom, Inc. *	25,303	2,247,665
Doximity, Inc., Class A *	3,506	71,628
Edwards Lifesciences Corp. *	39,420	2,511,842
Elevance Health, Inc.	2,085	938,438
Encompass Health Corp.	407	25,462
GE HealthCare Technologies, Inc.	1,868	124,353
Globus Medical, Inc., Class A *	2,192	100,196
HCA Healthcare, Inc.	2,731	617,588
Humana, Inc.	3,515	1,840,770
IDEXX Laboratories, Inc. *	5,379	2,148,749
Inspire Medical Systems, Inc. *	1,846	271,657
Insulet Corp. *	4,456	590,732
Intuitive Surgical, Inc. *	22,736	5,961,834
Masimo Corp. *	2,807	227,732
McKesson Corp.	3,352	1,526,367
Molina Healthcare, Inc. *	2,025	674,224
Novocure Ltd. *	6,577	87,474
Penumbra, Inc. *	2,336	446,526
ResMed, Inc.	9,402	1,327,750
Shockwave Medical, Inc. *	2,334	481,411
Stryker Corp.	5,943	1,605,917
Tandem Diabetes Care, Inc. *	516	8,927
UnitedHealth Group, Inc.	50,967	27,295,887
Veeva Systems, Inc., Class A *	9,377	1,807,042
		58,674,393

Household & Personal Products 0.8%
Church & Dwight Co., Inc.	14,253	1,296,168
Clorox Co.	8,006	942,306
Estee Lauder Cos., Inc., Class A	4,786	616,772
Kenvue, Inc.	37,758	702,299
Kimberly-Clark Corp.	20,650	2,470,566
Procter & Gamble Co.	28,885	4,333,616
		10,361,727

Insurance 0.9%
Arch Capital Group Ltd. *	3,298	285,871
Arthur J Gallagher & Co.	780	183,682
Brighthouse Financial, Inc. *	407	18,437
Brown & Brown, Inc.	5,975	414,785
Everest Group Ltd.	364	144,006
SECURITY	NUMBER OF SHARES	VALUE ($)
Kinsale Capital Group, Inc.	1,410	470,813
Lincoln National Corp.	1,111	24,186
Marsh & McLennan Cos., Inc.	25,831	4,898,849
Primerica, Inc.	1,506	287,887
Progressive Corp.	28,559	4,514,892
RenaissanceRe Holdings Ltd.	879	193,020
RLI Corp.	596	79,411
Ryan Specialty Holdings, Inc., Class A *	5,989	258,725
Willis Towers Watson PLC	843	198,855
		11,973,419

Materials 0.7%
Ardagh Metal Packaging SA	7,135	24,045
Avery Dennison Corp.	1,719	299,226
Axalta Coating Systems Ltd. *	1,280	33,574
Eagle Materials, Inc.	1,543	237,483
Ecolab, Inc.	12,684	2,127,614
FMC Corp.	1,108	58,946
Ginkgo Bioworks Holdings, Inc. *	10,975	15,036
Graphic Packaging Holding Co.	10,493	225,704
Linde PLC	3,055	1,167,499
PPG Industries, Inc.	3,798	466,280
RPM International, Inc.	1,574	143,659
Scotts Miracle-Gro Co.	2,686	119,366
Sealed Air Corp.	4,988	153,581
Sherwin-Williams Co.	12,955	3,086,011
Southern Copper Corp.	5,513	390,872
Vulcan Materials Co.	1,909	375,099
		8,923,995

Media & Entertainment 11.4%
Alphabet, Inc., Class A *	386,671	47,978,138
Alphabet, Inc., Class C *	330,849	41,455,380
Cable One, Inc.	34	18,695
Charter Communications, Inc., Class A *	6,694	2,696,343
Liberty Broadband Corp., Class C *	1,722	143,460
Live Nation Entertainment, Inc. *	2,298	183,886
Match Group, Inc. *	17,026	589,100
Meta Platforms, Inc., Class A *	144,167	43,433,192
Netflix, Inc. *	28,587	11,768,982
Nexstar Media Group, Inc., Class A	720	100,858
Pinterest, Inc., Class A *	39,424	1,177,989
Playtika Holding Corp. *	1,393	11,701
ROBLOX Corp., Class A *	29,800	947,938
Roku, Inc. *	988	58,855
Spotify Technology SA *	9,086	1,497,009
TKO Group Holdings, Inc.	2,779	227,822
Trade Desk, Inc., Class A *	28,848	2,047,054
ZoomInfo Technologies, Inc., Class A *	12,208	158,216
		154,494,618

Pharmaceuticals, Biotechnology & Life Sciences 6.7%
10X Genomics, Inc., Class A *	5,897	208,046
AbbVie, Inc.	115,091	16,248,547
Agilent Technologies, Inc.	15,805	1,633,763
Alnylam Pharmaceuticals, Inc. *	6,408	972,734
Amgen, Inc.	23,626	6,041,168
Apellis Pharmaceuticals, Inc. *	6,420	312,397
BioMarin Pharmaceutical, Inc. *	1,392	113,378
Bio-Techne Corp.	9,767	533,571
Bruker Corp.	6,836	389,652
Eli Lilly & Co.	55,161	30,555,333
Exact Sciences Corp. *	4,022	247,715
Exelixis, Inc. *	15,304	315,109
ICON PLC, ADR *	781	190,533
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Illumina, Inc. *	3,114	340,734
Incyte Corp. *	8,749	471,834
Ionis Pharmaceuticals, Inc. *	7,875	348,626
IQVIA Holdings, Inc. *	11,165	2,018,967
Jazz Pharmaceuticals PLC *	2,028	257,597
Karuna Therapeutics, Inc. *	2,047	341,051
Maravai LifeSciences Holdings, Inc., Class A *	4,056	27,824
Medpace Holdings, Inc. *	1,506	365,461
Merck & Co., Inc.	30,560	3,138,512
Mettler-Toledo International, Inc. *	1,412	1,391,102
Natera, Inc. *	6,695	264,252
Neurocrine Biosciences, Inc. *	6,238	692,044
Regeneron Pharmaceuticals, Inc. *	459	357,970
Repligen Corp. *	1,577	212,201
Roivant Sciences Ltd. *	21,522	185,950
Sarepta Therapeutics, Inc. *	5,757	387,504
Seagen, Inc. *	9,173	1,952,106
Sotera Health Co. *	4,756	60,211
Thermo Fisher Scientific, Inc.	15,522	6,903,720
Ultragenyx Pharmaceutical, Inc. *	4,354	154,132
Vertex Pharmaceuticals, Inc. *	15,356	5,560,561
Waters Corp. *	3,794	904,983
West Pharmaceutical Services, Inc.	4,797	1,526,837
Zoetis, Inc.	30,125	4,729,625
		90,355,750

Real Estate Management & Development 0.1%
CoStar Group, Inc. *	11,522	845,830

Semiconductors & Semiconductor Equipment 9.0%
Advanced Micro Devices, Inc. *	59,352	5,846,172
Allegro MicroSystems, Inc. *	4,834	125,491
Applied Materials, Inc.	46,630	6,171,480
Broadcom, Inc.	26,343	22,164,210
Enphase Energy, Inc. *	8,630	686,775
Entegris, Inc.	525	46,221
KLA Corp.	8,967	4,211,800
Lam Research Corp.	8,273	4,866,344
Lattice Semiconductor Corp. *	8,857	492,538
Microchip Technology, Inc.	25,248	1,799,930
Monolithic Power Systems, Inc.	2,944	1,300,483
NVIDIA Corp.	154,668	63,073,610
QUALCOMM, Inc.	63,481	6,918,794
Teradyne, Inc.	8,613	717,205
Texas Instruments, Inc.	24,086	3,420,453
Universal Display Corp.	1,390	193,460
		122,034,966

Software & Services 20.5%
Accenture PLC, Class A	41,239	12,251,695
Adobe, Inc. *	29,877	15,896,357
Alteryx, Inc., Class A *	3,910	125,159
ANSYS, Inc. *	4,650	1,293,909
AppLovin Corp., Class A *	3,553	129,471
Atlassian Corp., Class A *	9,374	1,693,319
Autodesk, Inc. *	14,053	2,777,294
Bentley Systems, Inc., Class B	11,519	560,284
Cadence Design Systems, Inc. *	17,622	4,226,637
Cloudflare, Inc., Class A *	18,530	1,050,466
Confluent, Inc., Class A *	11,918	344,549
Crowdstrike Holdings, Inc., Class A *	13,764	2,433,062
Datadog, Inc., Class A *	17,689	1,441,123
DocuSign, Inc., Class A *	13,014	505,984
DoubleVerify Holdings, Inc. *	8,134	226,369
SECURITY	NUMBER OF SHARES	VALUE ($)
Dropbox, Inc., Class A *	14,888	391,554
Dynatrace, Inc. *	16,016	716,075
Elastic NV *	5,004	375,500
EPAM Systems, Inc. *	3,583	779,553
Fair Isaac Corp. *	1,572	1,329,708
Five9, Inc. *	4,574	264,697
Fortinet, Inc. *	42,973	2,456,766
Gartner, Inc. *	5,020	1,666,841
Gen Digital, Inc.	5,525	92,047
Gitlab, Inc., Class A *	5,672	245,484
Globant SA *	2,659	452,801
GoDaddy, Inc., Class A *	6,015	440,479
HashiCorp, Inc., Class A *	4,422	87,069
HubSpot, Inc. *	3,017	1,278,514
Informatica, Inc., Class A *	276	5,294
Intuit, Inc.	17,834	8,826,938
Manhattan Associates, Inc. *	4,074	794,349
Microsoft Corp.	484,752	163,899,499
MongoDB, Inc., Class A *	4,254	1,465,886
nCino, Inc. *	546	15,343
New Relic, Inc. *	3,617	313,485
Nutanix, Inc., Class A *	3,599	130,248
Okta, Inc. *	630	42,468
Oracle Corp.	40,831	4,221,925
Palantir Technologies, Inc., Class A *	121,353	1,796,024
Palo Alto Networks, Inc. *	19,684	4,783,606
Pegasystems, Inc.	2,746	117,364
Procore Technologies, Inc. *	5,051	308,566
PTC, Inc. *	3,879	544,689
RingCentral, Inc., Class A *	5,565	147,918
Salesforce, Inc. *	46,586	9,355,866
SentinelOne, Inc., Class A *	2,261	35,340
ServiceNow, Inc. *	13,315	7,747,333
Smartsheet, Inc., Class A *	8,080	319,483
Snowflake, Inc., Class A *	20,200	2,931,626
Splunk, Inc. *	9,894	1,456,001
Synopsys, Inc. *	9,893	4,644,170
Teradata Corp. *	6,521	278,577
Twilio, Inc., Class A *	1,796	92,063
Tyler Technologies, Inc. *	2,084	777,124
UiPath, Inc., Class A *	18,534	287,833
Unity Software, Inc. *	7,387	187,408
VeriSign, Inc. *	330	65,888
VMware, Inc., Class A *	13,956	2,032,691
Workday, Inc., Class A *	12,915	2,734,235
Zscaler, Inc. *	5,623	892,314
		276,784,320

Technology Hardware & Equipment 13.1%
Amphenol Corp., Class A	19,312	1,555,582
Apple, Inc.	972,056	165,998,003
Arista Networks, Inc. *	16,389	3,283,864
CDW Corp.	8,322	1,667,729
HP, Inc.	11,721	308,614
Jabil, Inc.	5,171	634,999
Keysight Technologies, Inc. *	2,918	356,142
Motorola Solutions, Inc.	9,864	2,746,729
NetApp, Inc.	5,639	410,406
Pure Storage, Inc., Class A *	14,550	491,936
Ubiquiti, Inc.	232	28,176
Vontier Corp.	3,200	94,592
Zebra Technologies Corp., Class A *	576	120,632
		177,697,404

See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Telecommunication Services 0.0%
Iridium Communications, Inc.	7,484	277,282

Transportation 1.1%
American Airlines Group, Inc. *	15,845	176,672
Avis Budget Group, Inc. *	461	75,051
CH Robinson Worldwide, Inc.	5,747	470,277
CSX Corp.	14,580	435,213
Delta Air Lines, Inc.	2,116	66,125
Expeditors International of Washington, Inc.	1,333	145,630
JB Hunt Transport Services, Inc.	1,023	175,823
Landstar System, Inc.	1,836	302,536
Lyft, Inc., Class A *	21,886	200,695
Old Dominion Freight Line, Inc.	5,954	2,242,634
Saia, Inc. *	182	65,245
Uber Technologies, Inc. *	126,217	5,462,672
U-Haul Holding Co. *	196	9,627
U-Haul Holding Co. - Non Voting	2,433	114,862
Union Pacific Corp.	17,037	3,537,051
United Parcel Service, Inc., Class B	13,167	1,859,839
		15,339,952

Utilities 0.0%
AES Corp.	26,072	388,473
Vistra Corp.	6,677	218,471
		606,944
Total Common Stocks (Cost $1,039,349,985)		1,342,876,704

INVESTMENT COMPANIES 0.2% OF NET ASSETS

Equity Funds 0.2%
iShares Russell 1000 Growth ETF	7,700	2,018,247
Total Investment Companies (Cost $2,082,758)		2,018,247

SECURITY	NUMBER OF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 0.4% OF NET ASSETS

Money Market Funds 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (b)	5,374,109	5,374,109
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (b)(c)	22,225	22,225
		5,396,334
Total Short-Term Investments (Cost $5,396,334)		5,396,334
Total Investments in Securities (Cost $1,046,829,077)		1,350,291,285

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 12/15/23	31	6,528,988	(77,154)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $22,113.
(b)	The rate shown is the annualized 7-day yield.
(c)	Security purchased with cash collateral received for securities on loan.

ADR —	American Depositary Receipt
ETF —	Exchange-traded fund
Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2023:
SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DIVIDENDS RECEIVED
COMMON STOCKS 0.0% OF NET ASSETS

Financial Services 0.0%
Charles Schwab Corp.	$3,444,771	$583,795	($2,802,403 )	($581,993 )	($644,170 )	$—	—	$32,745
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$1,342,876,704	$—	$—	$1,342,876,704
Investment Companies[1]	2,018,247	—	—	2,018,247
Short-Term Investments[1]	5,396,334	—	—	5,396,334
Liabilities
Futures Contracts[2]	(77,154)	—	—	(77,154)
Total	$1,350,214,131	$—	$—	$1,350,214,131

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $1,046,829,077) including securities on loan of $22,113		$1,350,291,285
Cash		53,116
Deposit with broker for futures contracts		560,000
Receivables:
Fund shares sold		1,733,966
Dividends		555,976
Variation margin on future contracts		39,829
Income from securities on loan	+	447
Total assets		1,353,234,619

Liabilities
Collateral held for securities on loan		22,225
Payables:
Fund shares redeemed		1,093,930
Investment adviser fees		39,110
Investments bought	+	26,321
Total liabilities		1,181,586
Net assets		$1,352,053,033

Net Assets by Source
Capital received from investors		$1,117,443,060
Total distributable earnings	+	234,609,973
Net assets		$1,352,053,033

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,352,053,033		17,361,398		$77.88

See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $681)		$10,591,342
Dividends received from securities - affiliated		32,745
Securities on loan, net	+	28,128
Total investment income		10,652,215

Expenses
Investment adviser fees		395,924
Total expenses	–	395,924
Net investment income		10,256,291

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(581,993)
Net realized losses on sales of securities - unaffiliated		(23,915,415)
Net realized gains on sales of in-kind redemptions - unaffiliated		14,817,528
Net realized gains on futures contracts	+	508,993
Net realized losses		(9,170,887)
Net change in unrealized appreciation (depreciation) on securities - affiliated		(644,170)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		176,832,374
Net change in unrealized appreciation (depreciation) on futures contracts	+	(188,028)
Net change in unrealized appreciation (depreciation)	+	176,000,176
Net realized and unrealized gains		166,829,289
Increase in net assets resulting from operations		$177,085,580
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$10,256,291	$7,639,170
Net realized losses		(9,170,887)	(43,977,680)
Net change in unrealized appreciation (depreciation)	+	176,000,176	(211,168,941)
Increase (decrease) in net assets resulting from operations		$177,085,580	($247,507,451 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($8,433,385 )	($16,277,055 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,578,433	$642,610,935	7,588,954	$563,493,219
Shares reinvested		108,233	7,134,711	157,797	14,184,348
Shares redeemed	+	(5,382,041)	(395,332,838)	(3,565,449)	(266,064,240)
Net transactions in fund shares		3,304,625	$254,412,808	4,181,302	$311,613,327

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		14,056,773	$928,988,030	9,875,471	$881,159,209
Total increase	+	3,304,625	423,065,003	4,181,302	47,828,821
End of period		17,361,398	$1,352,053,033	14,056,773	$928,988,030
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$47.51	$53.65	$38.09	$43.06	$39.51
Income (loss) from investment operations:
Net investment income (loss)[1]	1.12	1.01	0.97	1.00	1.13
Net realized and unrealized gains (losses)	(1.04)	(4.60)	15.47	(4.07)	3.10
Total from investment operations	0.08	(3.59)	16.44	(3.07)	4.23
Less distributions:
Distributions from net investment income	(1.03)	(0.91)	(0.88)	(1.06)	(0.62)
Distributions from net realized gains	(0.06)	(1.64)	—	(0.84)	(0.06)
Total distributions	(1.09)	(2.55)	(0.88)	(1.90)	(0.68)
Net asset value at end of period	$46.50	$47.51	$53.65	$38.09	$43.06
Total return	0.11%	(7.04%)	43.70%	(7.69%)	11.08%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.035%	0.035%[2]	0.035%	0.035%	0.035%[3]
Net investment income (loss)	2.31%	2.05%	1.97%	2.57%	2.79%
Portfolio turnover rate	42%[4]	15%[4]	20%	50%	22%
Net assets, end of period (x 1,000)	$592,653	$647,796	$575,972	$331,322	$212,213

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.0005% of non-routine proxy expenses.
[3]	Effective December 20, 2018, the annual operating expense ratio was reduced to 0.035%. The ratio presented for period ended October 31, 2019 is a blended ratio.
[4]	Portfolio turnover rate excludes in-kind transactions.
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.3% OF NET ASSETS

Automobiles & Components 0.8%
Aptiv PLC *	8,884	774,685
BorgWarner, Inc.	7,674	283,171
Ford Motor Co.	128,845	1,256,239
General Motors Co.	45,070	1,270,974
Gentex Corp.	7,624	218,656
Harley-Davidson, Inc.	4,284	115,025
Lear Corp.	1,933	250,826
Lucid Group, Inc. *(a)	24,163	99,552
Phinia, Inc.	1,530	39,596
QuantumScape Corp., Class A *	9,666	50,457
Rivian Automotive, Inc., Class A *	21,805	353,677
Thor Industries, Inc.	1,700	149,481
		4,862,339

Banks 6.3%
Bank of America Corp.	228,771	6,025,828
Bank OZK	3,529	126,374
BOK Financial Corp.	924	60,540
Citigroup, Inc.	63,876	2,522,463
Citizens Financial Group, Inc.	15,553	364,407
Columbia Banking System, Inc.	6,825	134,248
Comerica, Inc.	4,285	168,829
Commerce Bancshares, Inc.	3,720	163,159
Cullen/Frost Bankers, Inc.	1,960	178,340
East West Bancorp, Inc.	4,632	248,368
Fifth Third Bancorp	22,278	528,211
First Citizens BancShares, Inc., Class A	318	439,075
First Hawaiian, Inc.	4,143	74,284
First Horizon Corp.	18,124	194,833
FNB Corp.	11,733	125,426
Huntington Bancshares, Inc.	47,205	455,528
JPMorgan Chase & Co.	94,807	13,183,861
KeyCorp	30,634	313,080
M&T Bank Corp.	5,429	612,120
New York Community Bancorp, Inc.	23,476	222,553
NU Holdings Ltd., Class A *	23,705	194,381
Pinnacle Financial Partners, Inc.	2,447	152,595
PNC Financial Services Group, Inc.	13,077	1,496,924
Popular, Inc.	2,293	149,137
Prosperity Bancshares, Inc.	2,839	154,839
Regions Financial Corp.	30,723	446,405
Synovus Financial Corp.	4,729	123,285
Truist Financial Corp.	43,549	1,235,050
U.S. Bancorp	50,323	1,604,297
Webster Financial Corp.	5,732	217,644
Wells Fargo & Co.	120,537	4,793,757
Western Alliance Bancorp	3,585	147,344
Wintrust Financial Corp.	1,981	147,961
Zions Bancorp NA	4,824	148,820
		37,153,966

SECURITY	NUMBER OF SHARES	VALUE ($)
Capital Goods 9.6%
3M Co.	18,056	1,642,193
A O Smith Corp.	3,570	249,043
Acuity Brands, Inc.	1,016	164,562
AECOM	4,302	329,318
AGCO Corp.	2,066	236,888
Air Lease Corp., Class A	3,396	117,603
Allegion PLC	207	20,361
Allison Transmission Holdings, Inc.	2,666	134,420
AMETEK, Inc.	7,550	1,062,814
Armstrong World Industries, Inc.	1,035	78,546
AZEK Co., Inc., Class A *	4,318	113,132
Boeing Co. *	15,823	2,956,053
Builders FirstSource, Inc. *	4,178	453,397
BWX Technologies, Inc.	2,465	183,100
Carlisle Cos., Inc.	1,631	414,421
Carrier Global Corp.	27,350	1,303,501
Caterpillar, Inc.	4,240	958,452
CNH Industrial NV	32,095	352,403
Core & Main, Inc., Class A *	3,553	106,874
Crane Co.	1,574	153,197
Cummins, Inc.	4,654	1,006,660
Curtiss-Wright Corp.	1,257	249,904
Deere & Co.	580	211,909
Donaldson Co., Inc.	2,307	133,022
Dover Corp.	4,578	594,911
Eaton Corp. PLC	13,078	2,719,047
EMCOR Group, Inc.	1,000	206,650
Emerson Electric Co.	18,741	1,667,387
Esab Corp.	1,857	117,548
Fastenal Co.	4,726	275,715
Ferguson PLC	6,407	962,331
Flowserve Corp.	4,257	156,317
Fortive Corp.	11,608	757,770
Fortune Brands Innovations, Inc.	4,168	232,574
Gates Industrial Corp. PLC *	3,439	37,554
Generac Holdings, Inc. *	1,976	166,122
General Dynamics Corp.	8,037	1,939,408
General Electric Co.	35,606	3,867,880
Graco, Inc.	3,259	242,307
Hayward Holdings, Inc. *	4,372	45,906
HEICO Corp.	361	57,186
Hexcel Corp.	2,741	169,723
Honeywell International, Inc.	19,046	3,490,370
Howmet Aerospace, Inc.	12,448	548,957
Hubbell, Inc., Class B	961	259,566
Huntington Ingalls Industries, Inc.	1,278	280,930
IDEX Corp.	2,280	436,415
Illinois Tool Works, Inc.	1,845	413,501
Ingersoll Rand, Inc.	13,285	806,134
ITT, Inc.	2,724	254,285
Johnson Controls International PLC	22,556	1,105,695
L3Harris Technologies, Inc.	6,210	1,114,136
Lennox International, Inc.	1,050	389,067
Lincoln Electric Holdings, Inc.	118	20,626
Masco Corp.	7,378	384,320
MasTec, Inc. *	2,024	120,307
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
MDU Resources Group, Inc.	6,637	123,515
Mercury Systems, Inc. *	1,633	58,755
Middleby Corp. *	1,732	195,491
MSC Industrial Direct Co., Inc., Class A	1,495	141,651
Nordson Corp.	1,877	399,031
Northrop Grumman Corp.	4,433	2,089,849
nVent Electric PLC	5,415	260,624
Oshkosh Corp.	2,122	186,163
Otis Worldwide Corp.	12,770	985,972
Owens Corning	2,946	333,988
PACCAR, Inc.	16,831	1,389,062
Parker-Hannifin Corp.	4,195	1,547,577
Pentair PLC	5,392	313,383
Plug Power, Inc. *(a)	17,480	102,957
Quanta Services, Inc.	3,477	581,076
RBC Bearings, Inc. *	934	205,331
Regal Rexnord Corp.	2,175	257,542
RTX Corp.	47,994	3,906,232
Sensata Technologies Holding PLC	4,908	156,467
SiteOne Landscape Supply, Inc. *	983	135,428
Snap-on, Inc.	1,708	440,562
Spirit AeroSystems Holdings, Inc., Class A *	3,082	69,653
Stanley Black & Decker, Inc.	5,028	427,631
Sunrun, Inc. *	7,022	67,762
Textron, Inc.	6,500	494,000
Timken Co.	2,034	140,590
Trane Technologies PLC	5,270	1,002,934
TransDigm Group, Inc. *	1,430	1,184,169
United Rentals, Inc.	1,790	727,223
Valmont Industries, Inc.	628	123,660
Vertiv Holdings Co., Class A	10,457	410,646
Watsco, Inc.	821	286,439
WESCO International, Inc.	1,441	184,736
Westinghouse Air Brake Technologies Corp.	5,852	620,429
WillScot Mobile Mini Holdings Corp. *	4,865	191,730
Woodward, Inc.	1,951	243,290
Xylem, Inc.	6,857	641,404
		57,099,370

Commercial & Professional Services 1.2%
Automatic Data Processing, Inc.	1,929	420,946
Broadridge Financial Solutions, Inc.	635	108,356
CACI International, Inc., Class A *	744	241,621
Ceridian HCM Holding, Inc. *	4,438	284,076
Cintas Corp.	311	157,714
Clarivate PLC *	15,396	98,226
Clean Harbors, Inc. *	1,668	256,322
Concentrix Corp.	1,455	110,886
Driven Brands Holdings, Inc. *	1,939	22,066
Dun & Bradstreet Holdings, Inc.	8,820	77,263
Equifax, Inc.	1,240	210,267
FTI Consulting, Inc. *	885	187,850
Genpact Ltd.	4,382	146,972
Jacobs Solutions, Inc.	4,129	550,396
KBR, Inc.	2,800	162,820
Leidos Holdings, Inc.	4,479	443,959
ManpowerGroup, Inc.	1,640	114,751
MSA Safety, Inc.	998	157,564
Paycor HCM, Inc. *	971	20,954
RB Global, Inc.	1,384	90,514
Republic Services, Inc., Class A	6,780	1,006,762
Robert Half, Inc.	3,468	259,302
Science Applications International Corp.	1,750	191,170
SS&C Technologies Holdings, Inc.	7,136	358,584
Stericycle, Inc. *	3,019	124,504
Tetra Tech, Inc.	1,433	216,254
TransUnion	6,341	278,243
SECURITY	NUMBER OF SHARES	VALUE ($)
Veralto Corp. *	7,205	497,145
Vestis Corp. *	3,855	58,943
Waste Management, Inc.	1,356	222,832
		7,077,262

Consumer Discretionary Distribution & Retail 1.0%
Advance Auto Parts, Inc.	1,969	102,447
AutoNation, Inc. *	958	124,617
AutoZone, Inc. *	99	245,236
Bath & Body Works, Inc.	7,557	224,065
Best Buy Co., Inc.	5,518	368,713
CarMax, Inc. *	4,896	299,097
Dick's Sporting Goods, Inc.	1,841	196,895
eBay, Inc.	16,455	645,530
Etsy, Inc. *	1,777	110,707
GameStop Corp., Class A *(a)	8,730	120,212
Gap, Inc.	6,353	81,318
Genuine Parts Co.	4,604	593,271
Kohl's Corp.	3,582	80,774
Lithia Motors, Inc., Class A	893	216,293
LKQ Corp.	8,742	383,949
Lowe's Cos., Inc.	5,142	979,911
Macy's, Inc.	8,810	107,306
Murphy USA, Inc.	34	12,331
Nordstrom, Inc.	3,773	52,746
Ollie's Bargain Outlet Holdings, Inc. *	1,392	107,518
O'Reilly Automotive, Inc. *	297	276,341
Penske Automotive Group, Inc.	667	95,434
Petco Health & Wellness Co., Inc., Class A *	2,724	9,425
RH *	470	102,441
Ross Stores, Inc.	731	84,774
Valvoline, Inc.	3,968	117,731
Victoria's Secret & Co. *	1,411	25,229
Wayfair, Inc., Class A *	1,760	74,994
Williams-Sonoma, Inc.	1,830	274,939
		6,114,244

Consumer Durables & Apparel 1.4%
Brunswick Corp.	2,125	147,624
Capri Holdings Ltd. *	3,781	193,512
Carter's, Inc.	1,197	80,391
Columbia Sportswear Co.	1,162	85,756
DR Horton, Inc.	10,215	1,066,446
Garmin Ltd.	5,051	517,879
Hasbro, Inc.	4,308	194,506
Leggett & Platt, Inc.	4,389	102,834
Lennar Corp., Class A	8,569	914,141
Mattel, Inc. *	11,622	221,748
Mohawk Industries, Inc. *	1,722	138,414
Newell Brands, Inc.	12,387	83,241
NIKE, Inc., Class B	18,239	1,874,422
NVR, Inc. *	88	476,311
Polaris, Inc.	1,598	138,099
PulteGroup, Inc.	7,156	526,610
PVH Corp.	2,032	151,079
Ralph Lauren Corp., Class A	1,300	146,289
Skechers USA, Inc., Class A *	4,091	197,268
Tapestry, Inc.	7,300	201,188
Tempur Sealy International, Inc.	4,327	172,777
Toll Brothers, Inc.	3,593	254,061
TopBuild Corp. *	978	223,727
Under Armour, Inc., Class A *	12,265	84,015
VF Corp.	11,402	167,951
Whirlpool Corp.	1,767	184,757
		8,545,046

See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Consumer Services 1.5%
ADT, Inc.	7,110	40,243
Aramark	7,710	207,630
Boyd Gaming Corp.	2,393	132,213
Bright Horizons Family Solutions, Inc. *	1,646	121,903
Caesars Entertainment, Inc. *	4,026	160,597
Carnival Corp. *	32,669	374,387
Cava Group, Inc. *	116	3,664
Darden Restaurants, Inc.	2,118	308,233
DoorDash, Inc., Class A *	2,133	159,868
Expedia Group, Inc. *	1,262	120,256
Grand Canyon Education, Inc. *	710	84,014
H&R Block, Inc.	1,751	71,879
Hilton Worldwide Holdings, Inc.	4,574	693,098
Hyatt Hotels Corp., Class A	1,492	152,841
Las Vegas Sands Corp.	709	33,649
Marriott Vacations Worldwide Corp.	1,205	108,281
McDonald's Corp.	14,060	3,686,110
MGM Resorts International *	9,613	335,686
Mister Car Wash, Inc. *	2,427	12,620
Norwegian Cruise Line Holdings Ltd. *	10,434	141,902
Penn Entertainment, Inc. *	5,079	100,209
Planet Fitness, Inc., Class A *	1,461	80,750
Royal Caribbean Cruises Ltd. *	5,369	454,915
Service Corp. International	3,044	165,655
Travel & Leisure Co.	1,281	43,592
Vail Resorts, Inc.	1,135	240,904
Wyndham Hotels & Resorts, Inc.	2,547	184,403
Wynn Resorts Ltd.	3,212	281,949
Yum! Brands, Inc.	1,115	134,759
		8,636,210

Consumer Staples Distribution & Retail 1.9%
Albertsons Cos., Inc., Class A	12,535	272,010
BJ's Wholesale Club Holdings, Inc. *	2,834	193,052
Casey's General Stores, Inc.	1,050	285,505
Dollar Tree, Inc. *	6,846	760,522
Grocery Outlet Holding Corp. *	3,075	85,085
Kroger Co.	21,420	971,825
Performance Food Group Co. *	2,647	152,891
U.S. Foods Holding Corp. *	7,458	290,415
Walgreens Boots Alliance, Inc.	23,513	495,654
Walmart, Inc.	46,880	7,660,661
		11,167,620

Energy 8.9%
Antero Midstream Corp.	7,327	90,415
Antero Resources Corp. *	9,230	271,731
APA Corp.	1,181	46,909
Baker Hughes Co., Class A	33,255	1,144,637
Chesapeake Energy Corp.	4,169	358,868
Chevron Corp.	58,113	8,468,808
ConocoPhillips	39,823	4,730,972
Coterra Energy, Inc.	24,500	673,750
Devon Energy Corp.	21,040	979,833
Diamondback Energy, Inc.	5,946	953,263
DTE Midstream LLC.	3,199	172,650
EOG Resources, Inc.	19,300	2,436,625
EQT Corp.	11,830	501,355
Exxon Mobil Corp.	131,563	13,925,944
Halliburton Co.	23,563	926,968
Hess Corp.	4,032	582,221
HF Sinclair Corp.	4,652	257,628
Kinder Morgan, Inc.	64,387	1,043,069
Marathon Oil Corp.	20,397	557,042
SECURITY	NUMBER OF SHARES	VALUE ($)
Marathon Petroleum Corp.	13,924	2,106,005
NOV, Inc.	12,781	255,109
Occidental Petroleum Corp.	22,903	1,415,634
ONEOK, Inc.	13,864	903,933
Ovintiv, Inc.	4,660	223,680
Phillips 66	15,129	1,725,765
Pioneer Natural Resources Co.	7,642	1,826,438
Range Resources Corp.	7,640	273,818
Schlumberger NV	46,788	2,604,220
Southwestern Energy Co. *	36,188	258,020
TechnipFMC PLC	14,455	311,072
Valero Energy Corp.	11,560	1,468,120
Williams Cos., Inc.	39,981	1,375,346
		52,869,848

Equity Real Estate Investment Trusts (REITs) 4.3%
Agree Realty Corp.	3,017	168,771
Alexandria Real Estate Equities, Inc.	5,629	524,229
American Homes 4 Rent, Class A	10,935	358,012
Americold Realty Trust, Inc.	8,891	233,122
Apartment Income REIT Corp.	4,841	141,406
AvalonBay Communities, Inc.	4,652	771,022
Boston Properties, Inc.	5,158	276,314
Brixmor Property Group, Inc.	9,752	202,744
Camden Property Trust	3,411	289,526
Cousins Properties, Inc.	5,033	89,940
Crown Castle, Inc.	12,700	1,180,846
CubeSmart	7,364	251,039
Digital Realty Trust, Inc.	9,802	1,218,977
EastGroup Properties, Inc.	1,446	236,060
EPR Properties	2,417	103,206
Equinix, Inc.	1,527	1,114,160
Equity LifeStyle Properties, Inc.	3,940	259,252
Equity Residential	12,243	677,405
Essex Property Trust, Inc.	2,095	448,162
Extra Space Storage, Inc.	6,864	711,042
Federal Realty Investment Trust	2,666	243,113
First Industrial Realty Trust, Inc.	4,362	184,513
Gaming & Leisure Properties, Inc.	8,257	374,785
Healthcare Realty Trust, Inc., Class A	12,370	177,510
Healthpeak Properties, Inc.	17,982	279,620
Highwoods Properties, Inc.	3,385	60,558
Host Hotels & Resorts, Inc.	23,224	359,508
Invitation Homes, Inc.	20,060	595,581
Iron Mountain, Inc.	4,813	284,304
Kilroy Realty Corp.	3,798	108,547
Kimco Realty Corp.	19,882	356,683
Lamar Advertising Co., Class A	661	54,380
Medical Properties Trust, Inc.	19,330	92,397
Mid-America Apartment Communities, Inc.	3,810	450,152
National Storage Affiliates Trust	2,599	74,123
NNN REIT, Inc.	5,989	217,580
Omega Healthcare Investors, Inc.	7,719	255,499
Park Hotels & Resorts, Inc.	6,870	79,211
Prologis, Inc.	30,299	3,052,624
Public Storage	2,155	514,420
Rayonier, Inc.	4,780	120,647
Realty Income Corp.	22,116	1,047,856
Regency Centers Corp.	5,936	357,703
Rexford Industrial Realty, Inc.	6,765	292,519
SBA Communications Corp., Class A	3,169	661,148
Simon Property Group, Inc.	8,330	915,384
Spirit Realty Capital, Inc.	4,587	165,086
STAG Industrial, Inc.	5,847	194,237
Sun Communities, Inc.	3,156	351,073
UDR, Inc.	10,173	323,603
Ventas, Inc.	13,113	556,778
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
VICI Properties, Inc., Class A	32,952	919,361
Vornado Realty Trust	5,746	110,323
Welltower, Inc.	16,313	1,363,930
Weyerhaeuser Co.	24,039	689,679
WP Carey, Inc.	6,962	373,511
		25,513,181

Financial Services 10.2%
Affiliated Managers Group, Inc.	1,164	142,893
Affirm Holdings, Inc. *	7,084	124,749
AGNC Investment Corp.	19,272	142,227
Ally Financial, Inc.	8,927	215,944
American Express Co.	13,058	1,906,860
Annaly Capital Management, Inc.	16,241	253,522
Bank of New York Mellon Corp.	25,600	1,088,000
Berkshire Hathaway, Inc., Class B *	60,143	20,528,610
BlackRock, Inc.	4,882	2,989,151
Block, Inc. *	11,177	449,874
Blue Owl Capital, Inc., Class A	12,419	153,126
Capital One Financial Corp.	12,445	1,260,554
Carlyle Group, Inc.	6,970	191,954
Cboe Global Markets, Inc.	3,452	565,748
Charles Schwab Corp. (b)	48,490	2,523,420
CME Group, Inc.	11,791	2,516,907
Coinbase Global, Inc., Class A *	5,478	422,463
Corebridge Financial, Inc.	4,817	96,340
Credit Acceptance Corp. *	207	83,303
Discover Financial Services	8,189	672,153
Euronet Worldwide, Inc. *	781	60,012
Evercore, Inc., Class A	1,160	151,009
Fidelity National Information Services, Inc.	19,434	954,404
Fiserv, Inc. *	14,478	1,646,873
FleetCor Technologies, Inc. *	169	38,054
Franklin Resources, Inc.	9,392	214,044
Global Payments, Inc.	8,588	912,217
Goldman Sachs Group, Inc.	10,604	3,219,480
Houlihan Lokey, Inc., Class A	1,551	155,907
Interactive Brokers Group, Inc., Class A	3,316	265,512
Intercontinental Exchange, Inc.	18,589	1,997,202
Invesco Ltd.	11,830	153,435
Jack Henry & Associates, Inc.	1,639	231,083
Janus Henderson Group PLC	4,425	102,085
Jefferies Financial Group, Inc.	6,282	202,155
KKR & Co., Inc.	15,986	885,624
Lazard Ltd., Class A	3,611	100,277
MGIC Investment Corp.	9,267	156,056
Moody's Corp.	455	140,140
Morgan Stanley	39,486	2,796,399
MSCI, Inc., Class A	1,260	594,153
Nasdaq, Inc.	11,210	556,016
NCR Atleos Corp. *	2,105	46,436
Northern Trust Corp.	6,724	443,179
OneMain Holdings, Inc.	3,653	131,252
PayPal Holdings, Inc. *	3,495	181,041
Raymond James Financial, Inc.	6,210	592,682
Rithm Capital Corp.	15,726	146,724
Robinhood Markets, Inc., Class A *	21,621	197,616
Rocket Cos., Inc., Class A *	2,515	18,586
S&P Global, Inc.	9,661	3,374,684
SEI Investments Co.	3,312	177,722
SLM Corp.	4,554	59,202
SoFi Technologies, Inc. *	30,253	228,410
Starwood Property Trust, Inc.	9,746	172,992
State Street Corp.	10,443	674,931
Stifel Financial Corp.	3,391	193,287
Synchrony Financial	13,663	383,247
T Rowe Price Group, Inc.	7,240	655,220
SECURITY	NUMBER OF SHARES	VALUE ($)
TFS Financial Corp.	1,688	20,020
TPG, Inc.	1,534	42,400
Tradeweb Markets, Inc., Class A	2,445	220,074
UWM Holdings Corp.	1,931	9,365
Virtu Financial, Inc., Class A	2,861	52,900
Voya Financial, Inc.	3,236	216,068
Western Union Co.	10,394	117,348
WEX, Inc. *	753	125,359
XP, Inc., Class A	10,051	201,020
		60,541,700

Food, Beverage & Tobacco 4.4%
Altria Group, Inc.	58,661	2,356,412
Archer-Daniels-Midland Co.	17,528	1,254,479
Boston Beer Co., Inc., Class A *	23	7,681
Brown-Forman Corp., Class B	1,579	88,677
Bunge Ltd.	4,900	519,302
Campbell Soup Co.	6,303	254,704
Coca-Cola Co.	64,470	3,641,910
Conagra Brands, Inc.	15,611	427,117
Constellation Brands, Inc., Class A	4,759	1,114,320
Darling Ingredients, Inc. *	5,226	231,459
Flowers Foods, Inc.	6,119	134,190
Freshpet, Inc. *	1,080	61,992
General Mills, Inc.	19,287	1,258,284
Hershey Co.	1,253	234,749
Hormel Foods Corp.	9,511	309,583
Ingredion, Inc.	2,180	204,004
J M Smucker Co.	3,242	369,069
Kellanova	8,527	430,358
Keurig Dr Pepper, Inc.	31,291	949,056
Kraft Heinz Co.	26,372	829,663
Lamb Weston Holdings, Inc.	255	22,899
McCormick & Co., Inc. - Non Voting Shares	8,262	527,942
Molson Coors Beverage Co., Class B	5,745	331,889
Mondelez International, Inc., Class A	44,662	2,957,071
PepsiCo, Inc.	13,981	2,282,818
Philip Morris International, Inc.	50,969	4,544,396
Pilgrim's Pride Corp. *	1,296	33,048
Post Holdings, Inc. *	1,742	139,848
Seaboard Corp.	8	28,055
Tyson Foods, Inc., Class A	9,119	422,666
WK Kellogg Co. *	2,133	21,373
		25,989,014

Health Care Equipment & Services 6.7%
Abbott Laboratories	53,273	5,036,962
Acadia Healthcare Co., Inc. *	2,962	217,737
agilon health, Inc. *	970	17,460
Amedisys, Inc. *	1,038	94,967
Baxter International, Inc.	16,633	539,408
Becton Dickinson & Co.	9,307	2,352,623
Boston Scientific Corp. *	47,153	2,413,762
Cardinal Health, Inc.	4,090	372,190
Centene Corp. *	17,760	1,225,085
Certara, Inc. *	2,606	31,767
Chemed Corp.	138	77,646
Cigna Group	8,879	2,745,387
Cooper Cos., Inc.	1,594	496,929
CVS Health Corp.	42,054	2,902,147
DENTSPLY SIRONA, Inc.	6,977	212,171
Doximity, Inc., Class A *	2,156	44,047
Elevance Health, Inc.	6,750	3,038,107
Encompass Health Corp.	2,997	187,492
Enovis Corp. *	1,755	80,555
Envista Holdings Corp. *	5,332	124,076
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
GE HealthCare Technologies, Inc.	11,827	787,323
Globus Medical, Inc., Class A *	2,755	125,931
HCA Healthcare, Inc.	5,325	1,204,195
Henry Schein, Inc. *	4,288	278,634
Hologic, Inc. *	7,974	527,640
Humana, Inc.	2,322	1,216,008
ICU Medical, Inc. *	656	64,327
Integra LifeSciences Holdings Corp. *	2,309	83,032
Laboratory Corp. of America Holdings	2,904	580,016
McKesson Corp.	2,756	1,254,972
Medtronic PLC	43,623	3,078,039
Molina Healthcare, Inc. *	868	289,001
Premier, Inc., Class A	3,861	74,208
Quest Diagnostics, Inc.	3,675	478,117
QuidelOrtho Corp. *	1,740	106,279
R1 RCM, Inc. *	4,949	58,349
STERIS PLC	3,255	683,485
Stryker Corp.	8,703	2,351,725
Tandem Diabetes Care, Inc. *	1,902	32,905
Teladoc Health, Inc. *	5,306	87,761
Teleflex, Inc.	1,546	285,624
Tenet Healthcare Corp. *	3,286	176,458
UnitedHealth Group, Inc.	4,854	2,599,608
Universal Health Services, Inc., Class B	1,997	251,402
Zimmer Biomet Holdings, Inc.	6,893	719,698
		39,605,255

Household & Personal Products 2.2%
Church & Dwight Co., Inc.	829	75,389
Colgate-Palmolive Co.	26,951	2,024,559
Coty, Inc., Class A *	11,827	110,819
Estee Lauder Cos., Inc., Class A	5,171	666,387
Kenvue, Inc.	37,650	700,290
Kimberly-Clark Corp.	654	78,245
Olaplex Holdings, Inc. *	4,247	6,031
Procter & Gamble Co.	62,786	9,419,784
Reynolds Consumer Products, Inc.	1,822	46,333
Spectrum Brands Holdings, Inc.	1,307	98,443
		13,226,280

Insurance 4.2%
Aflac, Inc.	19,759	1,543,375
Allstate Corp.	8,610	1,103,199
American Financial Group, Inc.	2,396	262,027
American International Group, Inc.	23,760	1,456,726
Aon PLC, Class A	6,639	2,054,107
Arch Capital Group Ltd. *	10,084	874,081
Arthur J Gallagher & Co.	6,562	1,545,285
Assurant, Inc.	1,725	256,853
Assured Guaranty Ltd.	1,881	117,374
Axis Capital Holdings Ltd.	2,530	144,463
Brighthouse Financial, Inc. *	1,932	87,520
Brown & Brown, Inc.	4,754	330,023
Chubb Ltd.	13,537	2,905,311
Cincinnati Financial Corp.	5,038	502,137
CNA Financial Corp.	818	33,047
Everest Group Ltd.	1,218	481,865
Fidelity National Financial, Inc.	8,525	333,242
First American Financial Corp.	3,262	167,797
Globe Life, Inc.	2,890	336,280
Hanover Insurance Group, Inc.	1,156	135,495
Hartford Financial Services Group, Inc.	9,996	734,206
Kemper Corp.	1,937	77,248
Lincoln National Corp.	4,991	108,654
Loews Corp.	6,071	388,605
Markel Group, Inc. *	431	633,794
SECURITY	NUMBER OF SHARES	VALUE ($)
Marsh & McLennan Cos., Inc.	3,235	613,518
MetLife, Inc.	21,235	1,274,312
Old Republic International Corp.	8,857	242,505
Primerica, Inc.	415	79,331
Principal Financial Group, Inc.	7,934	536,973
Progressive Corp.	4,818	761,678
Prudential Financial, Inc.	12,049	1,101,761
Reinsurance Group of America, Inc.	2,186	326,741
RenaissanceRe Holdings Ltd.	1,217	267,241
RLI Corp.	1,019	135,772
Travelers Cos., Inc.	7,569	1,267,353
Unum Group	6,465	316,138
W R Berkley Corp.	6,654	448,613
White Mountains Insurance Group Ltd.	82	117,322
Willis Towers Watson PLC	3,015	711,208
		24,813,180

Materials 4.9%
Air Products & Chemicals, Inc.	7,283	2,057,011
Albemarle Corp.	3,843	487,216
Alcoa Corp.	5,776	148,097
Amcor PLC	48,563	431,725
AptarGroup, Inc.	2,156	263,614
Ardagh Metal Packaging SA	323	1,088
Ashland, Inc.	1,559	119,466
Avery Dennison Corp.	1,783	310,367
Axalta Coating Systems Ltd. *	6,429	168,633
Ball Corp.	10,111	486,845
Berry Global Group, Inc.	3,885	213,675
Celanese Corp., Class A	3,243	371,356
CF Industries Holdings, Inc.	6,416	511,868
Chemours Co.	4,848	116,885
Cleveland-Cliffs, Inc. *	16,772	281,434
Corteva, Inc.	23,418	1,127,343
Crown Holdings, Inc.	3,492	281,455
Dow, Inc.	23,234	1,123,132
DuPont de Nemours, Inc.	15,072	1,098,447
Eagle Materials, Inc.	401	61,718
Eastman Chemical Co.	3,904	291,746
Ecolab, Inc.	1,815	304,448
Element Solutions, Inc.	7,268	132,496
FMC Corp.	3,506	186,519
Freeport-McMoRan, Inc.	46,907	1,584,518
Ginkgo Bioworks Holdings, Inc. *(a)	45,445	62,260
Graphic Packaging Holding Co.	4,579	98,494
Huntsman Corp.	5,526	128,922
International Flavors & Fragrances, Inc.	8,380	572,773
International Paper Co.	11,382	383,915
Linde PLC	14,597	5,578,389
Louisiana-Pacific Corp.	2,115	108,457
LyondellBasell Industries NV, Class A	8,492	766,318
Martin Marietta Materials, Inc.	2,026	828,512
Mosaic Co.	10,876	353,252
MP Materials Corp. *	3,407	55,875
NewMarket Corp.	203	97,876
Newmont Corp.	37,875	1,419,176
Nucor Corp.	8,264	1,221,337
Olin Corp.	4,205	179,638
Packaging Corp. of America	2,903	444,304
PPG Industries, Inc.	5,771	708,506
Reliance Steel & Aluminum Co.	1,919	488,155
Royal Gold, Inc.	2,163	225,666
RPM International, Inc.	3,383	308,766
Sealed Air Corp.	2,110	64,967
Sherwin-Williams Co.	1,308	311,579
Silgan Holdings, Inc.	2,720	108,963
Sonoco Products Co.	3,184	164,963
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
SSR Mining, Inc.	6,683	92,760
Steel Dynamics, Inc.	5,282	562,586
U.S. Steel Corp.	7,227	244,923
Vulcan Materials Co.	3,392	666,494
Westlake Corp.	1,063	122,628
Westrock Co.	8,363	300,483
		28,832,039

Media & Entertainment 2.9%
AMC Entertainment Holdings, Inc., Class A *	1,840	19,651
Cable One, Inc.	168	92,378
Comcast Corp., Class A	134,386	5,548,798
DISH Network Corp., Class A *	8,243	40,391
Electronic Arts, Inc.	8,993	1,113,243
Fox Corp., Class A	12,758	387,716
IAC, Inc. *	2,414	102,716
Interpublic Group of Cos., Inc.	12,664	359,658
Liberty Broadband Corp., Class C *	3,466	288,752
Liberty Media Corp.-Liberty Formula One, Class C *	7,036	455,159
Liberty Media Corp.-Liberty Live, Class C *	2,199	70,082
Liberty Media Corp.-Liberty SiriusXM, Class C *	7,504	184,223
Live Nation Entertainment, Inc. *	3,984	318,800
Madison Square Garden Sports Corp. *	605	101,725
Match Group, Inc. *	945	32,697
New York Times Co., Class A	5,258	211,950
News Corp., Class A	16,488	340,972
Nexstar Media Group, Inc., Class A	746	104,500
Omnicom Group, Inc.	6,475	485,042
Paramount Global, Class B	19,400	211,072
Roku, Inc. *	3,564	212,307
Sirius XM Holdings, Inc. (a)	20,980	89,794
Take-Two Interactive Software, Inc. *	5,413	723,989
TripAdvisor, Inc. *	3,672	54,199
Walt Disney Co. *	60,060	4,900,295
Warner Bros Discovery, Inc. *	72,324	718,901
ZoomInfo Technologies, Inc., Class A *	4,867	63,076
		17,232,086

Pharmaceuticals, Biotechnology & Life Sciences 8.3%
Agilent Technologies, Inc.	1,800	186,066
Alnylam Pharmaceuticals, Inc. *	794	120,529
Amgen, Inc.	5,614	1,435,500
Avantor, Inc. *	22,138	385,865
Azenta, Inc. *	2,105	95,672
Biogen, Inc. *	4,729	1,123,327
BioMarin Pharmaceutical, Inc. *	5,416	441,133
Bio-Rad Laboratories, Inc., Class A *	693	190,769
Bio-Techne Corp.	290	15,843
Bristol-Myers Squibb Co.	69,042	3,557,734
Catalent, Inc. *	5,924	203,726
Charles River Laboratories International, Inc. *	1,669	280,993
Danaher Corp.	21,616	4,150,704
Elanco Animal Health, Inc. *	15,961	140,616
Exact Sciences Corp. *	3,846	236,875
Exelixis, Inc. *	2,777	57,179
Fortrea Holdings, Inc. *	2,882	81,849
Gilead Sciences, Inc.	41,049	3,223,989
ICON PLC, ADR *	2,276	555,253
Illumina, Inc. *	3,643	398,617
Incyte Corp. *	1,556	83,915
Ionis Pharmaceuticals, Inc. *	643	28,466
IQVIA Holdings, Inc. *	439	79,384
Jazz Pharmaceuticals PLC *	963	122,320
SECURITY	NUMBER OF SHARES	VALUE ($)
Johnson & Johnson	79,154	11,741,704
Karuna Therapeutics, Inc. *	122	20,326
Maravai LifeSciences Holdings, Inc., Class A *	1,500	10,290
Merck & Co., Inc.	68,075	6,991,303
Mirati Therapeutics, Inc. *	1,507	83,684
Moderna, Inc. *	10,913	828,952
Organon & Co.	8,313	122,949
Perrigo Co. PLC	4,385	121,201
Pfizer, Inc.	185,578	5,671,264
QIAGEN NV *	7,484	280,126
Regeneron Pharmaceuticals, Inc. *	3,171	2,473,031
Repligen Corp. *	1,010	135,906
Revvity, Inc.	4,144	343,330
Roivant Sciences Ltd. *	689	5,953
Royalty Pharma PLC, Class A	12,211	328,110
Sotera Health Co. *	950	12,027
Thermo Fisher Scientific, Inc.	4,865	2,163,806
United Therapeutics Corp. *	1,484	330,724
Vertex Pharmaceuticals, Inc. *	723	261,806
Viatris, Inc.	39,319	349,939
		49,472,755

Real Estate Management & Development 0.3%
CBRE Group, Inc., Class A *	10,168	705,049
CoStar Group, Inc. *	7,564	555,273
Howard Hughes Holdings, Inc. *	1,094	72,565
Jones Lang LaSalle, Inc. *	1,564	200,067
Zillow Group, Inc., Class C *	6,868	248,965
		1,781,919

Semiconductors & Semiconductor Equipment 3.5%
Advanced Micro Devices, Inc. *	22,690	2,234,965
Analog Devices, Inc.	16,603	2,612,150
Applied Materials, Inc.	4,297	568,708
Cirrus Logic, Inc. *	1,798	120,340
Entegris, Inc.	4,653	409,650
First Solar, Inc. *	3,493	497,578
GLOBALFOUNDRIES, Inc. *(a)	2,562	127,126
Intel Corp.	137,113	5,004,624
Lam Research Corp.	232	136,467
Marvell Technology, Inc.	28,055	1,324,757
Microchip Technology, Inc.	5,072	361,583
Micron Technology, Inc.	35,893	2,400,165
MKS Instruments, Inc.	2,156	141,563
ON Semiconductor Corp. *	14,154	886,607
Qorvo, Inc. *	3,221	281,580
QUALCOMM, Inc.	4,690	511,163
Skyworks Solutions, Inc.	5,218	452,609
Teradyne, Inc.	844	70,280
Texas Instruments, Inc.	17,650	2,506,477
Universal Display Corp.	841	117,050
Wolfspeed, Inc. *	4,114	139,218
		20,904,660

Software & Services 2.9%
Akamai Technologies, Inc. *	5,050	521,817
Amdocs Ltd.	3,911	313,506
ANSYS, Inc. *	495	137,739
AppLovin Corp., Class A *	5,085	185,297
Aspen Technology, Inc. *	908	161,397
Bentley Systems, Inc., Class B	476	23,153
Bill Holdings, Inc. *	3,372	307,830
CCC Intelligent Solutions Holdings, Inc. *	6,580	70,867
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Cognizant Technology Solutions Corp., Class A	16,676	1,075,102
Dolby Laboratories, Inc., Class A	1,928	156,052
Dropbox, Inc., Class A *	951	25,011
DXC Technology Co. *	6,850	138,165
Gen Digital, Inc.	15,394	256,464
GoDaddy, Inc., Class A *	1,979	144,922
Guidewire Software, Inc. *	2,691	242,540
HashiCorp, Inc., Class A *	1,029	20,261
Informatica, Inc., Class A *	1,270	24,359
International Business Machines Corp.	29,842	4,316,347
Kyndryl Holdings, Inc. *	7,413	108,452
nCino, Inc. *	2,084	58,560
NCR Voyix Corp. *	4,210	64,371
Nutanix, Inc., Class A *	5,743	207,839
Okta, Inc. *	4,620	311,434
Oracle Corp.	29,414	3,041,408
PTC, Inc. *	1,803	253,177
Roper Technologies, Inc.	3,471	1,695,826
Salesforce, Inc. *	7,647	1,535,747
SentinelOne, Inc., Class A *	6,546	102,314
Twilio, Inc., Class A *	4,659	238,820
Tyler Technologies, Inc. *	336	125,294
UiPath, Inc., Class A *	2,781	43,189
Unity Software, Inc. *	5,666	143,746
VeriSign, Inc. *	2,813	561,644
Zoom Video Communications, Inc., Class A *	8,235	493,935
		17,106,585

Technology Hardware & Equipment 2.5%
Amphenol Corp., Class A	9,513	766,272
Arrow Electronics, Inc. *	1,891	214,458
Avnet, Inc.	2,959	137,090
CDW Corp.	259	51,904
Ciena Corp. *	4,830	203,826
Cisco Systems, Inc.	134,670	7,020,347
Cognex Corp.	5,703	205,251
Coherent Corp. *	3,881	114,878
Corning, Inc.	24,966	668,090
Crane NXT Co.	1,560	81,120
F5, Inc. *	1,983	300,603
Hewlett Packard Enterprise Co.	42,452	652,912
HP, Inc.	22,576	594,426
IPG Photonics Corp. *	976	83,838
Jabil, Inc.	1,546	189,849
Juniper Networks, Inc.	10,478	282,068
Keysight Technologies, Inc. *	4,333	528,843
Littelfuse, Inc.	792	171,603
Lumentum Holdings, Inc. *	2,269	88,967
Motorola Solutions, Inc.	431	120,016
NetApp, Inc.	4,175	303,856
Pure Storage, Inc., Class A *	2,007	67,857
TD SYNNEX Corp.	1,542	141,371
Teledyne Technologies, Inc. *	1,529	572,748
Trimble, Inc. *	8,086	381,093
Ubiquiti, Inc.	21	2,550
Viasat, Inc. *	3,891	71,750
Vontier Corp.	3,332	98,494
Western Digital Corp. *	10,484	420,933
Zebra Technologies Corp., Class A *	1,383	289,642
		14,826,655

Telecommunication Services 1.9%
AT&T, Inc.	235,136	3,621,094
Frontier Communications Parent, Inc. *	8,078	144,758
SECURITY	NUMBER OF SHARES	VALUE ($)
GCI Liberty, Inc. *(c)	2,247	406
Iridium Communications, Inc.	260	9,633
T-Mobile U.S., Inc. *	17,489	2,515,968
Verizon Communications, Inc.	138,216	4,855,528
		11,147,387

Transportation 2.4%
Alaska Air Group, Inc. *	4,082	129,114
American Airlines Group, Inc. *	13,288	148,161
Avis Budget Group, Inc. *	437	71,144
CH Robinson Worldwide, Inc.	830	67,919
CSX Corp.	58,487	1,745,837
Delta Air Lines, Inc.	19,989	624,656
Expeditors International of Washington, Inc.	4,318	471,742
FedEx Corp.	7,615	1,828,362
GXO Logistics, Inc. *	3,869	195,423
Hertz Global Holdings, Inc. *	4,408	37,160
JB Hunt Transport Services, Inc.	2,169	372,786
Kirby Corp. *	1,939	144,843
Knight-Swift Transportation Holdings, Inc.	5,146	251,588
Landstar System, Inc.	246	40,536
Norfolk Southern Corp.	7,461	1,423,484
Old Dominion Freight Line, Inc.	221	83,242
Ryder System, Inc.	1,461	142,506
Saia, Inc. *	770	276,037
Schneider National, Inc., Class B	1,825	46,227
Southwest Airlines Co.	19,509	433,685
U-Haul Holding Co. *	143	7,024
U-Haul Holding Co. - Non Voting	2,040	96,308
Union Pacific Corp.	11,451	2,377,342
United Airlines Holdings, Inc. *	10,737	375,902
United Parcel Service, Inc., Class B	17,196	2,428,935
XPO, Inc. *	3,749	284,212
		14,104,175

Utilities 5.1%
AES Corp.	8,492	126,531
Alliant Energy Corp.	8,259	402,957
Ameren Corp.	8,596	650,803
American Electric Power Co., Inc.	16,912	1,277,532
American Water Works Co., Inc.	6,396	752,489
Atmos Energy Corp.	4,730	509,232
Avangrid, Inc.	2,316	69,179
Brookfield Renewable Corp., Class A	4,372	99,507
CenterPoint Energy, Inc.	20,714	556,792
Clearway Energy, Inc., Class C	3,771	81,868
CMS Energy Corp.	9,546	518,730
Consolidated Edison, Inc.	11,391	1,000,016
Constellation Energy Corp.	10,756	1,214,567
Dominion Energy, Inc.	27,446	1,106,623
DTE Energy Co.	6,762	651,721
Duke Energy Corp.	25,314	2,250,161
Edison International	12,407	782,385
Entergy Corp.	6,947	664,064
Essential Utilities, Inc.	7,993	267,446
Evergy, Inc.	7,313	359,361
Eversource Energy	11,442	615,465
Exelon Corp.	32,638	1,270,924
FirstEnergy Corp.	17,875	636,350
Hawaiian Electric Industries, Inc.	3,674	47,688
IDACORP, Inc.	1,645	155,798
National Fuel Gas Co.	2,904	147,959
NextEra Energy, Inc.	66,487	3,876,192
NiSource, Inc.	13,587	341,849
NRG Energy, Inc.	7,599	322,046
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
OGE Energy Corp.	6,516	222,847
PG&E Corp. *	65,551	1,068,481
Pinnacle West Capital Corp.	3,728	276,543
PPL Corp.	24,226	595,233
Public Service Enterprise Group, Inc.	16,325	1,006,436
Sempra	20,687	1,448,711
Southern Co.	35,787	2,408,465
UGI Corp.	6,807	141,586
Vistra Corp.	8,615	281,883
WEC Energy Group, Inc.	10,358	843,038
Xcel Energy, Inc.	18,088	1,072,076
		30,121,534
Total Common Stocks (Cost $515,864,535)		588,744,310

INVESTMENT COMPANIES 0.2% OF NET ASSETS

Equity Funds 0.2%
iShares Russell 1000 Value ETF	6,200	907,804
Total Investment Companies (Cost $941,349)		907,804

SHORT-TERM INVESTMENTS 0.4% OF NET ASSETS

Money Market Funds 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (d)	2,045,255	2,045,255
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (d)(e)	539,668	539,668
		2,584,923
Total Short-Term Investments (Cost $2,584,923)		2,584,923
Total Investments in Securities (Cost $519,390,807)		592,237,037

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 12/15/23	14	2,948,575	(207)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $533,609.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(d)	The rate shown is the annualized 7-day yield.
(e)	Security purchased with cash collateral received for securities on loan.

ADR —	American Depositary Receipt
ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust
Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2023:
SECURITY	VALUE AT 10/31/22	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/23	BALANCE OF SHARES HELD AT 10/31/23	DIVIDENDS RECEIVED
COMMON STOCKS 0.4% OF NET ASSETS

Financial Services 0.4%
Charles Schwab Corp.	$1,897,739	$1,917,153	($635,600 )	($13,219 )	($642,653 )	$2,523,420	48,490	$29,324
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$577,596,923	$—	$—	$577,596,923
Telecommunication Services	11,146,981	—	406	11,147,387
Investment Companies[1]	907,804	—	—	907,804
Short-Term Investments[1]	2,584,923	—	—	2,584,923
Liabilities
Futures Contracts[2]	(207)	—	—	(207)
Total	$592,236,424	$—	$406	$592,236,830

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - affiliated (cost $2,307,597)		$2,523,420
Investments in securities, at value - unaffiliated (cost $517,083,210) including securities on loan of $533,609		589,713,617
Deposit with broker for futures contracts		112,000
Receivables:
Fund shares sold		786,829
Dividends		636,939
Variation margin on future contracts		16,778
Investments sold		12,456
Income from securities on loan	+	2,225
Total assets		593,804,264

Liabilities
Collateral held for securities on loan		539,668
Payables:
Fund shares redeemed		581,848
Investment adviser fees		17,363
Due to custodian	+	12,456
Total liabilities		1,151,335
Net assets		$592,652,929

Net Assets by Source
Capital received from investors		$549,534,218
Total distributable earnings	+	43,118,711
Net assets		$592,652,929

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$592,652,929		12,744,022		$46.50

See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $1,907)		$14,670,946
Dividends received from securities - affiliated		29,324
Securities on loan, net	+	111,619
Total investment income		14,811,889

Expenses
Investment adviser fees		221,361
Total expenses	–	221,361
Net investment income		14,590,528

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - affiliated		(13,219)
Net realized losses on sales of securities - unaffiliated		(12,441,979)
Net realized gains on sales of in-kind redemptions - unaffiliated		13,097,362
Net realized losses on futures contracts	+	(39,071)
Net realized gains		603,093
Net change in unrealized appreciation (depreciation) on securities - affiliated		(642,653)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(10,546,975)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(109,331)
Net change in unrealized appreciation (depreciation)	+	(11,298,959)
Net realized and unrealized losses		(10,695,866)
Increase in net assets resulting from operations		$3,894,662
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Large-Cap Value Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$14,590,528	$12,544,703
Net realized gains		603,093	5,446,498
Net change in unrealized appreciation (depreciation)	+	(11,298,959)	(63,321,553)
Increase (decrease) in net assets resulting from operations		$3,894,662	($45,330,352 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($14,210,885 )	($27,740,131 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,801,820	$283,185,301	5,720,926	$280,961,274
Shares reinvested		239,623	11,415,609	416,349	21,312,908
Shares redeemed	+	(6,931,984)	(339,427,728)	(3,237,613)	(157,379,862)
Net transactions in fund shares		(890,541)	($44,826,818 )	2,899,662	$144,894,320

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		13,634,563	$647,795,970	10,734,901	$575,972,133
Total increase (decrease)	+	(890,541)	(55,143,041)	2,899,662	71,823,837
End of period		12,744,022	$592,652,929	13,634,563	$647,795,970
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$51.84	$64.44	$44.98	$44.29	$39.55
Income (loss) from investment operations:
Net investment income (loss)[1]	0.89	0.79	0.69	0.72	0.70
Net realized and unrealized gains (losses)	(1.40)	(11.54)	19.54	1.09	4.54
Total from investment operations	(0.51)	(10.75)	20.23	1.81	5.24
Less distributions:
Distributions from net investment income	(0.77)	(0.63)	(0.77)	(0.64)	(0.42)
Distributions from net realized gains	(0.04)	(1.22)	—	(0.48)	(0.08)
Total distributions	(0.81)	(1.85)	(0.77)	(1.12)	(0.50)
Net asset value at end of period	$50.52	$51.84	$64.44	$44.98	$44.29
Total return	(1.03%)	(17.15%)	45.35%	4.04%	13.61%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04%	0.04%[2]	0.04%	0.04%	0.04%[3]
Net investment income (loss)	1.66%	1.41%	1.19%	1.69%	1.67%
Portfolio turnover rate	8%[4]	11%[4]	14%	29%	21%
Net assets, end of period (x 1,000,000)	$1,063	$903	$891	$483	$357

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
[3]	Effective December 20, 2018, the annual operating expense ratio was reduced to 0.04%. The ratio presented for period ended October 31, 2019 is a blended ratio.
[4]	Portfolio turnover rate excludes in-kind transactions.
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.5% OF NET ASSETS

Automobiles & Components 0.8%
Aptiv PLC *	31,751	2,768,687
BorgWarner, Inc.	27,276	1,006,484
Gentex Corp.	27,491	788,442
Harley-Davidson, Inc.	15,237	409,114
Lear Corp.	6,879	892,619
Lucid Group, Inc. *(a)	87,561	360,751
Phinia, Inc.	5,527	143,039
QuantumScape Corp., Class A *	34,290	178,994
Rivian Automotive, Inc., Class A *	77,835	1,262,484
Thor Industries, Inc.	6,028	530,042
		8,340,656

Banks 2.3%
Bank OZK	12,718	455,432
BOK Financial Corp.	3,332	218,313
Citizens Financial Group, Inc.	55,591	1,302,497
Columbia Banking System, Inc.	24,461	481,148
Comerica, Inc.	15,402	606,839
Commerce Bancshares, Inc.	13,374	586,584
Cullen/Frost Bankers, Inc.	6,929	630,470
East West Bancorp, Inc.	16,464	882,800
Fifth Third Bancorp	79,618	1,887,743
First Citizens BancShares, Inc., Class A	1,273	1,757,682
First Hawaiian, Inc.	14,932	267,731
First Horizon Corp.	64,963	698,352
FNB Corp.	42,129	450,359
Huntington Bancshares, Inc.	168,700	1,627,955
KeyCorp	109,421	1,118,283
M&T Bank Corp.	19,401	2,187,463
New York Community Bancorp, Inc.	83,349	790,148
NU Holdings Ltd., Class A *	270,566	2,218,641
Pinnacle Financial Partners, Inc.	8,846	551,636
Popular, Inc.	8,234	535,539
Prosperity Bancshares, Inc.	10,161	554,181
Regions Financial Corp.	109,637	1,593,026
Synovus Financial Corp.	16,946	441,782
Webster Financial Corp.	20,286	770,259
Western Alliance Bancorp	12,716	522,628
Wintrust Financial Corp.	7,105	530,672
Zions Bancorp NA	17,110	527,843
		24,196,006

Capital Goods 12.3%
A O Smith Corp.	14,371	1,002,521
Acuity Brands, Inc.	3,653	591,676
Advanced Drainage Systems, Inc.	7,993	853,892
AECOM	15,314	1,172,287
AGCO Corp.	7,339	841,490
Air Lease Corp., Class A	12,168	421,378
Allegion PLC	10,316	1,014,682
Allison Transmission Holdings, Inc.	10,654	537,175
AMETEK, Inc.	26,982	3,798,256
SECURITY	NUMBER OF SHARES	VALUE ($)
Armstrong World Industries, Inc.	5,245	398,043
Axon Enterprise, Inc. *	8,158	1,668,229
AZEK Co., Inc., Class A *	15,383	403,035
Builders FirstSource, Inc. *	14,932	1,620,421
BWX Technologies, Inc.	10,742	797,916
Carlisle Cos., Inc.	5,821	1,479,058
Carrier Global Corp.	97,744	4,658,479
ChargePoint Holdings, Inc. *(a)	35,035	88,989
CNH Industrial NV	114,766	1,260,131
Core & Main, Inc., Class A *	12,677	381,324
Crane Co.	5,637	548,649
Cummins, Inc.	16,634	3,597,934
Curtiss-Wright Corp.	4,472	889,078
Donaldson Co., Inc.	14,149	815,831
Dover Corp.	16,362	2,126,242
EMCOR Group, Inc.	5,481	1,132,649
Esab Corp.	6,652	421,072
Fastenal Co.	66,984	3,907,847
Ferguson PLC	24,205	3,635,591
Flowserve Corp.	15,391	565,158
Fortive Corp.	41,483	2,708,010
Fortune Brands Innovations, Inc.	14,813	826,565
Gates Industrial Corp. PLC *	12,598	137,570
Generac Holdings, Inc. *	7,116	598,242
Graco, Inc.	19,601	1,457,334
Hayward Holdings, Inc. *	15,391	161,606
HEICO Corp.	12,803	2,028,123
Hexcel Corp.	9,861	610,593
Howmet Aerospace, Inc.	44,486	1,961,833
Hubbell, Inc., Class B	6,283	1,697,038
Huntington Ingalls Industries, Inc.	4,609	1,013,150
IDEX Corp.	8,867	1,697,232
Ingersoll Rand, Inc.	47,477	2,880,904
ITT, Inc.	9,678	903,441
Lennox International, Inc.	3,753	1,390,637
Lincoln Electric Holdings, Inc.	6,555	1,145,814
Masco Corp.	26,394	1,374,863
MasTec, Inc. *	7,320	435,101
MDU Resources Group, Inc.	23,762	442,211
Mercury Systems, Inc. *	5,800	208,684
Middleby Corp. *	6,232	703,406
MSC Industrial Direct Co., Inc., Class A	5,377	509,471
Nordson Corp.	6,710	1,426,479
nVent Electric PLC	19,335	930,594
Oshkosh Corp.	7,618	668,327
Otis Worldwide Corp.	48,498	3,744,531
Owens Corning	10,545	1,195,487
PACCAR, Inc.	60,152	4,964,345
Parker-Hannifin Corp.	14,993	5,531,068
Pentair PLC	19,266	1,119,740
Plug Power, Inc. *(a)	61,484	362,141
Quanta Services, Inc.	16,861	2,817,810
RBC Bearings, Inc. *	3,304	726,351
Regal Rexnord Corp.	7,737	916,138
Rockwell Automation, Inc.	13,480	3,542,679
Sensata Technologies Holding PLC	17,646	562,554
SiteOne Landscape Supply, Inc. *	5,216	718,608
Snap-on, Inc.	6,105	1,574,724
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Spirit AeroSystems Holdings, Inc., Class A *	12,222	276,217
Stanley Black & Decker, Inc.	17,960	1,527,498
Sunrun, Inc. *	24,819	239,503
Textron, Inc.	23,193	1,762,668
Timken Co.	7,296	504,300
Toro Co.	12,174	984,146
Trane Technologies PLC	26,715	5,084,132
TransDigm Group, Inc. *	6,150	5,092,753
Trex Co., Inc. *	12,691	713,361
United Rentals, Inc.	8,048	3,269,661
Valmont Industries, Inc.	2,441	480,657
Vertiv Holdings Co., Class A	40,256	1,580,853
Watsco, Inc.	3,896	1,359,275
WESCO International, Inc.	5,188	665,102
Westinghouse Air Brake Technologies Corp.	20,914	2,217,302
WillScot Mobile Mini Holdings Corp. *	23,038	907,928
Woodward, Inc.	6,925	863,547
WW Grainger, Inc.	5,236	3,821,390
Xylem, Inc.	27,817	2,602,002
		130,274,732

Commercial & Professional Services 4.6%
Booz Allen Hamilton Holding Corp., Class A	15,251	1,829,052
Broadridge Financial Solutions, Inc.	13,747	2,345,788
CACI International, Inc., Class A *	2,650	860,614
Ceridian HCM Holding, Inc. *	17,323	1,108,845
Cintas Corp.	10,165	5,154,875
Clarivate PLC *	54,964	350,670
Clean Harbors, Inc. *	5,932	911,570
Concentrix Corp.	5,136	391,415
Copart, Inc. *	100,656	4,380,549
Driven Brands Holdings, Inc. *	7,100	80,798
Dun & Bradstreet Holdings, Inc.	32,181	281,906
Equifax, Inc.	14,294	2,423,834
FTI Consulting, Inc. *	3,889	825,479
Genpact Ltd.	21,003	704,441
Jacobs Solutions, Inc.	14,756	1,966,975
KBR, Inc.	15,833	920,689
Leidos Holdings, Inc.	16,014	1,587,308
ManpowerGroup, Inc.	5,869	410,654
MSA Safety, Inc.	4,311	680,621
Paychex, Inc.	37,804	4,198,134
Paycom Software, Inc.	6,059	1,484,273
Paycor HCM, Inc. *	6,480	139,838
Paylocity Holding Corp. *	4,913	881,392
RB Global, Inc.	21,323	1,394,524
Republic Services, Inc., Class A	24,231	3,598,061
Robert Half, Inc.	12,331	921,989
Rollins, Inc.	29,990	1,127,924
Science Applications International Corp.	6,299	688,103
SS&C Technologies Holdings, Inc.	25,530	1,282,883
Stericycle, Inc. *	10,836	446,877
Tetra Tech, Inc.	6,201	935,793
TransUnion	22,696	995,900
Verisk Analytics, Inc., Class A	16,739	3,805,779
Vestis Corp. *	13,898	212,500
		49,330,053

Consumer Discretionary Distribution & Retail 3.3%
Advance Auto Parts, Inc.	6,936	360,880
AutoNation, Inc. *	3,462	450,337
Bath & Body Works, Inc.	26,822	795,272
Best Buy Co., Inc.	22,857	1,527,305
SECURITY	NUMBER OF SHARES	VALUE ($)
Burlington Stores, Inc. *	7,563	915,350
CarMax, Inc. *	18,486	1,129,310
Coupang, Inc., Class A *	128,514	2,184,738
Dick's Sporting Goods, Inc.	7,041	753,035
eBay, Inc.	62,693	2,459,446
Etsy, Inc. *	14,378	895,749
Five Below, Inc. *	6,437	1,119,909
Floor & Decor Holdings, Inc., Class A *	12,169	1,002,726
GameStop Corp., Class A *(a)	31,571	434,733
Gap, Inc.	22,668	290,150
Genuine Parts Co.	16,452	2,120,005
Kohl's Corp.	12,877	290,376
Lithia Motors, Inc., Class A	3,174	768,774
LKQ Corp.	31,260	1,372,939
Macy's, Inc.	31,722	386,374
Murphy USA, Inc.	2,324	842,892
Nordstrom, Inc.	13,576	189,792
Ollie's Bargain Outlet Holdings, Inc. *	7,212	557,055
Penske Automotive Group, Inc.	2,357	337,240
Petco Health & Wellness Co., Inc., Class A *	9,048	31,306
Pool Corp.	4,458	1,407,703
RH *	2,032	442,895
Ross Stores, Inc.	39,399	4,569,102
Tractor Supply Co.	12,846	2,473,626
Ulta Beauty, Inc. *	5,867	2,237,146
Valvoline, Inc.	19,382	575,064
Victoria's Secret & Co. *	9,100	162,708
Wayfair, Inc., Class A *	9,671	412,081
Williams-Sonoma, Inc.	7,485	1,124,546
		34,620,564

Consumer Durables & Apparel 2.6%
Brunswick Corp.	8,302	576,740
Capri Holdings Ltd. *	13,405	686,068
Carter's, Inc.	4,315	289,795
Columbia Sportswear Co.	4,162	307,156
Crocs, Inc. *	7,126	636,494
Deckers Outdoor Corp. *	3,073	1,834,765
DR Horton, Inc.	36,505	3,811,122
Garmin Ltd.	18,022	1,847,796
Hasbro, Inc.	15,271	689,486
Leggett & Platt, Inc.	15,487	362,860
Lennar Corp., Class A	30,630	3,267,608
Mattel, Inc. *	41,302	788,042
Mohawk Industries, Inc. *	6,214	499,481
Newell Brands, Inc.	44,525	299,208
NVR, Inc. *	346	1,872,767
Peloton Interactive, Inc., Class A *	37,164	176,901
Polaris, Inc.	6,311	545,397
PulteGroup, Inc.	25,575	1,882,064
PVH Corp.	7,347	546,250
Ralph Lauren Corp., Class A	4,697	528,553
Skechers USA, Inc., Class A *	15,624	753,389
Tapestry, Inc.	27,582	760,160
Tempur Sealy International, Inc.	19,632	783,906
Toll Brothers, Inc.	12,818	906,361
TopBuild Corp. *	3,709	848,471
Under Armour, Inc., Class A *	44,614	305,606
VF Corp.	40,854	601,779
Whirlpool Corp.	6,253	653,814
YETI Holdings, Inc. *	10,227	434,852
		27,496,891

See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Consumer Services 3.4%
ADT, Inc.	24,665	139,604
Aramark	27,501	740,602
Boyd Gaming Corp.	8,586	474,376
Bright Horizons Family Solutions, Inc. *	6,758	500,497
Caesars Entertainment, Inc. *	24,186	964,780
Carnival Corp. *	116,650	1,336,809
Cava Group, Inc. *(a)	1,847	58,347
Choice Hotels International, Inc.	3,541	391,281
Churchill Downs, Inc.	8,326	914,528
Darden Restaurants, Inc.	14,158	2,060,414
Domino's Pizza, Inc.	4,153	1,407,825
DoorDash, Inc., Class A *	35,389	2,652,406
DraftKings, Inc., Class A *	49,062	1,355,092
Expedia Group, Inc. *	16,845	1,605,160
Grand Canyon Education, Inc. *	3,531	417,823
H&R Block, Inc.	17,872	733,646
Hilton Worldwide Holdings, Inc.	30,161	4,570,296
Hyatt Hotels Corp., Class A	5,368	549,898
Marriott Vacations Worldwide Corp.	4,258	382,624
MGM Resorts International *	34,354	1,199,642
Mister Car Wash, Inc. *	8,810	45,812
Norwegian Cruise Line Holdings Ltd. *	49,717	676,151
Penn Entertainment, Inc. *	17,900	353,167
Planet Fitness, Inc., Class A *	10,013	553,419
Royal Caribbean Cruises Ltd. *	27,453	2,326,093
Service Corp. International	17,186	935,262
Texas Roadhouse, Inc., Class A	7,813	793,332
Travel & Leisure Co.	8,480	288,574
Vail Resorts, Inc.	4,474	949,606
Wendy's Co.	20,215	384,489
Wingstop, Inc.	3,516	642,619
Wyndham Hotels & Resorts, Inc.	9,824	711,258
Wynn Resorts Ltd.	12,206	1,071,443
Yum! Brands, Inc.	32,893	3,975,448
		36,162,323

Consumer Staples Distribution & Retail 1.3%
Albertsons Cos., Inc., Class A	48,695	1,056,681
BJ's Wholesale Club Holdings, Inc. *	15,626	1,064,443
Casey's General Stores, Inc.	4,367	1,187,431
Dollar Tree, Inc. *	24,465	2,717,817
Grocery Outlet Holding Corp. *	11,195	309,766
Kroger Co.	76,550	3,473,073
Performance Food Group Co. *	17,939	1,036,157
U.S. Foods Holding Corp. *	26,531	1,033,117
Walgreens Boots Alliance, Inc.	84,032	1,771,395
		13,649,880

Energy 5.6%
Antero Midstream Corp.	39,846	491,700
Antero Resources Corp. *	33,097	974,376
APA Corp.	36,399	1,445,768
Baker Hughes Co., Class A	118,846	4,090,679
Cheniere Energy, Inc.	28,448	4,734,316
Chesapeake Energy Corp.	14,890	1,281,731
Coterra Energy, Inc.	87,559	2,407,873
Devon Energy Corp.	75,192	3,501,691
Diamondback Energy, Inc.	21,251	3,406,960
DTE Midstream LLC.	11,376	613,963
EQT Corp.	42,278	1,791,742
Halliburton Co.	105,394	4,146,200
Hess Corp.	32,604	4,708,018
HF Sinclair Corp.	16,545	916,262
Marathon Oil Corp.	72,895	1,990,762
SECURITY	NUMBER OF SHARES	VALUE ($)
New Fortress Energy, Inc.	7,617	230,795
NOV, Inc.	45,891	915,984
ONEOK, Inc.	52,429	3,418,371
Ovintiv, Inc.	30,113	1,445,424
Phillips 66	54,068	6,167,537
Range Resources Corp.	27,447	983,700
Southwestern Energy Co. *	128,509	916,269
Targa Resources Corp.	26,224	2,192,589
TechnipFMC PLC	51,546	1,109,270
Texas Pacific Land Corp.	678	1,251,554
Williams Cos., Inc.	142,885	4,915,244
		60,048,778

Equity Real Estate Investment Trusts (REITs) 7.0%
Agree Realty Corp.	10,771	602,530
Alexandria Real Estate Equities, Inc.	20,118	1,873,589
American Homes 4 Rent, Class A	39,083	1,279,577
Americold Realty Trust, Inc.	31,608	828,762
Apartment Income REIT Corp.	17,361	507,115
AvalonBay Communities, Inc.	16,625	2,755,428
Boston Properties, Inc.	18,342	982,581
Brixmor Property Group, Inc.	34,982	727,276
Camden Property Trust	12,128	1,029,425
Cousins Properties, Inc.	17,741	317,032
CubeSmart	26,227	894,078
Digital Realty Trust, Inc.	35,030	4,356,331
EastGroup Properties, Inc.	5,143	839,595
EPR Properties	8,712	372,002
Equity LifeStyle Properties, Inc.	20,845	1,371,601
Equity Residential	43,755	2,420,964
Essex Property Trust, Inc.	7,488	1,601,833
Extra Space Storage, Inc.	24,532	2,541,270
Federal Realty Investment Trust	9,482	864,664
First Industrial Realty Trust, Inc.	15,426	652,520
Gaming & Leisure Properties, Inc.	29,429	1,335,782
Healthcare Realty Trust, Inc., Class A	44,455	637,929
Healthpeak Properties, Inc.	63,977	994,842
Highwoods Properties, Inc.	12,251	219,170
Host Hotels & Resorts, Inc.	82,717	1,280,459
Invitation Homes, Inc.	71,690	2,128,476
Iron Mountain, Inc.	33,966	2,006,372
Kilroy Realty Corp.	13,592	388,459
Kimco Realty Corp.	71,033	1,274,332
Lamar Advertising Co., Class A	10,198	838,989
Medical Properties Trust, Inc.	69,820	333,740
Mid-America Apartment Communities, Inc.	13,618	1,608,967
National Storage Affiliates Trust	9,383	267,603
NNN REIT, Inc.	21,207	770,450
Omega Healthcare Investors, Inc.	27,443	908,363
Park Hotels & Resorts, Inc.	25,170	290,210
Rayonier, Inc.	17,217	434,557
Realty Income Corp.	79,039	3,744,868
Regency Centers Corp.	21,209	1,278,054
Rexford Industrial Realty, Inc.	24,184	1,045,716
SBA Communications Corp., Class A	12,597	2,628,112
Simon Property Group, Inc.	38,068	4,183,293
Spirit Realty Capital, Inc.	16,532	594,987
STAG Industrial, Inc.	20,984	697,089
Sun Communities, Inc.	14,413	1,603,302
UDR, Inc.	38,531	1,225,671
Ventas, Inc.	46,863	1,989,803
VICI Properties, Inc., Class A	117,764	3,285,616
Vornado Realty Trust	20,847	400,262
Welltower, Inc.	58,299	4,874,379
Weyerhaeuser Co.	85,911	2,464,787
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
WP Carey, Inc.	24,893	1,335,509
		73,888,321

Financial Services 7.6%
Affiliated Managers Group, Inc.	4,201	515,715
Affirm Holdings, Inc. *	25,596	450,745
AGNC Investment Corp.	69,563	513,375
Ally Financial, Inc.	31,767	768,444
Ameriprise Financial, Inc.	12,334	3,879,906
Annaly Capital Management, Inc.	58,096	906,878
Apollo Global Management, Inc.	61,205	4,739,715
Ares Management Corp., Class A	18,795	1,852,999
Bank of New York Mellon Corp.	91,488	3,888,240
Block, Inc. *	63,605	2,560,101
Blue Owl Capital, Inc., Class A	52,397	646,055
Carlyle Group, Inc.	24,654	678,971
Cboe Global Markets, Inc.	12,335	2,021,583
Coinbase Global, Inc., Class A *	19,553	1,507,927
Corebridge Financial, Inc.	17,417	348,340
Credit Acceptance Corp. *	753	303,030
Discover Financial Services	29,265	2,402,071
Equitable Holdings, Inc.	41,980	1,115,409
Euronet Worldwide, Inc. *	5,556	426,923
Evercore, Inc., Class A	4,195	546,105
FactSet Research Systems, Inc.	4,501	1,943,937
Fidelity National Information Services, Inc.	69,452	3,410,788
FleetCor Technologies, Inc. *	8,430	1,898,183
Franklin Resources, Inc.	33,499	763,442
Global Payments, Inc.	30,691	3,259,998
Houlihan Lokey, Inc., Class A	5,916	594,676
Interactive Brokers Group, Inc., Class A	11,823	946,668
Invesco Ltd.	42,580	552,263
Jack Henry & Associates, Inc.	8,539	1,203,914
Janus Henderson Group PLC	15,628	360,538
Jefferies Financial Group, Inc.	22,284	717,099
KKR & Co., Inc.	75,771	4,197,713
Lazard Ltd., Class A	12,783	354,984
LPL Financial Holdings, Inc.	9,148	2,053,909
MarketAxess Holdings, Inc.	4,336	926,820
MGIC Investment Corp.	33,265	560,183
Morningstar, Inc.	3,005	760,986
MSCI, Inc., Class A	9,009	4,248,194
Nasdaq, Inc.	40,061	1,987,026
NCR Atleos Corp. *	7,444	164,215
Northern Trust Corp.	24,032	1,583,949
OneMain Holdings, Inc.	13,113	471,150
Raymond James Financial, Inc.	22,193	2,118,100
Rithm Capital Corp.	56,262	524,924
Robinhood Markets, Inc., Class A *	77,589	709,163
Rocket Cos., Inc., Class A *	14,725	108,818
SEI Investments Co.	11,895	638,286
Shift4 Payments, Inc., Class A *	6,383	284,171
SLM Corp.	26,344	342,472
SoFi Technologies, Inc. *	107,632	812,622
Starwood Property Trust, Inc.	34,472	611,878
State Street Corp.	37,320	2,411,992
Stifel Financial Corp.	12,083	688,731
Synchrony Financial	48,856	1,370,411
T Rowe Price Group, Inc.	25,873	2,341,506
TFS Financial Corp.	5,907	70,057
Toast, Inc., Class A *	41,656	666,079
TPG, Inc.	7,598	210,009
Tradeweb Markets, Inc., Class A	13,476	1,212,975
UWM Holdings Corp.	10,495	50,901
Virtu Financial, Inc., Class A	10,562	195,291
Voya Financial, Inc.	11,435	763,515
SECURITY	NUMBER OF SHARES	VALUE ($)
Western Union Co.	43,869	495,281
WEX, Inc. *	5,002	832,733
XP, Inc., Class A	38,961	779,220
		81,272,302

Food, Beverage & Tobacco 1.9%
Boston Beer Co., Inc., Class A *	1,101	367,679
Brown-Forman Corp., Class B	27,451	1,541,648
Bunge Ltd.	17,513	1,856,028
Campbell Soup Co.	22,429	906,356
Celsius Holdings, Inc. *	5,615	853,985
Conagra Brands, Inc.	55,803	1,526,770
Darling Ingredients, Inc. *	18,567	822,332
Flowers Foods, Inc.	22,046	483,469
Freshpet, Inc. *	5,367	308,066
Hormel Foods Corp.	34,011	1,107,058
Ingredion, Inc.	7,708	721,315
J M Smucker Co.	11,590	1,319,406
Kellanova	30,481	1,538,376
Lamb Weston Holdings, Inc.	17,049	1,531,000
McCormick & Co., Inc. - Non Voting Shares	29,476	1,883,516
Molson Coors Beverage Co., Class B	20,523	1,185,614
Pilgrim's Pride Corp. *	4,723	120,436
Post Holdings, Inc. *	6,261	502,633
Seaboard Corp.	31	108,715
Tyson Foods, Inc., Class A	32,596	1,510,825
WK Kellogg Co. *	7,499	75,140
		20,270,367

Health Care Equipment & Services 5.1%
Acadia Healthcare Co., Inc. *	10,481	770,458
agilon health, Inc. *	33,915	610,470
Align Technology, Inc. *	8,955	1,653,003
Amedisys, Inc. *	3,745	342,630
Baxter International, Inc.	59,299	1,923,067
Cardinal Health, Inc.	29,902	2,721,082
Cencora, Inc.	18,962	3,510,814
Certara, Inc. *	14,174	172,781
Chemed Corp.	1,725	970,571
Cooper Cos., Inc.	5,698	1,776,351
DaVita, Inc. *	6,340	489,638
DENTSPLY SIRONA, Inc.	24,793	753,955
Dexcom, Inc. *	45,375	4,030,661
Doximity, Inc., Class A *	13,900	283,977
Encompass Health Corp.	11,608	726,196
Enovis Corp. *	6,145	282,056
Envista Holdings Corp. *	19,256	448,087
Globus Medical, Inc., Class A *	13,862	633,632
Henry Schein, Inc. *	15,318	995,364
Hologic, Inc. *	28,498	1,885,713
ICU Medical, Inc. *	2,345	229,951
IDEXX Laboratories, Inc. *	9,661	3,859,280
Inspire Medical Systems, Inc. *	3,385	498,137
Insulet Corp. *	8,143	1,079,518
Integra LifeSciences Holdings Corp. *	8,423	302,891
Laboratory Corp. of America Holdings	10,377	2,072,598
Masimo Corp. *	5,090	412,952
Molina Healthcare, Inc. *	6,776	2,256,069
Novocure Ltd. *	12,247	162,885
Penumbra, Inc. *	4,247	811,814
Premier, Inc., Class A	14,030	269,657
Quest Diagnostics, Inc.	13,135	1,708,863
QuidelOrtho Corp. *	6,301	384,865
R1 RCM, Inc. *	17,972	211,890
ResMed, Inc.	17,031	2,405,118
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Shockwave Medical, Inc. *	4,252	877,018
STERIS PLC	11,634	2,442,907
Tandem Diabetes Care, Inc. *	7,506	129,854
Teladoc Health, Inc. *	19,070	315,418
Teleflex, Inc.	5,494	1,015,016
Tenet Healthcare Corp. *	11,804	633,875
Universal Health Services, Inc., Class B	7,091	892,686
Veeva Systems, Inc., Class A *	16,988	3,273,757
Zimmer Biomet Holdings, Inc.	24,634	2,572,036
		53,799,561

Household & Personal Products 0.5%
Church & Dwight Co., Inc.	28,654	2,605,795
Clorox Co.	14,506	1,707,356
Coty, Inc., Class A *	41,901	392,612
Olaplex Holdings, Inc. *	16,475	23,394
Reynolds Consumer Products, Inc.	6,439	163,744
Spectrum Brands Holdings, Inc.	4,711	354,833
		5,247,734

Insurance 5.3%
Aflac, Inc.	70,613	5,515,581
Allstate Corp.	30,770	3,942,560
American Financial Group, Inc.	8,551	935,137
Arch Capital Group Ltd. *	41,954	3,636,573
Arthur J Gallagher & Co.	24,842	5,850,043
Assurant, Inc.	6,190	921,691
Assured Guaranty Ltd.	6,648	414,835
Axis Capital Holdings Ltd.	9,108	520,067
Brighthouse Financial, Inc. *	7,806	353,612
Brown & Brown, Inc.	27,808	1,930,431
Cincinnati Financial Corp.	18,006	1,794,658
CNA Financial Corp.	2,993	120,917
Everest Group Ltd.	5,025	1,987,991
Fidelity National Financial, Inc.	30,457	1,190,564
First American Financial Corp.	11,733	603,546
Globe Life, Inc.	10,315	1,200,253
Hanover Insurance Group, Inc.	4,178	489,703
Hartford Financial Services Group, Inc.	35,722	2,623,781
Kemper Corp.	7,055	281,353
Kinsale Capital Group, Inc.	2,551	851,804
Lincoln National Corp.	19,824	431,569
Loews Corp.	21,704	1,389,273
Markel Group, Inc. *	1,541	2,266,071
Old Republic International Corp.	31,524	863,127
Primerica, Inc.	4,239	810,327
Principal Financial Group, Inc.	28,356	1,919,134
Prudential Financial, Inc.	43,062	3,937,589
Reinsurance Group of America, Inc.	7,806	1,166,763
RenaissanceRe Holdings Ltd.	5,894	1,294,264
RLI Corp.	4,713	627,960
Ryan Specialty Holdings, Inc., Class A *	10,905	471,096
Unum Group	23,073	1,128,270
W R Berkley Corp.	23,744	1,600,821
White Mountains Insurance Group Ltd.	289	413,487
Willis Towers Watson PLC	12,314	2,904,750
		56,389,601

Materials 5.9%
Albemarle Corp.	13,733	1,741,070
Alcoa Corp.	20,884	535,466
Amcor PLC	173,580	1,543,126
AptarGroup, Inc.	7,669	937,689
Ardagh Metal Packaging SA	17,226	58,052
Ashland, Inc.	5,535	424,147
SECURITY	NUMBER OF SHARES	VALUE ($)
Avery Dennison Corp.	9,469	1,648,269
Axalta Coating Systems Ltd. *	25,907	679,541
Ball Corp.	36,134	1,739,852
Berry Global Group, Inc.	13,935	766,425
Celanese Corp., Class A	11,598	1,328,087
CF Industries Holdings, Inc.	22,929	1,829,276
Chemours Co.	17,365	418,670
Cleveland-Cliffs, Inc. *	59,564	999,484
Corteva, Inc.	83,693	4,028,981
Crown Holdings, Inc.	12,408	1,000,085
DuPont de Nemours, Inc.	53,864	3,925,608
Eagle Materials, Inc.	4,114	633,186
Eastman Chemical Co.	13,868	1,036,356
Element Solutions, Inc.	26,179	477,243
FMC Corp.	14,615	777,518
Ginkgo Bioworks Holdings, Inc. *(a)	181,501	248,656
Graphic Packaging Holding Co.	35,672	767,305
Huntsman Corp.	19,933	465,037
International Flavors & Fragrances, Inc.	29,950	2,047,082
International Paper Co.	40,638	1,370,720
Louisiana-Pacific Corp.	7,568	388,087
LyondellBasell Industries NV, Class A	30,348	2,738,603
Martin Marietta Materials, Inc.	7,241	2,961,134
Mosaic Co.	38,839	1,261,491
MP Materials Corp. *	12,209	200,227
NewMarket Corp.	729	351,487
Nucor Corp.	29,534	4,364,830
Olin Corp.	15,090	644,645
Packaging Corp. of America	10,377	1,588,200
PPG Industries, Inc.	27,536	3,380,595
Reliance Steel & Aluminum Co.	6,857	1,744,284
Royal Gold, Inc.	7,676	800,837
RPM International, Inc.	14,922	1,361,931
Scotts Miracle-Gro Co.	4,859	215,934
Sealed Air Corp.	16,888	519,981
Silgan Holdings, Inc.	9,755	390,785
Sonoco Products Co.	11,451	593,276
SSR Mining, Inc.	24,272	336,895
Steel Dynamics, Inc.	18,841	2,006,755
U.S. Steel Corp.	25,966	879,988
Vulcan Materials Co.	15,540	3,053,454
Westlake Corp.	3,813	439,868
Westrock Co.	29,845	1,072,331
		62,722,549

Media & Entertainment 3.5%
AMC Entertainment Holdings, Inc., Class A *	7,159	76,458
Cable One, Inc.	659	362,364
DISH Network Corp., Class A *	28,623	140,253
Electronic Arts, Inc.	32,139	3,978,487
Fox Corp., Class A	45,642	1,387,061
IAC, Inc. *	8,617	366,653
Interpublic Group of Cos., Inc.	45,252	1,285,157
Liberty Broadband Corp., Class C *	15,603	1,299,886
Liberty Media Corp.-Liberty Formula One, Class C *	25,215	1,631,158
Liberty Media Corp.-Liberty Live, Class C *	7,660	244,124
Liberty Media Corp.-Liberty SiriusXM, Class C *	26,596	652,932
Live Nation Entertainment, Inc. *	18,359	1,469,087
Madison Square Garden Sports Corp. *	2,174	365,536
Match Group, Inc. *	32,623	1,128,756
New York Times Co., Class A	19,002	765,971
News Corp., Class A	58,784	1,215,653
Nexstar Media Group, Inc., Class A	4,014	562,281
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Omnicom Group, Inc.	23,142	1,733,567
Paramount Global, Class B	69,011	750,840
Pinterest, Inc., Class A *	69,581	2,079,080
Playtika Holding Corp. *	2,563	21,529
ROBLOX Corp., Class A *	53,848	1,712,905
Roku, Inc. *	14,423	859,178
Sirius XM Holdings, Inc. (a)	75,865	324,702
Spotify Technology SA *	16,445	2,709,478
Take-Two Interactive Software, Inc. *	19,343	2,587,126
TKO Group Holdings, Inc.	5,079	416,377
Trade Desk, Inc., Class A *	51,697	3,668,419
TripAdvisor, Inc. *	13,163	194,286
Warner Bros Discovery, Inc. *	258,471	2,569,202
ZoomInfo Technologies, Inc., Class A *	36,621	474,608
		37,033,114

Pharmaceuticals, Biotechnology & Life Sciences 5.2%
10X Genomics, Inc., Class A *	10,728	378,484
Agilent Technologies, Inc.	34,645	3,581,254
Alnylam Pharmaceuticals, Inc. *	14,520	2,204,136
Apellis Pharmaceuticals, Inc. *	11,681	568,398
Avantor, Inc. *	79,177	1,380,055
Azenta, Inc. *	7,512	341,420
Biogen, Inc. *	16,902	4,014,901
BioMarin Pharmaceutical, Inc. *	21,946	1,787,502
Bio-Rad Laboratories, Inc., Class A *	2,466	678,841
Bio-Techne Corp.	18,281	998,691
Bruker Corp.	12,410	707,370
Catalent, Inc. *	21,041	723,600
Charles River Laboratories International, Inc. *	5,966	1,004,436
Elanco Animal Health, Inc. *	57,440	506,046
Exact Sciences Corp. *	20,961	1,290,988
Exelixis, Inc. *	37,651	775,234
Fortrea Holdings, Inc. *	10,376	294,678
ICON PLC, ADR *	9,558	2,331,770
Illumina, Inc. *	18,548	2,029,522
Incyte Corp. *	21,647	1,167,423
Ionis Pharmaceuticals, Inc. *	16,640	736,653
IQVIA Holdings, Inc. *	21,628	3,910,991
Jazz Pharmaceuticals PLC *	7,157	909,082
Karuna Therapeutics, Inc. *	4,162	693,431
Maravai LifeSciences Holdings, Inc., Class A *	12,970	88,974
Medpace Holdings, Inc. *	2,727	661,761
Mettler-Toledo International, Inc. *	2,555	2,517,186
Mirati Therapeutics, Inc. *	5,314	295,086
Natera, Inc. *	12,190	481,139
Neurocrine Biosciences, Inc. *	11,344	1,258,503
Organon & Co.	30,062	444,617
Perrigo Co. PLC	15,785	436,297
QIAGEN NV *	26,596	995,488
Repligen Corp. *	6,497	874,236
Revvity, Inc.	14,825	1,228,251
Roivant Sciences Ltd. *	40,515	350,050
Royalty Pharma PLC, Class A	43,601	1,171,559
Sarepta Therapeutics, Inc. *	10,503	706,957
Seagen, Inc. *	16,440	3,498,596
Sotera Health Co. *	11,592	146,755
Ultragenyx Pharmaceutical, Inc. *	7,932	280,793
United Therapeutics Corp. *	5,300	1,181,158
Viatris, Inc.	140,508	1,250,521
Waters Corp. *	6,869	1,638,463
West Pharmaceutical Services, Inc.	8,681	2,763,076
		55,284,372

SECURITY	NUMBER OF SHARES	VALUE ($)
Real Estate Management & Development 0.7%
CBRE Group, Inc., Class A *	36,340	2,519,816
CoStar Group, Inc. *	47,423	3,481,322
Howard Hughes Holdings, Inc. *	3,922	260,146
Jones Lang LaSalle, Inc. *	5,560	711,235
Zillow Group, Inc., Class C *	24,478	887,328
		7,859,847

Semiconductors & Semiconductor Equipment 2.6%
Allegro MicroSystems, Inc. *	8,727	226,553
Cirrus Logic, Inc. *	6,486	434,108
Enphase Energy, Inc. *	15,625	1,243,438
Entegris, Inc.	17,515	1,542,021
First Solar, Inc. *	12,482	1,778,061
GLOBALFOUNDRIES, Inc. *(a)	9,172	455,115
Lattice Semiconductor Corp. *	15,999	889,704
Marvell Technology, Inc.	100,265	4,734,513
Microchip Technology, Inc.	63,101	4,498,470
MKS Instruments, Inc.	7,767	509,981
Monolithic Power Systems, Inc.	5,322	2,350,940
ON Semiconductor Corp. *	50,583	3,168,519
Qorvo, Inc. *	11,455	1,001,396
Skyworks Solutions, Inc.	18,648	1,617,528
Teradyne, Inc.	18,283	1,522,425
Universal Display Corp.	5,482	762,985
Wolfspeed, Inc. *	14,597	493,962
		27,229,719

Software & Services 6.7%
Akamai Technologies, Inc. *	18,047	1,864,797
Alteryx, Inc., Class A *	7,213	230,888
Amdocs Ltd.	13,973	1,120,076
ANSYS, Inc. *	10,180	2,832,687
AppLovin Corp., Class A *	24,586	895,914
Aspen Technology, Inc. *	3,277	582,487
Bentley Systems, Inc., Class B	22,567	1,097,659
Bill Holdings, Inc. *	12,047	1,099,771
CCC Intelligent Solutions Holdings, Inc. *	23,678	255,012
Cloudflare, Inc., Class A *	33,732	1,912,267
Cognizant Technology Solutions Corp., Class A	59,597	3,842,219
Confluent, Inc., Class A *	21,710	627,636
Crowdstrike Holdings, Inc., Class A *	24,695	4,365,335
Datadog, Inc., Class A *	32,034	2,609,810
DocuSign, Inc., Class A *	23,666	920,134
Dolby Laboratories, Inc., Class A	6,965	563,747
DoubleVerify Holdings, Inc. *	14,708	409,324
Dropbox, Inc., Class A *	30,298	796,837
DXC Technology Co. *	24,706	498,320
Dynatrace, Inc. *	28,247	1,262,923
Elastic NV *	9,088	681,964
EPAM Systems, Inc. *	6,524	1,419,427
Fair Isaac Corp. *	2,842	2,403,963
Five9, Inc. *	8,352	483,330
Gartner, Inc. *	9,004	2,989,688
Gen Digital, Inc.	65,069	1,084,050
Gitlab, Inc., Class A *	10,333	447,212
Globant SA *	4,830	822,501
GoDaddy, Inc., Class A *	18,094	1,325,024
Guidewire Software, Inc. *	9,565	862,093
HashiCorp, Inc., Class A *	11,291	222,320
HubSpot, Inc. *	5,356	2,269,712
Informatica, Inc., Class A *	4,940	94,749
Kyndryl Holdings, Inc. *	26,497	387,651
Manhattan Associates, Inc. *	7,231	1,409,900
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
MongoDB, Inc., Class A *	7,704	2,654,721
nCino, Inc. *	8,213	230,785
NCR Voyix Corp. *	14,889	227,653
New Relic, Inc. *	6,585	570,722
Nutanix, Inc., Class A *	26,886	973,004
Okta, Inc. *	17,635	1,188,775
Palantir Technologies, Inc., Class A *	219,738	3,252,122
Pegasystems, Inc.	4,846	207,118
Procore Technologies, Inc. *	9,194	561,661
PTC, Inc. *	13,436	1,886,683
RingCentral, Inc., Class A *	10,001	265,827
SentinelOne, Inc., Class A *	26,822	419,228
Smartsheet, Inc., Class A *	14,743	582,938
Splunk, Inc. *	17,912	2,635,930
Teradata Corp. *	11,747	501,832
Twilio, Inc., Class A *	19,790	1,014,435
Tyler Technologies, Inc. *	4,881	1,820,125
UiPath, Inc., Class A *	43,900	681,767
Unity Software, Inc. *	33,632	853,244
VeriSign, Inc. *	10,616	2,119,591
Zoom Video Communications, Inc., Class A *	29,430	1,765,211
Zscaler, Inc. *	10,236	1,624,351
		70,729,150

Technology Hardware & Equipment 3.5%
Amphenol Corp., Class A	68,409	5,510,345
Arrow Electronics, Inc. *	6,718	761,888
Avnet, Inc.	10,681	494,851
CDW Corp.	15,855	3,177,342
Ciena Corp. *	17,354	732,339
Cognex Corp.	20,285	730,057
Coherent Corp. *	14,009	414,666
Corning, Inc.	89,223	2,387,608
Crane NXT Co.	5,634	292,968
F5, Inc. *	7,084	1,073,864
Hewlett Packard Enterprise Co.	151,714	2,333,361
HP, Inc.	101,361	2,668,835
IPG Photonics Corp. *	3,520	302,368
Jabil, Inc.	14,959	1,836,965
Juniper Networks, Inc.	37,342	1,005,247
Keysight Technologies, Inc. *	20,815	2,540,471
Littelfuse, Inc.	2,830	613,176
Lumentum Holdings, Inc. *	8,018	314,386
NetApp, Inc.	24,720	1,799,122
Pure Storage, Inc., Class A *	33,031	1,116,778
TD SYNNEX Corp.	5,515	505,615
Teledyne Technologies, Inc. *	5,465	2,047,134
Trimble, Inc. *	28,917	1,362,858
Ubiquiti, Inc.	469	56,960
Viasat, Inc. *	13,767	253,864
Vontier Corp.	18,186	537,578
Western Digital Corp. *	37,472	1,504,501
Zebra Technologies Corp., Class A *	6,008	1,258,255
		37,633,402

Telecommunication Services 0.1%
Frontier Communications Parent, Inc. *	28,825	516,544
GCI Liberty, Inc. *(b)	6,049	1,092
Iridium Communications, Inc.	14,592	540,634
		1,058,270

Transportation 2.1%
Alaska Air Group, Inc. *	14,744	466,353
American Airlines Group, Inc. *	76,081	848,303
SECURITY	NUMBER OF SHARES	VALUE ($)
Avis Budget Group, Inc. *	2,415	393,162
CH Robinson Worldwide, Inc.	13,504	1,105,032
Delta Air Lines, Inc.	75,277	2,352,406
Expeditors International of Washington, Inc.	17,841	1,949,129
GXO Logistics, Inc. *	13,654	689,664
Hertz Global Holdings, Inc. *	16,083	135,580
JB Hunt Transport Services, Inc.	9,653	1,659,061
Kirby Corp. *	6,946	518,866
Knight-Swift Transportation Holdings, Inc.	18,303	894,834
Landstar System, Inc.	4,210	693,724
Lyft, Inc., Class A *	39,151	359,015
Old Dominion Freight Line, Inc.	11,572	4,358,710
Ryder System, Inc.	5,271	514,133
Saia, Inc. *	3,118	1,117,772
Schneider National, Inc., Class B	6,373	161,428
Southwest Airlines Co.	69,728	1,550,054
U-Haul Holding Co. *	878	43,127
U-Haul Holding Co. - Non Voting	11,716	553,112
United Airlines Holdings, Inc. *	38,338	1,342,213
XPO, Inc. *	13,330	1,010,547
		22,716,225

Utilities 5.6%
AES Corp.	78,457	1,169,009
Alliant Energy Corp.	29,482	1,438,427
Ameren Corp.	30,719	2,325,736
American Water Works Co., Inc.	22,858	2,689,244
Atmos Energy Corp.	16,906	1,820,100
Avangrid, Inc.	8,396	250,789
Brookfield Renewable Corp., Class A	15,578	354,555
CenterPoint Energy, Inc.	74,029	1,989,900
Clearway Energy, Inc., Class C	13,442	291,826
CMS Energy Corp.	34,115	1,853,809
Consolidated Edison, Inc.	40,708	3,573,755
Constellation Energy Corp.	38,438	4,340,419
DTE Energy Co.	24,167	2,329,215
Edison International	44,341	2,796,143
Entergy Corp.	24,829	2,373,404
Essential Utilities, Inc.	28,409	950,565
Evergy, Inc.	26,140	1,284,520
Eversource Energy	40,892	2,199,581
FirstEnergy Corp.	63,882	2,274,199
Hawaiian Electric Industries, Inc.	12,885	167,247
IDACORP, Inc.	5,890	557,842
National Fuel Gas Co.	10,379	528,810
NiSource, Inc.	48,533	1,221,090
NRG Energy, Inc.	27,100	1,148,498
OGE Energy Corp.	23,363	799,015
PG&E Corp. *	234,267	3,818,552
Pinnacle West Capital Corp.	13,243	982,366
PPL Corp.	86,580	2,127,271
Public Service Enterprise Group, Inc.	58,342	3,596,784
UGI Corp.	24,534	510,307
Vistra Corp.	43,255	1,415,304
WEC Energy Group, Inc.	37,019	3,012,976
Xcel Energy, Inc.	64,642	3,831,331
		60,022,589
Total Common Stocks (Cost $1,026,813,129)		1,057,277,006

See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
INVESTMENT COMPANIES 0.1% OF NET ASSETS

Equity Funds 0.1%
iShares Russell Mid-Cap ETF	24,300	1,598,697
Total Investment Companies (Cost $1,665,135)		1,598,697

SHORT-TERM INVESTMENTS 0.8% OF NET ASSETS

Money Market Funds 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (c)	5,782,306	5,782,306
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (c)(d)	2,193,735	2,193,735
		7,976,041
Total Short-Term Investments (Cost $7,976,041)		7,976,041
Total Investments in Securities (Cost $1,036,454,305)		1,066,851,744

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 400 Mid-Cap Index, e-mini, expires 12/15/23	16	3,800,160	19,894

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $2,161,996.
(b)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

ADR —	American Depositary Receipt
ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$1,056,218,736	$—	$—	$1,056,218,736
Telecommunication Services	1,057,178	—	1,092	1,058,270
Investment Companies[1]	1,598,697	—	—	1,598,697
Short-Term Investments[1]	7,976,041	—	—	7,976,041
Futures Contracts[2]	19,894	—	—	19,894
Total	$1,066,870,546	$—	$1,092	$1,066,871,638

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $1,036,454,305) including securities on loan of $2,161,996		$1,066,851,744
Deposit with broker for futures contracts		331,200
Receivables:
Fund shares sold		917,163
Dividends		525,204
Variation margin on future contracts		49,937
Interest		20,596
Income from securities on loan	+	9,152
Total assets		1,068,704,996

Liabilities
Collateral held for securities on loan		2,193,735
Payables:
Investments bought		3,470,445
Fund shares redeemed		170,652
Investment adviser fees	+	35,698
Total liabilities		5,870,530
Net assets		$1,062,834,466

Net Assets by Source
Capital received from investors		$1,065,544,108
Total distributable loss	+	(2,709,642)
Net assets		$1,062,834,466

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,062,834,466		21,036,444		$50.52

See financial notes
Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $7,318)		$17,227,811
Securities on loan, net	+	375,314
Total investment income		17,603,125

Expenses
Investment adviser fees		415,161
Total expenses	–	415,161
Net investment income		17,187,964

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(20,239,104)
Net realized gains on sales of in-kind redemptions - unaffiliated		23,895,133
Net realized losses on futures contracts	+	(571,125)
Net realized gains		3,084,904
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(41,745,492)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(185,860)
Net change in unrealized appreciation (depreciation)	+	(41,931,352)
Net realized and unrealized losses		(38,846,448)
Decrease in net assets resulting from operations		($21,658,484 )
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab U.S. Mid-Cap Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$17,187,964	$12,651,355
Net realized gains (losses)		3,084,904	(12,154)
Net change in unrealized appreciation (depreciation)	+	(41,931,352)	(182,662,427)
Decrease in net assets from operations		($21,658,484 )	($170,023,226 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($14,308,048 )	($26,457,808 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,273,631	$391,888,488	6,524,271	$369,067,984
Shares reinvested		225,612	11,761,152	355,335	21,909,932
Shares redeemed	+	(3,886,346)	(208,151,675)	(3,277,725)	(181,890,798)
Net transactions in fund shares		3,612,897	$195,497,965	3,601,881	$209,087,118

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		17,423,547	$903,303,033	13,821,666	$890,696,949
Total increase	+	3,612,897	159,531,433	3,601,881	12,606,084
End of period		21,036,444	$1,062,834,466	17,423,547	$903,303,033
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	11/1/22– 10/31/23	11/1/21– 10/31/22	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19
Per-Share Data
Net asset value at beginning of period	$18.17	$24.45	$18.56	$20.48	$19.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.63	0.65	0.64	0.47	0.64
Net realized and unrealized gains (losses)	2.13	(6.14)	5.66	(1.75)	1.39
Total from investment operations	2.76	(5.49)	6.30	(1.28)	2.03
Less distributions:
Distributions from net investment income	(0.54)	(0.79)	(0.41)	(0.64)	(0.55)
Net asset value at end of period	$20.39	$18.17	$24.45	$18.56	$20.48
Total return	15.30%	(23.12%)	34.24%	(6.56%)	11.27%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06%	0.06%[2]	0.06%	0.06%	0.06%
Net investment income (loss)	2.99%	3.12%	2.76%	2.47%	3.32%
Portfolio turnover rate	13%	5%	3%	7%	5%
Net assets, end of period (x 1,000,000)	$7,952	$7,127	$8,781	$5,937	$5,443

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 98.6% OF NET ASSETS

Australia 7.1%
Ampol Ltd.	132,449	2,685,768
ANZ Group Holdings Ltd.	1,664,108	26,241,279
APA Group	711,358	3,728,896
Aristocrat Leisure Ltd.	326,234	8,018,860
ASX Ltd.	106,793	3,815,452
Aurizon Holdings Ltd.	1,016,278	2,213,569
BHP Group Ltd.	2,804,139	79,378,081
BlueScope Steel Ltd.	249,789	2,994,335
Brambles Ltd.	768,945	6,417,423
Cochlear Ltd.	36,452	5,587,148
Coles Group Ltd.	739,642	7,178,731
Commonwealth Bank of Australia	927,853	57,077,664
Computershare Ltd.	318,031	5,019,147
CSL Ltd.	267,021	39,463,597
Dexus	594,607	2,455,838
Endeavour Group Ltd.	785,098	2,466,341
Fortescue Metals Group Ltd.	936,091	13,316,657
Goodman Group	939,871	12,436,275
GPT Group	1,092,997	2,522,450
IDP Education Ltd.	135,290	1,869,216
IGO Ltd.	368,999	2,234,425
Insurance Australia Group Ltd.	1,354,155	4,885,163
James Hardie Industries PLC *	242,624	6,053,326
Lendlease Corp. Ltd.	382,560	1,515,125
Lottery Corp. Ltd.	1,224,049	3,533,300
Macquarie Group Ltd.	203,633	20,931,414
Medibank Pvt Ltd.	1,489,889	3,251,352
Mineral Resources Ltd.	96,450	3,554,879
Mirvac Group	2,172,766	2,520,959
National Australia Bank Ltd.	1,738,639	31,146,403
Northern Star Resources Ltd.	640,005	4,686,617
Orica Ltd.	250,452	2,340,203
Origin Energy Ltd.	952,877	5,527,499
Pilbara Minerals Ltd.	1,494,332	3,510,179
Qantas Airways Ltd. *	455,512	1,427,075
QBE Insurance Group Ltd.	826,012	8,190,822
Ramsay Health Care Ltd.	102,097	3,161,340
REA Group Ltd.	29,385	2,697,680
Reece Ltd.	131,932	1,471,004
Rio Tinto Ltd.	206,154	15,399,306
Santos Ltd.	1,800,181	8,783,905
Scentre Group	2,828,711	4,382,214
SEEK Ltd.	198,291	2,615,989
Sonic Healthcare Ltd.	246,701	4,517,356
South32 Ltd.	2,531,447	5,415,732
Stockland	1,336,324	3,016,004
Suncorp Group Ltd.	701,728	5,972,855
Telstra Group Ltd.	2,247,410	5,449,694
Transurban Group	1,705,161	12,837,284
Treasury Wine Estates Ltd. (a)	389,551	2,959,285
Vicinity Ltd.	2,160,138	2,339,712
Washington H Soul Pattinson & Co. Ltd.	126,623	2,697,558
Wesfarmers Ltd.	627,670	20,194,539
SECURITY	NUMBER OF SHARES	VALUE ($)
Westpac Banking Corp.	1,943,294	25,518,890
WiseTech Global Ltd.	91,970	3,424,159
Woodside Energy Group Ltd.	1,051,003	22,890,627
Woolworths Group Ltd.	674,382	15,095,884
Xero Ltd. *	79,724	5,450,508
		566,486,993

Austria 0.2%
Erste Group Bank AG	190,289	6,814,110
OMV AG	81,452	3,572,339
Verbund AG	37,628	3,269,374
voestalpine AG	64,179	1,602,614
		15,258,437

Belgium 1.0%
Ageas SA	88,598	3,403,300
Anheuser-Busch InBev SA	481,458	27,394,023
Argenx SE *	30,977	14,571,012
D'ieteren Group	11,407	1,694,405
Elia Group SA	16,766	1,592,033
Groupe Bruxelles Lambert NV	53,192	3,890,492
KBC Group NV	138,706	7,633,663
Lotus Bakeries NV	215	1,592,441
Sofina SA	8,336	1,583,625
Solvay SA	40,976	4,331,802
UCB SA	70,071	5,124,993
Umicore SA	114,477	2,723,732
Warehouses De Pauw CVA	92,407	2,286,381
		77,821,902

Denmark 3.4%
AP Moller - Maersk AS, Class A	1,699	2,774,061
AP Moller - Maersk AS, Class B	2,663	4,437,173
Carlsberg AS, Class B	54,635	6,511,023
Chr Hansen Holding AS	58,358	3,982,332
Coloplast AS, Class B	75,942	7,919,558
Danske Bank AS	381,488	8,949,219
Demant AS *	53,826	2,053,975
DSV AS	102,932	15,382,250
Genmab AS *	36,588	10,342,800
Novo Nordisk AS, Class B	1,806,142	174,249,730
Novozymes AS, Class B	113,155	5,085,519
Orsted AS	104,926	5,069,931
Pandora AS	46,798	5,307,853
ROCKWOOL AS, B Shares	4,990	1,110,388
Tryg AS	193,960	3,787,565
Vestas Wind Systems AS *	559,685	12,131,041
		269,094,418

Finland 0.8%
Elisa OYJ	77,986	3,307,282
Fortum OYJ	248,622	2,951,996
Kesko OYJ, B Shares	148,607	2,513,166
Kone OYJ, B Shares	188,348	8,156,102
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Metso OYJ	374,219	3,297,030
Neste OYJ	234,813	7,891,577
Nokia OYJ	2,970,710	9,894,486
Orion OYJ, B Shares	59,753	2,377,304
Sampo OYJ, A Shares	254,628	10,014,216
Stora Enso OYJ, R Shares	321,685	3,866,137
UPM-Kymmene OYJ	294,260	9,909,475
Wartsila OYJ Abp	262,967	3,138,115
		67,316,886

France 11.9%
Accor SA	102,175	3,259,648
Aeroports de Paris SA	15,894	1,784,876
Air Liquide SA	289,485	49,603,881
Airbus SE	328,082	43,987,970
Alstom SA	155,105	2,100,503
Amundi SA	34,423	1,798,234
ArcelorMittal SA	283,083	6,263,847
Arkema SA	33,223	3,113,087
AXA SA	1,015,361	30,085,578
BioMerieux	23,071	2,215,102
BNP Paribas SA	580,883	33,403,099
Bollore SE	410,407	2,240,431
Bouygues SA	105,287	3,703,892
Bureau Veritas SA	163,196	3,717,242
Capgemini SE	91,222	16,121,556
Carrefour SA	331,913	5,818,920
Cie de Saint-Gobain SA	255,867	13,927,905
Cie Generale des Etablissements Michelin SCA	375,767	11,163,456
Covivio SA	25,895	1,109,714
Credit Agricole SA	670,030	8,090,540
Danone SA	356,317	21,197,462
Dassault Aviation SA	11,433	2,272,757
Dassault Systemes SE	370,861	15,277,016
Edenred SE	138,137	7,353,235
Eiffage SA	40,776	3,700,445
Engie SA	1,010,849	16,077,436
EssilorLuxottica SA	163,451	29,598,269
Eurazeo SE	23,826	1,343,230
Eurofins Scientific SE	74,335	3,771,443
Euronext NV	46,272	3,226,943
Gecina SA	26,175	2,570,145
Getlink SE	198,033	3,197,973
Hermes International SCA	17,552	32,748,961
Ipsen SA	20,935	2,474,359
Kering SA	41,281	16,789,045
Klepierre SA	116,208	2,821,969
La Francaise des Jeux SAEM	57,938	1,868,902
Legrand SA	147,663	12,773,789
L'Oreal SA	133,521	56,122,942
LVMH Moet Hennessy Louis Vuitton SE	152,897	109,463,601
Orange SA	1,031,181	12,128,794
Pernod Ricard SA	113,403	20,137,689
Publicis Groupe SA	126,788	9,654,057
Remy Cointreau SA	12,394	1,408,215
Renault SA	106,554	3,738,364
Safran SA	189,144	29,547,974
Sanofi SA	628,784	57,097,508
Sartorius Stedim Biotech	15,278	2,860,391
Schneider Electric SE	301,231	46,346,588
SEB SA	13,670	1,351,776
Societe Generale SA	403,326	9,063,450
Sodexo SA	49,028	5,188,564
STMicroelectronics NV	378,068	14,411,987
Teleperformance SE	32,822	3,775,897
SECURITY	NUMBER OF SHARES	VALUE ($)
Thales SA	58,120	8,577,208
TotalEnergies SE	1,243,748	83,153,873
Unibail-Rodamco-Westfield *	64,798	3,210,688
Valeo SE	113,893	1,504,878
Veolia Environnement SA	376,854	10,325,949
Vinci SA	293,835	32,490,634
Vivendi SE	366,575	3,287,261
Wendel SE	15,141	1,134,174
Worldline SA *	133,552	1,698,237
		950,253,559

Germany 7.8%
adidas AG	89,733	15,955,226
Allianz SE	223,037	52,244,742
BASF SE	494,546	22,851,560
Bayer AG	544,239	23,515,782
Bayerische Motoren Werke AG	165,297	15,373,334
Bechtle AG	45,534	2,035,042
Beiersdorf AG	55,642	7,318,035
Brenntag SE	81,467	6,058,016
Carl Zeiss Meditec AG, Bearer Shares	22,012	1,911,357
Commerzbank AG	589,237	6,355,248
Continental AG	60,950	3,979,362
Covestro AG *	106,920	5,416,799
Daimler Truck Holding AG	273,181	8,583,408
Delivery Hero SE *	94,905	2,425,402
Deutsche Bank AG	1,073,196	11,810,041
Deutsche Boerse AG	105,145	17,306,500
Deutsche Lufthansa AG *	325,424	2,281,863
Deutsche Post AG	548,551	21,417,347
Deutsche Telekom AG	1,794,276	38,942,364
E.ON SE	1,240,073	14,754,540
Evonik Industries AG	115,709	2,129,610
Fresenius Medical Care AG & Co. KGaA	113,215	3,761,700
Fresenius SE & Co. KGaA	234,428	6,030,255
GEA Group AG	83,193	2,845,235
Hannover Rueck SE	33,318	7,357,059
Heidelberg Materials AG	78,526	5,700,464
HelloFresh SE *	83,695	1,830,677
Henkel AG & Co. KGaA	57,267	3,619,296
Infineon Technologies AG	722,605	21,107,442
Knorr-Bremse AG	41,353	2,309,751
LEG Immobilien SE *	40,762	2,548,099
Mercedes-Benz Group AG	443,766	26,108,640
Merck KGaA	71,624	10,817,974
MTU Aero Engines AG	29,840	5,608,627
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	75,441	30,275,074
Nemetschek SE	32,032	2,393,538
Puma SE	57,914	3,281,878
QIAGEN NV *	126,423	4,711,545
Rational AG	2,762	1,575,110
Rheinmetall AG	24,109	6,921,535
RWE AG	350,056	13,395,034
SAP SE	577,672	77,484,490
Scout24 SE	42,169	2,594,240
Siemens AG	420,602	55,813,401
Siemens Energy AG *	287,879	2,559,511
Siemens Healthineers AG	156,161	7,682,615
Symrise AG, Class A	73,439	7,504,678
Talanx AG	36,070	2,273,104
Telefonica Deutschland Holding AG	516,776	878,558
Volkswagen AG	17,448	2,016,987
Vonovia SE	406,315	9,354,217
Wacker Chemie AG	10,026	1,230,422
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Zalando SE *	123,103	2,879,438
		617,136,172

Hong Kong 2.3%
AIA Group Ltd.	6,393,800	55,522,498
BOC Hong Kong Holdings Ltd.	2,050,090	5,421,544
Budweiser Brewing Co. APAC Ltd.	936,400	1,779,484
CK Asset Holdings Ltd.	1,091,711	5,456,725
CK Hutchison Holdings Ltd.	1,486,525	7,525,211
CK Infrastructure Holdings Ltd.	347,500	1,610,676
CLP Holdings Ltd.	910,926	6,666,869
ESR Group Ltd.	1,209,134	1,553,611
Futu Holdings Ltd., ADR *	30,527	1,692,722
Galaxy Entertainment Group Ltd.	1,211,000	6,807,592
Hang Lung Properties Ltd.	1,004,000	1,319,715
Hang Seng Bank Ltd.	425,040	4,859,519
Henderson Land Development Co. Ltd.	805,735	2,108,172
HKT Trust & HKT Ltd.	2,116,000	2,191,720
Hong Kong & China Gas Co. Ltd.	6,201,696	4,317,055
Hong Kong Exchanges & Clearing Ltd.	666,865	23,328,700
Hongkong Land Holdings Ltd.	599,401	1,901,133
Jardine Matheson Holdings Ltd.	88,717	3,594,911
Link REIT	1,402,840	6,437,828
MTR Corp. Ltd.	877,860	3,281,602
New World Development Co. Ltd.	828,778	1,521,071
Power Assets Holdings Ltd.	770,438	3,683,329
Sands China Ltd. *	1,336,000	3,596,578
Sino Land Co. Ltd.	2,048,425	2,044,999
SITC International Holdings Co. Ltd.	716,000	1,102,930
Sun Hung Kai Properties Ltd.	801,604	8,231,431
Swire Pacific Ltd., A Shares	216,590	1,383,542
Swire Properties Ltd.	628,400	1,216,712
Techtronic Industries Co. Ltd.	762,500	6,961,263
WH Group Ltd.	4,780,289	2,854,946
Wharf Real Estate Investment Co. Ltd.	927,188	3,243,340
Xinyi Glass Holdings Ltd.	901,700	1,036,071
		184,253,499

Ireland 0.5%
AIB Group PLC	775,572	3,367,163
Bank of Ireland Group PLC	575,786	5,160,031
Flutter Entertainment PLC *	97,393	15,296,273
Kerry Group PLC, Class A	86,535	6,684,294
Kingspan Group PLC	84,698	5,700,078
Smurfit Kappa Group PLC	141,364	4,607,892
		40,815,731

Israel 0.6%
Azrieli Group Ltd.	23,908	1,029,411
Bank Hapoalim BM	705,600	5,047,118
Bank Leumi Le-Israel BM	852,772	5,492,633
Check Point Software Technologies Ltd. *	51,728	6,944,484
CyberArk Software Ltd. *	22,687	3,712,501
Elbit Systems Ltd.	14,715	2,737,009
Global-e Online Ltd. *	50,422	1,770,316
ICL Group Ltd.	422,222	2,053,635
Israel Discount Bank Ltd., A Shares	681,424	2,995,086
Mizrahi Tefahot Bank Ltd.	84,407	2,612,532
Monday.com Ltd. *	12,092	1,571,839
Nice Ltd. *	35,074	5,376,694
Teva Pharmaceutical Industries Ltd., ADR *	620,981	5,328,017
SECURITY	NUMBER OF SHARES	VALUE ($)
Wix.com Ltd. *	29,969	2,394,523
		49,065,798

Italy 2.7%
Amplifon SpA	66,880	1,890,259
Assicurazioni Generali SpA	562,486	11,173,021
CNH Industrial NV	568,382	6,298,796
Davide Campari-Milano NV	288,043	3,183,959
DiaSorin SpA	11,975	1,073,228
Enel SpA	4,509,857	28,626,681
Eni SpA	1,307,700	21,377,842
Ferrari NV	69,820	21,134,786
FinecoBank Banca Fineco SpA	338,068	3,988,067
Infrastrutture Wireless Italiane SpA	183,185	2,005,845
Intesa Sanpaolo SpA	8,610,754	22,437,825
Mediobanca Banca di Credito Finanziario SpA (b)	312,469	3,732,581
Moncler SpA	115,369	5,991,940
Nexi SpA *	326,368	1,896,462
Poste Italiane SpA	290,297	2,874,009
Prysmian SpA	145,137	5,434,946
Recordati Industria Chimica e Farmaceutica SpA	57,161	2,643,946
Snam SpA	1,122,315	5,146,422
Stellantis NV	1,224,048	22,868,085
Telecom Italia SpA *	5,362,285	1,386,487
Tenaris SA	262,174	4,153,197
Terna - Rete Elettrica Nazionale	790,091	6,049,753
UniCredit SpA	1,020,585	25,585,670
		210,953,807

Japan 22.8%
Advantest Corp.	423,992	10,921,448
Aeon Co. Ltd.	361,500	7,605,822
AGC, Inc.	105,793	3,598,980
Aisin Corp.	81,100	2,825,106
Ajinomoto Co., Inc.	249,200	9,101,449
ANA Holdings, Inc. *	85,300	1,674,597
Asahi Group Holdings Ltd.	266,600	9,643,026
Asahi Intecc Co. Ltd.	121,400	2,039,838
Asahi Kasei Corp.	683,000	4,198,935
Astellas Pharma, Inc.	1,000,750	12,659,357
Azbil Corp.	63,100	1,864,520
Bandai Namco Holdings, Inc.	332,000	6,878,542
BayCurrent Consulting, Inc.	73,200	1,837,814
Bridgestone Corp.	315,157	11,927,181
Brother Industries Ltd.	127,700	1,992,152
Canon, Inc.	551,495	13,037,714
Capcom Co. Ltd.	95,900	3,086,956
Central Japan Railway Co.	398,100	8,960,592
Chiba Bank Ltd.	293,000	2,182,422
Chubu Electric Power Co., Inc.	357,300	4,317,665
Chugai Pharmaceutical Co. Ltd.	371,700	11,023,345
Concordia Financial Group Ltd.	586,700	2,726,042
CyberAgent, Inc.	233,200	1,224,171
Dai Nippon Printing Co. Ltd.	121,048	3,157,811
Daifuku Co. Ltd.	167,890	2,774,028
Dai-ichi Life Holdings, Inc.	520,300	10,991,345
Daiichi Sankyo Co. Ltd.	1,023,700	26,395,277
Daikin Industries Ltd.	145,900	21,035,699
Daito Trust Construction Co. Ltd.	34,200	3,668,510
Daiwa House Industry Co. Ltd.	326,500	8,980,596
Daiwa House REIT Investment Corp.	1,223	2,164,401
Daiwa Securities Group, Inc.	736,600	4,247,582
Denso Corp.	958,900	14,159,436
Dentsu Group, Inc.	112,000	3,253,149
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Disco Corp.	50,900	8,988,890
East Japan Railway Co.	166,660	8,655,868
Eisai Co. Ltd.	139,600	7,395,774
ENEOS Holdings, Inc.	1,590,700	5,894,206
FANUC Corp.	527,200	13,083,204
Fast Retailing Co. Ltd.	96,800	21,431,172
Fuji Electric Co. Ltd.	70,200	2,672,838
FUJIFILM Holdings Corp.	206,511	11,295,689
Fujitsu Ltd.	97,300	12,604,968
GLP J-Reit *	2,633	2,358,265
GMO Payment Gateway, Inc.	23,400	934,578
Hakuhodo DY Holdings, Inc.	121,600	986,808
Hamamatsu Photonics KK	79,700	2,960,298
Hankyu Hanshin Holdings, Inc.	126,200	3,970,705
Hikari Tsushin, Inc.	10,993	1,585,991
Hirose Electric Co. Ltd.	16,664	1,888,015
Hitachi Construction Machinery Co. Ltd.	64,953	1,678,108
Hitachi Ltd.	519,215	32,911,262
Honda Motor Co. Ltd.	2,555,217	26,187,836
Hoshizaki Corp.	60,400	1,950,596
Hoya Corp.	196,007	18,869,318
Hulic Co. Ltd.	216,600	1,985,816
Ibiden Co. Ltd.	61,600	2,626,406
Idemitsu Kosan Co. Ltd.	112,103	2,545,309
Iida Group Holdings Co. Ltd.	92,100	1,430,054
Inpex Corp.	537,400	7,798,138
Isuzu Motors Ltd.	332,700	3,709,821
ITOCHU Corp.	657,700	23,691,028
Japan Airlines Co. Ltd.	85,600	1,573,651
Japan Exchange Group, Inc.	277,700	5,491,460
Japan Metropolitan Fund Invest	3,872	2,498,783
Japan Post Bank Co. Ltd.	799,600	7,411,653
Japan Post Holdings Co. Ltd.	1,243,500	11,006,471
Japan Post Insurance Co. Ltd.	109,600	2,110,466
Japan Real Estate Investment Corp.	671	2,492,310
Japan Tobacco, Inc.	663,700	15,450,177
JFE Holdings, Inc.	270,500	3,768,839
JSR Corp.	97,500	2,609,680
Kajima Corp.	232,900	3,849,228
Kansai Electric Power Co., Inc.	390,200	4,996,055
Kao Corp.	257,619	9,398,944
Kawasaki Kisen Kaisha Ltd.	76,200	2,612,895
KDDI Corp.	827,200	24,745,460
Keio Corp.	56,600	1,679,574
Keisei Electric Railway Co. Ltd.	71,156	2,680,420
Kenedix Office Investment Corp.	2,292	2,390,529
Keyence Corp.	107,700	41,692,657
Kikkoman Corp.	74,977	4,265,798
Kintetsu Group Holdings Co. Ltd.	99,200	2,791,166
Kirin Holdings Co. Ltd.	427,900	6,013,414
Kobayashi Pharmaceutical Co. Ltd.	27,600	1,139,417
Kobe Bussan Co. Ltd.	88,400	2,187,728
Koei Tecmo Holdings Co. Ltd.	64,200	838,302
Koito Manufacturing Co. Ltd.	122,800	1,839,879
Komatsu Ltd.	511,709	11,757,223
Konami Group Corp.	55,500	2,875,016
Kose Corp.	18,100	1,199,143
Kubota Corp.	560,400	7,536,955
Kurita Water Industries Ltd.	56,647	1,721,130
Kyocera Corp.	177,300	8,739,366
Kyowa Kirin Co. Ltd.	149,200	2,340,095
Lasertec Corp.	41,700	6,888,013
Lixil Corp.	165,087	1,810,190
LY Corp.	1,519,700	3,874,454
M3, Inc.	244,000	3,757,890
Makita Corp.	123,200	3,184,330
Marubeni Corp.	799,100	11,684,262
SECURITY	NUMBER OF SHARES	VALUE ($)
MatsukiyoCocokara & Co.	189,800	3,329,430
Mazda Motor Corp.	314,200	3,037,054
McDonald's Holdings Co. Japan Ltd.	48,100	1,871,464
MEIJI Holdings Co. Ltd.	128,300	3,157,977
MINEBEA MITSUMI, Inc.	200,000	3,135,858
MISUMI Group, Inc.	154,500	2,338,923
Mitsubishi Chemical Group Corp.	703,300	3,979,697
Mitsubishi Corp.	636,400	29,666,134
Mitsubishi Electric Corp.	1,069,100	12,258,844
Mitsubishi Estate Co. Ltd.	621,302	7,952,864
Mitsubishi HC Capital, Inc.	444,838	2,932,474
Mitsubishi Heavy Industries Ltd.	177,400	9,136,926
Mitsubishi UFJ Financial Group, Inc.	6,319,109	53,011,935
Mitsui & Co. Ltd.	726,700	26,411,305
Mitsui Chemicals, Inc.	93,500	2,356,618
Mitsui Fudosan Co. Ltd.	491,977	10,663,531
Mitsui OSK Lines Ltd.	189,800	4,900,122
Mizuho Financial Group, Inc.	1,334,613	22,659,567
MonotaRO Co. Ltd.	152,000	1,214,782
MS&AD Insurance Group Holdings, Inc.	237,162	8,689,737
Murata Manufacturing Co. Ltd.	953,200	16,327,722
NEC Corp.	135,500	6,524,406
Nexon Co. Ltd.	188,500	3,458,834
NGK Insulators Ltd.	131,600	1,607,922
NIDEC Corp.	230,900	8,469,653
Nintendo Co. Ltd.	574,890	23,751,245
Nippon Building Fund, Inc.	831	3,338,903
NIPPON EXPRESS HOLDINGS, Inc.	41,400	2,127,769
Nippon Paint Holdings Co. Ltd.	540,700	3,635,183
Nippon Prologis REIT, Inc. *	1,269	2,258,027
Nippon Sanso Holdings Corp.	95,500	2,408,366
Nippon Steel Corp.	472,241	10,185,692
Nippon Telegraph & Telephone Corp.	16,527,575	19,449,233
Nippon Yusen KK	267,800	6,552,327
Nissan Chemical Corp.	68,766	2,804,633
Nissan Motor Co. Ltd.	1,282,896	4,936,559
Nissin Foods Holdings Co. Ltd.	34,000	2,958,293
Nitori Holdings Co. Ltd.	44,300	4,797,457
Nitto Denko Corp.	78,400	5,072,931
Nomura Holdings, Inc.	1,661,700	6,419,822
Nomura Real Estate Holdings, Inc.	61,500	1,436,399
Nomura Real Estate Master Fund, Inc. *	2,290	2,526,919
Nomura Research Institute Ltd.	213,100	5,593,860
NTT Data Group Corp.	348,200	4,293,273
Obayashi Corp.	358,000	3,066,558
Obic Co. Ltd.	38,500	5,690,927
Odakyu Electric Railway Co. Ltd.	183,900	2,618,060
Oji Holdings Corp.	488,600	2,089,683
Olympus Corp.	700,900	9,360,766
Omron Corp.	96,900	3,471,657
Ono Pharmaceutical Co. Ltd.	214,700	3,707,757
Open House Group Co. Ltd.	46,900	1,545,840
Oracle Corp.	21,200	1,503,921
Oriental Land Co. Ltd.	603,900	19,533,363
ORIX Corp.	647,700	11,779,290
Osaka Gas Co. Ltd.	206,900	3,901,673
Otsuka Corp.	63,000	2,525,960
Otsuka Holdings Co. Ltd.	216,100	7,270,888
Pan Pacific International Holdings Corp.	210,000	4,066,829
Panasonic Holdings Corp.	1,221,712	10,718,679
Persol Holdings Co. Ltd.	1,065,000	1,596,877
Rakuten Group, Inc.	825,420	3,053,162
Recruit Holdings Co. Ltd.	797,900	22,877,945
Renesas Electronics Corp. *	704,500	9,254,044
Resona Holdings, Inc.	1,183,985	6,326,409
Ricoh Co. Ltd.	300,800	2,438,016
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Rohm Co. Ltd.	193,400	3,098,646
SBI Holdings, Inc.	134,990	2,904,300
SCSK Corp.	85,600	1,461,214
Secom Co. Ltd.	116,000	8,056,757
Seiko Epson Corp.	164,900	2,289,335
Sekisui Chemical Co. Ltd.	219,300	3,003,724
Sekisui House Ltd.	328,469	6,432,325
Seven & i Holdings Co. Ltd.	416,603	15,263,792
SG Holdings Co. Ltd.	183,328	2,598,603
Sharp Corp. *	143,000	894,066
Shimadzu Corp.	136,000	3,215,895
Shimano, Inc.	42,600	6,130,398
Shimizu Corp.	304,100	2,164,123
Shin-Etsu Chemical Co. Ltd.	1,008,000	30,142,594
Shionogi & Co. Ltd.	144,400	6,723,929
Shiseido Co. Ltd.	221,300	7,018,633
Shizuoka Financial Group, Inc.	248,100	2,109,781
SMC Corp.	31,700	14,637,886
SoftBank Corp.	1,586,800	17,941,722
SoftBank Group Corp.	569,500	23,323,335
Sompo Holdings, Inc.	163,500	7,082,811
Sony Group Corp.	697,700	58,005,972
Square Enix Holdings Co. Ltd.	46,700	1,551,457
Subaru Corp.	339,800	5,882,037
SUMCO Corp.	191,300	2,472,007
Sumitomo Chemical Co. Ltd.	810,100	2,059,082
Sumitomo Corp.	578,300	11,368,024
Sumitomo Electric Industries Ltd.	394,000	4,136,302
Sumitomo Metal Mining Co. Ltd.	136,700	3,840,170
Sumitomo Mitsui Financial Group, Inc.	702,646	33,873,141
Sumitomo Mitsui Trust Holdings, Inc.	181,100	6,790,668
Sumitomo Realty & Development Co. Ltd.	158,000	3,964,841
Suntory Beverage & Food Ltd.	76,700	2,308,137
Suzuki Motor Corp.	203,500	7,898,243
Sysmex Corp.	93,000	4,454,961
T&D Holdings, Inc.	276,800	4,937,895
Taisei Corp.	93,700	3,177,620
Takeda Pharmaceutical Co. Ltd.	874,890	23,748,650
TDK Corp.	214,900	8,040,529
Terumo Corp.	372,800	10,199,130
TIS, Inc.	121,600	2,604,044
Tobu Railway Co. Ltd.	105,000	2,527,290
Toho Co. Ltd.	61,408	2,097,886
Tokio Marine Holdings, Inc.	997,597	22,318,458
Tokyo Electric Power Co. Holdings, Inc. *	844,990	3,575,777
Tokyo Electron Ltd.	261,000	34,487,928
Tokyo Gas Co. Ltd.	216,540	4,862,873
Tokyu Corp.	289,200	3,264,788
TOPPAN Holdings, Inc.	136,300	3,143,605
Toray Industries, Inc.	759,800	3,675,790
Toshiba Corp. *	50,417	1,532,709
Tosoh Corp.	145,100	1,776,636
TOTO Ltd.	72,500	1,748,091
Toyota Industries Corp.	81,000	6,003,291
Toyota Motor Corp.	5,868,915	102,669,268
Toyota Tsusho Corp.	117,469	6,253,614
Trend Micro, Inc.	73,100	2,754,745
Unicharm Corp.	223,200	7,584,086
USS Co. Ltd.	112,800	1,971,620
Welcia Holdings Co. Ltd.	49,900	827,133
West Japan Railway Co.	120,732	4,601,645
Yakult Honsha Co. Ltd.	147,600	3,478,183
Yamaha Corp.	74,900	2,000,573
Yamaha Motor Co. Ltd.	168,500	4,117,609
Yamato Holdings Co. Ltd.	146,300	2,436,775
Yaskawa Electric Corp.	132,700	4,343,686
SECURITY	NUMBER OF SHARES	VALUE ($)
Yokogawa Electric Corp.	129,400	2,349,285
Zensho Holdings Co. Ltd.	49,900	2,622,835
ZOZO, Inc.	76,600	1,456,529
		1,813,477,953

Netherlands 4.4%
ABN AMRO Bank NV, GDR	221,666	2,985,531
Adyen NV *	12,019	8,106,646
Aegon Ltd.	938,638	4,564,847
AerCap Holdings NV *	96,727	6,008,681
Akzo Nobel NV	94,444	6,335,746
ASM International NV	26,007	10,732,571
ASML Holding NV	223,116	134,119,592
ASR Nederland NV	88,696	3,309,999
BE Semiconductor Industries NV	42,774	4,418,541
Coca-Cola Europacific Partners PLC	113,820	6,659,608
DSM-Firmenich AG	102,958	9,333,741
EXOR NV	63,971	5,490,578
Heineken Holding NV	71,003	5,402,157
Heineken NV	159,680	14,346,204
IMCD NV	31,826	3,831,710
ING Groep NV	2,003,998	25,692,306
JDE Peet's NV	71,218	1,977,336
Koninklijke Ahold Delhaize NV	537,771	15,924,360
Koninklijke KPN NV	1,792,184	6,023,850
Koninklijke Philips NV	514,650	9,789,916
NN Group NV	139,480	4,473,456
OCI NV	58,728	1,368,408
Prosus NV *	845,876	23,655,422
Randstad NV	61,166	3,167,466
Universal Music Group NV	453,280	11,100,295
Wolters Kluwer NV	142,509	18,284,757
		347,103,724

New Zealand 0.2%
Auckland International Airport Ltd.	676,459	2,892,730
EBOS Group Ltd.	85,411	1,743,599
Fisher & Paykel Healthcare Corp. Ltd.	323,810	3,925,841
Mercury NZ Ltd.	385,432	1,324,860
Meridian Energy Ltd.	683,511	1,925,013
Spark New Zealand Ltd.	1,036,536	3,009,187
		14,821,230

Norway 0.7%
Adevinta ASA *	158,344	1,391,772
Aker BP ASA	175,932	5,070,643
DNB Bank ASA	513,117	9,257,579
Equinor ASA	498,640	16,716,006
Gjensidige Forsikring ASA	107,885	1,617,925
Kongsberg Gruppen ASA	47,698	1,948,448
Mowi ASA	244,357	3,970,717
Norsk Hydro ASA	736,735	4,201,383
Orkla ASA	419,507	2,891,449
Salmar ASA	40,289	1,910,298
Telenor ASA	382,260	3,907,612
Yara International ASA	91,735	3,001,747
		55,885,579

Portugal 0.2%
EDP - Energias de Portugal SA	1,746,865	7,341,195
EDP Renovaveis SA	174,499	2,807,156
Galp Energia SGPS SA	271,197	4,082,806
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Jeronimo Martins SGPS SA	157,896	3,640,272
		17,871,429

Singapore 1.4%
CapitaLand Ascendas REIT	2,035,995	3,868,480
CapitaLand Integrated Commercial Trust	3,011,110	3,869,937
CapitaLand Investment Ltd.	1,428,749	3,067,784
City Developments Ltd.	285,600	1,318,275
DBS Group Holdings Ltd.	1,001,393	24,056,780
Genting Singapore Ltd.	3,585,400	2,252,545
Grab Holdings Ltd., Class A *	1,036,760	3,182,853
Jardine Cycle & Carriage Ltd.	54,600	1,124,747
Keppel Corp. Ltd.	804,700	3,652,810
Keppel REIT	160,940	93,452
Mapletree Logistics Trust	1,890,128	2,029,711
Mapletree Pan Asia Commercial Trust	1,439,400	1,398,960
Oversea-Chinese Banking Corp. Ltd.	1,866,101	17,300,830
Sea Ltd., ADR *	201,924	8,420,231
Seatrium Ltd. *	23,813,225	1,950,279
Sembcorp Industries Ltd.	514,400	1,725,763
Singapore Airlines Ltd.	818,650	3,655,485
Singapore Exchange Ltd.	468,400	3,243,041
Singapore Technologies Engineering Ltd.	910,449	2,499,416
Singapore Telecommunications Ltd.	4,559,137	7,922,293
United Overseas Bank Ltd.	699,533	13,798,070
UOL Group Ltd.	242,672	1,045,148
Wilmar International Ltd.	1,066,034	2,771,458
		114,248,348

Spain 2.6%
Acciona SA	13,188	1,662,659
ACS Actividades de Construccion y Servicios SA	121,134	4,380,686
Aena SME SA	41,443	6,013,406
Amadeus IT Group SA	249,464	14,237,612
Banco Bilbao Vizcaya Argentaria SA	3,300,415	25,965,123
Banco Santander SA	8,958,980	32,950,531
CaixaBank SA	2,282,671	9,280,290
Cellnex Telecom SA	314,073	9,232,519
Corp. ACCIONA Energias Renovables SA	35,430	958,956
Enagas SA	137,799	2,305,196
Endesa SA	174,227	3,278,023
Ferrovial SE	280,972	8,456,145
Grifols SA *	163,200	1,831,317
Iberdrola SA	3,367,506	37,453,462
Industria de Diseno Textil SA	603,957	20,847,368
Naturgy Energy Group SA	71,565	2,024,908
Redeia Corp. SA	224,853	3,506,564
Repsol SA	706,542	10,345,292
Telefonica SA	2,869,477	11,083,746
		205,813,803

Sweden 3.0%
Alfa Laval AB	160,061	5,187,058
Assa Abloy AB, B Shares	554,291	11,814,754
Atlas Copco AB, A Shares	1,488,346	19,272,619
Atlas Copco AB, B Shares	863,395	9,698,726
Beijer Ref AB	208,232	1,979,524
Boliden AB	151,643	3,887,086
Epiroc AB, A Shares	360,905	5,945,807
Epiroc AB, B Shares	222,125	3,084,275
EQT AB	197,154	3,601,965
SECURITY	NUMBER OF SHARES	VALUE ($)
Essity AB, B Shares	338,601	7,720,730
Evolution AB	101,686	9,060,773
Fastighets AB Balder, B Shares *	354,296	1,505,333
Getinge AB, B Shares	123,687	2,226,754
H & M Hennes & Mauritz AB, B Shares (b)	358,794	4,820,278
Hexagon AB, B Shares	1,152,036	9,388,667
Holmen AB, B Shares	51,878	1,957,868
Husqvarna AB, B Shares	196,751	1,274,899
Industrivarden AB, A Shares	70,705	1,829,520
Industrivarden AB, C Shares	84,874	2,188,841
Indutrade AB	148,535	2,632,539
Investment AB Latour, B Shares	81,680	1,414,561
Investor AB, B Shares	959,684	17,617,013
L E Lundbergforetagen AB, B Shares	40,960	1,672,805
Lifco AB, B Shares	125,473	2,295,899
Nibe Industrier AB, B Shares	842,772	4,853,829
Nordea Bank Abp	1,785,903	18,809,516
Saab AB, B Shares	44,034	2,262,088
Sagax AB, B Shares	111,773	2,023,417
Sandvik AB	592,048	10,084,359
Securitas AB, B Shares	275,103	2,203,687
Skandinaviska Enskilda Banken AB, A Shares	879,765	9,817,748
Skanska AB, B Shares	191,665	2,877,643
SKF AB, B Shares	189,512	3,072,456
Svenska Cellulosa AB SCA, B Shares	334,834	4,594,409
Svenska Handelsbanken AB, A Shares	808,865	6,896,132
Swedbank AB, A Shares	470,275	7,723,472
Swedish Orphan Biovitrum AB *	102,781	2,114,432
Tele2 AB, B Shares	297,520	2,112,880
Telefonaktiebolaget LM Ericsson, B Shares	1,624,627	7,277,888
Telia Co. AB	1,317,913	2,793,903
Volvo AB, A Shares	107,265	2,150,587
Volvo AB, B Shares	839,157	16,628,055
Volvo Car AB, B Shares *	331,440	1,143,167
		241,517,962

Switzerland 9.8%
ABB Ltd.	884,687	29,723,456
Adecco Group AG	88,523	3,350,024
Alcon, Inc.	277,072	19,831,741
Bachem Holding AG	19,156	1,391,551
Baloise Holding AG	25,580	3,672,926
Banque Cantonale Vaudoise	16,863	1,906,097
Barry Callebaut AG	1,921	2,912,615
BKW AG	12,091	2,032,593
Chocoladefabriken Lindt & Spruengli AG	59	6,421,151
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	541	5,989,523
Cie Financiere Richemont SA, Class A	289,043	34,099,980
Clariant AG *	117,758	1,673,096
Dufry AG *	51,245	1,796,355
EMS-Chemie Holding AG	3,849	2,632,946
Geberit AG	18,445	8,588,243
Givaudan SA	5,109	17,005,411
Helvetia Holding AG	21,139	2,841,796
Holcim AG *	285,942	17,679,153
Julius Baer Group Ltd.	114,211	6,768,337
Kuehne & Nagel International AG	30,009	8,092,336
Logitech International SA	90,865	7,152,106
Lonza Group AG	41,259	14,449,063
Nestle SA	1,477,516	159,333,443
Novartis AG	1,134,166	106,180,119
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Partners Group Holding AG	12,571	13,310,974
Roche Holding AG	388,753	100,185,366
Roche Holding AG, Bearer Shares	17,847	4,863,505
Sandoz Group AG *	227,105	5,904,505
Schindler Holding AG	12,826	2,500,312
Schindler Holding AG, Participation Certificates	22,667	4,586,050
SGS SA	83,083	6,785,440
SIG Group AG *	169,287	3,732,217
Sika AG	80,981	19,379,513
Sonova Holding AG	28,871	6,842,809
Straumann Holding AG	62,301	7,362,986
Swatch Group AG	28,927	1,400,957
Swatch Group AG, Bearer Shares	15,721	4,024,198
Swiss Life Holding AG	16,329	10,487,800
Swiss Prime Site AG	42,597	3,959,302
Swiss Re AG	166,752	18,219,788
Swisscom AG	14,336	8,589,971
Temenos AG	36,069	2,598,612
UBS Group AG	1,820,372	42,772,240
VAT Group AG	14,974	5,310,072
Zurich Insurance Group AG	83,119	39,480,904
		777,821,582

United Kingdom 15.2%
3i Group PLC	537,729	12,678,345
abrdn PLC	1,058,952	2,021,640
Admiral Group PLC	117,465	3,490,206
Anglo American PLC	703,678	17,929,417
Antofagasta PLC	217,763	3,560,756
Ashtead Group PLC	242,657	13,916,970
Associated British Foods PLC	192,472	4,747,908
AstraZeneca PLC	857,745	107,392,769
Auto Trader Group PLC	517,432	3,913,984
Aviva PLC	1,515,547	7,340,653
BAE Systems PLC	1,684,984	22,656,906
Barclays PLC	8,610,835	13,820,785
Barratt Developments PLC	541,307	2,729,917
Berkeley Group Holdings PLC	57,236	2,813,527
BP PLC	9,601,537	58,627,107
British American Tobacco PLC	1,176,681	35,150,289
BT Group PLC	3,580,105	4,917,010
Bunzl PLC	186,773	6,663,346
Burberry Group PLC	209,478	4,317,352
Centrica PLC	3,081,066	5,898,073
Coca-Cola HBC AG *	122,420	3,178,226
Compass Group PLC	958,606	24,167,758
CRH PLC	422,624	22,680,888
Croda International PLC	77,544	4,132,795
DCC PLC	52,861	2,936,640
Diageo PLC	1,244,825	47,074,269
Endeavour Mining PLC	99,285	2,048,460
Entain PLC	355,088	4,031,063
Experian PLC	509,182	15,447,965
Glencore PLC	5,830,173	30,881,398
GSK PLC	2,265,766	40,391,269
Haleon PLC	3,065,653	12,287,398
Halma PLC	209,803	4,718,122
Hargreaves Lansdown PLC	203,101	1,749,197
Hikma Pharmaceuticals PLC	91,392	2,117,509
HSBC Holdings PLC	10,936,583	78,966,675
Imperial Brands PLC	478,377	10,191,421
Informa PLC	774,853	6,713,692
InterContinental Hotels Group PLC	93,199	6,604,315
Intertek Group PLC	87,912	4,094,378
J Sainsbury PLC	919,672	2,877,485
JD Sports Fashion PLC	1,407,828	2,188,939
SECURITY	NUMBER OF SHARES	VALUE ($)
Johnson Matthey PLC	102,778	1,868,420
Kingfisher PLC	1,063,645	2,716,034
Land Securities Group PLC	400,895	2,778,884
Legal & General Group PLC	3,316,426	8,544,779
Lloyds Banking Group PLC	35,652,492	17,352,023
London Stock Exchange Group PLC	235,044	23,714,771
M&G PLC	1,247,946	3,013,581
Melrose Industries PLC	748,938	4,264,283
Mondi PLC	266,197	4,305,870
National Grid PLC	2,035,286	24,266,651
NatWest Group PLC	3,219,803	7,005,699
Next PLC	66,815	5,601,929
NMC Health PLC *(a)	48,950	0
Ocado Group PLC *	317,888	1,804,051
Pearson PLC	358,203	4,146,459
Persimmon PLC	173,839	2,152,822
Phoenix Group Holdings PLC	408,826	2,258,309
Prudential PLC	1,525,112	15,947,151
Reckitt Benckiser Group PLC	396,976	26,560,443
RELX PLC	1,046,980	36,568,592
Rentokil Initial PLC	1,393,189	7,094,797
Rio Tinto PLC	622,240	39,699,194
Rolls-Royce Holdings PLC *	4,658,436	12,262,044
Sage Group PLC	564,456	6,668,375
Schroders PLC	450,998	2,030,868
Segro PLC	648,072	5,633,132
Severn Trent PLC	145,263	4,689,429
Shell PLC	3,709,206	119,535,932
Smith & Nephew PLC	486,414	5,443,517
Smiths Group PLC	193,875	3,802,980
Spirax-Sarco Engineering PLC	40,637	4,056,123
SSE PLC	603,456	11,992,816
St. James's Place PLC	305,834	2,384,215
Standard Chartered PLC	1,311,766	10,057,743
Taylor Wimpey PLC	1,954,959	2,640,451
Tesco PLC	3,961,331	12,999,336
Unilever PLC	1,391,414	65,898,230
United Utilities Group PLC	376,016	4,863,225
Vodafone Group PLC	12,742,066	11,729,550
Whitbread PLC	110,177	4,467,471
Wise PLC, Class A *	340,431	2,766,934
WPP PLC	596,924	5,140,243
		1,204,794,178
Total Common Stocks (Cost $6,328,980,208)		7,841,812,990

PREFERRED STOCKS 0.4% OF NET ASSETS

Germany 0.4%
Bayerische Motoren Werke AG	33,020	2,807,678
Dr Ing hc F Porsche AG	63,211	5,540,130
Henkel AG & Co. KGaA	94,047	6,784,089
Porsche Automobil Holding SE	84,253	3,771,004
Sartorius AG	14,563	3,650,067
Volkswagen AG	112,717	11,953,713
		34,506,681
Total Preferred Stocks (Cost $40,544,576)		34,506,681
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 0.1% OF NET ASSETS

Money Market Funds 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% (c)(d)	8,238,215	8,238,215
Total Short-Term Investments (Cost $8,238,215)		8,238,215
Total Investments in Securities (Cost $6,377,762,999)		7,884,557,886

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI EAFE Index, expires 12/15/23	787	77,680,835	(1,865,397)

*	Non-income producing security.
(a)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(b)	All or a portion of this security is on loan. Securities on loan were valued at $7,996,851.
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
REIT —	Real Estate Investment Trust
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$—	$4,232,265,047	$—	$4,232,265,047
Australia	—	563,527,708	2,959,285	566,486,993
Belgium	1,592,441	76,229,461	—	77,821,902
Finland	3,307,282	64,009,604	—	67,316,886
Hong Kong	1,692,722	182,560,777	—	184,253,499
Israel	21,721,680	27,344,118	—	49,065,798
Netherlands	38,301,047	308,802,677	—	347,103,724
New Zealand	8,143,431	6,677,799	—	14,821,230
Singapore	11,603,084	102,645,264	—	114,248,348
Spain	958,956	204,854,847	—	205,813,803
Switzerland	12,325,656	765,495,926	—	777,821,582
United Kingdom	4,689,429	1,200,104,749	0 *	1,204,794,178
Preferred Stocks[1]	—	34,506,681	—	34,506,681
Short-Term Investments[1]	8,238,215	—	—	8,238,215
Liabilities
Futures Contracts[2]	(1,865,397)	—	—	(1,865,397)
Total	$110,708,546	$7,769,024,658	$2,959,285	$7,882,692,489

*	Level 3 amount shown includes securities determined to have no value at October 31, 2023.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes
Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Statement of Assets and Liabilities

As of October 31, 2023
Assets
Investments in securities, at value - unaffiliated (cost $6,377,762,999) including securities on loan of $7,996,851		$7,884,557,886
Cash		20,268,718
Foreign currency, at value (cost $9,443,735)		9,399,778
Deposit with broker for futures contracts		7,618,964
Receivables:
Dividends		19,402,543
Foreign tax reclaims		19,356,174
Fund shares sold		3,120,118
Variation margin on future contracts		227,624
Income from securities on loan	+	26,208
Total assets		7,963,978,013

Liabilities
Collateral held for securities on loan		8,238,215
Payables:
Fund shares redeemed		2,763,384
Investment adviser fees		408,529
Investments bought	+	94,038
Total liabilities		11,504,166
Net assets		$7,952,473,847

Net Assets by Source
Capital received from investors		$7,199,771,663
Total distributable earnings	+	752,702,184
Net assets		$7,952,473,847

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$7,952,473,847		390,028,673		$20.39

See financial notes

Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Statement of Operations

For the period November 1, 2022 through October 31, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $29,240,437)		$257,710,989
Securities on loan, net	+	539,360
Total investment income		258,250,349

Expenses
Investment adviser fees		5,085,069
Professional fees	+	18,786 [1]
Total expenses		5,103,855
Expense reduction	–	18,786 [1]
Net expenses	–	5,085,069
Net investment income		253,165,280

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(328,192,042)
Net realized gains on futures contracts		5,115,692
Net realized losses on foreign currency transactions	+	(1,321,068)
Net realized losses		(324,397,418)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		1,142,894,980
Net change in unrealized appreciation (depreciation) on futures contracts		(2,348,898)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	1,991,758
Net change in unrealized appreciation (depreciation)	+	1,142,537,840
Net realized and unrealized gains		818,140,422
Increase in net assets resulting from operations		$1,071,305,702

[1]
Professional fees associated with the filing of foreign withholding tax claims in the European Union are deemed to be non-contingent and non-routine expenses of the fund
(see financial notes 2(d) and 4 for additional information).

See financial notes
Schwab Equity Index Funds | Annual Report

Schwab International Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/22-10/31/23		11/1/21-10/31/22
Net investment income		$253,165,280	$252,527,401
Net realized losses		(324,397,418)	(192,317,997)
Net change in unrealized appreciation (depreciation)	+	1,142,537,840	(2,185,003,271)
Increase (decrease) in net assets resulting from operations		$1,071,305,702	($2,124,793,867 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($210,690,877 )	($287,643,160 )

TRANSACTIONS IN FUND SHARES
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		103,868,172	$2,222,077,962	98,990,068	$2,090,708,813
Shares reinvested		7,715,248	151,373,159	8,669,015	198,780,492
Shares redeemed	+	(113,838,437)	(2,408,660,480)	(74,590,851)	(1,531,205,969)
Net transactions in fund shares		(2,255,017)	($35,209,359 )	33,068,232	$758,283,336

SHARES OUTSTANDING AND NET ASSETS
	11/1/22-10/31/23			11/1/21-10/31/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		392,283,690	$7,127,068,381	359,215,458	$8,781,222,072
Total increase (decrease)	+	(2,255,017)	825,405,466	33,068,232	(1,654,153,691)
End of period		390,028,673	$7,952,473,847	392,283,690	$7,127,068,381
See financial notes

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust, except Schwab 1000 Index Fund, which is a series of Schwab Investments. Both Schwab Capital Trust and Schwab Investments (the trusts) are no-load, open-end management investment companies. Each trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trusts as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST
Schwab S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund	Schwab Target 2050 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2055 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2060 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2065 Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab International Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Fundamental Global Real Estate Index Fund
Schwab International Opportunities Fund	Schwab Target 2010 Index Fund
Schwab Balanced Fund	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Health Care Fund	Schwab Target 2040 Index Fund
Schwab International Core Equity Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab Target 2065 Index Fund
Schwab Target 2030 Fund	Schwab Monthly Income Fund – Target Payout
Schwab Target 2035 Fund	Schwab Monthly Income Fund – Flexible Payout
Schwab Target 2040 Fund	Schwab Monthly Income Fund – Income Payout

SCHWAB INVESTMENTS
Schwab 1000 Index Fund	Schwab Tax-Free Bond Fund
Schwab Treasury Inflation Protected Securities Index Fund	Schwab California Tax-Free Bond Fund
Schwab U.S. Aggregate Bond Index Fund	Schwab Opportunistic Municipal Bond Fund
Schwab Short-Term Bond Index Fund	Schwab Global Real Estate Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The funds may invest in certain mutual funds and exchange-traded funds (ETFs), which are referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated authority to a Valuation Designee, the funds’ investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the funds’ portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
• Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
• Foreign equity security fair valuation: The Valuation Designee has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the valuation of a fund’s holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the Valuation Designee seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of a fund’s shares and seeks to help ensure that the prices at which a fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark.
• Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
• Mutual funds: Mutual funds are valued at their respective NAVs.
• Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value a fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.

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Financial Notes (continued)

2. Significant Accounting Policies (continued):
The three levels of the fair value hierarchy are as follows:
• Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, ETFs and futures contracts. Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held which could be Level 1, Level 2, or Level 3 in the fair value hierarchy.
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the valuation of a fund’s holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of foreign markets. The Valuation Designee has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
• Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore a fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2023 are disclosed in each fund’s Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Securities Lending: Under the trusts’ Securities Lending Program, a fund (lender), may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the
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Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by the investment adviser or any of its affiliates.
As of October 31, 2023, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund and Schwab International Index Fund had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2023, if any, are disclosed in each fund’s Portfolio Holdings and Statement of Assets and Liabilities.
Cash Investments: The funds may invest a portion of their assets in cash. Cash includes cash bank balances in an interest-bearing demand deposit account with maturity on demand by the funds.
Passive Foreign Investment Companies: Certain funds may own shares in certain foreign corporations that meet the Internal Revenue Code, as amended, definition of a Passive Foreign Investment Company (PFIC). The funds may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
Central Securities Depositories Regulation: The Central Securities Depositories Regulation (CSDR) introduced measures for the authorization and supervision of European Union Central Security Depositories and created a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and operational aspects of securities settlement, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures are aimed to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as further incentivizing timely settlement by imposing cash penalty fines and buy-ins. The Schwab International Index Fund may be subject to pay cash penalties and may also receive cash penalties with certain counterparties in instances where there are settlement fails. These cash penalties are included in net realized gains (losses) on sales of securities in the Schwab International Index Fund’s Statement of Operations, if any.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in each fund’s Statement of Operations, if any. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments, if any.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the date the ex-dividend date is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

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Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
The Schwab International Index Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. The professional fees related to European Union foreign withholding tax claims are non-contingent and non-routine fees which are subject to repayment to the investment adviser (see financial note 4 for additional information).
For U.S. income tax purposes, European Union reclaims received reduce the amounts of foreign taxes that the fund passes through to its shareholders. If European Union reclaims received exceed foreign withholding taxes paid, the Schwab International Index Fund will evaluate the requirements for entering into a closing agreement with the Internal Revenue Service (IRS) to address any prior years’ U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by fund shareholders on their tax returns in prior years. During the period ended October 31, 2023, the Schwab International Index Fund did not incur any compliance fees.
(e) Expenses:
Pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Advisory Agreement) between the investment adviser and each trust, the investment adviser pays the operating expenses of each fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund. Acquired fund fees and expenses are indirect expenses incurred by a fund through its investments in underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in each fund’s Statement of Operations. Foreign taxes accrued as of October 31, 2023, if any, are reflected in each fund’s Statement of Assets and Liabilities.
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Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) Regulatory Update:
Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectuses, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The funds are index funds. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, a fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in an index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for a fund.
Tracking Error Risk. As index funds, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Sampling Index Tracking Risk. To the extent a fund uses sampling techniques, a fund will not fully replicate its index and may hold securities not included in the index. As a result, a fund will be subject to the risk that the investment adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Concentration Risk. To the extent that a fund’s or its respective index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.

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Schwab Equity Index Funds
Financial Notes (continued)

3. Risk Factors (continued):
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Value Investing Risk. Certain funds emphasize a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include American Depositary Receipts, Global Depositary Receipts (GDRs) and European Depositary Receipts, which may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Derivatives Risk. A fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase its volatility and cause the fund to lose more than the initial amount invested. A fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.
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Schwab Equity Index Funds
Financial Notes (continued)

 4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Advisory Agreement between the investment adviser and each trust.
For its advisory and administrative services to the funds, the investment adviser is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
SCHWAB S&P 500 INDEX FUND	SCHWAB 1000 INDEX FUND	SCHWAB SMALL-CAP INDEX FUND	SCHWAB TOTAL STOCK MARKET INDEX FUND	SCHWAB U.S. LARGE-CAP GROWTH INDEX FUND	SCHWAB U.S. LARGE-CAP VALUE INDEX FUND	SCHWAB U.S. MID-CAP INDEX FUND	SCHWAB INTERNATIONAL INDEX FUND
0.02%	0.05%	0.04%	0.03%	0.035%	0.035%	0.04%	0.06%
Investments from Affiliates
Certain funds in the Fund Complex may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of October 31, 2023, as applicable:
UNDERLYING FUNDS
	SCHWAB S&P 500 INDEX FUND	SCHWAB SMALL-CAP INDEX FUND	SCHWAB U.S. LARGE-CAP GROWTH INDEX FUND	SCHWAB U.S. MID-CAP INDEX FUND	SCHWAB INTERNATIONAL INDEX FUND
Schwab MarketTrack All Equity Portfolio	0.3%	1.5%	2.7%	— %	1.3%
Schwab MarketTrack Balanced Portfolio	0.2%	0.7%	1.2%	— %	0.5%
Schwab MarketTrack Conservative Portfolio	0.0%*	0.2%	0.3%	— %	0.1%
Schwab MarketTrack Growth Portfolio	0.3%	1.5%	2.0%	— %	1.0%
Schwab Target 2010 Fund	0.0%*	— %	— %	0.1%	— %
Schwab Target 2015 Fund	0.0%*	— %	— %	0.1%	— %
Schwab Target 2020 Fund	0.1%	— %	— %	0.4%	— %
Schwab Target 2025 Fund	0.1%	— %	— %	0.5%	— %
Schwab Target 2030 Fund	0.2%	— %	— %	1.1%	— %
Schwab Target 2035 Fund	0.1%	— %	— %	0.7%	— %
Schwab Target 2040 Fund	0.3%	— %	— %	1.5%	— %
Schwab Target 2045 Fund	0.1%	— %	— %	0.4%	— %
Schwab Target 2050 Fund	0.1%	— %	— %	0.4%	— %
Schwab Target 2055 Fund	0.0%*	— %	— %	0.3%	— %
Schwab Target 2060 Fund	0.0%*	— %	— %	0.1%	— %
Schwab Target 2065 Fund	0.0%*	— %	— %	0.0%*	— %

*	Less than 0.05%
Other Affiliated Transactions
The professional fees related to European Union foreign withholding tax claims discussed in financial note 2(d) are non-contingent and non-routine fees. The investment adviser agreed to pay these professional fees, on behalf of the Schwab International Index Fund, subject to reimbursement by the fund to the extent the fund is able to successfully recover taxes withheld in the future.
During the period ended October 31, 2023, the professional fees incurred by the Schwab International Index Fund and paid by the investment adviser were $18,786, as shown as Professional fees in the fund’s Statement of Operations.

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Schwab Equity Index Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
During the period ended October 31, 2023, the Schwab International Index Fund recovered previously withheld foreign taxes from Sweden. The payments received by Schwab International Index Fund amounted to $778,755 and is recorded as Dividends received from securities — unaffiliated in the Statement of Operations. The investment adviser paid upfront professional fees associated with recovering these foreign taxes in the amount of $19,449, which has been reimbursed to the investment adviser by the Schwab International Index Fund and is recorded as Dividends received from securities — unaffiliated in the fund’s Statement of Operations.
As of October 31, 2023, the balance of professional fees related to foreign withholding tax claims subject to future reimbursement by the Schwab International Index Fund to the investment adviser was $16,792.
No other amounts for additional foreign withholding tax claims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Transactions
The funds may engage in direct transactions with certain other funds in the Fund Complex in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers.  For the period ended October 31, 2023, each fund’s purchases and sales of securities with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	PURCHASE COST	SALE PROCEEDS	REALIZED GAINS (LOSSES)
Schwab S&P 500 Index Fund	$268,624,093	$214,405,462	($114,375,875 )
Schwab 1000 Index Fund	113,667,791	76,828,872	(23,703,753)
Schwab Small-Cap Index Fund	41,342,307	49,647,976	(1,732,753)
Schwab Total Stock Market Index Fund	87,341,053	63,339,657	(47,519,562)
Schwab U.S. Large-Cap Growth Index Fund	90,695,520	60,047,427	(3,723,577)
Schwab U.S. Large-Cap Value Index Fund	82,955,212	51,424,165	6,064,551
Schwab U.S. Mid-Cap Index Fund	54,528,501	17,604,201	(10,467,939)
Schwab International Index Fund	87,782,617	66,908,767	(20,621,068)

Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trusts were in compliance with these limitations throughout the report period. The funds did not pay any interested persons or non-interested persons (independent trustees). The independent trustees are paid by the investment adviser. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $1 billion line of credit (the Syndicated Credit Facility), which matured on September 28, 2023. On September 28, 2023, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 26, 2024. Under the terms of the Syndicated Credit Facility, in addition to the investment adviser paying the interest charged on any borrowings by a fund, the investment adviser paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

6. Borrowing from Banks (continued):
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 28, 2023. On September 28, 2023, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 26, 2024. Under the terms of the Uncommitted Credit Facility, the investment adviser pays interest on the amount a fund borrows. There were no borrowings by any of the funds from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is paid by the investment adviser. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
The funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The value and variation margin for futures contracts held at October 31, 2023, if any, are presented in each fund’s Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized gains (losses) and net change in unrealized appreciation (depreciation) on futures contracts are presented in each fund’s Statement of Operations, if any. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2023, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	NOTIONAL AMOUNTS	NUMBER OF CONTRACTS
Schwab S&P 500 Index Fund	$299,249,224	1,425
Schwab 1000 Index Fund	56,475,331	269
Schwab Small-Cap Index Fund	26,493,932	288
Schwab Total Stock Market Index Fund	78,813,355	448
Schwab U.S. Large-Cap Growth Index Fund	5,154,048	35
Schwab U.S. Large-Cap Value Index Fund	2,713,332	28
Schwab U.S. Mid-Cap Index Fund	4,798,538	19
Schwab International Index Fund	59,953,751	583

8. Purchases and Sales of Investment Securities:
For the period ended October 31, 2023, purchases and sales of securities (excluding in-kind transactions and short-term obligations) were as follows:
	PURCHASES OF SECURITIES	SALES OF SECURITIES
Schwab S&P 500 Index Fund	$5,316,530,968	$1,195,697,031
Schwab 1000 Index Fund	503,219,551	379,169,408
Schwab Small-Cap Index Fund	1,022,966,609	547,969,378
Schwab Total Stock Market Index Fund	1,168,617,235	400,135,798
Schwab U.S. Large-Cap Growth Index Fund	520,508,827	231,312,209
Schwab U.S. Large-Cap Value Index Fund	262,393,314	276,915,650
Schwab U.S. Mid-Cap Index Fund	331,512,303	80,224,291
Schwab International Index Fund	1,084,041,914	1,109,228,899

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

8. Purchases and Sales of Investment Securities (continued):
During the period ended October 31, 2023, the following funds had transactions in connection with in-kind transactions:
	IN-KIND PURCHASES OF SECURITIES	IN-KIND SALES OF SECURITIES
Schwab S&P 500 Index Fund	$—	$5,777,790
Schwab 1000 Index Fund	—	60,390,746
Schwab Small-Cap Index Fund	—	222,798,604
Schwab U.S. Large-Cap Growth Index Fund	—	28,855,362
Schwab U.S. Large-Cap Value Index Fund	—	24,955,411
Schwab U.S. Mid-Cap Index Fund	—	38,923,811
For the period ended October 31, 2023, where applicable, the funds realized net capital gains or losses resulting from in-kind redemptions. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds’ tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized gains or losses on sales of in-kind redemptions for the period ended October 31, 2023, are disclosed in the funds’ Statements of Operations, if any.

9. Federal Income Taxes:
As of October 31, 2023, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Schwab S&P 500 Index Fund	$34,317,849,317	$37,918,410,164	($2,429,571,581 )	$35,488,838,583
Schwab 1000 Index Fund	3,380,555,648	9,692,499,042	(277,237,934)	9,415,261,108
Schwab Small-Cap Index Fund	4,749,040,518	1,490,558,650	(1,300,639,217)	189,919,433
Schwab Total Stock Market Index Fund	10,152,227,373	8,399,998,560	(830,109,466)	7,569,889,094
Schwab U.S. Large-Cap Growth Index Fund	1,085,372,399	288,189,564	(23,347,832)	264,841,732
Schwab U.S. Large-Cap Value Index Fund	562,244,749	103,490,539	(73,498,458)	29,992,081
Schwab U.S. Mid-Cap Index Fund	1,071,650,951	157,645,382	(162,424,695)	(4,779,313)
Schwab International Index Fund	6,826,369,250	1,983,241,983	(926,918,744)	1,056,323,239

As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:
	UNDISTRIBUTED ORDINARY INCOME	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	NET OTHER UNREALIZED APPRECIATION (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS AND OTHER LOSSES	TOTAL
Schwab S&P 500 Index Fund	$880,812,319	$35,488,838,583	$—	($268,609,359 )	$36,101,041,543
Schwab 1000 Index Fund	159,307,189	9,415,261,108	—	(106,818,293)	9,467,750,004
Schwab Small-Cap Index Fund	66,076,876	189,919,433	—	(134,895,627)	121,100,682
Schwab Total Stock Market Index Fund	221,060,936	7,569,889,094	—	(109,439,609)	7,681,510,421
Schwab U.S. Large-Cap Growth Index Fund	8,175,622	264,841,732	—	(38,407,381)	234,609,973
Schwab U.S. Large-Cap Value Index Fund	13,126,630	29,992,081	—	—	43,118,711
Schwab U.S. Mid-Cap Index Fund	13,552,130	(4,779,313)	—	(11,482,459)	(2,709,642)
Schwab International Index Fund	257,311,485	1,056,323,239	(423,904)	(560,508,636)	752,702,184
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

9. Federal Income Taxes (continued):
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, the realization for tax purposes of unrealized appreciation or depreciation on futures contracts, the realization for tax purposes of unrealized appreciation on investments in PFICs and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2023, the funds had capital loss carryforwards available as follows:

Schwab S&P 500 Index Fund	$268,609,359
Schwab 1000 Index Fund	106,818,293
Schwab Small-Cap Index Fund	134,895,627
Schwab Total Stock Market Index Fund	109,439,609
Schwab U.S. Large-Cap Growth Index Fund	38,407,381
Schwab U.S. Large-Cap Value Index Fund	—
Schwab U.S. Mid-Cap Index Fund	11,482,459
Schwab International Index Fund	560,508,636
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Schwab S&P 500 Index Fund	$999,828,367	$—	$827,352,159	$65,457,539
Schwab 1000 Index Fund	187,210,509	—	170,064,667	79,902,182
Schwab Small-Cap Index Fund	67,319,807	—	131,927,919	399,701,902
Schwab Total Stock Market Index Fund	253,821,250	—	225,603,990	45,585,913
Schwab U.S. Large-Cap Growth Index Fund	8,433,385	—	6,371,109	9,905,946
Schwab U.S. Large-Cap Value Index Fund	13,415,952	794,933	17,495,710	10,244,421
Schwab U.S. Mid-Cap Index Fund	13,525,251	782,797	11,729,695	14,728,113
Schwab International Index Fund	210,690,877	—	287,643,160	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts in the financial statements. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2023, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in each fund’s Statement of Operations. During the fiscal year ended October 31, 2023, the funds did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Schwab Capital Trust and Shareholders of Schwab 1000 Index Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund, and Schwab International Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab 1000 Index Fund, one of the funds constituting Schwab Investments, and Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund, and Schwab International Index Fund, seven of the funds constituting Schwab Capital Trust, (collectively, the “Funds”) as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the Schwab Investments and the Schwab Capital Trust as of October 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 15, 2023
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Other Federal Tax Information (unaudited)

Schwab International Index Fund may elect to pass through under section 853(a) of the Internal Revenue Code the foreign tax credit of $20,565,478 to its shareholders for the fiscal year ended October 31, 2023. The respective foreign source income on the fund is $285,732,023.
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2023, qualify for the corporate dividends received deduction:

Schwab S&P 500 Index Fund	94.15%
Schwab 1000 Index Fund	94.75%
Schwab Small-Cap Index Fund	76.21%
Schwab Total Stock Market Index Fund	92.08%
Schwab U.S. Large-Cap Growth Index Fund	94.97%
Schwab U.S. Large-Cap Value Index Fund	90.52%
Schwab U.S. Mid-Cap Index Fund	84.11%
Schwab International Index Fund	— %
For the fiscal year ended October 31, 2023, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2024 via IRS Form 1099 of the amounts for use in preparing their 2023 income tax return.
Schwab S&P 500 Index Fund	$989,728,581
Schwab 1000 Index Fund	183,145,173
Schwab Small-Cap Index Fund	52,706,065
Schwab Total Stock Market Index Fund	241,122,882
Schwab U.S. Large-Cap Growth Index Fund	8,205,812
Schwab U.S. Large-Cap Value Index Fund	12,820,161
Schwab U.S. Mid-Cap Index Fund	11,799,919
Schwab International Index Fund	224,355,900
Under section 852(b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2023:
Schwab S&P 500 Index Fund	$—
Schwab 1000 Index Fund	—
Schwab Small-Cap Index Fund	—
Schwab Total Stock Market Index Fund	—
Schwab U.S. Large-Cap Growth Index Fund	—
Schwab U.S. Large-Cap Value Index Fund	794,933
Schwab U.S. Mid-Cap Index Fund	782,797
Schwab International Index Fund	—
For the fiscal year ended October 31, 2023, the funds designate the following amounts as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2024 via IRS Form 1099 of the amounts for use in preparing their 2023 income tax return.
Schwab S&P 500 Index Fund	$10,099,786
Schwab 1000 Index Fund	4,065,336
Schwab Small-Cap Index Fund	9,862,365
Schwab Total Stock Market Index Fund	11,956,854
Schwab U.S. Large-Cap Growth Index Fund	227,573
Schwab U.S. Large-Cap Value Index Fund	515,324
Schwab U.S. Mid-Cap Index Fund	1,336,283
Schwab International Index Fund	—

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Liquidity Risk Management Program  (unaudited)

The funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The funds’ Board of Trustees (the “Board”) has designated the funds’ investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. The program is reasonably designed to assess and manage a fund’s liquidity risk, taking into consideration the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each fund’s investments is supported by third-party liquidity assessment vendors.
The funds’ Board reviewed a report at its meeting held on September 19, 2023 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2022, through May 31, 2023, which included individual fund liquidity risk metrics. The report summarized the operation of the program and the information and factors considered by the investment adviser in assessing whether the program has been adequately and effectively implemented with respect to a fund. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing each fund’s liquidity risk.
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party thereto (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the amended and restated investment advisory and administration agreements (the Agreements) between Schwab Capital Trust and Schwab Investments (collectively, the Trusts) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trusts, including Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab International Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, and Schwab U.S. Mid-Cap Index Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreements with respect to the Funds at meetings held on April 27, 2023 and June 7, 2023, and approved the renewal of the Agreements with respect to the Funds for an additional one-year term at the meeting on June 7, 2023 called for the purpose of voting on such approval.
The Board’s approval of the continuance of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.
the nature, extent and quality of the services provided to each Fund under the Agreements, including the resources of the investment adviser and its affiliates dedicated to the Funds;
2.
each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.
each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.
the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.
the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, and vendor and risk oversight. The Trustees also

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees considered Schwab’s overall financial condition and its reputation as a full service brokerage firm, as well as the wide range of products, services, and account features that benefit Fund shareholders who are brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds supported renewal of the Agreements with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreements with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return and the market environment, as well as in consideration of each Fund’s investment style and strategy. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and such Fund’s demonstrated performance in tracking its benchmark index. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and the investment adviser’s profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Although Schwab Small-Cap Index Fund had performance that ranked in the fourth quartile of a relevant peer group for more than one performance period considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to the Fund, including that the underperformance was attributable, to a significant extent, to investment decisions by the investment adviser that were reasonable and consistent with the Fund’s investment objective and policies and that the investment adviser had taken steps designed to help improve performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund supported renewal of the Agreements with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by the investment adviser to ETFs, other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreements with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. The Trustees reviewed the profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Funds, such as whether, by virtue of its management of the Funds, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreements and other service agreements were reasonable in light of the quality of all services rendered to the Funds by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser with respect to each Fund is reasonable and supported renewal of the Agreements with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, and although the Funds do not have any breakpoints in their advisory fees, the Trustees considered the potential existence of any economies of scale by way of the relatively low advisory fee and unitary fee structure of the Funds and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by the investment adviser in its infrastructure, including modernizing the
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; and (ii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that the investment adviser has invested in its infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continue to increase as a result of regulatory or other developments. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust and Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 106 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	106	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	106	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	106	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	106	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	106	None
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	106	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	106	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)
Co-Chairman of the Board (July 2022 – present), Director and Chief
Executive Officer (Oct. 2008 – present) and President
(Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and
Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director
(May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Co-Chairman of the
Board (July 2022 – present) and Director (Apr. 2006 – present), Charles
Schwab Bank, SSB; Co-Chairman of the Board (July 2022 – present) and
Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB;
Co-Chairman of the Board (July 2022 – present) and Director
(July 2019 – present), Charles Schwab Trust Bank; Director
(May 2008 – present), Chief Executive Officer (Aug. 2017 – present) and
President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Manager
(Sept. 2023 – present), TD Ameritrade Holding LLC; Director
(Oct. 2020 – Aug. 2023), TD Ameritrade Holding Corporation; Director
(July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.
		106	Director (2008 – present), The Charles Schwab Corporation
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)
President (Oct. 2021 – present) and Executive Vice President – Schwab
Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles
Schwab Corporation; President, Director (Oct. 2021 – present), Executive
Vice President – Schwab Asset Management Solutions
(July 2019 – Oct. 2021) and Senior Vice President – Advisory
(May 2016 – July 2019), Charles Schwab & Co., Inc.; President
(Nov. 2021 – present), Schwab Holdings, Inc.; Director
(Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive
Officer and President (Mar. 2018 – Oct. 2022), Charles Schwab Investment
Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and
President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive
Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.
		106	None

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Omar Aguilar
1970
Chief Executive Officer, President and Chief Investment
Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2011)

Chief Executive Officer (Jan. 2022 – present), President (Oct. 2023 – present), (Chief
Investment Officer (Apr. 2011 – present) and Senior Vice President (Apr. 2011 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and
President (Oct. 2022 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive
Officer (Sept. 2023 – present), President (Oct. 2023 – present), Chief Investment Officer
(June 2011 – present) and Vice President (June 2011 – Sept. 2023), Schwab Funds, Laudus
Trust and Schwab ETFs.

Mark Fischer
1970
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2013)

Chief Operating Officer (Dec. 2020 – present) and Treasurer and Chief Financial Officer
(Jan. 2016 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial
Officer (Mar. 2020 – present), Chief Operating Officer (Oct. 2023 – present), Managing
Director (Mar. 2023 – present) and Vice President (Oct. 2013 – Mar. 2023), Charles Schwab
Investment Management, Inc.

Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2023)

Treasurer and Chief Financial Officer (Jan. 2023 – present) and Assistant Treasurer
(Dec. 2015 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director
(Mar. 2023 – present), Vice President (Mar. 2022 – Mar. 2023) and Director
(Oct. 2015 – Mar. 2022), Charles Schwab Investment Management, Inc.; Managing Director
(May 2022 – present) and Vice President (Apr. 2022 – May 2022), Charles Schwab & Co., Inc.

Patrick Cassidy
1964
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2018)

Chief Investment Officer (Oct. 2023 – present) and Vice President (Feb. 2018 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023 – present),
Chief Investment Officer (Oct. 2023 – present), and Senior Vice President
(Oct. 2012 – Mar. 2023), Charles Schwab Investment Management, Inc.

William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2021)

Managing Director (Mar. 2023 – present), Senior Vice President (Jan. 2020 – Mar. 2023) and
Chief Investment Officer (Jan. 2020 – present) Charles Schwab Investment
Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment
Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment
Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018),
ThomasPartners, Inc.

Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and
Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios and Laudus Trust since 2005; Schwab Strategic
Trust since 2009)

Chief Legal Officer (Mar. 2022 – present), Managing Director (Mar. 2023 – present) and Vice
President (Sept. 2005 – Mar. 2023), Charles Schwab Investment Management, Inc.;
Managing Director (May 2022 – present) and Vice President (Aug. 2005 – May 2022), Charles
Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk
(Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present),
Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021),
Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and
Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.

1
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
2
Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
3
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg US Aggregate Bond Index An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization See “market cap.”
capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dow Jones U.S. Total Stock Market Index An index which includes all U.S. equity issues with readily available prices. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net) A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Russell Midcap Index  An index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
Schwab 1000 Index A float-adjusted market capitalization weighted index developed by Charles Schwab & Co., Inc. that represents the performance of the largest 1,000 publicly traded companies in the United States. As a result of corporate actions, the index may be comprised of more or less than 1,000 securities.
stock A share of ownership, or equity, in the issuing company.
total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield The income paid out by an investment, expressed as a percentage of the investment’s market value.
Schwab Equity Index Funds | Annual Report

Schwab Equity Index Funds
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab International Opportunities Fund
Schwab Select Large Cap Growth Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2023 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
¹
State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²
You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares if the Fund’s Board determines that the fee is in the best interests of the Fund. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13810-26
00293084

Item 2: Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not applicable.

(f)(1) Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kimberly S. Patmore, Michael J. Beer and J. Derek Penn, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Ms. Patmore, Mr. Beer and Mr. Penn as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of eight series. One series has a fiscal year-end of October 31, whose annual financial statements are reported in Item 1, six series have a fiscal year-end of August 31, and one series has a fiscal year-end of the last day of February. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the eight operational series during 2023/2024 and 2022/2023, based on their respective 2023/2024 and 2022/2023 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a)Audit Fees[1]		(b)Audit-Related Fees		(c) Tax Fees[2]		(d) All Other Fees
Fiscal Year 2023/2024	Fiscal Year 2022/2023	Fiscal Year 2023/2024	Fiscal Year 2022/2023	Fiscal Year 2023/2024	Fiscal Year 2022/2023	Fiscal Year 2023/2024	Fiscal Year 2022/2023
$280,635	$264,750	$0	$0	$26,280	$24,800	$0	$0

1	The nature of the services includes audit of the registrant’s annual financial statements and normally provided services in connection with regulatory filings for those fiscal years.
2	The nature of the services includes tax compliance, tax advice and tax planning.

(e) (1)	Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

There were no services described in each of paragraphs (b) through (d) above that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2022/2023: $3,651,860                             2021/2022: $8,528,894

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Omar Aguilar and Registrant’s Chief Financial Officer, Dana Smith, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b) A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments – Schwab 1000 Index Fund

By:	/s/ Omar Aguilar
Omar Aguilar Chief Executive Officer

Date:	December 15, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Omar Aguilar
Omar Aguilar Chief Executive Officer

Date:	December 15, 2023

By:	/s/ Dana Smith
Dana Smith Chief Financial Officer

Date:	December 15, 2023